UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-5199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2006

Date of reporting period:	December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholder

Columbia Small Cap Value Fund,
Variable Series

(formerly Colonial Small Cap Value Fund, Variable Series)

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Columbia Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Stephen D. Barbaro, the lead manager, has co-managed the fund since June 2002. Jeremy Javidi has co-managed the fund since August 2005.

Small-cap stocks had another good year in 2006, buoyed by a favorable interest-rate environment, strong corporate earnings and a pick-up in merger and acquisition activity. Within the small-cap universe, value stocks did well, with the Russell 2000 Value Index1 posting the best return of the major U.S. equity market indices. The fund outperformed its peer group, the Morningstar Small Value VIT Category2, but fell short of its benchmark. Fewer than 10% of active managers kept up with the benchmark, whose biggest gains came from the types of stocks and companies many managers tend to avoid—stocks with very low prices, businesses with no earnings and the smallest of small-cap companies. Although lower-quality stocks tended to lead the market over the past year, we kept a long-term focus on companies we believed had strong competitive and financial positions, good earnings growth prospects and reasonable valuations.

Sharp gains from financials

Nearly all sectors generated positive returns for the fund, with the biggest contribution coming from financials, which represented close to 30% of net assets at year end. Stock selection was strong, especially in the commercial banking and insurance industries. The fund also gained ground by avoiding "thrifts"—which include savings and loan organizations and savings banks. These financial institutions suffered from a confluence of rising costs and declining revenues. Cash America International (1.1% of net assets), a pawn shop operator that benefited from growing demand and rising gold prices, was one of the fund's best performers over the past year.

Strong absolute returns from industrials and materials

Industrials and materials stocks also produced positive returns. Within industrials, we targeted capital goods, defense and aerospace companies. Long-time investments in KHD Humboldt Wedag International and Precision Castparts (1.2% and 1.1% of net assets, respectively) generated favorable returns. KHD Humboldt is a multi-national industrial service company, which benefited from fast growth in Eastern European and Asian markets. Precision Castparts, which casts titanium parts for use in the aerospace industry, surged amid strong demand.

An above-average stake in the materials sector, where stocks rallied sharply as commodity prices rose, also helped returns. Positive performers included Greif (1.1% of net assets), a barrel and box manufacturer that benefited from strong execution and an attractive valuation.

Higher quality focus in technology and health care

Technology and health care returns were disappointing, largely because the fund did not own the lower-quality stocks or relatively expensive "hot" stocks that were top performers in each sector. Despite owning a range of semiconductor and semiconductor capital equipment, software and hardware names, the fund missed potential gains because it did not hold some larger tech names in the index that rallied sharply after buy-out offers. In health care, we favored companies operating medical facilities and providing health services. Stocks in these industries suffered as investors worried that more stringent reimbursement regulations would hurt revenues and pricing. Alternative site surgical centers United Surgical Partners International and Symbion (0.3% and 0.3% of net assets, respectively) were among the detractors.

Opportunity for further gains

After a relatively strong run over the past seven years, we believe small-cap value stocks may perform more in line with the broader market going forward. We expect the sector to benefit as long as credit remains available at reasonable rates and the economy continues to grow. We plan to continue to focus on companies we believe are financially strong with decent earnings and attractive stock prices. We plan to maintain above-average stakes in industrials—with an emphasis on aerospace and non-residential commercial construction companies—and in health care, where we hope to continue to find companies with attractive cash flows and undervalued stock prices.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2006 and are subject to change.

1  The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and / or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	Life
Class A (05/19/98)	19.57	15.18	10.85
Russell 2000 Value Index[1]	23.48	15.37	11.01

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class A	17.86	20.67

Growth of a $10,000 investment, 05/19/98 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 19, 1998.

2

Understanding Your Expenses

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,094.02	1,020.42	5.01	4.84	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—99.2%
Consumer Discretionary—10.2%
Auto Components—1.1%
American Axle & Manufacturing Holdings, Inc.	59,200	$1,124,208
BorgWarner, Inc.	39,330	2,321,257
Modine Manufacturing Co.	61,100	1,529,333
		4,974,798
Distributors—0.4%
Building Materials Holding Corp.	69,290	1,710,770
Hotels, Restaurants & Leisure—1.9%
Bob Evans Farms, Inc.	46,460	1,589,861
Landry's Restaurants, Inc.	65,170	1,960,965
Multimedia Games, Inc. (a)	83,622	802,771
Scientific Games Corp., Class A (a)	73,780	2,230,370
Vail Resorts, Inc. (a)	39,380	1,765,012
		8,348,979
Household Durables—1.8%
American Greetings Corp., Class A	142,830	3,409,352
CSS Industries, Inc.	34,100	1,206,117
Furniture Brands International, Inc.	72,570	1,177,811
Kimball International, Inc., Class B	87,660	2,130,138
		7,923,418
Media—0.3%
4Kids Entertainment, Inc. (a)	77,500	1,412,050
Specialty Retail—3.0%
America's Car-Mart, Inc. (a)	123,400	1,463,524
Borders Group, Inc.	53,310	1,191,479
GameStop Corp., Class A (a)	42,680	2,352,095
Monro Muffler, Inc.	67,195	2,358,544
Payless Shoesource, Inc. (a)	52,120	1,710,578
Rent-A-Center, Inc. (a)	81,570	2,407,131
Zale Corp. (a)	54,330	1,532,649
		13,016,000
Textiles, Apparel & Luxury Goods—1.7%
Delta Apparel, Inc.	48,810	834,163
Hampshire Group Ltd. (a)	90,157	1,493,901
Hartmarx Corp. (a)	167,566	1,183,016
Stride Rite Corp.	80,570	1,214,996
Wolverine World Wide, Inc.	95,250	2,716,530
		7,442,606
Consumer Staples—3.2%
Food & Staples Retailing—1.0%
BJ's Wholesale Club, Inc. (a)	35,220	1,095,694
Weis Markets, Inc.	78,980	3,167,888
		4,263,582
Food Products—2.2%
Flowers Foods, Inc.	49,133	1,326,100
J&J Snack Foods Corp.	43,398	1,796,677
Lancaster Colony Corp.	47,170	2,090,103
Lance, Inc.	63,600	1,277,088
Maui Land & Pineapple Co., Inc. (a)	38,940	1,320,845

	Shares	Value
Ralcorp Holdings, Inc. (a)	37,740	$1,920,588
		9,731,401
Energy—5.9%
Energy Equipment & Services—2.6%
Complete Production Services, Inc. (a)	36,060	764,472
Grey Wolf, Inc. (a)	245,600	1,684,816
Lone Star Technologies, Inc. (a)	38,740	1,875,403
Lufkin Industries, Inc.	56,242	3,266,535
Oil States International, Inc. (a)	30,610	986,560
Superior Well Services, Inc. (a)	18,780	480,017
TriCo Marine Services, Inc. (a)	61,537	2,357,483
		11,415,286
Oil, Gas & Consumable Fuels—3.3%
Alpha Natural Resources, Inc. (a)	72,530	1,032,102
Aurora Oil & Gas Corp. (a)	184,670	592,791
Bois d'Arc Energy, Inc. (a)	57,797	845,570
Comstock Resources, Inc. (a)	25,050	778,053
Harvest Natural Resources, Inc. (a)	134,307	1,427,683
Houston Exploration Co. (a)	19,260	997,283
Nordic American Tanker Shipping	49,161	1,678,848
Peabody Energy Corp.	35,560	1,436,980
Range Resources Corp.	92,590	2,542,521
Stone Energy Corp. (a)	33,670	1,190,235
Swift Energy Co. (a)	23,040	1,032,422
Western Refining, Inc.	36,830	937,692
		14,492,180
Financials—28.9%
Capital Markets—0.9%
Piper Jaffray Companies, Inc. (a)	37,610	2,450,292
Thomas Weisel Partners Group, Inc. (a)	64,731	1,365,824
		3,816,116
Commercial Banks—11.4%
BancFirst Corp.	29,498	1,592,892
BancTrust Financial Group, Inc.	63,528	1,621,235
Bank of Granite Corp.	102,771	1,949,566
Bryn Mawr Bank Corp.	66,607	1,574,589
Capitol Bancorp Ltd.	71,046	3,282,325
Central Pacific Financial Corp.	41,100	1,593,036
Chemical Financial Corp.	74,235	2,472,025
Chittenden Corp.	73,190	2,246,201
Citizens Banking Corp.	80,150	2,123,975
City Holding Co.	41,360	1,691,210
Columbia Banking System, Inc.	51,460	1,807,275
Community Trust Bancorp, Inc.	59,162	2,456,998
First Citizens BancShares, Inc., Class A	7,009	1,420,304
First Financial Bankshares, Inc.	42,164	1,764,985
First Financial Corp.	54,450	1,930,253
First National Bank Alaska	98	204,820
Mass Financial Corp., Class A (a)	154,340	416,718

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Merchants Bancshares, Inc.	55,920	$1,286,160
Northrim BanCorp, Inc.	57,870	1,539,342
S&T Bancorp, Inc.	55,453	1,922,556
Sandy Spring Bancorp, Inc.	34,850	1,330,573
Sterling Bancorp NY	71,410	1,406,777
Susquehanna Bancshares, Inc.	81,470	2,189,914
Taylor Capital Group, Inc.	55,450	2,030,024
TriCo Bancshares	72,987	1,985,976
Trustmark Corp.	41,400	1,354,194
UMB Financial Corp.	75,110	2,742,266
Whitney Holding Corp.	78,250	2,552,515
		50,488,704
Consumer Finance—1.8%
Advance America Cash Advance Centers, Inc.	199,580	2,923,847
Cash America International, Inc.	103,300	4,844,770
		7,768,617
Diversified Financial Services—0.5%
Financial Federal Corp.	14,441	424,710
Medallion Financial Corp.	138,600	1,714,482
		2,139,192
Insurance—7.2%
American Physicians Capital, Inc. (a)	61,645	2,468,266
Baldwin & Lyons, Inc., Class B	56,371	1,439,715
CNA Surety Corp. (a)	107,690	2,315,335
Commerce Group, Inc.	76,950	2,289,263
Delphi Financial Group, Inc., Class A	78,859	3,190,635
Harleysville Group, Inc.	43,325	1,508,577
Horace Mann Educators Corp.	117,810	2,379,762
KMG America Corp. (a)	168,319	1,614,179
National Western Life Insurance Co., Class A	5,886	1,354,604
Navigators Group, Inc. (a)	74,717	3,599,865
Phoenix Companies, Inc.	159,180	2,529,370
ProCentury Corp.	135,680	2,510,080
RLI Corp.	38,557	2,175,386
United America Indemnity Ltd., Class A (a)	92,930	2,353,917
		31,728,954
Real Estate Investment Trusts (REITs)—6.3%
Cousins Properties, Inc.	36,610	1,291,235
Crescent Real Estate Equities Co.	102,300	2,020,425
Equity One, Inc.	95,270	2,539,898
Franklin Street Properties Corp.	115,842	2,438,474
Getty Realty Corp.	61,020	1,885,518
Healthcare Realty Trust, Inc.	66,040	2,611,222
Highland Hospitality Corp.	119,350	1,700,737
Lexington Corporate Properties Trust	98,355	2,205,119
Mid-America Apartment Communities, Inc.	19,300	1,104,732
National Health Investors, Inc.	14,450	476,850
Potlatch Corp.	50,100	2,195,382
Strategic Hotels & Resorts, Inc.	105,600	2,301,024

	Shares	Value
Sun Communities, Inc.	52,750	$1,706,990
Universal Health Realty Income Trust	44,780	1,745,524
Urstadt Biddle Properties, Inc., Class A	87,810	1,676,293
		27,899,423
Thrifts & Mortgage Finance—0.8%
Corus Bankshares, Inc.	106,339	2,453,241
TrustCo Bank Corp. NY	114,430	1,272,461
		3,725,702
Health Care—9.0%
Health Care Equipment & Supplies—2.4%
Analogic Corp.	23,270	1,306,378
DJO, Inc. (a)	30,640	1,312,005
Greatbatch, Inc. (a)	43,405	1,168,463
Haemonetics Corp. (a)	47,860	2,154,657
STERIS Corp.	110,780	2,788,332
Viasys Healthcare, Inc. (a)	38,260	1,064,393
Vital Signs, Inc.	18,510	924,019
		10,718,247
Health Care Providers & Services—4.9%
Cross Country Healthcare, Inc. (a)	102,500	2,236,550
Genesis HealthCare Corp. (a)	52,240	2,467,295
Gentiva Health Services, Inc. (a)	107,440	2,047,806
Hooper Holmes, Inc. (a)	175,130	579,680
Kindred Healthcare, Inc. (a)	94,070	2,375,268
Owens & Minor, Inc.	51,860	1,621,662
Pediatrix Medical Group, Inc. (a)	86,600	4,234,740
RehabCare Group, Inc. (a)	45,130	670,181
Res-Care, Inc. (a)	94,540	1,715,901
Symbion, Inc. (a)	72,480	1,341,605
U.S. Physical Therapy, Inc. (a)	62,460	765,135
United Surgical Partners International, Inc. (a)	47,380	1,343,223
		21,399,046
Life Sciences Tools & Services—1.3%
Bio-Rad Laboratories, Inc., Class A (a)	28,390	2,342,743
PAREXEL International Corp. (a)	78,660	2,278,780
Varian, Inc. (a)	23,310	1,044,055
		5,665,578
Pharmaceuticals—0.4%
Alpharma, Inc., Class A	73,120	1,762,192
Industrials—16.6%
Aerospace & Defense—2.7%
AAR Corp. (a)	98,623	2,878,805
Esterline Technologies Corp. (a)	67,790	2,727,192
Moog, Inc., Class A (a)	33,880	1,293,877
Precision Castparts Corp.	63,590	4,977,825
		11,877,699

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Airlines—0.8%
JetBlue Airways Corp. (a)	125,700	$1,784,940
Skywest, Inc.	73,580	1,877,026
		3,661,966
Building Products—1.3%
Goodman Global, Inc. (a)	63,236	1,087,659
Lennox International, Inc.	45,700	1,398,877
NCI Building Systems, Inc. (a)	61,310	3,172,793
		5,659,329
Commercial Services & Supplies—3.8%
ABM Industries, Inc.	53,580	1,216,802
Casella Waste Systems, Inc., Class A (a)	103,290	1,263,237
CBIZ, Inc. (a)	93,004	648,238
Consolidated Graphics, Inc. (a)	59,840	3,534,749
Healthcare Services Group, Inc.	86,196	2,496,236
IKON Office Solutions, Inc.	80,750	1,321,878
Korn/Ferry International (a)	70,390	1,616,154
Navigant Consulting, Inc. (a)	22,014	434,997
TeleTech Holdings, Inc. (a)	111,680	2,666,918
United Stationers, Inc. (a)	32,950	1,538,435
		16,737,644
Construction & Engineering—2.1%
EMCOR Group, Inc. (a)	45,830	2,605,436
KHD Humboldt Wedag International Ltd. (a)	131,656	5,276,772
Washington Group International, Inc. (a)	22,130	1,323,153
		9,205,361
Electrical Equipment—1.8%
Belden CDT, Inc.	44,860	1,753,577
Genlyte Group, Inc. (a)	41,860	3,269,685
Woodward Governor Co.	77,770	3,088,247
		8,111,509
Machinery—1.7%
EnPro Industries, Inc. (a)	74,100	2,460,861
Harsco Corp.	52,940	4,028,734
Kadant, Inc. (a)	32,853	800,956
		7,290,551
Road & Rail—1.2%
Dollar Thrifty Automotive Group, Inc. (a)	23,190	1,057,696
Ryder System, Inc.	31,410	1,603,794
Werner Enterprises, Inc.	147,010	2,569,735
		5,231,225
Trading Companies & Distributors—0.9%
Kaman Corp.	65,850	1,474,381
Watsco, Inc.	55,360	2,610,778
		4,085,159
Transportation Infrastructure—0.3%
Interpool, Inc.	62,467	1,459,229

	Shares	Value
Information Technology—14.7%
Communications Equipment—1.9%
Anaren, Inc. (a)	121,290	$2,154,111
Andrew Corp. (a)	92,030	941,467
Black Box Corp.	28,426	1,193,608
Dycom Industries, Inc. (a)	88,790	1,875,245
Polycom, Inc. (a)	45,140	1,395,277
Tollgrade Communications, Inc. (a)	74,690	789,473
		8,349,181
Computers & Peripherals—1.2%
Electronics for Imaging, Inc. (a)	84,660	2,250,263
Emulex Corp. (a)	80,590	1,572,311
Imation Corp.	27,830	1,292,147
Mobility Electronics, Inc. (a)	120,610	404,043
		5,518,764
Electronic Equipment & Instruments—3.3%
Agilysys, Inc.	57,670	965,396
Anixter International, Inc. (a)	38,840	2,109,012
Benchmark Electronics, Inc. (a)	87,195	2,124,070
Brightpoint, Inc. (a)	183,174	2,463,690
Coherent, Inc. (a)	36,468	1,151,295
MTS Systems Corp.	51,590	1,992,406
NAM TAI Electronics, Inc.	101,550	1,542,544
Vishay Intertechnology, Inc. (a)	155,700	2,108,178
		14,456,591
Internet Software & Services—0.1%
Keynote Systems, Inc. (a)	34,157	362,064
IT Services—1.5%
Acxiom Corp.	50,209	1,287,861
CSG Systems International, Inc. (a)	27,005	721,844
MAXIMUS, Inc.	31,430	967,415
MPS Group, Inc. (a)	257,130	3,646,103
		6,623,223
Semiconductors & Semiconductor Equipment—4.3%
Actel Corp. (a)	81,350	1,477,316
Advanced Energy Industries, Inc. (a)	71,210	1,343,733
Asyst Technologies, Inc. (a)	146,460	1,070,623
ATMI, Inc. (a)	47,960	1,464,219
Brooks Automation, Inc. (a)	58,492	842,285
Cabot Microelectronics Corp. (a)	29,990	1,017,861
Cymer, Inc. (a)	29,640	1,302,678
Exar Corp. (a)	88,460	1,149,980
Fairchild Semiconductor International, Inc. (a)	87,910	1,477,767
MEMC Electronic Materials, Inc. (a)	34,830	1,363,246
Sigmatel, Inc. (a)	206,150	902,937
Standard Microsystems Corp. (a)	79,150	2,214,617
Varian Semiconductor Equipment Associates, Inc. (a)	46,845	2,132,384
Veeco Instruments, Inc. (a)	59,710	1,118,368
		18,878,014
Software—2.4%
Captaris, Inc. (a)	182,090	1,414,839
Lawson Software, Inc. (a)	215,890	1,595,427
MapInfo Corp. (a)	72,214	942,393
MSC.Software Corp. (a)	116,130	1,768,660

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Sybase, Inc. (a)	74,550	$1,841,385
Synchronoss Technologies, Inc. (a)	74,815	1,026,462
Transaction Systems Architects, Inc. (a)	61,240	1,994,587
		10,583,753
Materials—6.6%
Chemicals—1.6%
H.B. Fuller Co.	122,480	3,162,434
Minerals Technologies, Inc.	34,070	2,002,975
Sensient Technologies Corp.	83,920	2,064,432
		7,229,841
Construction Materials—0.8%
Eagle Materials, Inc.	76,430	3,304,069
Containers & Packaging—1.7%
AptarGroup, Inc.	39,920	2,356,877
Greif, Inc., Class A	42,750	5,061,600
		7,418,477
Metals & Mining—1.6%
Carpenter Technology Corp.	21,470	2,201,104
Metal Management, Inc.	35,260	1,334,591
RTI International Metals, Inc. (a)	28,180	2,204,240
Worthington Industries, Inc.	86,290	1,529,059
		7,268,994
Paper & Forest Products—0.9%
Glatfelter Co.	121,810	1,888,055
Mercer International, Inc. (a)	158,400	1,880,208
		3,768,263
Telecommunication Services—0.3%
Diversified Telecommunication Services—0.3%
North Pittsburgh Systems, Inc.	55,130	1,330,838
Utilities—3.8%
Electric Utilities—2.2%
ALLETE, Inc.	31,890	1,484,161
El Paso Electric Co. (a)	87,820	2,140,173
Maine & Maritimes Corp. (a)(b)	17,510	265,802
MGE Energy, Inc.	45,770	1,674,267
Otter Tail Corp.	58,610	1,826,287
Puget Energy, Inc.	84,550	2,144,188
		9,534,878
Gas Utilities—0.9%
Northwest Natural Gas Co.	43,680	1,853,779
WGL Holdings, Inc.	63,150	2,057,427
		3,911,206

	Shares	Value
Multi-Utilities—0.7%
CH Energy Group, Inc.	59,890	$3,162,192
Total Common Stocks (cost of $356,661,849)		436,862,861
INVESTMENT COMPANY—0.5%
iShares Russell 2000 Value Index Fund	30,250	2,420,605
Total Investment Company (cost of $2,440,253)		2,420,605
	Par
SHORT-TERM OBLIGATION—0.2%
Repurchase agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 02/15/25, market value of $1,032,750 (repurchase proceeds $1,011,535)	$1,011,000	1,011,000
Total Short-Term Obligation (cost of $1,011,000)		1,011,000
Total Investments—99.9% (cost of $360,113,102) (c)		440,294,466
Other Assets & Liabilities, Net—0.1%		250,677
Net Assets—100.0%		$440,545,143

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $360,176,390.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	28.9%
Industrials	16.6
Information Technology	14.7
Consumer Discretionary	10.2
Health Care	9.0
Materials	6.6
Energy	5.9
Utilities	3.8
Consumer Staples	3.2
Telecommunication Services	0.3
Investment Company	0.5
99.7
Short-Term Obligation	0.2
Other Assets & Liabilities, Net	0.1
100.0%

See Accompanying Notes to Financial Statements.
7

Statement of Assets and Liabilities

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$360,113,102
Investments, at value	$440,294,466
Cash	211
Receivable for:
Investments sold	406,829
Fund shares sold	1,740
Interest	401
Dividends	504,484
Expense reimbursement due from Investment Advisor	81,085
Deferred Trustees' compensation plan	13,863
Total Assets	441,303,079
Liabilities
Payable for:
Investments purchased	48,497
Fund shares repurchased	230,934
Investment advisory fee	296,575
Transfer agent fee	3
Pricing and bookkeeping fees	11,620
Trustees' fees	153
Custody fee	5,063
Distribution fee-Class B	89,336
Chief compliance officer expenses	2,658
Deferred Trustees' fees	13,863
Other liabilities	59,234
Total Liabilities	757,936
Net Assets	$440,545,143
Net Assets Consist of
Paid-in capital	$314,474,859
Undistributed net investment income	1,164,907
Accumulated net realized gain	44,724,013
Net unrealized appreciation on investments	80,181,364
Net Assets	$440,545,143
Class A:
Net assets	$13,667,938
Shares outstanding	661,088
Net asset value per share	$20.67
Class B:
Net assets	$426,877,205
Shares outstanding	20,714,921
Net asset value per share	$20.61

See Accompanying Notes to Financial Statements.
8

Statement of Operations

Columbia Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$6,037,828
Interest	65,538
Total Investment Income	6,103,366
Expenses
Investment advisory fee	3,570,591
Distribution fee-Class B	1,081,084
Transfer agent fee	270
Pricing and bookkeeping fees	126,726
Trustees' fees	29,391
Custody fee	81,743
Chief compliance officer expenses	7,275
Non-recurring costs (See Note 7)	1,981
Other expenses	241,225
Total Operating Expenses	5,140,286
Interest expense	25,630
Total Expenses	5,165,916
Fees reimbursed by Distributor-Class B	(255,656)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(1,981)
Custody earnings credit	(574)
Net Expenses	4,907,705
Net Investment Income	1,195,661
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	44,973,222
Net change in unrealized appreciation on investments	29,070,227
Net Gain	74,043,449
Net Increase Resulting from Operations	$75,239,110

See Accompanying Notes to Financial Statements.
9

Statement of Changes in Net Assets

Columbia Small Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$1,195,661	$1,667,913
Net realized gain on investments	44,973,222	11,304,654
Net change in unrealized appreciation on investments	29,070,227	9,670,800
Net Increase Resulting from Operations	75,239,110	22,643,367
Distributions Declared to Shareholders
From net investment income:
Class A	(69,898)	—
Class B	(1,434,176)	—
From net realized gains:
Class A	(364,376)	(27,432)
Class B	(11,170,592)	(733,878)
Total Distributions Declared to Shareholders	(13,039,042)	(761,310)
Share Transactions
Class A:
Subscriptions	1,258,094	2,105,777
Distributions reinvested	434,274	27,432
Redemptions	(3,782,094)	(3,632,642)
Net Decrease	(2,089,726)	(1,499,433)
Class B:
Subscriptions	64,312,244	131,584,854
Distributions reinvested	12,604,768	733,878
Redemptions	(109,733,955)	(18,494,137)
Net Increase (Decrease)	(32,816,943)	113,824,595
Net Increase (Decrease) from Share Transactions	(34,906,669)	112,325,162
Total Increase in Net Assets	27,293,399	134,207,219
Net Assets
Beginning of period	413,251,744	279,044,525
End of period	$440,545,143	$413,251,744
Undistributed net investment income at end of period	$1,164,907	$1,285,935
Changes in Shares
Class A:
Subscriptions	64,076	124,507
Issued for distributions reinvested	22,725	1,545
Redemptions	(193,433)	(217,621)
Net Decrease	(106,632)	(91,569)
Class B:
Subscriptions	3,293,700	7,859,004
Issued for distributions reinvested	661,667	41,439
Redemptions	(5,678,595)	(1,089,973)
Net Increase (Decrease)	(1,723,228)	6,810,470

See Accompanying Notes to Financial Statements.
10

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)		2005		2004	2003		2002
Net Asset Value, Beginning of Period	$17.86		$16.94		$14.23	$10.48		$11.56
Income from Investment Operations
Net investment income (b)	0.11		0.12		0.09	0.07		0.02
Net realized and unrealized gain (loss) on investments and foreign currency	3.33		0.83		3.13	4.03		(0.73)
Total from Investment Operations	3.44		0.95		3.22	4.10		(0.71)
Less Distributions Declared to Shareholders
From net investment income	(0.10)		—		(0.07)	(0.03)		(0.01)
From net realized gains	(0.53)		(0.03)		(0.44)	(0.32)		(0.36)
Total Distributions Declared to Shareholders	(0.63)		(0.03)		(0.51)	(0.35)		(0.37)
Net Asset Value, End of Period	$20.67		$17.86		$16.94	$14.23		$10.48
Total return (c)(d)	19.57%		5.64	%(e)(f)	22.70%	39.30	%(e)	(6.12	)%(e)
Ratios to Average Net Assets/ Supplemental Data
Operating expenses (g)	0.91%		0.90%		0.97%	1.10%		1.10%
Interest expense	—	%(h)	—		—	—		—
Total expenses (g)	0.91%		0.90%		0.97%	1.10%		1.10%
Waiver/reimbursement	—		—	%(h)	—	0.11%		0.04%
Net investment income (g)	0.57%		0.67%		0.57%	0.59%		0.18%
Portfolio turnover rate	35%		38%		30%	55%		125%
Net assets, end of period (000's)	$13,668		$13,711		$14,557	$10,738		$7,893

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series, was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
11

Notes to Financial Statements

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Small Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor, Columbia Management Advisors, LLC, ("Columbia"), has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on

12

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Passive Foreign Investment Companies were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$187,385	$(187,386)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary income*	$2,591,993	$706,775
Long-term capital gains	10,447,049	54,535

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$8,170,272	$37,799,460	$80,118,076

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$91,120,656
Unrealized depreciation	(11,002,580)
Net unrealized appreciation	$80,118,076

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives

13

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses was 0.028% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

14

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $153,767,994 and $198,813,265, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the average daily loan balance outstanding on days where borrowings existed was $2,126,761 at a weighted average interest rate of 5.67%.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the

15

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $1,981 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Colonial Small Cap Value Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

17

Unaudited Information

Columbia Small Cap Value Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $37,839,936.

42.35% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2006 qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Small Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

19

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

20

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Small Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Cap Value Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide

23

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Cap Value Fund, Variable Series

distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

24

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Small Cap Value Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular at

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Cap Value Fund, Variable Series

tention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Cap Value Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents ex

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Cap Value Fund, Variable Series

plaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

28

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

29

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Small Cap Value Fund,
Variable Series

(formerly Colonial Small Cap Value Fund, Variable Series)

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Columbia Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Stephen D. Barbaro, the lead manager, has co-managed the fund since June 2002. Jeremy Javidi has co-managed the fund since August 2005.

Small-cap stocks had another good year in 2006, buoyed by a favorable interest-rate environment, strong corporate earnings and a pick-up in merger and acquisition activity. Within the small-cap universe, value stocks did well, with the Russell 2000 Value Index1 posting the best return of the major U.S. equity market indices. The fund outperformed its peer group, the Morningstar Small Value VIT Category2, but fell short of its benchmark. Fewer than 10% of active managers kept up with the benchmark, whose biggest gains came from the types of stocks and companies many managers tend to avoid—stocks with very low prices, businesses with no earnings and the smallest of small-cap companies. Although lower-quality stocks tended to lead the market over the past year, we kept a long-term focus on companies we believed had strong competitive and financial positions, good earnings growth prospects and reasonable valuations.

Sharp gains from financials

Nearly all sectors generated positive returns for the fund, with the biggest contribution coming from financials, which represented close to 30% of net assets at year end. Stock selection was strong, especially in the commercial banking and insurance industries. The fund also gained ground by avoiding "thrifts"—which include savings and loan organizations and savings banks. These financial institutions suffered from a confluence of rising costs and declining revenues. Cash America International (1.1% of net assets), a pawn shop operator that benefited from growing demand and rising gold prices, was one of the fund's best performers over the past year.

Strong absolute returns from industrials and materials

Industrials and materials stocks also produced positive returns. Within industrials, we targeted capital goods, defense and aerospace companies. Long-time investments in KHD Humboldt Wedag International and Precision Castparts (1.2% and 1.1% of net assets, respectively) generated favorable returns. KHD Humboldt is a multi-national industrial service company, which benefited from fast growth in Eastern European and Asian markets. Precision Castparts, which casts titanium parts for use in the aerospace industry, surged amid strong demand.

An above-average stake in the materials sector, where stocks rallied sharply as commodity prices rose, also helped returns. Positive performers included Greif (1.1% of net assets), a barrel and box manufacturer that benefited from strong execution and an attractive valuation.

Higher quality focus in technology and health care

Technology and health care returns were disappointing, largely because the fund did not own the lower-quality stocks or relatively expensive "hot" stocks that were top performers in each sector. Despite owning a range of semiconductor and semiconductor capital equipment, software and hardware names, the fund missed potential gains because it did not hold some larger tech names in the index that rallied sharply after buy-out offers. In health care, we favored companies operating medical facilities and providing health services. Stocks in these industries suffered as investors worried that more stringent reimbursement regulations would hurt revenues and pricing. Alternative site surgical centers United Surgical Partners International and Symbion (0.3% and 0.3% of net assets, respectively) were among the detractors.

Opportunity for further gains

After a relatively strong run over the past seven years, we believe small-cap value stocks may perform more in line with the broader market going forward. We expect the sector to benefit as long as credit remains available at reasonable rates and the economy continues to grow. We plan to continue to focus on companies we believe are financially strong with decent earnings and attractive stock prices. We plan to maintain above-average stakes in industrials—with an emphasis on aerospace and non-residential commercial construction companies—and in health care, where we hope to continue to find companies with attractive cash flows and undervalued stock prices.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2006 and are subject to change.

1  The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and / or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	Life
Class B (06/01/00)	19.36	15.06	10.77
Russell 2000 Value Index[1]	23.48	15.37	11.01

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class B	17.81	20.61

Growth of a $10,000 investment, 05/19/982 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class of shares would be lower.

1  Index performance for the life of the fund is from May 19, 1998.

2  Inception date of class A shares (oldest existing share class).

2

Understanding Your Expenses

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,093.51	1,019.66	5.80	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—99.2%
Consumer Discretionary—10.2%
Auto Components—1.1%
American Axle & Manufacturing Holdings, Inc.	59,200	$1,124,208
BorgWarner, Inc.	39,330	2,321,257
Modine Manufacturing Co.	61,100	1,529,333
		4,974,798
Distributors—0.4%
Building Materials Holding Corp.	69,290	1,710,770
Hotels, Restaurants & Leisure—1.9%
Bob Evans Farms, Inc.	46,460	1,589,861
Landry's Restaurants, Inc.	65,170	1,960,965
Multimedia Games, Inc. (a)	83,622	802,771
Scientific Games Corp., Class A (a)	73,780	2,230,370
Vail Resorts, Inc. (a)	39,380	1,765,012
		8,348,979
Household Durables—1.8%
American Greetings Corp., Class A	142,830	3,409,352
CSS Industries, Inc.	34,100	1,206,117
Furniture Brands International, Inc.	72,570	1,177,811
Kimball International, Inc., Class B	87,660	2,130,138
		7,923,418
Media—0.3%
4Kids Entertainment, Inc. (a)	77,500	1,412,050
Specialty Retail—3.0%
America's Car-Mart, Inc. (a)	123,400	1,463,524
Borders Group, Inc.	53,310	1,191,479
GameStop Corp., Class A (a)	42,680	2,352,095
Monro Muffler, Inc.	67,195	2,358,544
Payless Shoesource, Inc. (a)	52,120	1,710,578
Rent-A-Center, Inc. (a)	81,570	2,407,131
Zale Corp. (a)	54,330	1,532,649
		13,016,000
Textiles, Apparel & Luxury Goods—1.7%
Delta Apparel, Inc.	48,810	834,163
Hampshire Group Ltd. (a)	90,157	1,493,901
Hartmarx Corp. (a)	167,566	1,183,016
Stride Rite Corp.	80,570	1,214,996
Wolverine World Wide, Inc.	95,250	2,716,530
		7,442,606
Consumer Staples—3.2%
Food & Staples Retailing—1.0%
BJ's Wholesale Club, Inc. (a)	35,220	1,095,694
Weis Markets, Inc.	78,980	3,167,888
		4,263,582
Food Products—2.2%
Flowers Foods, Inc.	49,133	1,326,100
J&J Snack Foods Corp.	43,398	1,796,677
Lancaster Colony Corp.	47,170	2,090,103
Lance, Inc.	63,600	1,277,088
Maui Land & Pineapple Co., Inc. (a)	38,940	1,320,845

	Shares	Value
Ralcorp Holdings, Inc. (a)	37,740	$1,920,588
		9,731,401
Energy—5.9%
Energy Equipment & Services—2.6%
Complete Production Services, Inc. (a)	36,060	764,472
Grey Wolf, Inc. (a)	245,600	1,684,816
Lone Star Technologies, Inc. (a)	38,740	1,875,403
Lufkin Industries, Inc.	56,242	3,266,535
Oil States International, Inc. (a)	30,610	986,560
Superior Well Services, Inc. (a)	18,780	480,017
TriCo Marine Services, Inc. (a)	61,537	2,357,483
		11,415,286
Oil, Gas & Consumable Fuels—3.3%
Alpha Natural Resources, Inc. (a)	72,530	1,032,102
Aurora Oil & Gas Corp. (a)	184,670	592,791
Bois d'Arc Energy, Inc. (a)	57,797	845,570
Comstock Resources, Inc. (a)	25,050	778,053
Harvest Natural Resources, Inc. (a)	134,307	1,427,683
Houston Exploration Co. (a)	19,260	997,283
Nordic American Tanker Shipping	49,161	1,678,848
Peabody Energy Corp.	35,560	1,436,980
Range Resources Corp.	92,590	2,542,521
Stone Energy Corp. (a)	33,670	1,190,235
Swift Energy Co. (a)	23,040	1,032,422
Western Refining, Inc.	36,830	937,692
		14,492,180
Financials—28.9%
Capital Markets—0.9%
Piper Jaffray Companies, Inc. (a)	37,610	2,450,292
Thomas Weisel Partners Group, Inc. (a)	64,731	1,365,824
		3,816,116
Commercial Banks—11.4%
BancFirst Corp.	29,498	1,592,892
BancTrust Financial Group, Inc.	63,528	1,621,235
Bank of Granite Corp.	102,771	1,949,566
Bryn Mawr Bank Corp.	66,607	1,574,589
Capitol Bancorp Ltd.	71,046	3,282,325
Central Pacific Financial Corp.	41,100	1,593,036
Chemical Financial Corp.	74,235	2,472,025
Chittenden Corp.	73,190	2,246,201
Citizens Banking Corp.	80,150	2,123,975
City Holding Co.	41,360	1,691,210
Columbia Banking System, Inc.	51,460	1,807,275
Community Trust Bancorp, Inc.	59,162	2,456,998
First Citizens BancShares, Inc., Class A	7,009	1,420,304
First Financial Bankshares, Inc.	42,164	1,764,985
First Financial Corp.	54,450	1,930,253
First National Bank Alaska	98	204,820
Mass Financial Corp., Class A (a)	154,340	416,718

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Merchants Bancshares, Inc.	55,920	$1,286,160
Northrim BanCorp, Inc.	57,870	1,539,342
S&T Bancorp, Inc.	55,453	1,922,556
Sandy Spring Bancorp, Inc.	34,850	1,330,573
Sterling Bancorp NY	71,410	1,406,777
Susquehanna Bancshares, Inc.	81,470	2,189,914
Taylor Capital Group, Inc.	55,450	2,030,024
TriCo Bancshares	72,987	1,985,976
Trustmark Corp.	41,400	1,354,194
UMB Financial Corp.	75,110	2,742,266
Whitney Holding Corp.	78,250	2,552,515
		50,488,704
Consumer Finance—1.8%
Advance America Cash Advance Centers, Inc.	199,580	2,923,847
Cash America International, Inc.	103,300	4,844,770
		7,768,617
Diversified Financial Services—0.5%
Financial Federal Corp.	14,441	424,710
Medallion Financial Corp.	138,600	1,714,482
		2,139,192
Insurance—7.2%
American Physicians Capital, Inc. (a)	61,645	2,468,266
Baldwin & Lyons, Inc., Class B	56,371	1,439,715
CNA Surety Corp. (a)	107,690	2,315,335
Commerce Group, Inc.	76,950	2,289,263
Delphi Financial Group, Inc., Class A	78,859	3,190,635
Harleysville Group, Inc.	43,325	1,508,577
Horace Mann Educators Corp.	117,810	2,379,762
KMG America Corp. (a)	168,319	1,614,179
National Western Life Insurance Co., Class A	5,886	1,354,604
Navigators Group, Inc. (a)	74,717	3,599,865
Phoenix Companies, Inc.	159,180	2,529,370
ProCentury Corp.	135,680	2,510,080
RLI Corp.	38,557	2,175,386
United America Indemnity Ltd., Class A (a)	92,930	2,353,917
		31,728,954
Real Estate Investment Trusts (REITs)—6.3%
Cousins Properties, Inc.	36,610	1,291,235
Crescent Real Estate Equities Co.	102,300	2,020,425
Equity One, Inc.	95,270	2,539,898
Franklin Street Properties Corp.	115,842	2,438,474
Getty Realty Corp.	61,020	1,885,518
Healthcare Realty Trust, Inc.	66,040	2,611,222
Highland Hospitality Corp.	119,350	1,700,737
Lexington Corporate Properties Trust	98,355	2,205,119
Mid-America Apartment Communities, Inc.	19,300	1,104,732
National Health Investors, Inc.	14,450	476,850
Potlatch Corp.	50,100	2,195,382
Strategic Hotels & Resorts, Inc.	105,600	2,301,024

	Shares	Value
Sun Communities, Inc.	52,750	$1,706,990
Universal Health Realty Income Trust	44,780	1,745,524
Urstadt Biddle Properties, Inc., Class A	87,810	1,676,293
		27,899,423
Thrifts & Mortgage Finance—0.8%
Corus Bankshares, Inc.	106,339	2,453,241
TrustCo Bank Corp. NY	114,430	1,272,461
		3,725,702
Health Care—9.0%
Health Care Equipment & Supplies—2.4%
Analogic Corp.	23,270	1,306,378
DJO, Inc. (a)	30,640	1,312,005
Greatbatch, Inc. (a)	43,405	1,168,463
Haemonetics Corp. (a)	47,860	2,154,657
STERIS Corp.	110,780	2,788,332
Viasys Healthcare, Inc. (a)	38,260	1,064,393
Vital Signs, Inc.	18,510	924,019
		10,718,247
Health Care Providers & Services—4.9%
Cross Country Healthcare, Inc. (a)	102,500	2,236,550
Genesis HealthCare Corp. (a)	52,240	2,467,295
Gentiva Health Services, Inc. (a)	107,440	2,047,806
Hooper Holmes, Inc. (a)	175,130	579,680
Kindred Healthcare, Inc. (a)	94,070	2,375,268
Owens & Minor, Inc.	51,860	1,621,662
Pediatrix Medical Group, Inc. (a)	86,600	4,234,740
RehabCare Group, Inc. (a)	45,130	670,181
Res-Care, Inc. (a)	94,540	1,715,901
Symbion, Inc. (a)	72,480	1,341,605
U.S. Physical Therapy, Inc. (a)	62,460	765,135
United Surgical Partners International, Inc. (a)	47,380	1,343,223
		21,399,046
Life Sciences Tools & Services—1.3%
Bio-Rad Laboratories, Inc., Class A (a)	28,390	2,342,743
PAREXEL International Corp. (a)	78,660	2,278,780
Varian, Inc. (a)	23,310	1,044,055
		5,665,578
Pharmaceuticals—0.4%
Alpharma, Inc., Class A	73,120	1,762,192
Industrials—16.6%
Aerospace & Defense—2.7%
AAR Corp. (a)	98,623	2,878,805
Esterline Technologies Corp. (a)	67,790	2,727,192
Moog, Inc., Class A (a)	33,880	1,293,877
Precision Castparts Corp.	63,590	4,977,825
		11,877,699

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Airlines—0.8%
JetBlue Airways Corp. (a)	125,700	$1,784,940
Skywest, Inc.	73,580	1,877,026
		3,661,966
Building Products—1.3%
Goodman Global, Inc. (a)	63,236	1,087,659
Lennox International, Inc.	45,700	1,398,877
NCI Building Systems, Inc. (a)	61,310	3,172,793
		5,659,329
Commercial Services & Supplies—3.8%
ABM Industries, Inc.	53,580	1,216,802
Casella Waste Systems, Inc., Class A (a)	103,290	1,263,237
CBIZ, Inc. (a)	93,004	648,238
Consolidated Graphics, Inc. (a)	59,840	3,534,749
Healthcare Services Group, Inc.	86,196	2,496,236
IKON Office Solutions, Inc.	80,750	1,321,878
Korn/Ferry International (a)	70,390	1,616,154
Navigant Consulting, Inc. (a)	22,014	434,997
TeleTech Holdings, Inc. (a)	111,680	2,666,918
United Stationers, Inc. (a)	32,950	1,538,435
		16,737,644
Construction & Engineering—2.1%
EMCOR Group, Inc. (a)	45,830	2,605,436
KHD Humboldt Wedag International Ltd. (a)	131,656	5,276,772
Washington Group International, Inc. (a)	22,130	1,323,153
		9,205,361
Electrical Equipment—1.8%
Belden CDT, Inc.	44,860	1,753,577
Genlyte Group, Inc. (a)	41,860	3,269,685
Woodward Governor Co.	77,770	3,088,247
		8,111,509
Machinery—1.7%
EnPro Industries, Inc. (a)	74,100	2,460,861
Harsco Corp.	52,940	4,028,734
Kadant, Inc. (a)	32,853	800,956
		7,290,551
Road & Rail—1.2%
Dollar Thrifty Automotive Group, Inc. (a)	23,190	1,057,696
Ryder System, Inc.	31,410	1,603,794
Werner Enterprises, Inc.	147,010	2,569,735
		5,231,225
Trading Companies & Distributors—0.9%
Kaman Corp.	65,850	1,474,381
Watsco, Inc.	55,360	2,610,778
		4,085,159
Transportation Infrastructure—0.3%
Interpool, Inc.	62,467	1,459,229

	Shares	Value
Information Technology—14.7%
Communications Equipment—1.9%
Anaren, Inc. (a)	121,290	$2,154,111
Andrew Corp. (a)	92,030	941,467
Black Box Corp.	28,426	1,193,608
Dycom Industries, Inc. (a)	88,790	1,875,245
Polycom, Inc. (a)	45,140	1,395,277
Tollgrade Communications, Inc. (a)	74,690	789,473
		8,349,181
Computers & Peripherals—1.2%
Electronics for Imaging, Inc. (a)	84,660	2,250,263
Emulex Corp. (a)	80,590	1,572,311
Imation Corp.	27,830	1,292,147
Mobility Electronics, Inc. (a)	120,610	404,043
		5,518,764
Electronic Equipment & Instruments—3.3%
Agilysys, Inc.	57,670	965,396
Anixter International, Inc. (a)	38,840	2,109,012
Benchmark Electronics, Inc. (a)	87,195	2,124,070
Brightpoint, Inc. (a)	183,174	2,463,690
Coherent, Inc. (a)	36,468	1,151,295
MTS Systems Corp.	51,590	1,992,406
NAM TAI Electronics, Inc.	101,550	1,542,544
Vishay Intertechnology, Inc. (a)	155,700	2,108,178
		14,456,591
Internet Software & Services—0.1%
Keynote Systems, Inc. (a)	34,157	362,064
IT Services—1.5%
Acxiom Corp.	50,209	1,287,861
CSG Systems International, Inc. (a)	27,005	721,844
MAXIMUS, Inc.	31,430	967,415
MPS Group, Inc. (a)	257,130	3,646,103
		6,623,223
Semiconductors & Semiconductor Equipment—4.3%
Actel Corp. (a)	81,350	1,477,316
Advanced Energy Industries, Inc. (a)	71,210	1,343,733
Asyst Technologies, Inc. (a)	146,460	1,070,623
ATMI, Inc. (a)	47,960	1,464,219
Brooks Automation, Inc. (a)	58,492	842,285
Cabot Microelectronics Corp. (a)	29,990	1,017,861
Cymer, Inc. (a)	29,640	1,302,678
Exar Corp. (a)	88,460	1,149,980
Fairchild Semiconductor International, Inc. (a)	87,910	1,477,767
MEMC Electronic Materials, Inc. (a)	34,830	1,363,246
Sigmatel, Inc. (a)	206,150	902,937
Standard Microsystems Corp. (a)	79,150	2,214,617
Varian Semiconductor Equipment Associates, Inc. (a)	46,845	2,132,384
Veeco Instruments, Inc. (a)	59,710	1,118,368
		18,878,014
Software—2.4%
Captaris, Inc. (a)	182,090	1,414,839
Lawson Software, Inc. (a)	215,890	1,595,427
MapInfo Corp. (a)	72,214	942,393
MSC.Software Corp. (a)	116,130	1,768,660

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Sybase, Inc. (a)	74,550	$1,841,385
Synchronoss Technologies, Inc. (a)	74,815	1,026,462
Transaction Systems Architects, Inc. (a)	61,240	1,994,587
		10,583,753
Materials—6.6%
Chemicals—1.6%
H.B. Fuller Co.	122,480	3,162,434
Minerals Technologies, Inc.	34,070	2,002,975
Sensient Technologies Corp.	83,920	2,064,432
		7,229,841
Construction Materials—0.8%
Eagle Materials, Inc.	76,430	3,304,069
Containers & Packaging—1.7%
AptarGroup, Inc.	39,920	2,356,877
Greif, Inc., Class A	42,750	5,061,600
		7,418,477
Metals & Mining—1.6%
Carpenter Technology Corp.	21,470	2,201,104
Metal Management, Inc.	35,260	1,334,591
RTI International Metals, Inc. (a)	28,180	2,204,240
Worthington Industries, Inc.	86,290	1,529,059
		7,268,994
Paper & Forest Products—0.9%
Glatfelter Co.	121,810	1,888,055
Mercer International, Inc. (a)	158,400	1,880,208
		3,768,263
Telecommunication Services—0.3%
Diversified Telecommunication Services—0.3%
North Pittsburgh Systems, Inc.	55,130	1,330,838
Utilities—3.8%
Electric Utilities—2.2%
ALLETE, Inc.	31,890	1,484,161
El Paso Electric Co. (a)	87,820	2,140,173
Maine & Maritimes Corp. (a)(b)	17,510	265,802
MGE Energy, Inc.	45,770	1,674,267
Otter Tail Corp.	58,610	1,826,287
Puget Energy, Inc.	84,550	2,144,188
		9,534,878
Gas Utilities—0.9%
Northwest Natural Gas Co.	43,680	1,853,779
WGL Holdings, Inc.	63,150	2,057,427
		3,911,206

	Shares	Value
Multi-Utilities—0.7%
CH Energy Group, Inc.	59,890	$3,162,192
Total Common Stocks (cost of $356,661,849)		436,862,861
INVESTMENT COMPANY—0.5%
iShares Russell 2000 Value Index Fund	30,250	2,420,605
Total Investment Company (cost of $2,440,253)		2,420,605
	Par
SHORT-TERM OBLIGATION—0.2%
Repurchase agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 02/15/25, market value of $1,032,750 (repurchase proceeds $1,011,535)	$1,011,000	1,011,000
Total Short-Term Obligation (cost of $1,011,000)		1,011,000
Total Investments—99.9% (cost of $360,113,102) (c)		440,294,466
Other Assets & Liabilities, Net—0.1%		250,677
Net Assets—100.0%		$440,545,143

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $360,176,390.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	28.9%
Industrials	16.6
Information Technology	14.7
Consumer Discretionary	10.2
Health Care	9.0
Materials	6.6
Energy	5.9
Utilities	3.8
Consumer Staples	3.2
Telecommunication Services	0.3
Investment Company	0.5
99.7
Short-Term Obligation	0.2
Other Assets & Liabilities, Net	0.1
100.0%

See Accompanying Notes to Financial Statements.
7

Statement of Assets and Liabilities

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$360,113,102
Investments, at value	$440,294,466
Cash	211
Receivable for:
Investments sold	406,829
Fund shares sold	1,740
Interest	401
Dividends	504,484
Expense reimbursement due from Investment Advisor	81,085
Deferred Trustees' compensation plan	13,863
Total Assets	441,303,079
Liabilities
Payable for:
Investments purchased	48,497
Fund shares repurchased	230,934
Investment advisory fee	296,575
Transfer agent fee	3
Pricing and bookkeeping fees	11,620
Trustees' fees	153
Custody fee	5,063
Distribution fee-Class B	89,336
Chief compliance officer expenses	2,658
Deferred Trustees' fees	13,863
Other liabilities	59,234
Total Liabilities	757,936
Net Assets	$440,545,143
Net Assets Consist of
Paid-in capital	$314,474,859
Undistributed net investment income	1,164,907
Accumulated net realized gain	44,724,013
Net unrealized appreciation on investments	80,181,364
Net Assets	$440,545,143
Class A:
Net assets	$13,667,938
Shares outstanding	661,088
Net asset value per share	$20.67
Class B:
Net assets	$426,877,205
Shares outstanding	20,714,921
Net asset value per share	$20.61

See Accompanying Notes to Financial Statements.
8

Statement of Operations

Columbia Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$6,037,828
Interest	65,538
Total Investment Income	6,103,366
Expenses
Investment advisory fee	3,570,591
Distribution fee-Class B	1,081,084
Transfer agent fee	270
Pricing and bookkeeping fees	126,726
Trustees' fees	29,391
Custody fee	81,743
Chief compliance officer expenses	7,275
Non-recurring costs (See Note 7)	1,981
Other expenses	241,225
Total Operating Expenses	5,140,286
Interest expense	25,630
Total Expenses	5,165,916
Fees reimbursed by Distributor-Class B	(255,656)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(1,981)
Custody earnings credit	(574)
Net Expenses	4,907,705
Net Investment Income	1,195,661
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	44,973,222
Net change in unrealized appreciation on investments	29,070,227
Net Gain	74,043,449
Net Increase Resulting from Operations	$75,239,110

See Accompanying Notes to Financial Statements.
9

Statement of Changes in Net Assets

Columbia Small Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$1,195,661	$1,667,913
Net realized gain on investments	44,973,222	11,304,654
Net change in unrealized appreciation on investments	29,070,227	9,670,800
Net Increase Resulting from Operations	75,239,110	22,643,367
Distributions Declared to Shareholders
From net investment income:
Class A	(69,898)	—
Class B	(1,434,176)	—
From net realized gains:
Class A	(364,376)	(27,432)
Class B	(11,170,592)	(733,878)
Total Distributions Declared to Shareholders	(13,039,042)	(761,310)
Share Transactions
Class A:
Subscriptions	1,258,094	2,105,777
Distributions reinvested	434,274	27,432
Redemptions	(3,782,094)	(3,632,642)
Net Decrease	(2,089,726)	(1,499,433)
Class B:
Subscriptions	64,312,244	131,584,854
Distributions reinvested	12,604,768	733,878
Redemptions	(109,733,955)	(18,494,137)
Net Increase (Decrease)	(32,816,943)	113,824,595
Net Increase (Decrease) from Share Transactions	(34,906,669)	112,325,162
Total Increase in Net Assets	27,293,399	134,207,219
Net Assets
Beginning of period	413,251,744	279,044,525
End of period	$440,545,143	$413,251,744
Undistributed net investment income at end of period	$1,164,907	$1,285,935
Changes in Shares
Class A:
Subscriptions	64,076	124,507
Issued for distributions reinvested	22,725	1,545
Redemptions	(193,433)	(217,621)
Net Decrease	(106,632)	(91,569)
Class B:
Subscriptions	3,293,700	7,859,004
Issued for distributions reinvested	661,667	41,439
Redemptions	(5,678,595)	(1,089,973)
Net Increase (Decrease)	(1,723,228)	6,810,470

See Accompanying Notes to Financial Statements.
10

Financial Highlights

Columbia Small Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$17.81		$16.92		$14.22	$10.47	$11.55
Income from Investment Operations:
Net investment income (b)	0.07		0.08		0.07	0.07	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	3.33		0.84		3.12	4.03	(0.73)
Total from Investment Operations	3.40		0.92		3.19	4.10	(0.71)
Less Distributions Declared to Shareholders:
From net investment income	(0.07)		—		(0.05)	(0.03)	(0.01)
From net realized gains	(0.53)		(0.03)		(0.44)	(0.32)	(0.36)
Total Distributions Declared to Shareholders	(0.60)		(0.03)		(0.49)	(0.35)	(0.37)
Net Asset Value, End of Period	$20.61		$17.81		$16.92	$14.22	$10.47
Total return (c)(d)(e)	19.36%		5.47	%(f)	22.51%	39.34%	(6.14)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)	1.10%		1.10%		1.10%	1.10%	1.10%
Interest expense	—	%(h)	—		—	—	—
Total expenses (g)	1.10%		1.10%		1.10%	1.10%	1.10%
Waiver/reimbursement	0.06%		0.05%		0.12%	0.36%	0.29%
Net investment income (g)	0.38%		0.47%		0.43%	0.54%	0.18%
Portfolio turnover rate	35%		38%		30%	55%	125%
Net assets, end of period (000's)	$426,877		$399,540		$264,487	$58,730	$12,080

(a)  On May 1, 2006, Colonial Small Cap Value Fund, Variable Series, was renamed Columbia Small Cap Value Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
11

Notes to Financial Statements

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Small Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Colonial Small Cap Value Fund, Variable Series was renamed Columbia Small Cap Value Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor, Columbia Management Advisors, LLC, ("Columbia"), has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on

12

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Passive Foreign Investment Companies were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$187,385	$(187,386)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary income*	$2,591,993	$706,775
Long-term capital gains	10,447,049	54,535

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$8,170,272	$37,799,460	$80,118,076

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$91,120,656
Unrealized depreciation	(11,002,580)
Net unrealized appreciation	$80,118,076

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives

13

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses was 0.028% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

14

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $153,767,994 and $198,813,265, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the average daily loan balance outstanding on days where borrowings existed was $2,126,761 at a weighted average interest rate of 5.67%.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the

15

Notes to Financial Statements (continued)

Columbia Small Cap Value Fund, Variable Series / December 31, 2006

SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $1,981 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Colonial Small Cap Value Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

17

Unaudited Information

Columbia Small Cap Value Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $37,839,936.

42.35% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2006 qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Small Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

19

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

20

Fund Governance (continued)

Columbia Small Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Small Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Cap Value Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide

23

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Cap Value Fund, Variable Series

distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

24

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Small Cap Value Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular at

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Cap Value Fund, Variable Series

tention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Cap Value Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Cap Value Fund, Variable Series

explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

28

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

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32

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Strategic Income Fund,
Variable Series

(formerly Colonial Strategic Income Fund,
Variable Series)

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Strategic Income Fund, Variable Series / December 31, 2006

Columbia Strategic Income Fund, Variable Series seeks current income consistent with prudent risk. The fund also seeks maximum total return.

Laura A. Ostrander has managed or co-managed the fund since September 2000. Kevin L. Cronk and Thomas A. LaPointe have co-managed the fund since May 2005.

For the 12-month period ended December 31, 2006, the fund outperformed its benchmark, the Lehman Brothers Government/Credit Bond Index.1 It also did better than the average return of its peer group, the Lipper Variable Underlying Funds General Bond Funds Classification average2. The fund benefited from its high-yield holdings. The index does not have high-yield exposure, and we believe that the fund had more high-yield exposure than its peer group. High-yield was one of the top performing bond market sectors for the year. Non-dollar and emerging market bonds, which are not reflected in the index, was another area of strength for the portfolio.

High-yield led the bond market in a favorable economic environment

Slower but respectable economic growth and stabilizing interest rates provided a favorable backdrop to the high-yield segment of the bond market for most of the year. In this environment, the fund's performance benefited from a sizeable position in high-yield bonds, and also from a stake in emerging market bonds, which had a strong year. Performance could have been even stronger if we had maintained a larger stake in lower-quality issues. Domestic high-yield bonds rated "CCC" generated returns that were nearly double the return of B-rated securities. The fund also benefited from exposure to foreign currencies, which generally gained ground against the dollar for the year.

Treasuries disappointed

A position in U.S. Treasuries detracted from relative performance because these higher quality bonds lagged other sectors of the market for the year. Nevertheless, Treasuries made a positive contribution to performance.

Looking ahead

The pace of U.S. economic growth has slowed, which could ease inflationary pressures and keep the Federal Reserve Board from resuming its rate-raising cycle. For the U.S. economy, the housing market remains a risk. For the global economy, the U.S. economy remains a risk: a more severe pullback in the U.S. could result in a worldwide slowdown. The fund is structured to reflect these views, with a relatively small allocation to U.S. Treasuries and more exposure to U.S. high-yield and foreign securities. Within high-yield and emerging markets, the fund is positioned somewhat defensively, with a bias toward higher quality securities. We plan to continue to favor foreign currencies that we believe could outpace the U.S. dollar.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities or "junk" bonds offers the potential for higher current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Strategic Income Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class A (07/05/94)	7.07	9.02	6.53
Lehman Brothers Government/Credit Bond Index	3.78	5.17	6.26

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class A	10.12	9.70

Growth of a $10,000 investment, 01/01/97 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Strategic Income Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00 which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,063.32	1,021.17	4.16	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par		Value
GOVERNMENT & AGENCY OBLIGATIONS—53.5%
Foreign Government Obligations—31.0%
Aries Vermoegensverwaltungs GmbH 6.919% 10/25/07 (a)	EUR	250,000	$338,329
7.750% 10/25/09 (b)		250,000	360,373
Corp. Andina de Fomento 6.375% 06/18/09		510,000	703,308
European Investment Bank 5.500% 12/07/11	GBP	380,000	750,476
Federal Republic of Brazil 6.000% 01/17/17	USD	650,000	640,250
7.375% 02/03/15	EUR	450,000	685,858
8.750% 02/04/25	USD	352,000	434,720
11.000% 08/17/40		410,000	543,250
12.500% 01/05/22	BRL	350,000	186,754
Federal Republic of Germany 4.250% 07/04/14	EUR	830,000	1,115,911
5.000% 07/04/12		555,000	769,919
6.000% 06/20/16		670,000	1,024,174
Government of Canada 4.500% 06/01/15	CAD	1,075,000	948,957
5.750% 06/01/29		530,000	558,119
10.000% 06/01/08		1,406,000	1,303,011
Government of New Zealand 6.000% 11/15/11	NZD	540,000	374,678
Kingdom of Norway 5.500% 05/15/09	NOK	7,340,000	1,206,636
6.000% 05/16/11		6,520,000	1,111,414
Kingdom of Spain 5.500% 07/30/17	EUR	1,110,000	1,649,453
Kingdom of Sweden 5.000% 01/28/09	SEK	9,220,000	1,380,182
6.750% 05/05/14		8,170,000	1,413,590
Province of Ontario 5.000% 03/08/14	CAD	760,000	681,220
Province of Quebec 6.000% 10/01/12		230,000	214,851
Queensland Treasury Corp. 5.500% 05/14/10	AUD	1,490,000	1,147,840
Republic of Bulgaria 8.250% 01/15/15	USD	700,000	828,730
Republic of Colombia 8.125% 05/21/24		245,000	282,975
9.750% 04/09/11		459,655	498,726
11.375% 01/31/08	EUR	365,000	515,546
Republic of France 4.000% 04/25/14		945,000	1,249,817
4.750% 10/25/12		550,000	755,504
Republic of Panama 8.875% 09/30/27	USD	795,000	1,009,650
Republic of Peru 7.500% 10/14/14	EUR	315,000	479,228
9.875% 02/06/15	USD	110,000	138,930
Republic of Poland 5.750% 03/24/10	PLN	2,345,000	830,261

	Par		Value
Republic of South Africa 6.500% 06/02/14	USD	1,090,000	$1,145,863
13.000% 08/31/10	ZAR	2,070,000	339,429
Republic of Venezuela 7.000% 03/16/15	EUR	200,000	282,385
9.250% 09/15/27	USD	868,000	1,106,700
Russian Federation 5.000% 03/31/30 (7.500% 03/31/07) (c)		645,000	728,141
11.000% 07/24/18		655,000	946,082
12.750% 06/24/28		675,000	1,219,063
Treasury Corp. of Victoria 6.250% 10/15/12	AUD	930,000	733,865
United Kingdom Treasury 8.000% 06/07/21	GBP	280,000	739,028
9.000% 07/12/11		515,000	1,168,188
United Mexican States 8.375% 01/14/11	USD	1,095,000	1,218,187
11.375% 09/15/16		730,000	1,051,200
			36,810,771
U.S. Government Agencies—0.4%
Federal Farm Credit Bank 5.000% 08/25/10		500,000	495,001
U.S. Government Obligations—22.1%
U.S. Treasury Bonds 7.500% 11/15/24 (d)		1,310,000	1,711,904
8.750% 05/15/17 (d)		4,911,000	6,497,101
8.875% 02/15/19 (d)		300,000	410,203
10.375% 11/15/12 (d)		3,800,000	3,968,921
12.500% 08/15/14 (d)		9,012,000	10,711,258
U.S. Treasury Notes 5.000% 02/15/11 (d)		2,905,000	2,941,313
			26,240,700
Total Government & Agency Obligations (cost of $60,686,001)			63,546,472
CORPORATE FIXED-INCOME BONDS & NOTES—40.4%
Basic Materials—3.4%
Chemicals—1.4%
Agricultural Chemicals—0.2%
Mosaic Co. 7.375% 12/01/14 (b)		55,000	56,444
7.625% 12/01/16 (b)		200,000	207,250
			263,694
Chemicals – Diversified—1.0%
BCP Crystal US Holdings Corp. 9.625% 06/15/14		126,000	139,230
EquiStar Chemicals LP 10.625% 05/01/11		120,000	127,800
Huntsman International LLC 6.875% 11/15/13 (b)	EUR	90,000	118,656
7.875% 11/15/14 (b)	USD	130,000	130,975
Ineos Group Holdings PLC 7.875% 02/15/16 (b)	EUR	55,000	69,154
8.500% 02/15/16 (b)	USD	70,000	66,850

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
Innophos Investments Holdings, Inc. PIK, 13.374% 02/15/15 (a)	$53,183	$55,356
Lyondell Chemical Co. 8.000% 09/15/14	120,000	124,500
8.250% 09/15/16	155,000	162,750
NOVA Chemicals Corp. 6.500% 01/15/12	185,000	175,288
		1,170,559
Chemicals – Specialty—0.2%
Chemtura Corp. 6.875% 06/01/16	160,000	154,000
Rhodia SA 8.875% 06/01/11	99,000	104,445
		258,445
Forest Products & Paper—1.0%
Paper & Related Products—1.0%
Abitibi-Consolidated, Inc. 8.375% 04/01/15	155,000	134,075
Boise Cascade LLC 7.125% 10/15/14	55,000	53,213
Domtar, Inc. 7.125% 08/15/15	145,000	142,100
Georgia-Pacific Corp. 8.000% 01/15/24	235,000	238,525
Neenah Paper, Inc. 7.375% 11/15/14	85,000	81,175
NewPage Corp. 10.000% 05/01/12	125,000	131,875
12.000% 05/01/13	55,000	58,162
Norske Skog 7.375% 03/01/14	185,000	175,287
8.625% 06/15/11	90,000	91,125
		1,105,537
Iron/Steel—0.2%
Steel – Producers—0.1%
Steel Dynamics, Inc. 9.500% 03/15/09	105,000	108,150
Steel – Specialty—0.1%
UCAR Finance, Inc. 10.250% 02/15/12	120,000	126,450
Metals & Mining—0.8%
Diversified Minerals—0.2%
FMG Finance Ltd. 10.625% 09/01/16 (b)	230,000	246,675
Non-Ferrous Metals—0.6%
Codelco, Inc.
5.500% 10/15/13	730,000	730,015
Communications—8.0%
Media—3.2%
Broadcast Services/Programs—0.3%
Clear Channel Communications, Inc. 4.900% 05/15/15	100,000	79,739
5.500% 12/15/16	165,000	133,562

	Par	Value
XM Satellite Radio, Inc. 9.750% 05/01/14	$125,000	$125,000
		338,301
Cable TV—1.4%
Atlantic Broadband Finance LLC 9.375% 01/15/14	150,000	151,688
Charter Communications Holdings I LLC 11.000% 10/01/15	230,000	236,037
Charter Communications Holdings II LLC 10.250% 09/15/10	200,000	209,250
Charter Communications Holdings LLC 9.920% 04/01/14	235,000	202,981
CSC Holdings, Inc. 7.625% 04/01/11	280,000	285,250
DirecTV Holdings LLC 6.375% 06/15/15	190,000	182,162
EchoStar DBS Corp. 6.625% 10/01/14	200,000	195,000
Insight Midwest LP 9.750% 10/01/09	60,000	60,975
9.750% 10/01/09	10,000	10,163
Telenet Group Holding NV (e) 06/15/14 (11.500% 12/15/08) (b)	181,000	163,126
		1,696,632
Multimedia—0.5%
Advanstar Communications, Inc. 15.000% 10/15/11	185,000	191,938
Lamar Media Corp. 6.625% 08/15/15	185,000	183,381
Quebecor Media, Inc. 7.750% 03/15/16	165,000	168,506
		543,825
Publishing – Periodicals—0.7%
Dex Media West LLC 9.875% 08/15/13	271,000	295,390
Dex Media, Inc. (e) 11/15/13 (9.000% 11/15/08)	160,000	142,800
PriMedia, Inc. 8.000% 05/15/13	250,000	241,875
RH Donnelley Corp. 8.875% 01/15/16	160,000	168,000
		848,065
Radio—0.1%
CMP Susquehanna Corp. 9.875% 05/15/14 (b)	155,000	154,225
Television—0.2%
Sinclair Broadcast Group, Inc. 8.750% 12/15/11	180,000	187,875
Telecommunication Services—4.8%
Cellular Telecommunications—1.7%
Cricket Communications, Inc. 9.375% 11/01/14 (b)	130,000	137,150

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par		Value
Digicel Ltd. 9.250% 09/01/12 (b)		$215,000	$229,512
Dobson Cellular Systems, Inc. 8.375% 11/01/11		230,000	242,362
9.875% 11/01/12		140,000	152,600
Horizon PCS, Inc. 11.375% 07/15/12		120,000	133,800
iPCS Escrow Co. 11.500% 05/01/12		105,000	116,550
MetroPCS Wireless, Inc. 9.250% 11/01/14 (b)		195,000	203,775
Rogers Cantel, Inc. 9.750% 06/01/16		230,000	288,650
Rogers Wireless, Inc. 8.000% 12/15/12		50,000	53,375
Rural Cellular Corp. 9.750% 01/15/10		45,000	46,238
11.121% 11/01/12 (a)		165,000	172,013
US Unwired, Inc. 10.000% 06/15/12		200,000	220,000
			1,996,025
Satellite Telecommunications—0.8%
Inmarsat Finance II PLC (e) 11/15/12 (10.375% 11/15/08)		255,000	234,919
Intelsat Bermuda, Ltd. 11.250% 06/15/16 (b)		375,000	411,563
Intelsat Intermediate Holdings Co., Ltd. (e) 02/01/15 (9.250% 02/01/10)		200,000	152,000
PanAmSat Corp. 9.000% 08/15/14		133,000	140,481
			938,963
Telecommunication Equipment—0.2%
Lucent Technologies, Inc. 6.450% 03/15/29		210,000	193,725
Telecommunication Services—0.7%
Embarq Corp. 7.082% 06/01/16		65,000	66,171
7.995% 06/01/36		65,000	67,641
Nordic Telephone Co. Holdings ApS 8.250% 05/01/16 (b)	EUR	115,000	166,986
Syniverse Technologies, Inc. 7.750% 08/15/13	USD	145,000	144,638
Time Warner Telecom Holdings, Inc. 9.250% 02/15/14		170,000	181,687
West Corp. 11.000% 10/15/16 (b)		215,000	217,150
			844,273
Telephone – Integrated—1.4%
Cincinnati Bell, Inc. 7.000% 02/15/15		165,000	165,206

	Par	Value
Citizens Communications Co. 7.875% 01/15/27 (b)	$140,000	$141,400
9.000% 08/15/31	120,000	130,200
Level 3 Financing, Inc. 9.250% 11/01/14 (b)	195,000	198,900
Qwest Communications International, Inc. 7.500% 02/15/14	150,000	154,500
Qwest Corp. 7.500% 10/01/14	70,000	74,200
7.500% 06/15/23	295,000	297,213
8.875% 03/15/12	175,000	194,906
US LEC Corp. 13.870% 10/01/09 (a)	130,000	137,800
Windstream Corp. 8.625% 08/01/16 (b)	220,000	240,900
		1,735,225
Consumer Cyclical—6.4%
Apparel—0.6%
Apparel Manufacturers—0.6%
Broder Brothers Co. 11.250% 10/15/10	115,000	111,550
Hanesbrands, Inc. 8.734% 12/15/14 (a)(b)	95,000	96,663
Levi Strauss & Co. 9.750% 01/15/15	250,000	269,375
Phillips-Van Heusen Corp. 7.250% 02/15/11	95,000	96,900
8.125% 05/01/13	115,000	120,750
		695,238
Auto Manufacturers—0.2%
Auto – Cars/Light Trucks—0.2%
General Motors Corp. 8.375% 07/15/33	225,000	208,125
Auto Parts & Equipment—0.6%
Auto/Truck Parts & Equipment – Original—0.2%
HLI Operating Co., Inc. 10.500% 06/15/10	60,000	53,400
TRW Automotive, Inc. 9.375% 02/15/13	155,000	166,237
		219,637
Auto/Truck Parts & Equipment – Replacement—0.1%
Commercial Vehicle Group 8.000% 07/01/13	160,000	156,400
Rubber – Tires—0.3%
Goodyear Tire & Rubber Co. 8.625% 12/01/11 (b)	75,000	77,438
9.000% 07/01/15	265,000	277,587
		355,025
Distribution/Wholesale—0.1%
Distribution/Wholesale—0.1%
Buhrmann US, Inc. 7.875% 03/01/15	100,000	97,500

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
Entertainment—0.6%
Gambling (Non-Hotel)—0.1%
Global Cash Access LLC 8.750% 03/15/12	$152,000	$159,600
Music—0.3%
Steinway Musical Instruments, Inc. 7.000% 03/01/14 (b)	170,000	166,175
Warner Music Group 7.375% 04/15/14	135,000	133,650
WMG Holdings Corp. (e) 12/15/14 (9.500% 12/15/09)	110,000	88,000
		387,825
Resorts/Theme Parks—0.2%
Six Flags, Inc. 9.625% 06/01/14	220,000	204,050
Home Builders—0.3%
Building – Residential/Commercial—0.3%
K. Hovnanian Enterprises, Inc. 6.375% 12/15/14	210,000	201,600
KB Home 5.875% 01/15/15	145,000	132,955
		334,555
Home Furnishings—0.1%
Home Furnishings—0.1%
Sealy Mattress Co. 8.250% 06/15/14	130,000	135,850
Leisure Time—0.4%
Cruise Lines—0.2%
Royal Caribbean Cruises Ltd. 7.000% 06/15/13	245,000	249,371
Leisure & Recreational Products—0.1%
K2, Inc. 7.375% 07/01/14	120,000	121,200
Recreational Centers—0.1%
Town Sports International, Inc. (e) 02/01/14 (11.000% 02/01/09)	146,000	127,202
Lodging—2.1%
Casino Hotels—2.1%
Caesars Entertainment, Inc. 7.875% 03/15/10	100,000	104,250
CCM Merger, Inc. 8.000% 08/01/13 (b)	155,000	151,513
Chukchansi Economic Development Authority 8.877% 11/15/12 (a)(b)	140,000	143,850
Circus & Eldorado/Silver Legacy Capital Corp. 10.125% 03/01/12	90,000	94,500
Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12 (b)	240,000	257,100

	Par	Value
Greektown Holdings LLC 10.750% 12/01/13 (b)	$195,000	$203,775
Hard Rock Hotel, Inc. 8.875% 06/01/13	250,000	271,562
Harrah's Operating Co., Inc. 5.625% 06/01/15	215,000	184,394
Jacobs Entertainment, Inc. 9.750% 06/15/14	200,000	203,000
Las Vegas Sands Corp. 6.375% 02/15/15	75,000	72,656
MGM Mirage 6.750% 09/01/12	250,000	246,250
Pinnacle Entertainment, Inc. 8.250% 03/15/12	195,000	196,950
Pokagon Gaming Authority 10.375% 06/15/14 (b)	100,000	109,500
Station Casinos, Inc. 6.625% 03/15/18	205,000	175,788
Wynn Las Vegas LLC 6.625% 12/01/14	90,000	89,438
		2,504,526
Retail—1.3%
Retail – Arts & Crafts—0.2%
Michaels Stores, Inc. 11.375% 11/01/16 (b)	165,000	172,013
Retail – Automobiles—0.4%
Asbury Automotive Group, Inc. 8.000% 03/15/14	200,000	203,000
Autonation, Inc. 7.000% 04/15/14	65,000	65,487
7.374% 04/15/13 (a)	40,000	40,200
United Auto Group, Inc. 7.750% 12/15/16 (b)	165,000	165,825
		474,512
Retail – Drug Stores—0.1%
Rite Aid Corp. 7.500% 01/15/15	135,000	133,650
Retail – Propane Distributors—0.3%
AmeriGas Partners LP 7.125% 05/20/16	145,000	145,000
Ferrellgas Partners LP 8.750% 06/15/12	120,000	123,000
Inergy LP/Inergy Finance Corp. 8.250% 03/01/16	135,000	141,750
		409,750
Retail – Restaurants—0.3%
Buffets, Inc. 12.500% 11/01/14 (b)	165,000	166,237
Dave & Buster's, Inc. 11.250% 03/15/14	100,000	101,500
Landry's Restaurants, Inc. 7.500% 12/15/14	130,000	127,075
		394,812

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
Textiles—0.1%
Textile – Products—0.1%
INVISTA 9.250% 05/01/12 (b)	$125,000	$134,063
Consumer Non-Cyclical—6.0%
Agriculture—0.2%
Tobacco—0.2%
Alliance One International, Inc. 11.000% 05/15/12	110,000	117,150
Reynolds American, Inc. 7.625% 06/01/16	140,000	148,335
		265,485
Beverages—0.2%
Beverages – Non-Alcoholic—0.1%
Cott Beverages, Inc. 8.000% 12/15/11	100,000	102,000
Beverages – Wine/Spirits—0.1%
Constellation Brands, Inc. 7.250% 09/01/16	120,000	123,300
8.125% 01/15/12	25,000	26,000
		149,300
Biotechnology—0.2%
Medical – Biomedical/Gene—0.2%
Bio-Rad Laboratories, Inc. 7.500% 08/15/13	185,000	190,550
Commercial Services—1.7%
Commercial Services—0.1%
Iron Mountain, Inc. 7.750% 01/15/15	160,000	163,200
Commercial Services – Finance—0.1%
ACE Cash Express, Inc. 10.250% 10/01/14 (b)	115,000	116,438
Funeral Services & Related Items—0.0%
Service Corp. International 6.750% 04/01/16	40,000	39,800
7.375% 10/01/14	10,000	10,450
		50,250
Printing – Commercial—0.3%
Quebecor World Capital Corp. 8.750% 03/15/16 (b)	190,000	181,925
Quebecor World, Inc. 9.750% 01/15/15 (b)	110,000	110,687
		292,612
Private Corrections—0.3%
Corrections Corp. of America 6.250% 03/15/13	165,000	163,556
GEO Group, Inc. 8.250% 07/15/13	200,000	206,000
		369,556
Rental Auto/Equipment—0.9%
Ashtead Capital, Inc. 9.000% 08/15/16 (b)	40,000	42,800
Ashtead Holdings PLC 8.625% 08/01/15 (b)	130,000	135,200

	Par	Value
Avis Budget Car Rental LLC 7.625% 05/15/14 (b)	$100,000	$97,500
7.750% 05/15/16 (b)	65,000	62,725
Hertz Corp. 8.875% 01/01/14 (b)	160,000	167,600
Rental Services Corp. 9.500% 12/01/14 (b)	260,000	268,450
United Rentals North America, Inc. 6.500% 02/15/12	160,000	158,000
7.750% 11/15/13	75,000	75,281
		1,007,556
Cosmetics/Personal Care—0.3%
Cosmetics & Toiletries—0.3%
DEL Laboratories, Inc. 8.000% 02/01/12	165,000	154,688
Elizabeth Arden, Inc. 7.750% 01/15/14	190,000	191,425
		346,113
Food—0.6%
Food – Confectionery—0.1%
Merisant Co. 9.500% 07/15/13	140,000	83,300
Food – Dairy Products—0.1%
Dean Foods Co. 7.000% 06/01/16	115,000	116,150
Food – Miscellaneous/Diversified—0.4%
Dole Food Co., Inc. 8.625% 05/01/09	173,000	171,919
Pinnacle Foods Holding Corp. 8.250% 12/01/13	245,000	250,818
Reddy Ice Holdings, Inc. (e) 11/01/12 (10.500% 11/01/08)	150,000	135,000
		557,737
Healthcare Services—1.3%
Dialysis Centers—0.2%
DaVita, Inc. 7.250% 03/15/15	215,000	219,300
Medical – Hospitals—0.7%
HCA, Inc. 9.250% 11/15/16 (b)	165,000	176,756
9.625% 11/15/16 (b)	415,000	446,125
Tenet Healthcare Corp. 9.875% 07/01/14	260,000	264,550
		887,431
Medical – Outpatient/Home Medical—0.1%
Select Medical Corp. 7.625% 02/01/15	85,000	70,550
MRI/Medical Diagnostic Imaging—0.1%
MedQuest, Inc. 11.875% 08/15/12	90,000	74,250
Physician Practice Management—0.2%
US Oncology Holdings, Inc. 10.675% 03/15/15 (a)	85,000	87,338

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
US Oncology, Inc. 9.000% 08/15/12	$165,000	$174,075
		261,413
Household Products/Wares—0.6%
Consumer Products – Miscellaneous—0.5%
American Greetings Corp. 7.375% 06/01/16	125,000	128,438
Amscan Holdings, Inc. 8.750% 05/01/14	185,000	180,144
Jostens IH Corp. 7.625% 10/01/12	165,000	167,062
Scotts Co. 6.625% 11/15/13	150,000	157,125
		632,769
Office Supplies & Forms—0.1%
ACCO Brands Corp. 7.625% 08/15/15	125,000	122,812
Pharmaceuticals—0.9%
Medical – Drugs—0.5%
Elan Finance PLC 8.875% 12/01/13 (b)	425,000	425,000
Warner Chilcott Corp. 8.750% 02/01/15	166,000	170,150
		595,150
Medical – Generic Drugs—0.2%
Mylan Laboratories, Inc. 6.375% 08/15/15	195,000	193,050
Pharmacy Services—0.1%
Omnicare, Inc. 6.750% 12/15/13	90,000	88,875
Vitamins & Nutrition Products—0.1%
NBTY, Inc. 7.125% 10/01/15	150,000	147,000
Energy—5.7%
Coal—0.4%
Arch Western Finance LLC 6.750% 07/01/13	175,000	173,687
Massey Energy Co. 6.875% 12/15/13	175,000	164,500
Peabody Energy Corp. 7.375% 11/01/16	85,000	90,525
		428,712
Oil & Gas—2.8%
Oil & Gas Drilling—0.1%
Pride International, Inc. 7.375% 07/15/14	110,000	113,575
Oil Companies – Exploration & Production—2.2%
Chesapeake Energy Corp. 6.375% 06/15/15	90,000	89,100
7.500% 06/15/14	220,000	228,525
Compton Petroleum Corp. 7.625% 12/01/13	155,000	149,575
El Paso Production Holding Co. 7.750% 06/01/13	130,000	136,012

	Par		Value
Forest Oil Corp. 8.000% 12/15/11		$130,000	$135,200
Magnum Hunter Resources, Inc. 9.600% 03/15/12		131,000	137,714
Newfield Exploration Co. 6.625% 04/15/16		120,000	119,400
OPTI Canada, Inc. 8.250% 12/15/14 (b)		145,000	148,988
PEMEX Finance Ltd. 9.150% 11/15/18		310,000	375,587
10.610% 08/15/17		215,000	277,193
PetroHawk Energy Corp. 9.125% 07/15/13		185,000	194,250
Pogo Producing Co. 6.625% 03/15/15		120,000	114,300
Quicksilver Resources, Inc. 7.125% 04/01/16		120,000	117,300
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832% 09/30/16 (b)		335,000	338,826
			2,561,970
Oil Company – Integrated—0.4%
Qatar Petroleum 5.579% 05/30/11 (b)		270,000	270,512
Tyumen Oil Co. 11.000% 11/06/07		210,000	218,610
			489,122
Oil Refining & Marketing—0.1%
Tesoro Corp. 6.625% 11/01/15		160,000	158,800
Oil & Gas Services—1.0%
Oil – Field Services—1.0%
Gaz Capital for Gazprom 4.560% 12/09/12	EUR	100,000	130,051
Gazprom 9.625% 03/01/13	USD	310,000	369,396
Gazprom International SA 7.201% 02/01/20		575,000	606,625
Hornbeck Offshore Services, Inc. 6.125% 12/01/14		145,000	138,294
			1,244,366
Pipelines—1.5%
Pipelines—1.5%
Atlas Pipeline Partners LP 8.125% 12/15/15		110,000	113,025
Colorado Interstate Gas Co. 6.800% 11/15/15		140,000	145,569
El Paso Performance-Linked Trust 7.750% 07/15/11 (b)		45,000	47,588
MarkWest Energy Partners LP 6.875% 11/01/14		160,000	154,400
8.500% 07/15/16 (b)		65,000	67,600
Northwest Pipeline Corp. 8.125% 03/01/10		85,000	88,506

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par		Value
Sonat, Inc. 7.625% 07/15/11		$515,000	$545,900
Southern Natural Gas Co. 8.875% 03/15/10		40,000	41,964
Williams Companies, Inc. 6.375% 10/01/10 (b)		430,000	432,687
8.125% 03/15/12		145,000	156,963
			1,794,202
Financials—3.4%
Commercial Banks—0.1%
Commercial Banks – Non US—0.1%
VTB Capital SA for Vneshtorgbank 5.970% 08/01/08 (a)(b)		100,000	100,050
Diversified Financial Services—2.9%
Finance – Auto Loans—1.5%
Ford Motor Credit Co. 7.375% 02/01/11		445,000	440,525
8.000% 12/15/16		155,000	153,163
9.875% 08/10/11		270,000	288,772
General Motors Acceptance Corp. 6.875% 09/15/11		350,000	358,994
8.000% 11/01/31		465,000	533,852
			1,775,306
Finance – Consumer Loans—0.4%
SLM Corp. 6.500% 06/15/10	NZD	725,000	496,851
Finance – Investment Banker/Broker—0.3%
E*Trade Financial Corp. 8.000% 06/15/11		175,000	182,875
LaBranche & Co., Inc. 11.000% 05/15/12		125,000	134,687
			317,562
Special Purpose Entity—0.8%
Buffalo Thunder Development Authority 9.375% 12/15/14 (b)		95,000	96,425
Idearc, Inc. 8.000% 11/15/16 (b)		315,000	319,725
Sally Holdings LLC 10.500% 11/15/16 (b)		165,000	168,300
Wimar Opco LLC 9.625% 12/15/14 (b)		230,000	227,700
Wind Acquisition Fin SpA PIK 12.500% 12/21/11 (f)		130,000	131,788
			943,938
Real Estate Investment Trusts (REITs)—0.3%
REITS – Hotels—0.2%
Host Marriott LP 6.750% 06/01/16		245,000	245,306
REITS – Regional Malls—0.1%
Rouse Co. LP 6.750% 05/01/13 (b)		140,000	140,596

	Par	Value
Industrials—5.3%
Aerospace & Defense—0.4%
Aerospace/Defense – Equipment—0.2%
DRS Technologies, Inc. 6.875% 11/01/13	$150,000	$151,125
Sequa Corp. 9.000% 08/01/09	100,000	107,000
		258,125
Electronics – Military—0.2%
L-3 Communications Corp. 6.375% 10/15/15	175,000	173,250
Building Materials—0.4%
Building & Construction Products – Miscellaneous—0.2%
Nortek, Inc. 8.500% 09/01/14	120,000	117,600
NTK Holdings, Inc. (e) 03/01/14 (10.750% 09/01/09)	120,000	84,000
Ply Gem Industries, Inc. 9.000% 02/15/12	70,000	59,500
		261,100
Building Products – Air & Heating—0.2%
Goodman Global Holding Co., Inc. 7.875% 12/15/12	160,000	157,200
Electronics—0.2%
Electronic Components – Miscellaneous—0.2%
Flextronics International Ltd. 6.250% 11/15/14	180,000	173,700
NXP BV/NXP Funding LLC 9.500% 10/15/15 (b)	105,000	107,625
		281,325
Engineering & Construction—0.1%
Building & Construction – Miscellaneous—0.1%
Esco Corp. 8.625% 12/15/13 (b)	95,000	97,613
Environmental Control—0.6%
Non-Hazardous Waste Disposal—0.4%
Allied Waste North America, Inc. 7.125% 05/15/16	275,000	272,250
7.875% 04/15/13	230,000	237,187
		509,437
Recycling—0.2%
Aleris International, Inc. 9.000% 12/15/14 (b)	130,000	130,650
10.000% 12/15/16 (b)	130,000	130,325
		260,975
Machinery – Construction & Mining—0.1%
Machinery – Construction & Mining—0.1%
Terex Corp. 7.375% 01/15/14	150,000	152,250

See Accompanying Notes to Financial Statements.
10

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
Machinery – Diversified—0.3%
Machinery – General Industry—0.2%
Douglas Dynamics LLC 7.750% 01/15/12 (b)	$125,000	$117,500
Manitowoc Co., Inc. 7.125% 11/01/13	90,000	90,900
		208,400
Machinery – Material Handling—0.1%
Columbus McKinnon Corp. 8.875% 11/01/13	130,000	137,150
Metal Fabricate/Hardware—0.3%
Metal Processors & Fabrication—0.3%
Mueller Group, Inc. 10.000% 05/01/12	130,000	141,375
Mueller Holdings, Inc. (e) 04/15/14 (14.750% 04/15/09)	97,000	87,300
TriMas Corp. 9.875% 06/15/12	100,000	96,750
		325,425
Miscellaneous Manufacturing—0.7%
Diversified Manufacturing Operators—0.6%
Bombardier, Inc. 6.300% 05/01/14 (b)	255,000	239,700
J.B. Poindexter & Co. 8.750% 03/15/14	155,000	131,750
Koppers Holdings, Inc. (e) 11/15/14 (9.875% 11/15/09)	150,000	120,000
Trinity Industries, Inc. 6.500% 03/15/14	235,000	230,887
		722,337
Miscellaneous Manufacturing—0.1%
Nutro Products, Inc. 10.750% 04/15/14 (b)	150,000	163,875
Packaging & Containers—1.1%
Containers – Metal/Glass—0.6%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	225,000	233,437
Owens-Brockway Glass Container, Inc. 8.250% 05/15/13	445,000	460,019
Owens-Illinois, Inc. 7.500% 05/15/10	80,000	80,300
		773,756
Containers – Paper/Plastic—0.5%
Consolidated Container Co., LLC (e) 06/15/09 (10.750% 06/15/07)	125,000	126,563
Jefferson Smurfit Corp. 8.250% 10/01/12	175,000	170,625
MDP Acquisitions PLC 9.625% 10/01/12	185,000	196,100
Solo Cup Co. 8.500% 02/15/14	70,000	60,550
		553,838

	Par	Value
Transportation—1.1%
Transportation – Marine—0.5%
Navios Maritime Holdings, Inc. 9.500% 12/15/14 (b)	$160,000	$160,800
Ship Finance International Ltd. 8.500% 12/15/13	215,000	214,731
Stena AB 7.500% 11/01/13	245,000	241,938
		617,469
Transportation – Railroad—0.2%
TFM SA de CV 9.375% 05/01/12	220,000	234,850
Transportation – Services—0.3%
CHC Helicopter Corp. 7.375% 05/01/14	190,000	183,112
PHI, Inc. 7.125% 04/15/13	135,000	130,613
		313,725
Transportation – Trucks—0.1%
QDI LLC 9.000% 11/15/10	125,000	121,875
Technology—0.7%
Computer Services—0.1%
Sungard Data Systems, Inc. 9.125% 08/15/13	130,000	136,500
Semiconductors—0.6%
Electronic Components – Semiconductors—0.6%
Advanced Micro Devices, Inc. 7.750% 11/01/12	90,000	93,375
Amkor Technology, Inc. 9.250% 06/01/16	95,000	93,100
Freescale Semiconductor, Inc. 10.125% 12/15/16 (b)	320,000	320,400
PIK, 9.125% 12/15/14 (b)	235,000	233,531
		740,406
Utilities—1.5%
Electric—1.5%
Electric – Generation—0.3%
AES Corp. 7.750% 03/01/14	210,000	221,550
Edison Mission Energy 7.500% 06/15/13	190,000	198,550
		420,100
Electric – Integrated—0.4%
CMS Energy Corp. 6.875% 12/15/15	100,000	103,250
8.500% 04/15/11	65,000	70,688
Mirant Mid Atlantic LLC 8.625% 06/30/12	37,645	39,809
Nevada Power Co. 9.000% 08/15/13	81,000	87,475

See Accompanying Notes to Financial Statements.
11

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par		Value
Sierra Pacific Resources 6.750% 08/15/17		$145,000	$142,217
			443,439
Independent Power Producer—0.8%
Dynegy Holdings, Inc. 7.125% 05/15/18		215,000	209,625
Mirant North America LLC 7.375% 12/31/13		215,000	218,225
MSW Energy Holdings LLC 7.375% 09/01/10		65,000	66,300
8.500% 09/01/10		125,000	130,000
NRG Energy, Inc. 7.250% 02/01/14		110,000	110,825
7.375% 02/01/16		130,000	130,650
7.375% 01/15/17		65,000	65,163
			930,788
Total Corporate Fixed-Income Bonds & Notes (cost of $46,974,821)			48,069,974
MORTGAGE-BACKED SECURITIES—2.4%
Federal Home Loan Mortgage Corp. 8.000% 10/01/26		57,031	60,072
Federal National Mortgage Association TBA 6.500% 12/01/36 (g)		2,795,000	2,847,406
Total Mortgage-Backed Securities (cost of $2,913,200)			2,907,478
ASSET-BACKED SECURITIES—0.9%
Equity One ABS, Inc. 4.205% 04/25/34		625,000	594,516
GMAC Mortgage Corp. 4.865% 09/25/34		520,000	511,067
Total Asset-Backed Securities (cost of $1,140,508)			1,105,583
CONVERTIBLE BONDS—0.4%
Communications—0.4%
Telecommunication Services—0.4%
Telecommunication Equipment—0.1%
Nortel Networks Corp. 4.250% 09/01/08		130,000	125,775
Telephone – Integrated—0.3%
NTL Cable PLC 8.750% 04/15/14	EUR	225,000	318,916
Total Convertible Bonds (cost of $412,534)			444,691

	Par		Value
MUNICIPAL BONDS—0.3%
California—0.3%
CA Cabazon Band Mission Indians 13.000% 10/01/11	USD	350,000	$368,109
Total Municipal Bonds (cost of $350,000)			368,109
	Units
WARRANTS (h)—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Cellular Telecommunications—0.0%
UbiquiTel, Inc. Expires 04/15/10 (b)(i)(j)		225	—
Telecommunication Services—0.0%
Jazztel PLC Expires 07/15/10 (i)(j)		95	—
Industrials—0.0%
Transportation—0.0%
Transportation – Trucks—0.0%
QDI LLC Expires 01/15/07 (b)(j)		1,020	17,843
Total Warrants (cost of $11,587)			17,843
	Shares
COMMON STOCKS (h)—0.0%
Industrials—0.0%
Commercial Services & Supplies—0.0%
Fairlane Management Corp. (i)(j)		2,000	—
Total Common Stocks (cost of $—)			—
SECURITIES LENDING COLLATERAL—16.4%
State Street Navigator Securities Lending Prime Portfolio (k)		19,491,313	19,491,313
Total Securities Lending Collateral (cost of $19,491,313)			19,491,313

See Accompanying Notes to Financial Statements.
12

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
SHORT-TERM OBLIGATION—2.4%
Repurchase agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 02/15/25, market value of $2,862,000 (repurchase proceeds $2,804,482)	$2,803,000	$2,803,000
Total Short-Term Obligation (cost of $2,803,000)		2,803,000
Total Investments—116.7% (cost of $134,782,964) (l)		138,754,463
Other Assets & Liabilities, Net—(16.7)%		(19,857,398)
Net Assets—100.0%		$118,897,065

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities, which did not include any illiquid securities except for the following, amounted to $11,675,281, which represents 9.8% of net assets.

Acquisition Security	Date	Par/Units	Cost	Value
QDI LLC, Warrants	06/01/02	1,020	$—	$17,843
UbiquiTel, Inc., Warrants	04/11/00	225	11,400	—
			$11,400	$17,843

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $19,087,327.

(e)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)  Loan Participation Agreement

(g)  Security purchased on a delayed delivery basis.

(h)  Non-income producing security.

(i)  Security has no value.

(j)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(k)  Investment made with cash collateral received from securities lending activity.

(l)  Cost for federal income tax purposes is $137,397,050.

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government Agencies & Obligations	53.5%
Corporate Fixed-Income Bonds & Notes	40.4
Mortgage-Backed Securities	2.4
Asset-Backed Securities	0.9
Convertible Bonds	0.4
Municipal Bonds	0.3
Warrants	0.0 *
Common Stock	0.0 *
97.9
Securities Lending Collateral	16.4
Short-Term Obligation	2.4
Other Assets & Liabilities, Net	(16.7)
100.0%
*Rounds to less than 0.1%.

As of December 31, 2006, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Aggregate Value	Face Value	Settlement Date	Unrealized Appreciation
EUR	$119,019	$118,640	01/12/07	$379
Forward Currency Contracts to Sell	Aggregate Value	Face Value	Unrealized Settlement Date	Appreciation (Depreciation)
CAD	$947,896	$960,035	01/12/07	$12,139
CAD	686,521	699,912	01/25/07	13,391
EUR	118,899	119,120	01/16/07	221
EUR	528,439	528,984	01/16/07	545
EUR	52,849	52,746	01/18/07	(103)
EUR	1,572,261	1,569,610	01/18/07	(2,651)
EUR	1,223,882	1,234,312	01/25/07	10,430
EUR	965,379	975,485	02/06/07	10,106
EUR	119,019	120,318	02/06/07	1,299
GBP	1,507,828	1,513,427	01/16/07	5,599
GBP	939,944	943,200	01/16/07	3,256
SEK	1,637,739	1,633,343	01/16/07	(4,396)
				$49,836

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

TBA	To Be Announced

USD	United States Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.
13

Statement of Assets and Liabilities

Columbia Strategic Income Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$134,782,964
Investments, at value (including securities on loan of $19,087,327)	$138,754,463
Cash	138,255
Foreign currency (cost of $180,040)	180,044
Unrealized appreciation on foreign forward currency contracts	57,365
Receivable for:
Fund shares sold	2,068
Interest	2,378,363
Foreign tax reclaims	450
Expense reimbursement due from Investment Advisor	5,738
Deferred Trustees' compensation plan	15,987
Other assets	1,815
Total Assets	141,534,548
Liabilities
Collateral on securities loaned	19,491,313
Unrealized depreciation on foreign forward currency contracts	7,150
Payable for:
Investments purchased on a delayed delivery basis	2,989,113
Fund shares repurchased	663
Investment advisory fee	61,414
Transfer agent fee	1
Pricing and bookkeeping fees	9,170
Trustees' fees	156
Audit fee	35,172
Custody fee	2,720
Distribution fee—Class B	12,363
Chief compliance officer expenses	1,605
Deferred Trustees' fees	15,987
Deferred dollar roll fee income	172
Other liabilities	10,484
Total Liabilities	22,637,483
Net Assets	$118,897,065
Net Assets Consist of
Paid-in capital	$134,810,781
Undistributed net investment income	6,241,083
Accumulated net realized loss	(26,200,763)
Net unrealized appreciation on:
Investments	3,971,499
Foreign currency translations	74,465
Net Assets	$118,897,065
Class A:
Net assets	$65,346,572
Shares outstanding	6,736,068
Net asset value per share	$9.70
Class B:
Net assets	$53,550,493
Shares outstanding	5,539,536
Net asset value per share	$9.67

See Accompanying Notes to Financial Statements.
14

Statement of Operations

Columbia Strategic Income Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Interest	$8,577,763
Dollar roll fee income	27,326
Securities lending	3,408
Total Investment Income (net of foreign taxes withheld of $1,849)	$8,608,497
Expenses
Investment advisory fee	770,189
Distribution fee—Class B	137,142
Transfer agent fee	231
Pricing and bookkeeping fees	110,500
Trustees' fees	16,655
Custody fee	27,491
Chief compliance officer expenses	4,757
Non-recurring costs (See Note 8)	578
Other expenses	87,126
Total Expenses	1,154,669
Fees waived by Distributor—Class B	(22,397)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(578)
Custody earnings credit	(2,332)
Net Expenses	1,129,362
Net Investment Income	7,479,135
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	2,013,493
Foreign currency transactions	(1,034,126)
Net realized gain	979,367
Net change in unrealized appreciation (depreciation) on:
Investments	(202,170)
Foreign currency translations	119,879
Net change in unrealized appreciation (depreciation)	(82,291)
Net Gain	897,076
Net Increase Resulting from Operations	$8,376,211

See Accompanying Notes to Financial Statements.
15

Statement of Changes in Net Assets

Columbia Strategic Income Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$7,479,135	$9,091,851
Net realized gain on investments and foreign currency transactions	979,367	2,414,220
Net change in unrealized depreciation on investments and foreign currency translations	(82,291)	(9,298,736)
Net Increase Resulting from Operations	8,376,211	2,207,335
Distributions Declared to Shareholders
From net investment income:
Class A	(7,221,404)	—
Class B	(5,549,042)	—
Total Distributions Declared to Shareholders	(12,770,446)	—
Share Transactions
Class A:
Subscriptions	1,725,256	4,274,647
Distributions reinvested	7,221,404	—
Redemptions	(24,770,852)	(24,741,749)
Net Decrease	(15,824,192)	(20,467,102)
Class B:
Subscriptions	3,908,138	6,858,887
Distributions reinvested	5,549,042	—
Redemptions	(10,435,362)	(11,327,805)
Net Decrease	(978,182)	(4,468,918)
Net Decrease from Share Transactions	(16,802,374)	(24,936,020)
Total Decrease in Net Assets	(21,196,609)	(22,728,685)
Net Assets
Beginning of period	140,093,674	162,822,359
End of period	$118,897,065	$140,093,674
Undistributed net investment income at end of period	$6,241,083	$10,507,969
Changes in Shares
Class A:
Subscriptions	171,400	427,736
Issued for distributions reinvested	770,694	—
Redemptions	(2,462,717)	(2,477,958)
Net Decrease	(1,520,623)	(2,050,222)
Class B:
Subscriptions	389,985	684,908
Issued for distributions reinvested	594,116	—
Redemptions	(1,045,307)	(1,137,763)
Net Decrease	(61,206)	(452,855)

See Accompanying Notes to Financial Statements.
16

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006(a)	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$10.12	$9.96		$9.80	$8.90	$8.92
Income from Investment Operations:
Net investment income (b)	0.59	0.61		0.61	0.62	0.65
Net realized and unrealized gain (loss) on investments and foreign currency	0.09	(0.45)		0.39	1.03	0.10
Total from Investment Operations	0.68	0.16		1.00	1.65	0.75
Less Distributions Declared to Shareholders:
From net investment income	(1.10)	—		(0.84)	(0.75)	(0.75)
Return of capital	—	—		—	—	(0.02)
Total Distributions Declared to Shareholders	(1.10)	—		(0.84)	(0.75)	(0.77)
Net Asset Value, End of Period	$9.70	$10.12		$9.96	$9.80	$8.90
Total return (c)(d)	7.07%	1.61	%(e)	10.16%	18.54%	8.41%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.79%	0.76%		0.80%	0.80%	0.76%
Waiver/reimbursement	—	—	%(g)	—	—	—
Net investment income (f)	5.92%	6.06%		6.08%	6.42%	7.16%
Portfolio turnover rate	42%	40%		103%	61%	62%
Net assets, end of period (000's)	$65,347	$83,586		$102,612	$109,894	$106,415

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
17

Notes to Financial Statements

Columbia Strategic Income Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Strategic Income Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"),

18

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor, Columbia Management Advisors, LLC ("Columbia"), has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Columbia's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest

19

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/amortization on debt securities, pay down reclassifications and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,024,425	$(1,024,423)	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$12,770,446	$—
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

20

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$8,892,874	$—	$1,357,413

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/amortization on debt securities and market discount reclassifications.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$5,930,505
Unrealized depreciation	(4,573,092)
Net unrealized appreciation	$1,357,413

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$3,347,414
2009	11,079,118
2010	11,028,566
2013	159,225
2014	553,959
$26,168,282

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("the Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by

21

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.086% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% annually of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $51,521,217 and $72,844,454, of which $2,987,513 and $3,900,355, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the

22

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC

23

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $578 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class A Shareholders of Columbia Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Colonial Strategic Income Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

25

Fund Governance

Columbia Strategic Income Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

26

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

27

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

28

Board Consideration and Approval of Investment Advisory Agreements

Columbia Strategic Income Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

29

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Strategic Income Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

30

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Strategic Income Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

31

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Strategic Income Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

32

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Strategic Income Fund, Variable Series

other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

33

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Strategic Income Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents

34

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Strategic Income Fund, Variable Series

explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

35

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

36

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Strategic Income Fund, Variable Series

(formerly Colonial Strategic Income Fund, Variable Series)

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Strategic Income Fund, Variable Series / December 31, 2006

Columbia Strategic Income Fund, Variable Series seeks current income consistent with prudent risk. The fund also seeks maximum total return.

Laura A. Ostrander has managed or co-managed the fund since September 2000. Kevin L. Cronk and Thomas A. LaPointe have co-managed the fund since May 2005.

For the 12-month period ended December 31, 2006, the fund outperformed its benchmark, the Lehman Brothers Government/Credit Bond Index.1 It also did better than the average return of its peer group, the Lipper Variable Underlying Funds General Bond Funds Classification average2. The fund benefited from its high-yield holdings. The index does not have high-yield exposure, and we believe that the fund had more high-yield exposure than its peer group. High-yield was one of the top performing bond market sectors for the year. Non-dollar and emerging market bonds, which are not reflected in the index, was another area of strength for the portfolio.

High-yield led the bond market in a favorable economic environment

Slower but respectable economic growth and stabilizing interest rates provided a favorable backdrop to the high-yield segment of the bond market for most of the year. In this environment, the fund's performance benefited from a sizeable position in high-yield bonds, and also from a stake in emerging market bonds, which had a strong year. Performance could have been even stronger if we had maintained a larger stake in lower-quality issues. Domestic high-yield bonds rated "CCC" generated returns that were nearly double the return of B-rated securities. The fund also benefited from exposure to foreign currencies, which generally gained ground against the dollar for the year.

Treasuries disappointed

A position in U.S. Treasuries detracted from relative performance because these higher quality bonds lagged other sectors of the market for the year. Nevertheless, Treasuries made a positive contribution to performance.

Looking ahead

The pace of U.S. economic growth has slowed, which could ease inflationary pressures and keep the Federal Reserve Board from resuming its rate-raising cycle. For the U.S. economy, the housing market remains a risk. For the global economy, the U.S. economy remains a risk: a more severe pullback in the U.S. could result in a worldwide slowdown. The fund is structured to reflect these views, with a relatively small allocation to U.S. Treasuries and more exposure to U.S. high-yield and foreign securities. Within high-yield and emerging markets, the fund is positioned somewhat defensively, with a bias toward higher quality securities. We plan to continue to favor foreign currencies that we believe could outpace the U.S. dollar.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities or "junk" bonds offers the potential for higher current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Colonial Strategic Income Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class B (06/01/00)	6.84	8.78	6.40
Lehman Brothers Government/Credit Bond Index	3.78	5.17	6.26

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class B	10.09	9.67

Growth of a $10,000 investment, 01/01/971 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better, with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class of shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is July 5, 1994.

2

Understanding Your Expenses

Columbia Strategic Income Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 — 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,062.11	1,020.16	5.20	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par		Value
GOVERNMENT & AGENCY OBLIGATIONS—53.5%
Foreign Government Obligations—31.0%
Aries Vermoegensverwaltungs GmbH 6.919% 10/25/07 (a)	EUR	250,000	$338,329
7.750% 10/25/09 (b)		250,000	360,373
Corp. Andina de Fomento 6.375% 06/18/09		510,000	703,308
European Investment Bank 5.500% 12/07/11	GBP	380,000	750,476
Federal Republic of Brazil 6.000% 01/17/17	USD	650,000	640,250
7.375% 02/03/15	EUR	450,000	685,858
8.750% 02/04/25	USD	352,000	434,720
11.000% 08/17/40		410,000	543,250
12.500% 01/05/22	BRL	350,000	186,754
Federal Republic of Germany 4.250% 07/04/14	EUR	830,000	1,115,911
5.000% 07/04/12		555,000	769,919
6.000% 06/20/16		670,000	1,024,174
Government of Canada 4.500% 06/01/15	CAD	1,075,000	948,957
5.750% 06/01/29		530,000	558,119
10.000% 06/01/08		1,406,000	1,303,011
Government of New Zealand 6.000% 11/15/11	NZD	540,000	374,678
Kingdom of Norway 5.500% 05/15/09	NOK	7,340,000	1,206,636
6.000% 05/16/11		6,520,000	1,111,414
Kingdom of Spain 5.500% 07/30/17	EUR	1,110,000	1,649,453
Kingdom of Sweden 5.000% 01/28/09	SEK	9,220,000	1,380,182
6.750% 05/05/14		8,170,000	1,413,590
Province of Ontario 5.000% 03/08/14	CAD	760,000	681,220
Province of Quebec 6.000% 10/01/12		230,000	214,851
Queensland Treasury Corp. 5.500% 05/14/10	AUD	1,490,000	1,147,840
Republic of Bulgaria 8.250% 01/15/15	USD	700,000	828,730
Republic of Colombia 8.125% 05/21/24		245,000	282,975
9.750% 04/09/11		459,655	498,726
11.375% 01/31/08	EUR	365,000	515,546
Republic of France 4.000% 04/25/14		945,000	1,249,817
4.750% 10/25/12		550,000	755,504
Republic of Panama 8.875% 09/30/27	USD	795,000	1,009,650
Republic of Peru 7.500% 10/14/14	EUR	315,000	479,228
9.875% 02/06/15	USD	110,000	138,930
Republic of Poland 5.750% 03/24/10	PLN	2,345,000	830,261

	Par		Value
Republic of South Africa 6.500% 06/02/14	USD	1,090,000	$1,145,863
13.000% 08/31/10	ZAR	2,070,000	339,429
Republic of Venezuela 7.000% 03/16/15	EUR	200,000	282,385
9.250% 09/15/27	USD	868,000	1,106,700
Russian Federation 5.000% 03/31/30 (7.500% 03/31/07) (c)		645,000	728,141
11.000% 07/24/18		655,000	946,082
12.750% 06/24/28		675,000	1,219,063
Treasury Corp. of Victoria 6.250% 10/15/12	AUD	930,000	733,865
United Kingdom Treasury 8.000% 06/07/21	GBP	280,000	739,028
9.000% 07/12/11		515,000	1,168,188
United Mexican States 8.375% 01/14/11	USD	1,095,000	1,218,187
11.375% 09/15/16		730,000	1,051,200
			36,810,771
U.S. Government Agencies—0.4%
Federal Farm Credit Bank 5.000% 08/25/10		500,000	495,001
U.S. Government Obligations—22.1%
U.S. Treasury Bonds 7.500% 11/15/24 (d)		1,310,000	1,711,904
8.750% 05/15/17 (d)		4,911,000	6,497,101
8.875% 02/15/19 (d)		300,000	410,203
10.375% 11/15/12 (d)		3,800,000	3,968,921
12.500% 08/15/14 (d)		9,012,000	10,711,258
U.S. Treasury Notes 5.000% 02/15/11 (d)		2,905,000	2,941,313
			26,240,700
Total Government & Agency Obligations (cost of $60,686,001)			63,546,472
CORPORATE FIXED-INCOME BONDS & NOTES—40.4%
Basic Materials—3.4%
Chemicals—1.4%
Agricultural Chemicals—0.2%
Mosaic Co. 7.375% 12/01/14 (b)		55,000	56,444
7.625% 12/01/16 (b)		200,000	207,250
			263,694
Chemicals – Diversified—1.0%
BCP Crystal US Holdings Corp. 9.625% 06/15/14		126,000	139,230
EquiStar Chemicals LP 10.625% 05/01/11		120,000	127,800
Huntsman International LLC 6.875% 11/15/13 (b)	EUR	90,000	118,656
7.875% 11/15/14 (b)	USD	130,000	130,975
Ineos Group Holdings PLC 7.875% 02/15/16 (b)	EUR	55,000	69,154
8.500% 02/15/16 (b)	USD	70,000	66,850

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
Innophos Investments Holdings, Inc. PIK, 13.374% 02/15/15 (a)	$53,183	$55,356
Lyondell Chemical Co. 8.000% 09/15/14	120,000	124,500
8.250% 09/15/16	155,000	162,750
NOVA Chemicals Corp. 6.500% 01/15/12	185,000	175,288
		1,170,559
Chemicals – Specialty—0.2%
Chemtura Corp. 6.875% 06/01/16	160,000	154,000
Rhodia SA 8.875% 06/01/11	99,000	104,445
		258,445
Forest Products & Paper—1.0%
Paper & Related Products—1.0%
Abitibi-Consolidated, Inc. 8.375% 04/01/15	155,000	134,075
Boise Cascade LLC 7.125% 10/15/14	55,000	53,213
Domtar, Inc. 7.125% 08/15/15	145,000	142,100
Georgia-Pacific Corp. 8.000% 01/15/24	235,000	238,525
Neenah Paper, Inc. 7.375% 11/15/14	85,000	81,175
NewPage Corp. 10.000% 05/01/12	125,000	131,875
12.000% 05/01/13	55,000	58,162
Norske Skog 7.375% 03/01/14	185,000	175,287
8.625% 06/15/11	90,000	91,125
		1,105,537
Iron/Steel—0.2%
Steel – Producers—0.1%
Steel Dynamics, Inc. 9.500% 03/15/09	105,000	108,150
Steel – Specialty—0.1%
UCAR Finance, Inc. 10.250% 02/15/12	120,000	126,450
Metals & Mining—0.8%
Diversified Minerals—0.2%
FMG Finance Ltd. 10.625% 09/01/16 (b)	230,000	246,675
Non-Ferrous Metals—0.6%
Codelco, Inc.
5.500% 10/15/13	730,000	730,015
Communications—8.0%
Media—3.2%
Broadcast Services/Programs—0.3%
Clear Channel Communications, Inc. 4.900% 05/15/15	100,000	79,739
5.500% 12/15/16	165,000	133,562

	Par	Value
XM Satellite Radio, Inc. 9.750% 05/01/14	$125,000	$125,000
		338,301
Cable TV—1.4%
Atlantic Broadband Finance LLC 9.375% 01/15/14	150,000	151,688
Charter Communications Holdings I LLC 11.000% 10/01/15	230,000	236,037
Charter Communications Holdings II LLC 10.250% 09/15/10	200,000	209,250
Charter Communications Holdings LLC 9.920% 04/01/14	235,000	202,981
CSC Holdings, Inc. 7.625% 04/01/11	280,000	285,250
DirecTV Holdings LLC 6.375% 06/15/15	190,000	182,162
EchoStar DBS Corp. 6.625% 10/01/14	200,000	195,000
Insight Midwest LP 9.750% 10/01/09	60,000	60,975
9.750% 10/01/09	10,000	10,163
Telenet Group Holding NV (e) 06/15/14 (11.500% 12/15/08) (b)	181,000	163,126
		1,696,632
Multimedia—0.5%
Advanstar Communications, Inc. 15.000% 10/15/11	185,000	191,938
Lamar Media Corp. 6.625% 08/15/15	185,000	183,381
Quebecor Media, Inc. 7.750% 03/15/16	165,000	168,506
		543,825
Publishing – Periodicals—0.7%
Dex Media West LLC 9.875% 08/15/13	271,000	295,390
Dex Media, Inc. (e) 11/15/13 (9.000% 11/15/08)	160,000	142,800
PriMedia, Inc. 8.000% 05/15/13	250,000	241,875
RH Donnelley Corp. 8.875% 01/15/16	160,000	168,000
		848,065
Radio—0.1%
CMP Susquehanna Corp. 9.875% 05/15/14 (b)	155,000	154,225
Television—0.2%
Sinclair Broadcast Group, Inc. 8.750% 12/15/11	180,000	187,875
Telecommunication Services—4.8%
Cellular Telecommunications—1.7%
Cricket Communications, Inc. 9.375% 11/01/14 (b)	130,000	137,150

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par		Value
Digicel Ltd. 9.250% 09/01/12 (b)		$215,000	$229,512
Dobson Cellular Systems, Inc. 8.375% 11/01/11		230,000	242,362
9.875% 11/01/12		140,000	152,600
Horizon PCS, Inc. 11.375% 07/15/12		120,000	133,800
iPCS Escrow Co. 11.500% 05/01/12		105,000	116,550
MetroPCS Wireless, Inc. 9.250% 11/01/14 (b)		195,000	203,775
Rogers Cantel, Inc. 9.750% 06/01/16		230,000	288,650
Rogers Wireless, Inc. 8.000% 12/15/12		50,000	53,375
Rural Cellular Corp. 9.750% 01/15/10		45,000	46,238
11.121% 11/01/12 (a)		165,000	172,013
US Unwired, Inc. 10.000% 06/15/12		200,000	220,000
			1,996,025
Satellite Telecommunications—0.8%
Inmarsat Finance II PLC (e) 11/15/12 (10.375% 11/15/08)		255,000	234,919
Intelsat Bermuda, Ltd. 11.250% 06/15/16 (b)		375,000	411,563
Intelsat Intermediate Holdings Co., Ltd. (e) 02/01/15 (9.250% 02/01/10)		200,000	152,000
PanAmSat Corp. 9.000% 08/15/14		133,000	140,481
			938,963
Telecommunication Equipment—0.2%
Lucent Technologies, Inc. 6.450% 03/15/29		210,000	193,725
Telecommunication Services—0.7%
Embarq Corp. 7.082% 06/01/16		65,000	66,171
7.995% 06/01/36		65,000	67,641
Nordic Telephone Co. Holdings ApS 8.250% 05/01/16 (b)	EUR	115,000	166,986
Syniverse Technologies, Inc. 7.750% 08/15/13	USD	145,000	144,638
Time Warner Telecom Holdings, Inc. 9.250% 02/15/14		170,000	181,687
West Corp. 11.000% 10/15/16 (b)		215,000	217,150
			844,273
Telephone – Integrated—1.4%
Cincinnati Bell, Inc. 7.000% 02/15/15		165,000	165,206

	Par	Value
Citizens Communications Co. 7.875% 01/15/27 (b)	$140,000	$141,400
9.000% 08/15/31	120,000	130,200
Level 3 Financing, Inc. 9.250% 11/01/14 (b)	195,000	198,900
Qwest Communications International, Inc. 7.500% 02/15/14	150,000	154,500
Qwest Corp. 7.500% 10/01/14	70,000	74,200
7.500% 06/15/23	295,000	297,213
8.875% 03/15/12	175,000	194,906
US LEC Corp. 13.870% 10/01/09 (a)	130,000	137,800
Windstream Corp. 8.625% 08/01/16 (b)	220,000	240,900
		1,735,225
Consumer Cyclical—6.4%
Apparel—0.6%
Apparel Manufacturers—0.6%
Broder Brothers Co. 11.250% 10/15/10	115,000	111,550
Hanesbrands, Inc. 8.734% 12/15/14 (a)(b)	95,000	96,663
Levi Strauss & Co. 9.750% 01/15/15	250,000	269,375
Phillips-Van Heusen Corp. 7.250% 02/15/11	95,000	96,900
8.125% 05/01/13	115,000	120,750
		695,238
Auto Manufacturers—0.2%
Auto – Cars/Light Trucks—0.2%
General Motors Corp. 8.375% 07/15/33	225,000	208,125
Auto Parts & Equipment—0.6%
Auto/Truck Parts & Equipment – Original—0.2%
HLI Operating Co., Inc. 10.500% 06/15/10	60,000	53,400
TRW Automotive, Inc. 9.375% 02/15/13	155,000	166,237
		219,637
Auto/Truck Parts & Equipment – Replacement—0.1%
Commercial Vehicle Group 8.000% 07/01/13	160,000	156,400
Rubber – Tires—0.3%
Goodyear Tire & Rubber Co. 8.625% 12/01/11 (b)	75,000	77,438
9.000% 07/01/15	265,000	277,587
		355,025
Distribution/Wholesale—0.1%
Distribution/Wholesale—0.1%
Buhrmann US, Inc. 7.875% 03/01/15	100,000	97,500

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
Entertainment—0.6%
Gambling (Non-Hotel)—0.1%
Global Cash Access LLC 8.750% 03/15/12	$152,000	$159,600
Music—0.3%
Steinway Musical Instruments, Inc. 7.000% 03/01/14 (b)	170,000	166,175
Warner Music Group 7.375% 04/15/14	135,000	133,650
WMG Holdings Corp. (e) 12/15/14 (9.500% 12/15/09)	110,000	88,000
		387,825
Resorts/Theme Parks—0.2%
Six Flags, Inc. 9.625% 06/01/14	220,000	204,050
Home Builders—0.3%
Building – Residential/Commercial—0.3%
K. Hovnanian Enterprises, Inc. 6.375% 12/15/14	210,000	201,600
KB Home 5.875% 01/15/15	145,000	132,955
		334,555
Home Furnishings—0.1%
Home Furnishings—0.1%
Sealy Mattress Co. 8.250% 06/15/14	130,000	135,850
Leisure Time—0.4%
Cruise Lines—0.2%
Royal Caribbean Cruises Ltd. 7.000% 06/15/13	245,000	249,371
Leisure & Recreational Products—0.1%
K2, Inc. 7.375% 07/01/14	120,000	121,200
Recreational Centers—0.1%
Town Sports International, Inc. (e) 02/01/14 (11.000% 02/01/09)	146,000	127,202
Lodging—2.1%
Casino Hotels—2.1%
Caesars Entertainment, Inc. 7.875% 03/15/10	100,000	104,250
CCM Merger, Inc. 8.000% 08/01/13 (b)	155,000	151,513
Chukchansi Economic Development Authority 8.877% 11/15/12 (a)(b)	140,000	143,850
Circus & Eldorado/Silver Legacy Capital Corp. 10.125% 03/01/12	90,000	94,500
Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12 (b)	240,000	257,100

	Par	Value
Greektown Holdings LLC 10.750% 12/01/13 (b)	$195,000	$203,775
Hard Rock Hotel, Inc. 8.875% 06/01/13	250,000	271,562
Harrah's Operating Co., Inc. 5.625% 06/01/15	215,000	184,394
Jacobs Entertainment, Inc. 9.750% 06/15/14	200,000	203,000
Las Vegas Sands Corp. 6.375% 02/15/15	75,000	72,656
MGM Mirage 6.750% 09/01/12	250,000	246,250
Pinnacle Entertainment, Inc. 8.250% 03/15/12	195,000	196,950
Pokagon Gaming Authority 10.375% 06/15/14 (b)	100,000	109,500
Station Casinos, Inc. 6.625% 03/15/18	205,000	175,788
Wynn Las Vegas LLC 6.625% 12/01/14	90,000	89,438
		2,504,526
Retail—1.3%
Retail – Arts & Crafts—0.2%
Michaels Stores, Inc. 11.375% 11/01/16 (b)	165,000	172,013
Retail – Automobiles—0.4%
Asbury Automotive Group, Inc. 8.000% 03/15/14	200,000	203,000
Autonation, Inc. 7.000% 04/15/14	65,000	65,487
7.374% 04/15/13 (a)	40,000	40,200
United Auto Group, Inc. 7.750% 12/15/16 (b)	165,000	165,825
		474,512
Retail – Drug Stores—0.1%
Rite Aid Corp. 7.500% 01/15/15	135,000	133,650
Retail – Propane Distributors—0.3%
AmeriGas Partners LP 7.125% 05/20/16	145,000	145,000
Ferrellgas Partners LP 8.750% 06/15/12	120,000	123,000
Inergy LP/Inergy Finance Corp. 8.250% 03/01/16	135,000	141,750
		409,750
Retail – Restaurants—0.3%
Buffets, Inc. 12.500% 11/01/14 (b)	165,000	166,237
Dave & Buster's, Inc. 11.250% 03/15/14	100,000	101,500
Landry's Restaurants, Inc. 7.500% 12/15/14	130,000	127,075
		394,812

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
Textiles—0.1%
Textile – Products—0.1%
INVISTA 9.250% 05/01/12 (b)	$125,000	$134,063
Consumer Non-Cyclical—6.0%
Agriculture—0.2%
Tobacco—0.2%
Alliance One International, Inc. 11.000% 05/15/12	110,000	117,150
Reynolds American, Inc. 7.625% 06/01/16	140,000	148,335
		265,485
Beverages—0.2%
Beverages – Non-Alcoholic—0.1%
Cott Beverages, Inc. 8.000% 12/15/11	100,000	102,000
Beverages – Wine/Spirits—0.1%
Constellation Brands, Inc. 7.250% 09/01/16	120,000	123,300
8.125% 01/15/12	25,000	26,000
		149,300
Biotechnology—0.2%
Medical – Biomedical/Gene—0.2%
Bio-Rad Laboratories, Inc. 7.500% 08/15/13	185,000	190,550
Commercial Services—1.7%
Commercial Services—0.1%
Iron Mountain, Inc. 7.750% 01/15/15	160,000	163,200
Commercial Services – Finance—0.1%
ACE Cash Express, Inc. 10.250% 10/01/14 (b)	115,000	116,438
Funeral Services & Related Items—0.0%
Service Corp. International 6.750% 04/01/16	40,000	39,800
7.375% 10/01/14	10,000	10,450
		50,250
Printing – Commercial—0.3%
Quebecor World Capital Corp. 8.750% 03/15/16 (b)	190,000	181,925
Quebecor World, Inc. 9.750% 01/15/15 (b)	110,000	110,687
		292,612
Private Corrections—0.3%
Corrections Corp. of America 6.250% 03/15/13	165,000	163,556
GEO Group, Inc. 8.250% 07/15/13	200,000	206,000
		369,556
Rental Auto/Equipment—0.9%
Ashtead Capital, Inc. 9.000% 08/15/16 (b)	40,000	42,800
Ashtead Holdings PLC 8.625% 08/01/15 (b)	130,000	135,200

	Par	Value
Avis Budget Car Rental LLC 7.625% 05/15/14 (b)	$100,000	$97,500
7.750% 05/15/16 (b)	65,000	62,725
Hertz Corp. 8.875% 01/01/14 (b)	160,000	167,600
Rental Services Corp. 9.500% 12/01/14 (b)	260,000	268,450
United Rentals North America, Inc. 6.500% 02/15/12	160,000	158,000
7.750% 11/15/13	75,000	75,281
		1,007,556
Cosmetics/Personal Care—0.3%
Cosmetics & Toiletries—0.3%
DEL Laboratories, Inc. 8.000% 02/01/12	165,000	154,688
Elizabeth Arden, Inc. 7.750% 01/15/14	190,000	191,425
		346,113
Food—0.6%
Food – Confectionery—0.1%
Merisant Co. 9.500% 07/15/13	140,000	83,300
Food – Dairy Products—0.1%
Dean Foods Co. 7.000% 06/01/16	115,000	116,150
Food – Miscellaneous/Diversified—0.4%
Dole Food Co., Inc. 8.625% 05/01/09	173,000	171,919
Pinnacle Foods Holding Corp. 8.250% 12/01/13	245,000	250,818
Reddy Ice Holdings, Inc. (e) 11/01/12 (10.500% 11/01/08)	150,000	135,000
		557,737
Healthcare Services—1.3%
Dialysis Centers—0.2%
DaVita, Inc. 7.250% 03/15/15	215,000	219,300
Medical – Hospitals—0.7%
HCA, Inc. 9.250% 11/15/16 (b)	165,000	176,756
9.625% 11/15/16 (b)	415,000	446,125
Tenet Healthcare Corp. 9.875% 07/01/14	260,000	264,550
		887,431
Medical – Outpatient/Home Medical—0.1%
Select Medical Corp. 7.625% 02/01/15	85,000	70,550
MRI/Medical Diagnostic Imaging—0.1%
MedQuest, Inc. 11.875% 08/15/12	90,000	74,250
Physician Practice Management—0.2%
US Oncology Holdings, Inc. 10.675% 03/15/15 (a)	85,000	87,338

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
US Oncology, Inc. 9.000% 08/15/12	$165,000	$174,075
		261,413
Household Products/Wares—0.6%
Consumer Products – Miscellaneous—0.5%
American Greetings Corp. 7.375% 06/01/16	125,000	128,438
Amscan Holdings, Inc. 8.750% 05/01/14	185,000	180,144
Jostens IH Corp. 7.625% 10/01/12	165,000	167,062
Scotts Co. 6.625% 11/15/13	150,000	157,125
		632,769
Office Supplies & Forms—0.1%
ACCO Brands Corp. 7.625% 08/15/15	125,000	122,812
Pharmaceuticals—0.9%
Medical – Drugs—0.5%
Elan Finance PLC 8.875% 12/01/13 (b)	425,000	425,000
Warner Chilcott Corp. 8.750% 02/01/15	166,000	170,150
		595,150
Medical – Generic Drugs—0.2%
Mylan Laboratories, Inc. 6.375% 08/15/15	195,000	193,050
Pharmacy Services—0.1%
Omnicare, Inc. 6.750% 12/15/13	90,000	88,875
Vitamins & Nutrition Products—0.1%
NBTY, Inc. 7.125% 10/01/15	150,000	147,000
Energy—5.7%
Coal—0.4%
Arch Western Finance LLC 6.750% 07/01/13	175,000	173,687
Massey Energy Co. 6.875% 12/15/13	175,000	164,500
Peabody Energy Corp. 7.375% 11/01/16	85,000	90,525
		428,712
Oil & Gas—2.8%
Oil & Gas Drilling—0.1%
Pride International, Inc. 7.375% 07/15/14	110,000	113,575
Oil Companies – Exploration & Production—2.2%
Chesapeake Energy Corp. 6.375% 06/15/15	90,000	89,100
7.500% 06/15/14	220,000	228,525
Compton Petroleum Corp. 7.625% 12/01/13	155,000	149,575
El Paso Production Holding Co. 7.750% 06/01/13	130,000	136,012

	Par		Value
Forest Oil Corp. 8.000% 12/15/11		$130,000	$135,200
Magnum Hunter Resources, Inc. 9.600% 03/15/12		131,000	137,714
Newfield Exploration Co. 6.625% 04/15/16		120,000	119,400
OPTI Canada, Inc. 8.250% 12/15/14 (b)		145,000	148,988
PEMEX Finance Ltd. 9.150% 11/15/18		310,000	375,587
10.610% 08/15/17		215,000	277,193
PetroHawk Energy Corp. 9.125% 07/15/13		185,000	194,250
Pogo Producing Co. 6.625% 03/15/15		120,000	114,300
Quicksilver Resources, Inc. 7.125% 04/01/16		120,000	117,300
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832% 09/30/16 (b)		335,000	338,826
			2,561,970
Oil Company – Integrated—0.4%
Qatar Petroleum 5.579% 05/30/11 (b)		270,000	270,512
Tyumen Oil Co. 11.000% 11/06/07		210,000	218,610
			489,122
Oil Refining & Marketing—0.1%
Tesoro Corp. 6.625% 11/01/15		160,000	158,800
Oil & Gas Services—1.0%
Oil – Field Services—1.0%
Gaz Capital for Gazprom 4.560% 12/09/12	EUR	100,000	130,051
Gazprom 9.625% 03/01/13	USD	310,000	369,396
Gazprom International SA 7.201% 02/01/20		575,000	606,625
Hornbeck Offshore Services, Inc. 6.125% 12/01/14		145,000	138,294
			1,244,366
Pipelines—1.5%
Pipelines—1.5%
Atlas Pipeline Partners LP 8.125% 12/15/15		110,000	113,025
Colorado Interstate Gas Co. 6.800% 11/15/15		140,000	145,569
El Paso Performance-Linked Trust 7.750% 07/15/11 (b)		45,000	47,588
MarkWest Energy Partners LP 6.875% 11/01/14		160,000	154,400
8.500% 07/15/16 (b)		65,000	67,600
Northwest Pipeline Corp. 8.125% 03/01/10		85,000	88,506

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par		Value
Sonat, Inc. 7.625% 07/15/11		$515,000	$545,900
Southern Natural Gas Co. 8.875% 03/15/10		40,000	41,964
Williams Companies, Inc. 6.375% 10/01/10 (b)		430,000	432,687
8.125% 03/15/12		145,000	156,963
			1,794,202
Financials—3.4%
Commercial Banks—0.1%
Commercial Banks – Non US—0.1%
VTB Capital SA for Vneshtorgbank 5.970% 08/01/08 (a)(b)		100,000	100,050
Diversified Financial Services—2.9%
Finance – Auto Loans—1.5%
Ford Motor Credit Co. 7.375% 02/01/11		445,000	440,525
8.000% 12/15/16		155,000	153,163
9.875% 08/10/11		270,000	288,772
General Motors Acceptance Corp. 6.875% 09/15/11		350,000	358,994
8.000% 11/01/31		465,000	533,852
			1,775,306
Finance – Consumer Loans—0.4%
SLM Corp. 6.500% 06/15/10	NZD	725,000	496,851
Finance – Investment Banker/Broker—0.3%
E*Trade Financial Corp. 8.000% 06/15/11		175,000	182,875
LaBranche & Co., Inc. 11.000% 05/15/12		125,000	134,687
			317,562
Special Purpose Entity—0.8%
Buffalo Thunder Development Authority 9.375% 12/15/14 (b)		95,000	96,425
Idearc, Inc. 8.000% 11/15/16 (b)		315,000	319,725
Sally Holdings LLC 10.500% 11/15/16 (b)		165,000	168,300
Wimar Opco LLC 9.625% 12/15/14 (b)		230,000	227,700
Wind Acquisition Fin SpA PIK 12.500% 12/21/11 (f)		130,000	131,788
			943,938
Real Estate Investment Trusts (REITs)—0.3%
REITS – Hotels—0.2%
Host Marriott LP 6.750% 06/01/16		245,000	245,306
REITS – Regional Malls—0.1%
Rouse Co. LP 6.750% 05/01/13 (b)		140,000	140,596

	Par	Value
Industrials—5.3%
Aerospace & Defense—0.4%
Aerospace/Defense – Equipment—0.2%
DRS Technologies, Inc. 6.875% 11/01/13	$150,000	$151,125
Sequa Corp. 9.000% 08/01/09	100,000	107,000
		258,125
Electronics – Military—0.2%
L-3 Communications Corp. 6.375% 10/15/15	175,000	173,250
Building Materials—0.4%
Building & Construction Products – Miscellaneous—0.2%
Nortek, Inc. 8.500% 09/01/14	120,000	117,600
NTK Holdings, Inc. (e) 03/01/14 (10.750% 09/01/09)	120,000	84,000
Ply Gem Industries, Inc. 9.000% 02/15/12	70,000	59,500
		261,100
Building Products – Air & Heating—0.2%
Goodman Global Holding Co., Inc. 7.875% 12/15/12	160,000	157,200
Electronics—0.2%
Electronic Components – Miscellaneous—0.2%
Flextronics International Ltd. 6.250% 11/15/14	180,000	173,700
NXP BV/NXP Funding LLC 9.500% 10/15/15 (b)	105,000	107,625
		281,325
Engineering & Construction—0.1%
Building & Construction – Miscellaneous—0.1%
Esco Corp. 8.625% 12/15/13 (b)	95,000	97,613
Environmental Control—0.6%
Non-Hazardous Waste Disposal—0.4%
Allied Waste North America, Inc. 7.125% 05/15/16	275,000	272,250
7.875% 04/15/13	230,000	237,187
		509,437
Recycling—0.2%
Aleris International, Inc. 9.000% 12/15/14 (b)	130,000	130,650
10.000% 12/15/16 (b)	130,000	130,325
		260,975
Machinery – Construction & Mining—0.1%
Machinery – Construction & Mining—0.1%
Terex Corp. 7.375% 01/15/14	150,000	152,250

See Accompanying Notes to Financial Statements.
10

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
Machinery – Diversified—0.3%
Machinery – General Industry—0.2%
Douglas Dynamics LLC 7.750% 01/15/12 (b)	$125,000	$117,500
Manitowoc Co., Inc. 7.125% 11/01/13	90,000	90,900
		208,400
Machinery – Material Handling—0.1%
Columbus McKinnon Corp. 8.875% 11/01/13	130,000	137,150
Metal Fabricate/Hardware—0.3%
Metal Processors & Fabrication—0.3%
Mueller Group, Inc. 10.000% 05/01/12	130,000	141,375
Mueller Holdings, Inc. (e) 04/15/14 (14.750% 04/15/09)	97,000	87,300
TriMas Corp. 9.875% 06/15/12	100,000	96,750
		325,425
Miscellaneous Manufacturing—0.7%
Diversified Manufacturing Operators—0.6%
Bombardier, Inc. 6.300% 05/01/14 (b)	255,000	239,700
J.B. Poindexter & Co. 8.750% 03/15/14	155,000	131,750
Koppers Holdings, Inc. (e) 11/15/14 (9.875% 11/15/09)	150,000	120,000
Trinity Industries, Inc. 6.500% 03/15/14	235,000	230,887
		722,337
Miscellaneous Manufacturing—0.1%
Nutro Products, Inc. 10.750% 04/15/14 (b)	150,000	163,875
Packaging & Containers—1.1%
Containers – Metal/Glass—0.6%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	225,000	233,437
Owens-Brockway Glass Container, Inc. 8.250% 05/15/13	445,000	460,019
Owens-Illinois, Inc. 7.500% 05/15/10	80,000	80,300
		773,756
Containers – Paper/Plastic—0.5%
Consolidated Container Co., LLC (e) 06/15/09 (10.750% 06/15/07)	125,000	126,563
Jefferson Smurfit Corp. 8.250% 10/01/12	175,000	170,625
MDP Acquisitions PLC 9.625% 10/01/12	185,000	196,100
Solo Cup Co. 8.500% 02/15/14	70,000	60,550
		553,838

	Par	Value
Transportation—1.1%
Transportation – Marine—0.5%
Navios Maritime Holdings, Inc. 9.500% 12/15/14 (b)	$160,000	$160,800
Ship Finance International Ltd. 8.500% 12/15/13	215,000	214,731
Stena AB 7.500% 11/01/13	245,000	241,938
		617,469
Transportation – Railroad—0.2%
TFM SA de CV 9.375% 05/01/12	220,000	234,850
Transportation – Services—0.3%
CHC Helicopter Corp. 7.375% 05/01/14	190,000	183,112
PHI, Inc. 7.125% 04/15/13	135,000	130,613
		313,725
Transportation – Trucks—0.1%
QDI LLC 9.000% 11/15/10	125,000	121,875
Technology—0.7%
Computer Services—0.1%
Sungard Data Systems, Inc. 9.125% 08/15/13	130,000	136,500
Semiconductors—0.6%
Electronic Components – Semiconductors—0.6%
Advanced Micro Devices, Inc. 7.750% 11/01/12	90,000	93,375
Amkor Technology, Inc. 9.250% 06/01/16	95,000	93,100
Freescale Semiconductor, Inc. 10.125% 12/15/16 (b)	320,000	320,400
PIK, 9.125% 12/15/14 (b)	235,000	233,531
		740,406
Utilities—1.5%
Electric—1.5%
Electric – Generation—0.3%
AES Corp. 7.750% 03/01/14	210,000	221,550
Edison Mission Energy 7.500% 06/15/13	190,000	198,550
		420,100
Electric – Integrated—0.4%
CMS Energy Corp. 6.875% 12/15/15	100,000	103,250
8.500% 04/15/11	65,000	70,688
Mirant Mid Atlantic LLC 8.625% 06/30/12	37,645	39,809
Nevada Power Co. 9.000% 08/15/13	81,000	87,475

See Accompanying Notes to Financial Statements.
11

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par		Value
Sierra Pacific Resources 6.750% 08/15/17		$145,000	$142,217
			443,439
Independent Power Producer—0.8%
Dynegy Holdings, Inc. 7.125% 05/15/18		215,000	209,625
Mirant North America LLC 7.375% 12/31/13		215,000	218,225
MSW Energy Holdings LLC 7.375% 09/01/10		65,000	66,300
8.500% 09/01/10		125,000	130,000
NRG Energy, Inc. 7.250% 02/01/14		110,000	110,825
7.375% 02/01/16		130,000	130,650
7.375% 01/15/17		65,000	65,163
			930,788
Total Corporate Fixed-Income Bonds & Notes (cost of $46,974,821)			48,069,974
MORTGAGE-BACKED SECURITIES—2.4%
Federal Home Loan Mortgage Corp. 8.000% 10/01/26		57,031	60,072
Federal National Mortgage Association TBA 6.500% 12/01/36 (g)		2,795,000	2,847,406
Total Mortgage-Backed Securities (cost of $2,913,200)			2,907,478
ASSET-BACKED SECURITIES—0.9%
Equity One ABS, Inc. 4.205% 04/25/34		625,000	594,516
GMAC Mortgage Corp. 4.865% 09/25/34		520,000	511,067
Total Asset-Backed Securities (cost of $1,140,508)			1,105,583
CONVERTIBLE BONDS—0.4%
Communications—0.4%
Telecommunication Services—0.4%
Telecommunication Equipment—0.1%
Nortel Networks Corp. 4.250% 09/01/08		130,000	125,775
Telephone – Integrated—0.3%
NTL Cable PLC 8.750% 04/15/14	EUR	225,000	318,916
Total Convertible Bonds (cost of $412,534)			444,691

	Par		Value
MUNICIPAL BONDS—0.3%
California—0.3%
CA Cabazon Band Mission Indians 13.000% 10/01/11	USD	350,000	$368,109
Total Municipal Bonds (cost of $350,000)			368,109
	Units
WARRANTS (h)—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Cellular Telecommunications—0.0%
UbiquiTel, Inc. Expires 04/15/10 (b)(i)(j)		225	—
Telecommunication Services—0.0%
Jazztel PLC Expires 07/15/10 (i)(j)		95	—
Industrials—0.0%
Transportation—0.0%
Transportation – Trucks—0.0%
QDI LLC Expires 01/15/07 (b)(j)		1,020	17,843
Total Warrants (cost of $11,587)			17,843
	Shares
COMMON STOCKS (h)—0.0%
Industrials—0.0%
Commercial Services & Supplies—0.0%
Fairlane Management Corp. (i)(j)		2,000	—
Total Common Stocks (cost of $—)			—
SECURITIES LENDING COLLATERAL—16.4%
State Street Navigator Securities Lending Prime Portfolio (k)		19,491,313	19,491,313
Total Securities Lending Collateral (cost of $19,491,313)			19,491,313

See Accompanying Notes to Financial Statements.
12

Investment Portfolio (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

	Par	Value
SHORT-TERM OBLIGATION—2.4%
Repurchase agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 02/15/25, market value of $2,862,000 (repurchase proceeds $2,804,482)	$2,803,000	$2,803,000
Total Short-Term Obligation (cost of $2,803,000)		2,803,000
Total Investments—116.7% (cost of $134,782,964) (l)		138,754,463
Other Assets & Liabilities, Net—(16.7)%		(19,857,398)
Net Assets—100.0%		$118,897,065

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2006.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities, which did not include any illiquid securities except for the following, amounted to $11,675,281, which represents 9.8% of net assets.

Acquisition Security	Date	Par/Units	Cost	Value
QDI LLC, Warrants	06/01/02	1,020	$—	$17,843
UbiquiTel, Inc., Warrants	04/11/00	225	11,400	—
			$11,400	$17,843

(c)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $19,087,327.

(e)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(f)  Loan Participation Agreement

(g)  Security purchased on a delayed delivery basis.

(h)  Non-income producing security.

(i)  Security has no value.

(j)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(k)  Investment made with cash collateral received from securities lending activity.

(l)  Cost for federal income tax purposes is $137,397,050.

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government Agencies & Obligations	53.5%
Corporate Fixed-Income Bonds & Notes	40.4
Mortgage-Backed Securities	2.4
Asset-Backed Securities	0.9
Convertible Bonds	0.4
Municipal Bonds	0.3
Warrants	0.0 *
Common Stock	0.0 *
97.9
Securities Lending Collateral	16.4
Short-Term Obligation	2.4
Other Assets & Liabilities, Net	(16.7)
100.0%
*Rounds to less than 0.1%.

As of December 31, 2006, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Aggregate Value	Face Value	Settlement Date	Unrealized Appreciation
EUR	$119,019	$118,640	01/12/07	$379
Forward Currency Contracts to Sell	Aggregate Value	Face Value	Unrealized Settlement Date	Appreciation (Depreciation)
CAD	$947,896	$960,035	01/12/07	$12,139
CAD	686,521	699,912	01/25/07	13,391
EUR	118,899	119,120	01/16/07	221
EUR	528,439	528,984	01/16/07	545
EUR	52,849	52,746	01/18/07	(103)
EUR	1,572,261	1,569,610	01/18/07	(2,651)
EUR	1,223,882	1,234,312	01/25/07	10,430
EUR	965,379	975,485	02/06/07	10,106
EUR	119,019	120,318	02/06/07	1,299
GBP	1,507,828	1,513,427	01/16/07	5,599
GBP	939,944	943,200	01/16/07	3,256
SEK	1,637,739	1,633,343	01/16/07	(4,396)
				$49,836

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

TBA	To Be Announced

USD	United States Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.
13

Statement of Assets and Liabilities

Columbia Strategic Income Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$134,782,964
Investments, at value (including securities on loan of $19,087,327)	$138,754,463
Cash	138,255
Foreign currency (cost of $180,040)	180,044
Unrealized appreciation on foreign forward currency contracts	57,365
Receivable for:
Fund shares sold	2,068
Interest	2,378,363
Foreign tax reclaims	450
Expense reimbursement due from Investment Advisor	5,738
Deferred Trustees' compensation plan	15,987
Other assets	1,815
Total Assets	141,534,548
Liabilities
Collateral on securities loaned	19,491,313
Unrealized depreciation on foreign forward currency contracts	7,150
Payable for:
Investments purchased on a delayed delivery basis	2,989,113
Fund shares repurchased	663
Investment advisory fee	61,414
Transfer agent fee	1
Pricing and bookkeeping fees	9,170
Trustees' fees	156
Audit fee	35,172
Custody fee	2,720
Distribution fee—Class B	12,363
Chief compliance officer expenses	1,605
Deferred Trustees' fees	15,987
Deferred dollar roll fee income	172
Other liabilities	10,484
Total Liabilities	22,637,483
Net Assets	$118,897,065
Net Assets Consist of
Paid-in capital	$134,810,781
Undistributed net investment income	6,241,083
Accumulated net realized loss	(26,200,763)
Net unrealized appreciation on:
Investments	3,971,499
Foreign currency translations	74,465
Net Assets	$118,897,065
Class A:
Net assets	$65,346,572
Shares outstanding	6,736,068
Net asset value per share	$9.70
Class B:
Net assets	$53,550,493
Shares outstanding	5,539,536
Net asset value per share	$9.67

See Accompanying Notes to Financial Statements.
14

Statement of Operations

Columbia Strategic Income Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Interest	$8,577,763
Dollar roll fee income	27,326
Securities lending	3,408
Total Investment Income (net of foreign taxes withheld of $1,849)	$8,608,497
Expenses
Investment advisory fee	770,189
Distribution fee—Class B	137,142
Transfer agent fee	231
Pricing and bookkeeping fees	110,500
Trustees' fees	16,655
Custody fee	27,491
Chief compliance officer expenses	4,757
Non-recurring costs (See Note 8)	578
Other expenses	87,126
Total Expenses	1,154,669
Fees waived by Distributor—Class B	(22,397)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(578)
Custody earnings credit	(2,332)
Net Expenses	1,129,362
Net Investment Income	7,479,135
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	2,013,493
Foreign currency transactions	(1,034,126)
Net realized gain	979,367
Net change in unrealized appreciation (depreciation) on:
Investments	(202,170)
Foreign currency translations	119,879
Net change in unrealized appreciation (depreciation)	(82,291)
Net Gain	897,076
Net Increase Resulting from Operations	$8,376,211

See Accompanying Notes to Financial Statements.
15

Statement of Changes in Net Assets

Columbia Strategic Income Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$7,479,135	$9,091,851
Net realized gain on investments and foreign currency transactions	979,367	2,414,220
Net change in unrealized depreciation on investments and foreign currency translations	(82,291)	(9,298,736)
Net Increase Resulting from Operations	8,376,211	2,207,335
Distributions Declared to Shareholders
From net investment income:
Class A	(7,221,404)	—
Class B	(5,549,042)	—
Total Distributions Declared to Shareholders	(12,770,446)	—
Share Transactions
Class A:
Subscriptions	1,725,256	4,274,647
Distributions reinvested	7,221,404	—
Redemptions	(24,770,852)	(24,741,749)
Net Decrease	(15,824,192)	(20,467,102)
Class B:
Subscriptions	3,908,138	6,858,887
Distributions reinvested	5,549,042	—
Redemptions	(10,435,362)	(11,327,805)
Net Decrease	(978,182)	(4,468,918)
Net Decrease from Share Transactions	(16,802,374)	(24,936,020)
Total Decrease in Net Assets	(21,196,609)	(22,728,685)
Net Assets
Beginning of period	140,093,674	162,822,359
End of period	$118,897,065	$140,093,674
Undistributed net investment income at end of period	$6,241,083	$10,507,969
Changes in Shares
Class A:
Subscriptions	171,400	427,736
Issued for distributions reinvested	770,694	—
Redemptions	(2,462,717)	(2,477,958)
Net Decrease	(1,520,623)	(2,050,222)
Class B:
Subscriptions	389,985	684,908
Issued for distributions reinvested	594,116	—
Redemptions	(1,045,307)	(1,137,763)
Net Decrease	(61,206)	(452,855)

See Accompanying Notes to Financial Statements.
16

Financial Highlights

Columbia Strategic Income Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006(a)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.09	$9.95	$9.80	$8.89	$8.91
Income from Investment Operations:
Net investment income (b)	0.57	0.58	0.59	0.60	0.63
Net realized and unrealized gain (loss) on investments and foreign currency	0.08	(0.44)	0.38	1.04	0.09
Total from Investment Operations	0.65	0.14	0.97	1.64	0.72
Less Distributions Declared to Shareholders:
From net investment income	(1.07)	—	(0.82)	(0.73)	(0.72)
Return of capital	—	—	—	—	(0.02)
Total Distributions Declared to Shareholders	(1.07)	—	(0.82)	(0.73)	(0.74)
Net Asset Value, End of Period	$9.67	$10.09	$9.95	$9.80	$8.89
Total return (c)(d)(e)	6.84%	1.41%	9.85%	18.43%	8.08%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Waiver/reimbursement	0.04%	0.01%	0.05%	0.05%	0.01%
Net investment income (f)	5.71%	5.82%	5.88%	6.17%	6.92%
Portfolio turnover rate	42%	40%	103%	61%	62%
Net assets, end of period (000's)	$53,550	$56,507	$60,210	$55,825	$32,407

(a)  On May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
17

Notes to Financial Statements

Columbia Strategic Income Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Strategic Income Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Colonial Strategic Income Fund, Variable Series was renamed Columbia Strategic Income Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"),

18

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor, Columbia Management Advisors, LLC ("Columbia"), has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Columbia's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest

19

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/amortization on debt securities, pay down reclassifications and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,024,425	$(1,024,423)	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$12,770,446	$—
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

20

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$8,892,874	$—	$1,357,413

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/amortization on debt securities and market discount reclassifications.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$5,930,505
Unrealized depreciation	(4,573,092)
Net unrealized appreciation	$1,357,413

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$3,347,414
2009	11,079,118
2010	11,028,566
2013	159,225
2014	553,959
$26,168,282

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("the Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by

21

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.086% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% annually of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $51,521,217 and $72,844,454, of which $2,987,513 and $3,900,355, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the

22

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC

23

Notes to Financial Statements (continued)

Columbia Strategic Income Fund, Variable Series / December 31, 2006

and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $578 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class B Shareholders of Columbia Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Colonial Strategic Income Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

25

Fund Governance

Columbia Strategic Income Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

26

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

27

Fund Governance (continued)

Columbia Strategic Income Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

28

Board Consideration and Approval of Investment Advisory Agreements

Columbia Strategic Income Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

29

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Strategic Income Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

30

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Strategic Income Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

31

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Strategic Income Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

32

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Strategic Income Fund, Variable Series

other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

33

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Strategic Income Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents

34

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Strategic Income Fund, Variable Series

explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

35

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

36

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia International Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia International Fund, Variable Series / December 31, 2006

Columbia International Fund, Variable Series seeks long-term growth.

Fred Copper, the lead manager, has managed or co-managed the fund since October 2005. Tim Anderson, Jasmine Huang, Paul DiGiacomo and Daisuke Nomoto have co-managed the fund since May 2006.

The powerful forces of robust worldwide economic growth, tame inflation and relatively low global interest rates provided a favorable environment for international stock markets, which performed well in 2006. Most of the markets' gains occurred in the second half of the year when a dramatic decline in oil prices eased concerns about the potential for accelerating inflation. All major developed markets produced double-digit gains, with the exception of Japan, which returned 7.3%. Singapore, the best performing developed market, rose 35% in local terms. Returns across countries were consistently strong, reflecting the favorable monetary and interest-rate environment, controlled inflation, and relatively robust corporate profits.

Stock selection and a weak US dollar benefited the fund

The fund benefited from exposure to China, which is not part of the index. The fund's single biggest stock contributor was PetroChina (1.1% of net assets), one of China's three major energy producers. At a time when the energy sector produced relatively weak returns, PetroChina rose more than 50%. Stock selection in Japan was another source of strength relative to the index, with Toyota Motor (2.2% of net assets) adding significantly to return. Strong demand for residential and commercial property in Sweden led to an absolute return of 111.5% for JM AB (1.0% of net assets), a property management and development company. Salzgitter (1.2% of net assets), a German steel producer that we believed was substantially undervalued by the market, went up almost 50% during the year. Weakness in the U.S. dollar relative to foreign currencies, particularly the euro, helped boost performance.

Sector timing and Canadian exposure detracted from performance

Sector timing hurt performance, particularly the fund's emphasis on energy and relatively light exposure to some of the more defensive areas of the market, such as consumer staples and utilities. Fortunately, good stock selection in these areas helped to mitigate the loss of value from sector allocation. PartyGaming, the U.K.-based online gambling company, was one of the weakest holdings. The stock was hit hard by a new U.S. law that bans U.S. financial institutions from processing cash transactions from Internet gambling companies that are based overseas. Before the ban took effect in September, more than half of PartyGaming's revenues came from the United States. The stock was sold. Stock selection in the Canadian market detracted from results, with pharmaceutical company Biovail (1.0% of net assets) having the biggest negative impact on return. Despite strong current operating performance, Biovail declined because Wellbutrin, its anti-depressant drug and key earnings driver, is facing generic competition.

A healthy global backdrop for stocks

In the short term, we feel that many international stock markets are at all-time highs and may be poised for correction. However, we would view any short-term pullback in the equity markets as an opportunity to add more attractively-priced stocks to the portfolio because we believe that the long-term environment remains attractive for international equities. Global rates of economic growth are higher than global interest rates which means a positive return could potentially be earned from borrowing money and reinvesting it. We expect that the outsourcing of production to low-cost countries around the world has the potential to keep inflation tame, providing central banks with a great deal of flexibility in setting monetary and interest-rate policies.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of December 31, 2006 and are subject to change.

1

Performance Information

Columbia International Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class A (05/02/94)	25.17	13.60	6.01
MSCI EAFE Index	26.34	14.98	7.71

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class A	2.15	2.46

Growth of a $10,000 investment, 01/01/97 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia International Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00 which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,140.29	1,020.42	5.12	4.84	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia International Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—99.6%
Consumer Discretionary—11.5%
Auto Components—2.2%
Continental AG	4,057	$471,646
Denso Corp.	14,600	579,824
Leoni AG	9,188	375,052
		1,426,522
Automobiles—2.9%
Suzuki Motor Corp.	17,400	491,934
Toyota Motor Corp.	22,000	1,443,080
		1,935,014
Distributors—0.1%
Canon Marketing Japan, Inc.	4,100	93,293
Hotels, Restaurants & Leisure—0.5%
Genting Berhad	32,100	299,609
Household Durables—3.0%
JM AB	26,400	638,441
Makita Corp.	10,200	313,426
Matsushita Electric Industrial Co., Ltd.	31,000	623,491
Taylor Woodrow PLC	45,177	376,862
		1,952,220
Leisure Equipment & Products—0.7%
Nikon Corp.	11,000	239,113
Sega Sammy Holdings, Inc.	9,200	248,445
		487,558
Media—1.7%
Modern Times Group AB, Class B (a)	4,050	266,086
Vivendi SA	21,145	823,582
		1,089,668
Specialty Retail—0.4%
HMV Group PLC	101,208	283,686
Consumer Staples—5.1%
Beverages—1.9%
Diageo PLC	17,215	337,864
Fomento Economico Mexicano SAB de CV, ADR	2,418	279,908
Heineken NV	13,513	642,078
		1,259,850
Food & Staples Retailing—1.0%
Kesko Oyj, Class B	4,971	262,528
Massmart Holdings Ltd.	40,295	401,774
		664,302
Food Products—0.9%
China Milk Products Group Ltd. (a)	306,000	276,122
Toyo Suisan Kaisha Ltd.	20,000	320,840
		596,962
Tobacco—1.3%
Imperial Tobacco Group PLC	15,664	617,163
Japan Tobacco, Inc.	48	231,566
		848,729

	Shares	Value
Energy—10.3%
Energy Equipment & Services—1.1%
Subsea 7, Inc. (a)	10,500	$192,856
TGS Nopec Geophysical Co. ASA (a)	24,000	495,020
		687,876
Oil, Gas & Consumable Fuels—9.2%
BP PLC	88,327	986,824
EnCana Corp.	9,200	423,335
ENI SpA	23,083	776,631
PetroChina Co., Ltd., Class H	488,000	687,455
Petroleo Brasileiro SA, ADR	2,376	244,704
Royal Dutch Shell PLC, Class A	6,379	224,354
Royal Dutch Shell PLC, Class B	23,487	829,010
Statoil ASA	18,500	487,732
Total SA	14,017	1,010,756
Yanzhou Coal Mining Co., Ltd., Class H	470,000	380,257
		6,051,058
Financials—30.7%
Capital Markets—3.4%
Credit Suisse Group, Registered Shares	9,838	686,403
Daiwa Securities Group, Inc.	33,000	367,269
Deutsche Bank AG, Registered Shares	6,348	848,561
UBS AG, Registered Shares	5,123	310,172
		2,212,405
Commercial Banks—19.8%
Australia & New Zealand Banking Group Ltd.	16,770	372,030
Banco Bilbao Vizcaya Argentaria SA	47,420	1,137,880
Banco Santander Central Hispano SA	68,756	1,279,195
Bank of Ireland	24,305	559,906
Barclays PLC	81,086	1,154,593
BNP Paribas	9,119	990,512
Bumiputra-Commerce Holdings Berhad	119,600	262,285
Depfa Bank PLC	26,913	482,721
HBOS PLC	46,498	1,028,663
HSBC Holdings PLC	49,729	906,202
Industrial Bank of Korea	18,800	345,977
Mega Financial Holding Co., Ltd.	391,000	286,799
Mitsubishi UFJ Financial Group, Inc.	31	385,722
Mizuho Financial Group, Inc.	35	250,350
Societe Generale	5,455	922,948
Sumitomo Mitsui Financial Group, Inc.	53	540,694
Sumitomo Trust & Banking Co., Ltd.	25,000	260,699
Swedbank AB, Class A	11,800	427,170

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2006

	Shares	Value
United Overseas Bank Ltd.	68,000	$857,817
Westpac Banking Corp.	28,441	542,289
		12,994,452
Consumer Finance—0.8%
ORIX Corp.	1,910	554,230
Diversified Financial Services—2.3%
Fortis	15,061	640,779
ING Groep NV	20,176	894,132
		1,534,911
Insurance—3.4%
Aviva PLC	33,722	541,411
Baloise Holding AG, Registered Shares	5,499	548,353
Milano Assicurazioni SpA	49,415	401,848
Sampo Oyj, Class A	27,502	733,626
		2,225,238
Real Estate Management & Development—1.0%
Sun Hung Kai Properties Ltd.	19,000	217,498
Swire Pacific Ltd., Class A	40,500	435,401
		652,899
Health Care—8.9%
Pharmaceuticals—8.9%
AstraZeneca PLC	18,996	1,018,932
Biovail Corp.	31,799	672,867
Eisai Co., Ltd.	8,500	467,429
GlaxoSmithKline PLC	20,986	553,127
Hisamitsu Pharmaceutical Co., Inc.	14,800	469,178
Novartis AG, Registered Shares	22,698	1,304,387
Novo-Nordisk A/S, Class B	2,500	208,137
Ono Pharmaceutical Co., Ltd.	4,500	237,244
Roche Holding AG, Genusschein Shares	1,458	260,867
Takeda Pharmaceutical Co., Ltd.	9,600	659,649
		5,851,817
Industrials—12.5%
Aerospace & Defense—1.8%
European Aeronautic Defence & Space Co. NV	5,495	189,134
MTU Aero Engines Holding AG	10,238	477,821
Rolls-Royce Group PLC (a)	60,543	530,516
		1,197,471
Airlines—0.6%
British Airways PLC (a)	39,515	408,115
Building Products—2.3%
Assa Abloy AB, Class B	24,400	529,357
Geberit AG, Registered Shares	447	688,713
KCC Corp.	859	266,955
		1,485,025

	Shares	Value
Electrical Equipment—1.9%
Mitsubishi Electric Corp.	54,000	$493,498
Schneider Electric SA	6,597	729,656
		1,223,154
Machinery—4.5%
Georg Fischer AG, Registered Shares (a)	793	512,482
Heidelberger Druckmaschinen AG	12,880	609,983
Komatsu Ltd.	18,900	380,712
SKF AB, Class B	28,000	514,518
Sulzer AG, Registered Shares	328	372,574
Volvo AB, Class B	8,200	564,317
		2,954,586
Road & Rail—0.9%
Central Japan Railway Co.	51	526,801
ComfortDelGro Corp., Ltd.	98,000	102,853
		629,654
Trading Companies & Distributors—0.5%
Hitachi High-Technologies Corp.	11,800	348,980
Information Technology—6.4%
Communications Equipment—1.2%
Nokia Oyj	40,862	831,040
Computers & Peripherals—1.3%
Lite-On Technology Corp.	258,302	350,178
Wincor Nixdorf AG	3,250	505,553
		855,731
Electronic Equipment & Instruments—0.7%
Kyocera Corp.	4,800	453,342
Internet Software & Services—0.3%
NetEase.com, Inc., ADR (a)	9,769	182,583
IT Services—1.0%
CGI Group, Inc., Class A (a)	69,200	482,439
Nomura Research Institute Ltd.	1,100	159,735
		642,174
Office Electronics—1.9%
Brother Industries Ltd.	32,000	433,666
Canon, Inc.	14,200	804,255
		1,237,921
Materials—6.3%
Chemicals—3.0%
BASF AG	9,379	912,841
Linde AG	4,563	470,352
Shin-Etsu Chemical Co., Ltd.	8,200	545,913
		1,929,106
Metals & Mining—3.3%
Kobe Steel Ltd.	134,000	460,109
Rio Tinto PLC	8,488	450,968

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2006

	Shares	Value
Salzgitter AG	5,970	$780,349
ThyssenKrupp AG	10,309	485,411
		2,176,837
Telecommunication Services—4.1%
Diversified Telecommunication Services—2.8%
Belgacom SA	14,857	652,985
Chunghwa Telecom Co. Ltd., ADR	21,455	423,307
Nippon Telegraph & Telephone Corp.	78	385,463
Telefonica O2 Czech Republic AS	17,500	403,001
		1,864,756
Wireless Telecommunication Services—1.3%
China Mobile Ltd.	28,500	246,886
Philippine Long Distance Telephone Co., ADR	4,819	246,396
Taiwan Mobile Co., Ltd	321,000	333,059
		826,341
Utilities—3.8%
Electric Utilities—2.7%
E.ON AG	6,438	873,462
Endesa SA	20,149	936,138
		1,809,600
Gas Utilities—1.1%
Tokyo Gas Co., Ltd.	134,000	712,876
		2,522,476
Total Common Stocks (cost of $49,223,539)		65,471,591
	Par
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 4.760%, collateralized by U.S. Treasury Bond Maturing 02/15/25, market value of $641,250 (repurchase proceeds $623,330)	$623,000	623,000
Total Short-Term Obligation (cost of $623,000)		623,000
Total Investments—100.5% (cost of $49,846,539) (b)		66,094,591
Other Assets & Liabilities, Net—(0.5)%		(326,980)
Net Assets—100.0%		$65,767,611

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $50,340,472.

At December 31, 2006, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$2,623,800	$2,610,622	03/28/07	$13,178
DKK	325,486	326,188	03/28/07	(702)
EUR	716,931	714,926	03/28/07	2,005
GBP	5,196,105	5,215,321	03/28/07	(19,216)
THB	223,152	219,618	03/28/07	3,534
				$(1,201)
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$905,288	$911,925	03/28/07	$6,637
CAD	579,453	584,922	03/28/07	5,469
CNY	1,642,282	1,643,516	03/28/07	1,234
CZK	263,923	260,587	03/28/07	(3,336)
KRW	549,504	555,135	03/28/07	5,631
MYR	523,759	521,099	03/28/07	(2,660)
MXN	262,149	261,786	03/28/07	(363)
NOK	516,395	520,815	03/28/07	4,420
PHP	196,606	195,828	03/28/07	(778)
SGD	327,450	326,158	03/28/07	(1,292)
SEK	1,138,696	1,131,225	03/28/07	(7,471)
THB	223,152	228,093	03/28/07	4,941
TWD	1,299,672	1,294,148	03/28/07	(5,524)
ZAR	291,566	291,073	03/28/07	(493)
				$6,415

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2006

The Fund is invested in the following countries at December 31, 2006:

Country (Unaudited)	Value	% of Total Investments
Japan	$14,482,826	21.9%
United Kingdom	10,251,646	15.5
Germany	7,293,753	11.0
Switzerland	4,683,951	7.1
France	4,666,587	7.0
Spain	3,353,212	5.1
Sweden	2,939,889	4.5
United States	2,633,733	4.0
Hong Kong	1,967,498	3.0
Finland	1,827,194	2.8
Netherlands	1,536,210	2.3
Belgium	1,293,764	2.0
Singapore	1,236,791	1.9
Italy	1,178,479	1.8
Norway	1,175,608	1.8
Taiwan	970,243	1.5
Australia	914,318	1.4
Canada	906,550	1.4
Korea	612,932	0.9
Malaysia	561,894	0.8
Ireland	559,907	0.8
South Africa	436,467	0.6
Czech Republc	403,001	0.6
Denmark	208,138	0.3
	$66,094,591	100.0%

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CNY	Chinese Yuan Renminbi

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

KRW	South-Korean Won

MYR	Malaysian Ringgit

MXN	Mexican Peso

NOK	Norwegian Krone

PHP	Philippine Peso

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	Taiwan Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.
7

Statement of Assets and Liabilities

Columbia International Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$49,846,539
Investments, at value	$66,094,591
Cash	536
Foreign currency (cost of $38,863)	39,032
Unrealized appreciation on foreign forward currency contracts	47,049
Receivable for:
Investments sold	575,715
Interest	247
Dividends	29,113
Foreign tax reclaims	42,174
Expense reimbursement due from Investment Advisor	45,319
Deferred Trustees' compensation plan	10,556
Total Assets	66,884,332
Liabilities
Unrealized depreciation on foreign forward currency contracts	41,835
Payable for:
Investments purchased	970,200
Investment advisory fee	48,133
Transfer agent fee	16
Pricing and bookkeeping fees	5,488
Trustees' fees	1
Audit fee	29,950
Custody fee	3,251
Distribution fee—Class B	1,794
Chief compliance officer expenses	1,420
Deferred Trustees' fees	10,556
Other liabilities	4,077
Total Liabilities	1,116,721
Net Assets	$65,767,611
Net Assets Consist of
Paid-in capital	$44,426,386
Undistributed net investment income	1,241,495
Accumulated net realized gain	3,844,828
Net unrealized appreciation on:
Investments	16,248,052
Foreign currency translations	6,850
Net Assets	$65,767,611
Class A:
Net assets	$59,317,169
Shares outstanding	24,073,402
Net asset value per share	$2.46
Class B:
Net assets	$6,450,442
Shares outstanding	2,635,620
Net asset value per share	$2.45

See Accompanying Notes to Financial Statements.
8

Statement of Operations

Columbia International Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$1,696,798
Interest	20,324
Total Investment Income (net of foreign taxes withheld of $174,646)	1,717,122
Expenses
Investment advisory fee	576,964
Distribution fee—Class B	15,956
Transfer agent fee	157
Pricing and bookkeeping fees	73,785
Trustees' fees	13,705
Custody fee	68,112
Audit fee	42,934
Chief compliance officer expenses	4,287
Non-recurring costs (See Note 7)	296
Other expenses	33,688
Total Expenses	829,884
Fees and expenses waived or reimbursed by Investment Advisor	(183,551)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(296)
Custody earnings credit	(62)
Net Expenses	645,975
Net Investment Income	1,071,147
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	11,843,644
Foreign currency transactions	184,112
Foreign capital gains tax	(601)
Net realized gain	12,027,155
Net change in unrealized appreciation on:
Investments	1,831,054
Foreign currency translations	11,338
Net change in unrealized appreciation	1,842,392
Net Gain	13,869,547
Net Increase Resulting from Operations	$14,940,694

See Accompanying Notes to Financial Statements.
9

Statement of Changes in Net Assets

Columbia International Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$1,071,147	$1,030,248
Net realized gain on investments and foreign currency transactions, net of foreign capital gains tax	12,027,155	8,617,377
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,842,392	(1,296,659)
Net Increase Resulting from Operations	14,940,694	8,350,966
Distributions Declared to Shareholders
From net investment income:
Class A	(822,401)	—
Class B	(78,900)	—
From net realized gains:
Class A	(4,010,967)	—
Class B	(445,969)	—
Total Distributions Declared to Shareholders	(5,358,237)	—
Share Transactions
Class A:
Subscriptions	2,064,067	2,070,410
Distributions reinvested	4,833,368	—
Redemptions	(17,795,500)	(18,556,564)
Net Decrease	(10,898,065)	(16,486,154)
Class B:
Subscriptions	199,310	402,432
Distributions reinvested	524,869	—
Redemptions	(1,415,539)	(1,676,477)
Net Increase (Decrease)	(691,360)	(1,274,045)
Net Decrease from Share Transactions	(11,589,425)	(17,760,199)
Total Decrease in Net Assets	(2,006,968)	(9,409,233)
Net Assets
Beginning of period	67,774,579	77,183,812
End of period	$65,767,611	$67,774,579
Undistributed net investment income at end of period	$1,241,495	$869,244
Changes in Shares
Class A:
Subscriptions	889,868	1,090,195
Issued for distributions reinvested	2,207,018	—
Redemptions	(7,608,021)	(9,507,657)
Net Decrease	(4,511,135)	(8,417,462)
Class B:
Subscriptions	84,355	208,470
Issued for distributions reinvested	240,766	—
Redemptions	(609,784)	(870,287)
Net Decrease	(284,663)	(661,817)

See Accompanying Notes to Financial Statements.
10

Financial Highlights

Columbia International Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$2.15		$1.90		$1.69		$1.26		$1.46
Income from Investment Operations:
Net investment income (a)	0.04		0.03		0.02		0.03		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	0.48		0.22		0.21		0.42		(0.20)
Total from Investment Operations	0.52		0.25		0.23		0.45		(0.19)
Less Distributions Declared to Shareholders:
From net investment income	(0.04)		—		(0.02)		(0.02)		(0.01)
From net realized gains	(0.17)		—		—		—		—
Total Distributions Declared to Shareholders	(0.21)		—		(0.02)		(0.02)		(0.01)
Net Asset Value, End of Period	$2.46		$2.15		$1.90		$1.69		$1.26
Total return (b)(c)	25.17	%(d)	13.16	%(d)	13.73	%(d)(e)	35.54	%(d)	(13.35)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (f)	0.95%		0.95%		0.95%		0.97%		1.13%
Waiver/reimbursement	0.28%		0.20%		0.21%		0.18%		—
Net investment income (f)	1.64%		1.49%		0.98%		1.84%		0.62%
Portfolio turnover rate	90%		67%		101%		104%		39%
Net assets, end of period (000's)	$59,317		$61,525		$70,391		$75,184		$28,883

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
11

Notes to Financial Statements

Columbia International Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia International Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is operating as a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these

12

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor, Columbia Management Advisors, LLC ("Columbia"), has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Passive Foreign Investment Company

13

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$202,405	$(202,406)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary income*	$1,136,289	$—
Long-term capital gains	4,221,948	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$3,761,429	$8,192,344	$15,754,119

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, the realization for tax-purposes of unrealized gains on certain forward foreign currency contracts and capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$16,118,458
Unrealized depreciation	(364,339)
Net unrealized appreciation	$15,754,119

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2007	$74,666
2008	429,538
2009	2,483,178
2010	3,027,462
2011	339,845
$6,354,689

Capital loss carryforwards of $1,503,711 were utilized during the year ended December 31, 2006.

Of the capital loss carryforwards attributable to the Fund, $692,024 ($346,012 expiring 12/31/08, $173,006 expiring 12/31/09 and $173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $316,384 ($74,666 expiring 12/31/07, $83,526 expiring 12/31/08, $79,096 expiring 12/31/09 and $79,096 expiring 12/31/10) remain from the Fund's merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses, as well as the remaining capital loss carryforwards of the Fund, could be subject to limitations imposed by the Internal Revenue Code.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund.

14

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.111% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time.

15

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $59,587,967 and $75,898,851, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

16

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $296 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

18

Unaudited Information

Columbia International Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $8,245,549.

Foreign taxes paid during the fiscal year ended December 31, 2006, amounting to $174,646 ($0.01 per share) are expected to be passed through to shareholders.

Gross income derived from sources within foreign countries amounted to $1,743,735 ($0.07 per share) for the fiscal year ended December 31, 2006.

19

Fund Governance

Columbia International Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

20

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1    In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

21

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

22

Board Consideration and Approval of Investment Advisory Agreements

Columbia International Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to

23

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia International Fund, Variable Series

performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate

24

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia International Fund, Variable Series

agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

25

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia International Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia International Fund, Variable Series

aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia International Fund, Variable Series

60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for

28

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia International Fund, Variable Series

formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

29

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

30

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia International Fund,
Variable Series

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia International Fund, Variable Series / December 31, 2006

Columbia International Fund, Variable Series seeks long-term growth.

Fred Copper, the lead manager, has managed or co-managed the fund since October 2005. Tim Anderson, Jasmine Huang, Paul DiGiacomo and Daisuke Nomoto have co-managed the fund since May 2006.

The powerful forces of robust worldwide economic growth, tame inflation and relatively low global interest rates provided a favorable environment for international stock markets, which performed well in 2006. Most of the markets' gains occurred in the second half of the year when a dramatic decline in oil prices eased concerns about the potential for accelerating inflation. All major developed markets produced double-digit gains, with the exception of Japan, which returned 7.3%. Singapore, the best performing developed market, rose 35% in local terms. Returns across countries were consistently strong, reflecting the favorable monetary and interest-rate environment, controlled inflation, and relatively robust corporate profits.

Stock selection and a weak US dollar benefited the fund

The fund benefited from exposure to China, which is not part of the index. The fund's single biggest stock contributor was PetroChina (1.1% of net assets), one of China's three major energy producers. At a time when the energy sector produced relatively weak returns, PetroChina rose more than 50%. Stock selection in Japan was another source of strength relative to the index, with Toyota Motor (2.2% of net assets) adding significantly to return. Strong demand for residential and commercial property in Sweden led to an absolute return of 111.5% for JM AB (1.0% of net assets), a property management and development company. Salzgitter (1.2% of net assets), a German steel producer that we believed was substantially undervalued by the market, went up almost 50% during the year. Weakness in the U.S. dollar relative to foreign currencies, particularly the euro, helped boost performance.

Sector timing and Canadian exposure detracted from performance

Sector timing hurt performance, particularly the fund's emphasis on energy and relatively light exposure to some of the more defensive areas of the market, such as consumer staples and utilities. Fortunately, good stock selection in these areas helped to mitigate the loss of value from sector allocation. PartyGaming, the U.K.-based online gambling company, was one of the weakest holdings. The stock was hit hard by a new U.S. law that bans U.S. financial institutions from processing cash transactions from Internet gambling companies that are based overseas. Before the ban took effect in September, more than half of PartyGaming's revenues came from the United States. The stock was sold. Stock selection in the Canadian market detracted from results, with pharmaceutical company Biovail (1.0% of net assets) having the biggest negative impact on return. Despite strong current operating performance, Biovail declined because Wellbutrin, its anti-depressant drug and key earnings driver, is facing generic competition.

A healthy global backdrop for stocks

In the short term, we feel that many international stock markets are at all-time highs and may be poised for correction. However, we would view any short-term pullback in the equity markets as an opportunity to add more attractively-priced stocks to the portfolio because we believe that the long-term environment remains attractive for international equities. Global rates of economic growth are higher than global interest rates which means a positive return could potentially be earned from borrowing money and reinvesting it. We expect that the outsourcing of production to low-cost countries around the world has the potential to keep inflation tame, providing central banks with a great deal of flexibility in setting monetary and interest-rate policies.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of December 31, 2006 and are subject to change.

1

Performance Information

Columbia International Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class B (06/01/00)	25.04	13.31	5.87
MSCI EAFE Index	26.34	14.98	7.71

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class B	2.14	2.45

Growth of a $10,000 investment, 01/01/971 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class of shares would be lower.

1  Inception date of class A shares (oldest existing share class) is May 2, 1994.

2

Understanding Your Expenses

Columbia International Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,143.52	1,019.16	6.48	6.11	1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia International Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—99.6%
Consumer Discretionary—11.5%
Auto Components—2.2%
Continental AG	4,057	$471,646
Denso Corp.	14,600	579,824
Leoni AG	9,188	375,052
		1,426,522
Automobiles—2.9%
Suzuki Motor Corp.	17,400	491,934
Toyota Motor Corp.	22,000	1,443,080
		1,935,014
Distributors—0.1%
Canon Marketing Japan, Inc.	4,100	93,293
Hotels, Restaurants & Leisure—0.5%
Genting Berhad	32,100	299,609
Household Durables—3.0%
JM AB	26,400	638,441
Makita Corp.	10,200	313,426
Matsushita Electric Industrial Co., Ltd.	31,000	623,491
Taylor Woodrow PLC	45,177	376,862
		1,952,220
Leisure Equipment & Products—0.7%
Nikon Corp.	11,000	239,113
Sega Sammy Holdings, Inc.	9,200	248,445
		487,558
Media—1.7%
Modern Times Group AB, Class B (a)	4,050	266,086
Vivendi SA	21,145	823,582
		1,089,668
Specialty Retail—0.4%
HMV Group PLC	101,208	283,686
Consumer Staples—5.1%
Beverages—1.9%
Diageo PLC	17,215	337,864
Fomento Economico Mexicano SAB de CV, ADR	2,418	279,908
Heineken NV	13,513	642,078
		1,259,850
Food & Staples Retailing—1.0%
Kesko Oyj, Class B	4,971	262,528
Massmart Holdings Ltd.	40,295	401,774
		664,302
Food Products—0.9%
China Milk Products Group Ltd. (a)	306,000	276,122
Toyo Suisan Kaisha Ltd.	20,000	320,840
		596,962
Tobacco—1.3%
Imperial Tobacco Group PLC	15,664	617,163
Japan Tobacco, Inc.	48	231,566
		848,729

	Shares	Value
Energy—10.3%
Energy Equipment & Services—1.1%
Subsea 7, Inc. (a)	10,500	$192,856
TGS Nopec Geophysical Co. ASA (a)	24,000	495,020
		687,876
Oil, Gas & Consumable Fuels—9.2%
BP PLC	88,327	986,824
EnCana Corp.	9,200	423,335
ENI SpA	23,083	776,631
PetroChina Co., Ltd., Class H	488,000	687,455
Petroleo Brasileiro SA, ADR	2,376	244,704
Royal Dutch Shell PLC, Class A	6,379	224,354
Royal Dutch Shell PLC, Class B	23,487	829,010
Statoil ASA	18,500	487,732
Total SA	14,017	1,010,756
Yanzhou Coal Mining Co., Ltd., Class H	470,000	380,257
		6,051,058
Financials—30.7%
Capital Markets—3.4%
Credit Suisse Group, Registered Shares	9,838	686,403
Daiwa Securities Group, Inc.	33,000	367,269
Deutsche Bank AG, Registered Shares	6,348	848,561
UBS AG, Registered Shares	5,123	310,172
		2,212,405
Commercial Banks—19.8%
Australia & New Zealand Banking Group Ltd.	16,770	372,030
Banco Bilbao Vizcaya Argentaria SA	47,420	1,137,880
Banco Santander Central Hispano SA	68,756	1,279,195
Bank of Ireland	24,305	559,906
Barclays PLC	81,086	1,154,593
BNP Paribas	9,119	990,512
Bumiputra-Commerce Holdings Berhad	119,600	262,285
Depfa Bank PLC	26,913	482,721
HBOS PLC	46,498	1,028,663
HSBC Holdings PLC	49,729	906,202
Industrial Bank of Korea	18,800	345,977
Mega Financial Holding Co., Ltd.	391,000	286,799
Mitsubishi UFJ Financial Group, Inc.	31	385,722
Mizuho Financial Group, Inc.	35	250,350
Societe Generale	5,455	922,948
Sumitomo Mitsui Financial Group, Inc.	53	540,694
Sumitomo Trust & Banking Co., Ltd.	25,000	260,699
Swedbank AB, Class A	11,800	427,170

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2006

	Shares	Value
United Overseas Bank Ltd.	68,000	$857,817
Westpac Banking Corp.	28,441	542,289
		12,994,452
Consumer Finance—0.8%
ORIX Corp.	1,910	554,230
Diversified Financial Services—2.3%
Fortis	15,061	640,779
ING Groep NV	20,176	894,132
		1,534,911
Insurance—3.4%
Aviva PLC	33,722	541,411
Baloise Holding AG, Registered Shares	5,499	548,353
Milano Assicurazioni SpA	49,415	401,848
Sampo Oyj, Class A	27,502	733,626
		2,225,238
Real Estate Management & Development—1.0%
Sun Hung Kai Properties Ltd.	19,000	217,498
Swire Pacific Ltd., Class A	40,500	435,401
		652,899
Health Care—8.9%
Pharmaceuticals—8.9%
AstraZeneca PLC	18,996	1,018,932
Biovail Corp.	31,799	672,867
Eisai Co., Ltd.	8,500	467,429
GlaxoSmithKline PLC	20,986	553,127
Hisamitsu Pharmaceutical Co., Inc.	14,800	469,178
Novartis AG, Registered Shares	22,698	1,304,387
Novo-Nordisk A/S, Class B	2,500	208,137
Ono Pharmaceutical Co., Ltd.	4,500	237,244
Roche Holding AG, Genusschein Shares	1,458	260,867
Takeda Pharmaceutical Co., Ltd.	9,600	659,649
		5,851,817
Industrials—12.5%
Aerospace & Defense—1.8%
European Aeronautic Defence & Space Co. NV	5,495	189,134
MTU Aero Engines Holding AG	10,238	477,821
Rolls-Royce Group PLC (a)	60,543	530,516
		1,197,471
Airlines—0.6%
British Airways PLC (a)	39,515	408,115
Building Products—2.3%
Assa Abloy AB, Class B	24,400	529,357
Geberit AG, Registered Shares	447	688,713
KCC Corp.	859	266,955
		1,485,025

	Shares	Value
Electrical Equipment—1.9%
Mitsubishi Electric Corp.	54,000	$493,498
Schneider Electric SA	6,597	729,656
		1,223,154
Machinery—4.5%
Georg Fischer AG, Registered Shares (a)	793	512,482
Heidelberger Druckmaschinen AG	12,880	609,983
Komatsu Ltd.	18,900	380,712
SKF AB, Class B	28,000	514,518
Sulzer AG, Registered Shares	328	372,574
Volvo AB, Class B	8,200	564,317
		2,954,586
Road & Rail—0.9%
Central Japan Railway Co.	51	526,801
ComfortDelGro Corp., Ltd.	98,000	102,853
		629,654
Trading Companies & Distributors—0.5%
Hitachi High-Technologies Corp.	11,800	348,980
Information Technology—6.4%
Communications Equipment—1.2%
Nokia Oyj	40,862	831,040
Computers & Peripherals—1.3%
Lite-On Technology Corp.	258,302	350,178
Wincor Nixdorf AG	3,250	505,553
		855,731
Electronic Equipment & Instruments—0.7%
Kyocera Corp.	4,800	453,342
Internet Software & Services—0.3%
NetEase.com, Inc., ADR (a)	9,769	182,583
IT Services—1.0%
CGI Group, Inc., Class A (a)	69,200	482,439
Nomura Research Institute Ltd.	1,100	159,735
		642,174
Office Electronics—1.9%
Brother Industries Ltd.	32,000	433,666
Canon, Inc.	14,200	804,255
		1,237,921
Materials—6.3%
Chemicals—3.0%
BASF AG	9,379	912,841
Linde AG	4,563	470,352
Shin-Etsu Chemical Co., Ltd.	8,200	545,913
		1,929,106
Metals & Mining—3.3%
Kobe Steel Ltd.	134,000	460,109
Rio Tinto PLC	8,488	450,968

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2006

	Shares	Value
Salzgitter AG	5,970	$780,349
ThyssenKrupp AG	10,309	485,411
		2,176,837
Telecommunication Services—4.1%
Diversified Telecommunication Services—2.8%
Belgacom SA	14,857	652,985
Chunghwa Telecom Co. Ltd., ADR	21,455	423,307
Nippon Telegraph & Telephone Corp.	78	385,463
Telefonica O2 Czech Republic AS	17,500	403,001
		1,864,756
Wireless Telecommunication Services—1.3%
China Mobile Ltd.	28,500	246,886
Philippine Long Distance Telephone Co., ADR	4,819	246,396
Taiwan Mobile Co., Ltd	321,000	333,059
		826,341
Utilities—3.8%
Electric Utilities—2.7%
E.ON AG	6,438	873,462
Endesa SA	20,149	936,138
		1,809,600
Gas Utilities—1.1%
Tokyo Gas Co., Ltd.	134,000	712,876
		2,522,476
Total Common Stocks (cost of $49,223,539)		65,471,591
	Par
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 4.760%, collateralized by U.S. Treasury Bond Maturing 02/15/25, market value of $641,250 (repurchase proceeds $623,330)	$623,000	623,000
Total Short-Term Obligation (cost of $623,000)		623,000
Total Investments—100.5% (cost of $49,846,539) (b)		66,094,591
Other Assets & Liabilities, Net—(0.5)%		(326,980)
Net Assets—100.0%		$65,767,611

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $50,340,472.

At December 31, 2006, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$2,623,800	$2,610,622	03/28/07	$13,178
DKK	325,486	326,188	03/28/07	(702)
EUR	716,931	714,926	03/28/07	2,005
GBP	5,196,105	5,215,321	03/28/07	(19,216)
THB	223,152	219,618	03/28/07	3,534
				$(1,201)
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$905,288	$911,925	03/28/07	$6,637
CAD	579,453	584,922	03/28/07	5,469
CNY	1,642,282	1,643,516	03/28/07	1,234
CZK	263,923	260,587	03/28/07	(3,336)
KRW	549,504	555,135	03/28/07	5,631
MYR	523,759	521,099	03/28/07	(2,660)
MXN	262,149	261,786	03/28/07	(363)
NOK	516,395	520,815	03/28/07	4,420
PHP	196,606	195,828	03/28/07	(778)
SGD	327,450	326,158	03/28/07	(1,292)
SEK	1,138,696	1,131,225	03/28/07	(7,471)
THB	223,152	228,093	03/28/07	4,941
TWD	1,299,672	1,294,148	03/28/07	(5,524)
ZAR	291,566	291,073	03/28/07	(493)
				$6,415

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia International Fund, Variable Series / December 31, 2006

The Fund is invested in the following countries at December 31, 2006:

Country (Unaudited)	Value	% of Total Investments
Japan	$14,482,826	21.9%
United Kingdom	10,251,646	15.5
Germany	7,293,753	11.0
Switzerland	4,683,951	7.1
France	4,666,587	7.0
Spain	3,353,212	5.1
Sweden	2,939,889	4.5
United States	2,633,733	4.0
Hong Kong	1,967,498	3.0
Finland	1,827,194	2.8
Netherlands	1,536,210	2.3
Belgium	1,293,764	2.0
Singapore	1,236,791	1.9
Italy	1,178,479	1.8
Norway	1,175,608	1.8
Taiwan	970,243	1.5
Australia	914,318	1.4
Canada	906,550	1.4
Korea	612,932	0.9
Malaysia	561,894	0.8
Ireland	559,907	0.8
South Africa	436,467	0.6
Czech Republc	403,001	0.6
Denmark	208,138	0.3
	$66,094,591	100.0%

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CNY	Chinese Yuan Renminbi

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

KRW	South-Korean Won

MYR	Malaysian Ringgit

MXN	Mexican Peso

NOK	Norwegian Krone

PHP	Philippine Peso

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	Taiwan Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.
7

Statement of Assets and Liabilities

Columbia International Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$49,846,539
Investments, at value	$66,094,591
Cash	536
Foreign currency (cost of $38,863)	39,032
Unrealized appreciation on foreign forward currency contracts	47,049
Receivable for:
Investments sold	575,715
Interest	247
Dividends	29,113
Foreign tax reclaims	42,174
Expense reimbursement due from Investment Advisor	45,319
Deferred Trustees' compensation plan	10,556
Total Assets	66,884,332
Liabilities
Unrealized depreciation on foreign forward currency contracts	41,835
Payable for:
Investments purchased	970,200
Investment advisory fee	48,133
Transfer agent fee	16
Pricing and bookkeeping fees	5,488
Trustees' fees	1
Audit fee	29,950
Custody fee	3,251
Distribution fee—Class B	1,794
Chief compliance officer expenses	1,420
Deferred Trustees' fees	10,556
Other liabilities	4,077
Total Liabilities	1,116,721
Net Assets	$65,767,611
Net Assets Consist of
Paid-in capital	$44,426,386
Undistributed net investment income	1,241,495
Accumulated net realized gain	3,844,828
Net unrealized appreciation on:
Investments	16,248,052
Foreign currency translations	6,850
Net Assets	$65,767,611
Class A:
Net assets	$59,317,169
Shares outstanding	24,073,402
Net asset value per share	$2.46
Class B:
Net assets	$6,450,442
Shares outstanding	2,635,620
Net asset value per share	$2.45

See Accompanying Notes to Financial Statements.
8

Statement of Operations

Columbia International Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$1,696,798
Interest	20,324
Total Investment Income (net of foreign taxes withheld of $174,646)	1,717,122
Expenses
Investment advisory fee	576,964
Distribution fee—Class B	15,956
Transfer agent fee	157
Pricing and bookkeeping fees	73,785
Trustees' fees	13,705
Custody fee	68,112
Audit fee	42,934
Chief compliance officer expenses	4,287
Non-recurring costs (See Note 7)	296
Other expenses	33,688
Total Expenses	829,884
Fees and expenses waived or reimbursed by Investment Advisor	(183,551)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(296)
Custody earnings credit	(62)
Net Expenses	645,975
Net Investment Income	1,071,147
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	11,843,644
Foreign currency transactions	184,112
Foreign capital gains tax	(601)
Net realized gain	12,027,155
Net change in unrealized appreciation on:
Investments	1,831,054
Foreign currency translations	11,338
Net change in unrealized appreciation	1,842,392
Net Gain	13,869,547
Net Increase Resulting from Operations	$14,940,694

See Accompanying Notes to Financial Statements.
9

Statement of Changes in Net Assets

Columbia International Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$1,071,147	$1,030,248
Net realized gain on investments and foreign currency transactions, net of foreign capital gains tax	12,027,155	8,617,377
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,842,392	(1,296,659)
Net Increase Resulting from Operations	14,940,694	8,350,966
Distributions Declared to Shareholders
From net investment income:
Class A	(822,401)	—
Class B	(78,900)	—
From net realized gains:
Class A	(4,010,967)	—
Class B	(445,969)	—
Total Distributions Declared to Shareholders	(5,358,237)	—
Share Transactions
Class A:
Subscriptions	2,064,067	2,070,410
Distributions reinvested	4,833,368	—
Redemptions	(17,795,500)	(18,556,564)
Net Decrease	(10,898,065)	(16,486,154)
Class B:
Subscriptions	199,310	402,432
Distributions reinvested	524,869	—
Redemptions	(1,415,539)	(1,676,477)
Net Increase (Decrease)	(691,360)	(1,274,045)
Net Decrease from Share Transactions	(11,589,425)	(17,760,199)
Total Decrease in Net Assets	(2,006,968)	(9,409,233)
Net Assets
Beginning of period	67,774,579	77,183,812
End of period	$65,767,611	$67,774,579
Undistributed net investment income at end of period	$1,241,495	$869,244
Changes in Shares
Class A:
Subscriptions	889,868	1,090,195
Issued for distributions reinvested	2,207,018	—
Redemptions	(7,608,021)	(9,507,657)
Net Decrease	(4,511,135)	(8,417,462)
Class B:
Subscriptions	84,355	208,470
Issued for distributions reinvested	240,766	—
Redemptions	(609,784)	(870,287)
Net Decrease	(284,663)	(661,817)

See Accompanying Notes to Financial Statements.
10

Financial Highlights

Columbia International Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:
	Year Ended December 31,
	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$2.14		$1.90		$1.69		$1.26		$1.46
Income from Investment Operations:
Net investment income (a)	0.03		0.02		0.01		0.03		0.01
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	0.48		0.22		0.22		0.41		(0.21)
Total from Investment Operations	0.51		0.24		0.23		0.44		(0.20)
Less Distributions Declared to Shareholders:
From net investment income	(0.03)		—		(0.02)		(0.01)		— (b)
From net realized gains	(0.17)		—		—		—		—
Total Distributions Declared to Shareholders	(0.20)		—		(0.02)		(0.01)		—
Net Asset Value, End of Period	$2.45		$2.14		$1.90		$1.69		$1.26
Total return (c)(d)	25.04	%(e)	12.63	%(e)	13.48	%(e)(f)	35.2	%(e)	(13.56)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	1.20%		1.20%		1.20%		1.22%		1.38%
Waiver/reimbursement	0.28%		0.20%		0.21%		0.18%		—
Net investment income (g)	1.37%		1.20%		0.72%		1.71%		0.37%
Portfolio turnover rate	90%		67%		101%		104%		39%
Net assets, end of period (000's)	$6,450		$6,249		$6,792		$6,817		$1

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
11

Notes to Financial Statements

Columbia International Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia International Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is operating as a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these

12

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor, Columbia Management Advisors, LLC ("Columbia"), has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Passive Foreign Investment Company

13

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$202,405	$(202,406)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary income*	$1,136,289	$—
Long-term capital gains	4,221,948	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$3,761,429	$8,192,344	$15,754,119

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, the realization for tax-purposes of unrealized gains on certain forward foreign currency contracts and capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$16,118,458
Unrealized depreciation	(364,339)
Net unrealized appreciation	$15,754,119

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2007	$74,666
2008	429,538
2009	2,483,178
2010	3,027,462
2011	339,845
$6,354,689

Capital loss carryforwards of $1,503,711 were utilized during the year ended December 31, 2006.

Of the capital loss carryforwards attributable to the Fund, $692,024 ($346,012 expiring 12/31/08, $173,006 expiring 12/31/09 and $173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $316,384 ($74,666 expiring 12/31/07, $83,526 expiring 12/31/08, $79,096 expiring 12/31/09 and $79,096 expiring 12/31/10) remain from the Fund's merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses, as well as the remaining capital loss carryforwards of the Fund, could be subject to limitations imposed by the Internal Revenue Code.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.87%
$500 million to $1 billion	0.82%
$1 billion to $1.5 billion	0.77%
$1.5 billion to $3 billion	0.72%
$3 billion to $6 billion	0.70%
Over $6 billion	0.68%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.87% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund.

14

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.111% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.95% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time.

15

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $59,587,967 and $75,898,851, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

16

Notes to Financial Statements (continued)

Columbia International Fund, Variable Series / December 31, 2006

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $296 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia International Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia International Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

18

Unaudited Information

Columbia International Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $8,245,549.

Foreign taxes paid during the fiscal year ended December 31, 2006, amounting to $174,646 ($0.01 per share) are expected to be passed through to shareholders.

Gross income derived from sources within foreign countries amounted to $1,743,735 ($0.07 per share) for the fiscal year ended December 31, 2006.

19

Fund Governance

Columbia International Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

20

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1    In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

21

Fund Governance (continued)

Columbia International Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

22

Board Consideration and Approval of Investment Advisory Agreements

Columbia International Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to

23

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia International Fund, Variable Series

performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate

24

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia International Fund, Variable Series

agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

25

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia International Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia International Fund, Variable Series

aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia International Fund, Variable Series

60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for

28

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia International Fund, Variable Series

formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

29

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

30

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Large Cap Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Columbia Large Cap Growth Fund, Variable Series seeks long-term growth.

Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan, Mary-Ann Ward and John Wilson co-manage the fund.

The Columbia Large Cap Growth Fund outperformed the Russell 1000 Growth Index1 and the Morningstar Large Growth VIT Category average2 in 2006. The fund's stock selections among consumer discretionary, industrial and energy companies provided the underpinnings for its above-average performance.

From the fund's vantage point, the first and the second half of 2006 presented very different market environments. During the first half of the year, the overall market was stuck in a trading range and growth stocks underperformed value stocks. This dynamic shifted as summer began, when the Federal Reserve Board paused its longstanding campaign to raise short-term rates. In the second half of the year, the market surged to a series of record highs, taking the growth segment with it.

Consumer discretionary, industrial and energy stocks aided performance

The fund's investments in the consumer discretionary sector were rewarding. We focused on the media and entertainment group, where we owned such standout performers as Comcast and News Corp. (1.9% and 1.4% of net assets, respectively). We also benefited from our purchase of casino operator Las Vegas Sands (0.7% of net assets), which is a major player in Macau and has the potential to benefit from a growing Chinese market. The retail sector gave the fund an additional boost relative to its benchmark. Kohl's and Office Depot (0.6% and 0.5% of net assets, respectively) were notable turnarounds.

Industrial stocks were the next largest contributor to the fund's performance. Although the fund's success in this sector was spread across many different companies, a focus on energy infrastructure companies, such as Foster Wheeler (1.1% of net assets) and Caterpillar (which was sold from the portfolio), was a positive. The energy sector also made a positive contribution to the fund's results, even though energy is not as large a segment within the growth-stock universe as it is for the broader market. By far the most important event for the fund was the mid-year takeover of fund holding Kerr-McGee by Anadarko Petroleum.

Disappointments in health care

Not all of our sectors were equally successful. The biggest drag on overall performance came from health care, where we encountered several company-specific disappointments during the year. Notable among the underperformers were cancer radiation therapy company Varian Medical Systems (1.0% of net assets), and Teva Pharmaceuticals, a generic drug company which we sold from the portfolio because of its poor operating results.

Looking ahead

We remain optimistic on the prospects for the large-cap growth sector. One reason for our optimism is that many of the companies in the large-cap growth universe operate globally and we believe that the outlook for global profitability is better than it is for the domestic-only segment. Also, the aging of the economic cycle leaves many cyclical companies struggling to sustain earnings growth, suggesting that investors could shift their attention to companies with stronger secular growth characteristics. Finally, by several measures, large capitalization growth stocks remain cheap relative to the rest of the market, even after their superior relative performance during the second half of 2006.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may invest 20% of its assets in foreign stocks. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class A (01/01/89)	10.23	(0.19)	4.29
Russell 1000 Growth Index	9.07	2.69	5.44

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class A	24.75	27.18

Growth of a $10,000 investment, 01/01/97 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,098.30	1,021.17	4.23	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—99.1%
Consumer Discretionary—14.7%
Automobiles—1.1%
Harley-Davidson, Inc. (a)	18,500	$1,303,695
Diversified Consumer Services—0.6%
Sotheby's (a)	23,502	729,032
Hotels, Restaurants & Leisure—1.6%
Las Vegas Sands Corp. (b)	8,794	786,887
Starwood Hotels & Resorts Worldwide, Inc.	18,200	1,137,500
		1,924,387
Media—5.0%
Comcast Corp., Class A (b)	51,600	2,184,228
Lamar Advertising Co., Class A (a)(b)	11,800	771,602
News Corp., Class A	75,100	1,613,148
Viacom, Inc., Class B (b)	31,500	1,292,445
		5,861,423
Multiline Retail—2.1%
Kohl's Corp. (b)	11,200	766,416
Target Corp.	29,700	1,694,385
		2,460,801
Specialty Retail—3.7%
CarMax, Inc. (b)	9,700	520,211
GameStop Corp., Class A (b)	20,900	1,151,799
Home Depot, Inc.	31,700	1,273,072
Lowe's Companies, Inc.	25,300	788,095
Office Depot, Inc. (b)	15,100	576,367
		4,309,544
Textiles, Apparel & Luxury Goods—0.6%
Polo Ralph Lauren Corp.	9,500	737,770
Consumer Staples—8.2%
Beverages—2.6%
Coca-Cola Co.	20,300	979,475
PepsiCo, Inc.	34,200	2,139,210
		3,118,685
Food & Staples Retailing—1.0%
Kroger Co.	50,700	1,169,649
Household Products—2.5%
Energizer Holdings, Inc. (b)	12,000	851,880
Procter & Gamble Co.	31,900	2,050,213
		2,902,093
Tobacco—2.1%
Altria Group, Inc.	28,500	2,445,870
Energy—5.1%
Energy Equipment & Services—2.3%
Halliburton Co.	29,900	928,395
Transocean, Inc. (b)	21,500	1,739,135
		2,667,530

	Shares	Value
Oil, Gas & Consumable Fuels—2.8%
Devon Energy Corp.	15,500	$1,039,740
Occidental Petroleum Corp.	14,300	698,269
XTO Energy, Inc.	34,700	1,632,635
		3,370,644
Financials—7.6%
Capital Markets—4.7%
Bank of New York Co., Inc.	42,700	1,681,099
Franklin Resources, Inc.	7,900	870,343
Goldman Sachs Group, Inc.	4,200	837,270
Mellon Financial Corp.	23,100	973,665
Merrill Lynch & Co., Inc.	12,990	1,209,369
		5,571,746
Diversified Financial Services—0.6%
Nasdaq Stock Market, Inc. (b)	21,200	652,748
Insurance—2.3%
Ambac Financial Group, Inc.	10,300	917,421
American International Group, Inc.	24,840	1,780,034
		2,697,455
Health Care—17.2%
Biotechnology—3.2%
Biogen Idec, Inc. (b)	21,700	1,067,423
Genentech, Inc. (b)	13,500	1,095,255
Genzyme Corp. (b)	12,800	788,224
Isis Pharmaceuticals, Inc. (a)(b)	24,700	274,664
Vertex Pharmaceuticals, Inc. (a)(b)	16,100	602,462
		3,828,028
Health Care Equipment & Supplies—2.3%
Cytyc Corp. (b)	21,100	597,130
Varian Medical Systems, Inc. (b)	24,500	1,165,465
Zimmer Holdings, Inc. (b)	11,700	917,046
		2,679,641
Health Care Providers & Services—3.4%
Aetna, Inc.	33,800	1,459,484
Caremark Rx, Inc.	17,700	1,010,847
Humana, Inc. (b)	10,800	597,348
McKesson Corp.	18,300	927,810
		3,995,489
Life Sciences Tools & Services—2.1%
Thermo Fisher Scientific, Inc. (b)	53,800	2,436,602
Pharmaceuticals—6.2%
Johnson & Johnson	51,500	3,400,030
Merck & Co., Inc.	13,400	584,240
Mylan Laboratories, Inc. (a)	58,600	1,169,656
Novartis AG, ADR	22,210	1,275,743
Wyeth	17,700	901,284
		7,330,953

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

	Shares	Value
Industrials—13.7%
Aerospace & Defense—4.6%
Boeing Co.	20,200	$1,794,568
L-3 Communications Holdings, Inc.	13,700	1,120,386
Lockheed Martin Corp.	13,600	1,252,152
Precision Castparts Corp.	15,700	1,228,996
		5,396,102
Airlines—0.8%
Continental Airlines, Inc., Class B (a)(b)	23,300	961,125
Commercial Services & Supplies—2.5%
Dun & Bradstreet Corp. (b)	9,500	786,505
Equifax, Inc.	23,400	950,040
Waste Management, Inc.	32,400	1,191,348
		2,927,893
Construction & Engineering—1.1%
Foster Wheeler Ltd. (b)	23,100	1,273,734
Electrical Equipment—1.0%
Emerson Electric Co.	28,100	1,238,929
Industrial Conglomerates—3.7%
General Electric Co.	94,410	3,512,996
Textron, Inc.	9,700	909,569
		4,422,565
Information Technology—27.2%
Communications Equipment—5.5%
Cisco Systems, Inc. (b)	125,150	3,420,349
CommScope, Inc. (a)(b)	24,500	746,760
F5 Networks, Inc. (b)	8,200	608,522
QUALCOMM, Inc.	23,900	903,181
Research In Motion Ltd. (b)	6,700	856,126
		6,534,938
Computers & Peripherals—6.1%
Apple Computer, Inc. (b)	19,300	1,637,412
Dell, Inc. (b)	48,600	1,219,374
EMC Corp. (b)	94,300	1,244,760
Hewlett-Packard Co.	31,300	1,289,247
International Business Machines Corp.	9,500	922,925
QLogic Corp. (b)	42,800	938,176
		7,251,894
Electronic Equipment & Instruments—1.0%
Amphenol Corp., Class A	9,100	564,928
Trimble Navigation Ltd. (b)	12,100	613,833
		1,178,761
Internet Software & Services—4.9%
Akamai Technologies, Inc. (a)(b)	18,700	993,344
Baidu.com, Inc., ADR (b)	1,900	214,168
eBay, Inc. (b)	35,300	1,061,471
Google, Inc., Class A (b)	6,522	3,003,251
VeriSign, Inc. (b)	23,800	572,390
		5,844,624

	Shares	Value
IT Services—2.0%
Accenture Ltd., Class A	20,100	$742,293
Cognizant Technology Solutions Corp., Class A (b)	13,200	1,018,512
First Data Corp.	23,500	599,720
		2,360,525
Semiconductors & Semiconductor Equipment—3.0%
ASML Holding N.V., N.Y. Registered Shares (a)(b)	30,800	758,604
Intel Corp.	85,600	1,733,400
Marvell Technology Group Ltd. (b)	52,700	1,011,313
		3,503,317
Software—4.7%
Adobe Systems, Inc. (b)	23,000	945,760
Microsoft Corp.	116,150	3,468,239
Oracle Corp. (b)	33,200	569,048
THQ, Inc. (a)(b)	15,700	510,564
		5,493,611
Materials—2.3%
Chemicals—2.3%
Air Products & Chemicals, Inc.	8,700	611,436
E.I. du Pont de Nemours & Co.	21,700	1,057,007
Monsanto Co.	20,092	1,055,433
		2,723,876
Telecommunication Services—3.1%
Diversified Telecommunication Services—1.3%
Level 3 Communications, Inc. (a)(b)	65,811	368,542
Time Warner Telecom, Inc., Class A (a)(b)	58,135	1,158,630
		1,527,172
Wireless Telecommunication Services—1.8%
American Tower Corp., Class A (b)	31,500	1,174,320
NII Holdings, Inc. (b)	14,800	953,712
		2,128,032
Total Common Stocks (cost of $105,384,447)		116,960,883
SECURITIES LENDING COLLATERAL—7.7%
State Street Navigator Securities Lending Prime Portfolio (c)	9,127,970	9,127,970
Total Securities Lending Collateral (cost of $9,127,970)		9,127,970

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

	Par	Value
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 08/15/22, market value of $1,112,034 (repurchase proceeds $1,087,575)	$1,087,000	$1,087,000
Total Short-Term Obligation (cost of $1,087,000)		1,087,000
Total Investments—107.7% (cost of $115,599,417)(d)		127,175,853
Other Assets & Liabilities, Net—(7.7)%		(9,149,948)
Net Assets—100.0%		$118,025,905

Notes to Investment Portfolio:

(a)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $8,858,106.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $116,024,847.

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	27.2
Health Care	17.2
Consumer Discretionary	14.7
Industrials	13.7
Consumer Staples	8.2
Financials	7.6
Energy	5.1
Telecommunication Services	3.1
Materials	2.3
99.1
Securities Lending Collateral	7.7
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(7.7)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$115,599,417
Investments, at value (including securities on loan of $8,858,106)	$127,175,853
Cash	637
Receivable for:
Interest	431
Dividends	109,284
Securities lending income	923
Expense reimbursement due from Investment Advisor	17,350
Deferred Trustees' compensation plan	17,762
Total Assets	127,322,240
Liabilities
Collateral on securities loaned	9,127,970
Payable for:
Fund shares repurchased	28,823
Investment advisory fee	50,958
Administration fee	15,155
Transfer agent fee	1
Pricing and bookkeeping fees	6,313
Trustees' fees	82
Audit fee	31,450
Custody fee	1,346
Distribution fees—Class B	4,195
Chief compliance officer expenses	1,602
Deferred Trustees' fees	17,762
Other liabilities	10,678
Total Liabilities	9,296,335
Net Assets	$118,025,905
Net Assets Consist of
Paid-in capital	$163,695,948
Undistributed net investment income	368,994
Accumulated net realized loss	(57,615,473)
Net unrealized appreciation on investments	11,576,436
Net Assets	$118,025,905
Class A:
Net assets	$99,714,460
Shares outstanding	3,668,515
Net asset value per share	$27.18
Class B:
Net assets	$18,311,445
Shares outstanding	676,321
Net asset value per share	$27.08

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$1,294,110
Interest	103,807
Securities lending	3,199
Total Investment Income (net of foreign taxes withheld of $15,257)	1,401,116
Expenses
Investment advisory fee	616,494
Administration fee	184,948
Distribution fee—Class B	45,539
Transfer agent fee	252
Pricing and bookkeeping fees	75,518
Trustees' fees	16,148
Custody fee	11,698
Chief compliance officer expenses	4,727
Non-recurring costs (See Note 8)	554
Other expenses	89,694
Total Operating Expenses	1,045,572
Interest expense	160
Total Expenses	1,045,732
Fees and expenses reimbursed by Investment Advisor	(14,892)
Fees reimbursed by Distributor—Class B	(18,214)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(554)
Custody earnings credit	(769)
Net Expenses	1,011,303
Net Investment Income	389,813
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	7,402,786
Foreign currency transactions	(16)
Net realized gain	7,402,770
Net change in unrealized appreciation (depreciation) on investments	3,850,033
Net Gain	11,252,803
Net Increase Resulting from Operations	$11,642,616

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Large Cap Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$389,813	$402,048
Net realized gain on investments and foreign currency transactions	7,402,770	10,659,899
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,850,033	(5,209,703)
Net Increase Resulting from Operations	11,642,616	5,852,244
Distributions Declared to Shareholders
From net investment income:
Class A	(371,215)	(783,986)
Class B	(34,279)	(78,920)
Total Distributions Declared to Shareholders	(405,494)	(862,906)
Share Transactions
Class A:
Subscriptions	1,742,063	1,871,260
Proceeds received in connection with merger	—	33,094,396
Distributions reinvested	371,215	783,986
Redemptions	(25,750,521)	(32,442,900)
Net Increase (Decrease)	(23,637,243)	3,306,742
Class B:
Subscriptions	899,472	898,989
Proceeds received in connection with merger	—	1,337
Distributions reinvested	34,279	78,920
Redemptions	(3,114,997)	(4,607,810)
Net Decrease	(2,181,246)	(3,628,564)
Net Decrease from Share Transactions	(25,818,489)	(321,822)
Total Increase (Decrease) in Net Assets	(14,581,367)	4,667,516
Net Assets
Beginning of period	132,607,272	127,939,756
End of period	$118,025,905	$132,607,272
Undistributed net investment income at end of period	$368,994	$384,691
Changes in Shares
Class A:
Subscriptions	69,517	78,955
Issued in connection with merger	—	1,394,365
Issued for distributions reinvested	14,801	33,590
Redemptions	(1,014,581)	(1,377,131)
Net Increase (Decrease)	(930,263)	129,779
Class B:
Subscriptions	35,191	38,534
Issued in connection with merger	—	56
Issued for distributions reinvested	1,372	3,390
Redemptions	(123,273)	(196,514)
Net Decrease	(86,710)	(154,534)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$24.75		$23.77		$24.28	$19.48	$27.93
Income from Investment Operations:
Net investment income (a)	0.09		0.08		0.15 (b)	0.04	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	2.43		1.04		(0.62)	4.85	(8.47)
Total from Investment Operations	2.52		1.12		(0.47)	4.89	(8.40)
Less Distributions Declared to Shareholders:
From net investment income	(0.09)		(0.14)		(0.04)	(0.09)	(0.05)
Net Asset Value, End of Period	$27.18		$24.75		$23.77	$24.28	$19.48
Total return (c)(d)	10.23	%(e)	4.74	%(e)	(1.95)%	25.24%	(30.13)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)	0.80%		0.76%		0.73%	0.76%	0.77%
Interest expense	—	%(g)	—		—	—	—
Total expenses (f)	0.80%		0.76%		0.73%	0.76%	0.77%
Waiver/reimbursement	0.01%		—	%(g)	—	—	—
Net investment income (f)	0.34%		0.32%		0.65%	0.16%	0.32%
Portfolio turnover rate	194%		113%		4%	138%	68%
Net assets, end of period (000's)	$99,714		$113,804		$106,225	$129,801	$123,015

(a)   Per share data was calculated using the average shares outstanding during the period.

(b)   Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)   Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(f)   The benefits derived from custody credits had an impact of less than 0.01%.

(g)   Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, the Trust changed its name from SteinRoe Variable Investment Trust to Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at

11

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification— In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcations and capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(16)	$16	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$405,494	$862,906
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation*
$385,913	$11,151,006

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$12,029,331
Unrealized depreciation	(878,325)
Net unrealized appreciation	$11,151,006

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$13,827,139
2010	33,561,074
2011	9,801,830
$57,190,043

Of the capital loss carryforwards attributable to the Fund, $8,122,405 ($2,925,526 expiring 12/31/09 and $5,196,879 expiring 12/31/10) remain from the Columbia Large Cap Growth Fund, Variable Series merger with Liberty Equity Fund, Variable Series. The availability of a portion of the remaining capital loss carryforwards from Liberty Equity Fund, Variable Series may be limited in a given year.

Capital loss carryfowards of $7,772,955 were utilized during the year ended December 31, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from

12

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.061% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

13

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.95% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $235,543,589 and $260,647,476, respectively.

Note 6. Securities lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at a weighted average interest rate of 5.75%.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are

14

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court

15

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $554 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly a series of SteinRoe Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

17

Unaudited Information

Columbia Large Cap Growth Fund, Variable Series

Federal Income Tax Information

100% of the ordinary income distributed by the Fund for the year ended December 31, 2006, qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

19

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

20

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Large Cap Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term;

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Growth Fund, Variable Series

(ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds'

23

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Growth Fund, Variable Series

securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

24

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Large Cap Growth Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,

John D. Rea

28

Appendix

Columbia Large Cap Growth Fund, Variable Series

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

29

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Large Cap Growth Fund, Variable Series

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Columbia Large Cap Growth Fund, Variable Series seeks long-term growth.

Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan, Mary-Ann Ward and John Wilson co-manage the fund.

The Columbia Large Cap Growth Fund outperformed the Russell 1000 Growth Index1 and the Morningstar Large Growth VIT Category average2 in 2006. The fund's stock selections among consumer discretionary, industrial and energy companies provided the underpinnings for its above-average performance.

From the fund's vantage point, the first and the second half of 2006 presented very different market environments. During the first half of the year, the overall market was stuck in a trading range and growth stocks underperformed value stocks. This dynamic shifted as summer began, when the Federal Reserve Board paused its longstanding campaign to raise short-term rates. In the second half of the year, the market surged to a series of record highs, taking the growth segment with it.

Consumer discretionary, industrial and energy stocks aided performance

The fund's investments in the consumer discretionary sector were rewarding. We focused on the media and entertainment group, where we owned such standout performers as Comcast and News Corp. (1.9% and 1.4% of net assets, respectively). We also benefited from our purchase of casino operator Las Vegas Sands (0.7% of net assets), which is a major player in Macau and has the potential to benefit from a growing Chinese market. The retail sector gave the fund an additional boost relative to its benchmark. Kohl's and Office Depot (0.6% and 0.5% of net assets, respectively) were notable turnarounds.

Industrial stocks were the next largest contributor to the fund's performance. Although the fund's success in this sector was spread across many different companies, a focus on energy infrastructure companies, such as Foster Wheeler (1.1% of net assets) and Caterpillar (which was sold from the portfolio), was a positive. The energy sector also made a positive contribution to the fund's results, even though energy is not as large a segment within the growth-stock universe as it is for the broader market. By far the most important event for the fund was the mid-year takeover of fund holding Kerr-McGee by Anadarko Petroleum.

Disappointments in health care

Not all of our sectors were equally successful. The biggest drag on overall performance came from health care, where we encountered several company-specific disappointments during the year. Notable among the underperformers were cancer radiation therapy company Varian Medical Systems (1.0% of net assets), and Teva Pharmaceuticals, a generic drug company which we sold from the portfolio because of its poor operating results.

Looking ahead

We remain optimistic on the prospects for the large-cap growth sector. One reason for our optimism is that many of the companies in the large-cap growth universe operate globally and we believe that the outlook for global profitability is better than it is for the domestic-only segment. Also, the aging of the economic cycle leaves many cyclical companies struggling to sustain earnings growth, suggesting that investors could shift their attention to companies with stronger secular growth characteristics. Finally, by several measures, large capitalization growth stocks remain cheap relative to the rest of the market, even after their superior relative performance during the second half of 2006.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may invest 20% of its assets in foreign stocks. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class B (06/01/00)	10.12	(0.37)	4.16
Russell 1000 Growth Index	9.07	2.69	5.44

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class B	24.64	27.08

Growth of a $10,000 investment, 01/01/971 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is January 1, 1989

2

Understanding Your Expenses

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,098.10	1,020.42	5.02	4.84	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—99.1%
Consumer Discretionary—14.7%
Automobiles—1.1%
Harley-Davidson, Inc. (a)	18,500	$1,303,695
Diversified Consumer Services—0.6%
Sotheby's (a)	23,502	729,032
Hotels, Restaurants & Leisure—1.6%
Las Vegas Sands Corp. (b)	8,794	786,887
Starwood Hotels & Resorts Worldwide, Inc.	18,200	1,137,500
		1,924,387
Media—5.0%
Comcast Corp., Class A (b)	51,600	2,184,228
Lamar Advertising Co., Class A (a)(b)	11,800	771,602
News Corp., Class A	75,100	1,613,148
Viacom, Inc., Class B (b)	31,500	1,292,445
		5,861,423
Multiline Retail—2.1%
Kohl's Corp. (b)	11,200	766,416
Target Corp.	29,700	1,694,385
		2,460,801
Specialty Retail—3.7%
CarMax, Inc. (b)	9,700	520,211
GameStop Corp., Class A (b)	20,900	1,151,799
Home Depot, Inc.	31,700	1,273,072
Lowe's Companies, Inc.	25,300	788,095
Office Depot, Inc. (b)	15,100	576,367
		4,309,544
Textiles, Apparel & Luxury Goods—0.6%
Polo Ralph Lauren Corp.	9,500	737,770
Consumer Staples—8.2%
Beverages—2.6%
Coca-Cola Co.	20,300	979,475
PepsiCo, Inc.	34,200	2,139,210
		3,118,685
Food & Staples Retailing—1.0%
Kroger Co.	50,700	1,169,649
Household Products—2.5%
Energizer Holdings, Inc. (b)	12,000	851,880
Procter & Gamble Co.	31,900	2,050,213
		2,902,093
Tobacco—2.1%
Altria Group, Inc.	28,500	2,445,870
Energy—5.1%
Energy Equipment & Services—2.3%
Halliburton Co.	29,900	928,395
Transocean, Inc. (b)	21,500	1,739,135
		2,667,530

	Shares	Value
Oil, Gas & Consumable Fuels—2.8%
Devon Energy Corp.	15,500	$1,039,740
Occidental Petroleum Corp.	14,300	698,269
XTO Energy, Inc.	34,700	1,632,635
		3,370,644
Financials—7.6%
Capital Markets—4.7%
Bank of New York Co., Inc.	42,700	1,681,099
Franklin Resources, Inc.	7,900	870,343
Goldman Sachs Group, Inc.	4,200	837,270
Mellon Financial Corp.	23,100	973,665
Merrill Lynch & Co., Inc.	12,990	1,209,369
		5,571,746
Diversified Financial Services—0.6%
Nasdaq Stock Market, Inc. (b)	21,200	652,748
Insurance—2.3%
Ambac Financial Group, Inc.	10,300	917,421
American International Group, Inc.	24,840	1,780,034
		2,697,455
Health Care—17.2%
Biotechnology—3.2%
Biogen Idec, Inc. (b)	21,700	1,067,423
Genentech, Inc. (b)	13,500	1,095,255
Genzyme Corp. (b)	12,800	788,224
Isis Pharmaceuticals, Inc. (a)(b)	24,700	274,664
Vertex Pharmaceuticals, Inc. (a)(b)	16,100	602,462
		3,828,028
Health Care Equipment & Supplies—2.3%
Cytyc Corp. (b)	21,100	597,130
Varian Medical Systems, Inc. (b)	24,500	1,165,465
Zimmer Holdings, Inc. (b)	11,700	917,046
		2,679,641
Health Care Providers & Services—3.4%
Aetna, Inc.	33,800	1,459,484
Caremark Rx, Inc.	17,700	1,010,847
Humana, Inc. (b)	10,800	597,348
McKesson Corp.	18,300	927,810
		3,995,489
Life Sciences Tools & Services—2.1%
Thermo Fisher Scientific, Inc. (b)	53,800	2,436,602
Pharmaceuticals—6.2%
Johnson & Johnson	51,500	3,400,030
Merck & Co., Inc.	13,400	584,240
Mylan Laboratories, Inc. (a)	58,600	1,169,656
Novartis AG, ADR	22,210	1,275,743
Wyeth	17,700	901,284
		7,330,953

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

	Shares	Value
Industrials—13.7%
Aerospace & Defense—4.6%
Boeing Co.	20,200	$1,794,568
L-3 Communications Holdings, Inc.	13,700	1,120,386
Lockheed Martin Corp.	13,600	1,252,152
Precision Castparts Corp.	15,700	1,228,996
		5,396,102
Airlines—0.8%
Continental Airlines, Inc., Class B (a)(b)	23,300	961,125
Commercial Services & Supplies—2.5%
Dun & Bradstreet Corp. (b)	9,500	786,505
Equifax, Inc.	23,400	950,040
Waste Management, Inc.	32,400	1,191,348
		2,927,893
Construction & Engineering—1.1%
Foster Wheeler Ltd. (b)	23,100	1,273,734
Electrical Equipment—1.0%
Emerson Electric Co.	28,100	1,238,929
Industrial Conglomerates—3.7%
General Electric Co.	94,410	3,512,996
Textron, Inc.	9,700	909,569
		4,422,565
Information Technology—27.2%
Communications Equipment—5.5%
Cisco Systems, Inc. (b)	125,150	3,420,349
CommScope, Inc. (a)(b)	24,500	746,760
F5 Networks, Inc. (b)	8,200	608,522
QUALCOMM, Inc.	23,900	903,181
Research In Motion Ltd. (b)	6,700	856,126
		6,534,938
Computers & Peripherals—6.1%
Apple Computer, Inc. (b)	19,300	1,637,412
Dell, Inc. (b)	48,600	1,219,374
EMC Corp. (b)	94,300	1,244,760
Hewlett-Packard Co.	31,300	1,289,247
International Business Machines Corp.	9,500	922,925
QLogic Corp. (b)	42,800	938,176
		7,251,894
Electronic Equipment & Instruments—1.0%
Amphenol Corp., Class A	9,100	564,928
Trimble Navigation Ltd. (b)	12,100	613,833
		1,178,761
Internet Software & Services—4.9%
Akamai Technologies, Inc. (a)(b)	18,700	993,344
Baidu.com, Inc., ADR (b)	1,900	214,168
eBay, Inc. (b)	35,300	1,061,471
Google, Inc., Class A (b)	6,522	3,003,251
VeriSign, Inc. (b)	23,800	572,390
		5,844,624

	Shares	Value
IT Services—2.0%
Accenture Ltd., Class A	20,100	$742,293
Cognizant Technology Solutions Corp., Class A (b)	13,200	1,018,512
First Data Corp.	23,500	599,720
		2,360,525
Semiconductors & Semiconductor Equipment—3.0%
ASML Holding N.V., N.Y. Registered Shares (a)(b)	30,800	758,604
Intel Corp.	85,600	1,733,400
Marvell Technology Group Ltd. (b)	52,700	1,011,313
		3,503,317
Software—4.7%
Adobe Systems, Inc. (b)	23,000	945,760
Microsoft Corp.	116,150	3,468,239
Oracle Corp. (b)	33,200	569,048
THQ, Inc. (a)(b)	15,700	510,564
		5,493,611
Materials—2.3%
Chemicals—2.3%
Air Products & Chemicals, Inc.	8,700	611,436
E.I. du Pont de Nemours & Co.	21,700	1,057,007
Monsanto Co.	20,092	1,055,433
		2,723,876
Telecommunication Services—3.1%
Diversified Telecommunication Services—1.3%
Level 3 Communications, Inc. (a)(b)	65,811	368,542
Time Warner Telecom, Inc., Class A (a)(b)	58,135	1,158,630
		1,527,172
Wireless Telecommunication Services—1.8%
American Tower Corp., Class A (b)	31,500	1,174,320
NII Holdings, Inc. (b)	14,800	953,712
		2,128,032
Total Common Stocks (cost of $105,384,447)		116,960,883
SECURITIES LENDING COLLATERAL—7.7%
State Street Navigator Securities Lending Prime Portfolio (c)	9,127,970	9,127,970
Total Securities Lending Collateral (cost of $9,127,970)		9,127,970

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

	Par	Value
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 08/15/22, market value of $1,112,034 (repurchase proceeds $1,087,575)	$1,087,000	$1,087,000
Total Short-Term Obligation (cost of $1,087,000)		1,087,000
Total Investments—107.7% (cost of $115,599,417)(d)		127,175,853
Other Assets & Liabilities, Net—(7.7)%		(9,149,948)
Net Assets—100.0%		$118,025,905

Notes to Investment Portfolio:

(a)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $8,858,106.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $116,024,847.

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	27.2
Health Care	17.2
Consumer Discretionary	14.7
Industrials	13.7
Consumer Staples	8.2
Financials	7.6
Energy	5.1
Telecommunication Services	3.1
Materials	2.3
99.1
Securities Lending Collateral	7.7
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(7.7)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$115,599,417
Investments, at value (including securities on loan of $8,858,106)	$127,175,853
Cash	637
Receivable for:
Interest	431
Dividends	109,284
Securities lending income	923
Expense reimbursement due from Investment Advisor	17,350
Deferred Trustees' compensation plan	17,762
Total Assets	127,322,240
Liabilities
Collateral on securities loaned	9,127,970
Payable for:
Fund shares repurchased	28,823
Investment advisory fee	50,958
Administration fee	15,155
Transfer agent fee	1
Pricing and bookkeeping fees	6,313
Trustees' fees	82
Audit fee	31,450
Custody fee	1,346
Distribution fees—Class B	4,195
Chief compliance officer expenses	1,602
Deferred Trustees' fees	17,762
Other liabilities	10,678
Total Liabilities	9,296,335
Net Assets	$118,025,905
Net Assets Consist of
Paid-in capital	$163,695,948
Undistributed net investment income	368,994
Accumulated net realized loss	(57,615,473)
Net unrealized appreciation on investments	11,576,436
Net Assets	$118,025,905
Class A:
Net assets	$99,714,460
Shares outstanding	3,668,515
Net asset value per share	$27.18
Class B:
Net assets	$18,311,445
Shares outstanding	676,321
Net asset value per share	$27.08

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Large Cap Growth Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$1,294,110
Interest	103,807
Securities lending	3,199
Total Investment Income (net of foreign taxes withheld of $15,257)	1,401,116
Expenses
Investment advisory fee	616,494
Administration fee	184,948
Distribution fee—Class B	45,539
Transfer agent fee	252
Pricing and bookkeeping fees	75,518
Trustees' fees	16,148
Custody fee	11,698
Chief compliance officer expenses	4,727
Non-recurring costs (See Note 8)	554
Other expenses	89,694
Total Operating Expenses	1,045,572
Interest expense	160
Total Expenses	1,045,732
Fees and expenses reimbursed by Investment Advisor	(14,892)
Fees reimbursed by Distributor—Class B	(18,214)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(554)
Custody earnings credit	(769)
Net Expenses	1,011,303
Net Investment Income	389,813
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	7,402,786
Foreign currency transactions	(16)
Net realized gain	7,402,770
Net change in unrealized appreciation (depreciation) on investments	3,850,033
Net Gain	11,252,803
Net Increase Resulting from Operations	$11,642,616

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Large Cap Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$389,813	$402,048
Net realized gain on investments and foreign currency transactions	7,402,770	10,659,899
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,850,033	(5,209,703)
Net Increase Resulting from Operations	11,642,616	5,852,244
Distributions Declared to Shareholders
From net investment income:
Class A	(371,215)	(783,986)
Class B	(34,279)	(78,920)
Total Distributions Declared to Shareholders	(405,494)	(862,906)
Share Transactions
Class A:
Subscriptions	1,742,063	1,871,260
Proceeds received in connection with merger	—	33,094,396
Distributions reinvested	371,215	783,986
Redemptions	(25,750,521)	(32,442,900)
Net Increase (Decrease)	(23,637,243)	3,306,742
Class B:
Subscriptions	899,472	898,989
Proceeds received in connection with merger	—	1,337
Distributions reinvested	34,279	78,920
Redemptions	(3,114,997)	(4,607,810)
Net Decrease	(2,181,246)	(3,628,564)
Net Decrease from Share Transactions	(25,818,489)	(321,822)
Total Increase (Decrease) in Net Assets	(14,581,367)	4,667,516
Net Assets
Beginning of period	132,607,272	127,939,756
End of period	$118,025,905	$132,607,272
Undistributed net investment income at end of period	$368,994	$384,691
Changes in Shares
Class A:
Subscriptions	69,517	78,955
Issued in connection with merger	—	1,394,365
Issued for distributions reinvested	14,801	33,590
Redemptions	(1,014,581)	(1,377,131)
Net Increase (Decrease)	(930,263)	129,779
Class B:
Subscriptions	35,191	38,534
Issued in connection with merger	—	56
Issued for distributions reinvested	1,372	3,390
Redemptions	(123,273)	(196,514)
Net Decrease	(86,710)	(154,534)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Large Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$24.64		$23.67	$24.19	$19.40	$27.82
Income from Investment Operations:
Net investment income (loss) (a)	0.05		0.03	0.10 (b)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.44		1.03	(0.62)	4.85	(8.45)
Total from Investment Operations	2.49		1.06	(0.52)	4.84	(8.42)
Less Distributions Declared to Shareholders:
From net investment income	(0.05)		(0.09)	—	(0.05)	—
Net Asset Value, End of Period	$27.08		$24.64	$23.67	$24.19	$19.40
Total return (c)(d)(e)	10.12%		4.49%	(2.15)%	25.05%	(30.27)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (f)	0.95%		0.95%	0.95%	0.95%	0.95%
Interest expense	—	%(g)	—	—	—	—
Total expenses (f)	0.95%		0.95%	0.95%	0.95%	0.95%
Waiver/reimbursement	0.11%		0.06%	0.03%	0.06%	0.07%
Net investment income (loss) (f)	0.19%		0.13%	0.43%	(0.03)%	0.14%
Portfolio turnover rate	194%		113%	4%	138%	68%
Net assets, end of period (000's)	$18,311		$18,803	$21,715	$25,730	$22,042

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.15 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Large Cap Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, the Trust changed its name from SteinRoe Variable Investment Trust to Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at

11

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification— In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcations and capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(16)	$16	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$405,494	$862,906
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation*
$385,913	$11,151,006

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$12,029,331
Unrealized depreciation	(878,325)
Net unrealized appreciation	$11,151,006

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$13,827,139
2010	33,561,074
2011	9,801,830
$57,190,043

Of the capital loss carryforwards attributable to the Fund, $8,122,405 ($2,925,526 expiring 12/31/09 and $5,196,879 expiring 12/31/10) remain from the Columbia Large Cap Growth Fund, Variable Series merger with Liberty Equity Fund, Variable Series. The availability of a portion of the remaining capital loss carryforwards from Liberty Equity Fund, Variable Series may be limited in a given year.

Capital loss carryfowards of $7,772,955 were utilized during the year ended December 31, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from

12

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.061% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

13

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.95% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $235,543,589 and $260,647,476, respectively.

Note 6. Securities lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at a weighted average interest rate of 5.75%.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are

14

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court

15

Notes to Financial Statements (continued)

Columbia Large Cap Growth Fund, Variable Series / December 31, 2006

for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $554 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia Large Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly a series of SteinRoe Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

17

Unaudited Information

Columbia Large Cap Growth Fund, Variable Series

Federal Income Tax Information

100% of the ordinary income distributed by the Fund for the year ended December 31, 2006, qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Large Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

19

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

20

Fund Governance (continued)

Columbia Large Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Large Cap Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term;

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Growth Fund, Variable Series

(ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds'

23

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Growth Fund, Variable Series

securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

24

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Large Cap Growth Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Growth Fund, Variable Series

source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,

John D. Rea

28

Appendix

Columbia Large Cap Growth Fund, Variable Series

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

29

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Asset Allocation Fund,
Variable Series

(formerly Liberty Asset Allocation Fund, Variable Series)

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Columbia Asset Allocation Fund, Variable Series seeks high total investment return.

Vikram J. Kuriyan is the lead portfolio manager for the fund. Karen Wurdack is a co-manager for the fund.

For the 12-month period ended December 31, 2006, Columbia Asset Allocation Fund, Variable Series, did better than the blended return of its two benchmarks in a 60/40 blend. The fund's return was higher than the average return for the Morningstar Moderate Allocation VIT Category1. Both equity and bond holdings contributed to the fund's performance. A 10% position in international securities also added to return. These positives outweighed the modestly negative impact of a decision to trim the fund's exposure to the equity markets by a modest amount in a year that was decidedly strong for equities.

Environment favored stocks over bonds

Although the Federal Reserve Board's short-term interest rate hikes put a damper on stock market returns in the first half of the year, a hiatus in increases in the second half spurred a solid rally for stocks. Worries about economic growth, consumer spending, a weak housing market and high energy prices took a back seat to investor enthusiasm over corporate business prospects. Earnings growth was strong and valuations remained reasonable in light of rising profits. Merger activity, dividend increases and stock buybacks also helped drive stock prices higher. In this environment, virtually all segments of the US stock market recorded gains for the year as did all ten sectors of the S&P 500 Index2. Most sectors of the bond market also gained ground, but their returns were more subdued. High-yield bonds did better than investment-grade bonds as investors were willing to shoulder higher risk as the economy continued to expand.

Equities delivered strong returns for the fund

On the equity side of the portfolio, the fund benefited from strong returns generated by technology, consumer discretionary, materials and industrial stocks. All four sectors generated higher returns than the corresponding sector returns within the index. A 10% position in international stocks also boosted performance relative to the index because international markets delivered gains that were even better than the US market and international markets are not a component of the fund's equity benchmark.

Health care was the weakest performing sector for the fund and also for the index, reflecting the impending erosion of patent protection for many pharmaceutical companies on key blockbuster drugs and concerns that a Democrat-controlled Congress might push for price concessions.

Mortgage and high-yield holdings aided bond returns

On the bond side of the portfolio, an increase in the mortgage securities position early in the year aided performance because the group outperformed Treasuries. High-yield bonds were the top performing sector for the bond market and the fund's high-yield bonds added to performance. Investment-grade corporate bonds also delivered solid, if modest, returns.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class A (01/01/89)	11.79	6.85	6.36
S&P 500 Index	15.79	6.19	8.42
Lehman Brothers Aggregate Bond Index	4.33	5.06	6.24

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class A	15.40	15.82

Growth of a $10,000 investment, 01/01/97 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The returns for the indexes and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,089.58	1,021.42	3.95	3.82	0.75

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—61.3%
Consumer Discretionary—8.3%
Auto Components—0.0%
American Axle & Manufacturing Holdings, Inc.	410	$7,786
BorgWarner, Inc.	770	45,445
Johnson Controls, Inc.	500	42,960
Modine Manufacturing Co.	420	10,513
		106,704
Automobiles—0.5%
DaimlerChrysler AG, Registered Shares	5,547	342,519
Ford Motor Co.	3,800	28,538
Harley-Davidson, Inc. (a)	8,630	608,156
Suzuki Motor Corp.	9,800	277,066
		1,256,279
Distributors—0.0%
Building Materials Holding Corp.	480	11,851
Diversified Consumer Services—0.2%
Sotheby's (a)	11,392	353,380
Steiner Leisure Ltd. (b)	984	44,772
Strayer Education, Inc.	340	36,057
		434,209
Hotels, Restaurants & Leisure—1.2%
Applebee's International, Inc.	730	18,009
Bob Evans Farms, Inc.	320	10,950
Brinker International, Inc.	940	28,350
Buffalo Wild Wings, Inc. (b)	230	12,236
California Pizza Kitchen, Inc. (b)	628	20,919
China Travel International	858,000	283,317
Darden Restaurants, Inc.	630	25,307
Harrah's Entertainment, Inc.	786	65,018
Hilton Hotels Corp.	2,090	72,941
International Game Technology, Inc.	1,330	61,446
Landry's Restaurants, Inc.	450	13,540
Las Vegas Sands Corp. (b)	3,997	357,652
Marriott International, Inc., Class A	1,340	63,945
McDonald's Corp.	16,602	735,967
Multimedia Games, Inc. (b)	575	5,520
Pinnacle Entertainment, Inc. (b)	859	28,467
Ruth's Chris Steak House (b)	992	18,134
Scientific Games Corp., Class A (b)	1,940	58,646
Starwood Hotels & Resorts Worldwide, Inc.	14,800	925,000
Vail Resorts, Inc. (b)	270	12,101
WMS Industries, Inc. (b)	460	16,036
Yum! Brands, Inc.	880	51,744
		2,885,245
Household Durables—1.0%
American Greetings Corp., Class A	990	23,631
Black & Decker Corp.	250	19,993

	Shares	Value
Centex Corp.	6,010	$338,183
CSS Industries, Inc.	230	8,135
Furniture Brands International, Inc.	500	8,115
Interface, Inc., Class A (b)	2,625	37,328
Japan General Estate Co., Ltd.	10,500	301,993
Kimball International, Inc., Class B	610	14,823
Koninklijke Philips Electronics NV	11,206	422,437
Lennar Corp., Class A (a)	5,600	293,776
Newell Rubbermaid, Inc.	19,780	572,631
Sumitomo Forestry Co., Ltd.	38,000	412,575
Tempur-Pedic International, Inc. (b)	2,209	45,196
		2,498,816
Internet & Catalog Retail—0.0%
Liberty Media Holding Corp., Interactive Series A (b)	840	18,119
Nutri/System, Inc. (b)	760	48,177
Priceline.com, Inc. (b)	830	36,196
		102,492
Leisure Equipment & Products—0.0%
Hasbro, Inc.	1,400	38,150
Media—2.1%
4Kids Entertainment, Inc. (b)	540	9,839
Comcast Corp., Class A (b)	22,900	969,357
Dow Jones & Co., Inc.	1,000	38,000
EchoStar Communications Corp., Class A (b)	820	31,185
EMI Group PLC	94,284	488,634
Focus Media Holding Ltd., ADR (b)	270	17,925
Grupo Televisa SA, ADR	2,440	65,904
Idearc, Inc. (b)	934	26,759
Lamar Advertising Co., Class A (a)(b)	5,680	371,415
News Corp., Class A	61,100	1,312,428
Reed Elsevier PLC	53,400	585,892
Regal Entertainment Group, Class A	2,540	54,153
Time Warner, Inc.	26,700	581,526
Viacom, Inc., Class B (b)	14,000	574,420
		5,127,437
Multi-Line Retail—1.1%
Dollar General Corp.	2,200	35,332
Federated Department Stores, Inc.	23,468	894,835
Izumi Co., Ltd.	10,200	363,966
J.C. Penney Co., Inc.	950	73,492
Kohl's Corp. (b)	5,000	342,150
Nordstrom, Inc.	1,980	97,693
Target Corp.	13,200	753,060
		2,560,528

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Specialty Retail—1.5%
Aeropostale, Inc. (b)	1,570	$48,466
America's Car-Mart, Inc. (b)	900	10,674
AutoZone, Inc. (b)	190	21,956
Borders Group, Inc.	370	8,270
CarMax, Inc. (b)	4,300	230,609
DSW, Inc., Class A (b)	620	23,913
Esprit Holdings Ltd.	61,000	678,751
GameStop Corp., Class A (b)	10,900	600,699
Gymboree Corp. (b)	440	16,790
Hibbett Sporting Goods, Inc. (b)	340	10,380
Home Depot, Inc.	14,100	566,256
Lowe's Companies, Inc.	11,100	345,765
Monro Muffler, Inc.	470	16,497
Office Depot, Inc. (b)	7,500	286,275
Pacific Sunwear of California, Inc. (b)	610	11,944
Payless Shoesource, Inc. (b)	360	11,815
PETsMART, Inc.	1,174	33,882
Rent-A-Center, Inc. (b)	570	16,821
Staples, Inc.	5,000	133,500
TJX Companies, Inc.	3,555	101,389
Tween Brands, Inc. (b)	556	22,201
Yamada Denki Co., Ltd.	5,100	433,562
Zale Corp. (b)	380	10,720
Zumiez, Inc. (b)	900	26,586
		3,667,721
Textiles, Apparel & Luxury Goods—0.7%
Adidas AG	7,980	397,330
Carter's, Inc. (b)	2,755	70,252
Coach, Inc. (b)	3,458	148,556
Delta Apparel, Inc.	340	5,811
Hampshire Group Ltd. (b)	624	10,340
Hartmarx Corp. (b)	1,159	8,182
Phillips-Van Heusen Corp.	930	46,658
Polo Ralph Lauren Corp. (a)	5,847	454,078
Stride Rite Corp.	560	8,445
Swatch Group AG	1,919	423,934
Wolverine World Wide, Inc.	660	18,823
		1,592,409
Consumer Staples—4.8%
Beverages—1.6%
Anheuser-Busch Companies, Inc.	4,400	216,480
Coca-Cola Co.	9,000	434,250
Coca-Cola Enterprises, Inc.	21,625	441,583
Diageo PLC	23,274	456,779
Diageo PLC, ADR	8,108	643,045
Fomento Economico Mexicano SA de CV, ADR	400	46,304
Hansen Natural Corp. (b)	1,170	39,406
Pepsi Bottling Group, Inc.	2,365	73,102
PepsiCo, Inc.	15,100	944,505
Pernod-Ricard SA	2,539	581,480
		3,876,934

	Shares	Value
Food & Staples Retailing—0.4%
Aeon Co., Ltd.	16,000	$344,544
BJ's Wholesale Club, Inc. (b)	240	7,466
Kroger Co.	26,930	621,275
Weis Markets, Inc.	550	22,060
Whole Foods Market, Inc.	220	10,325
		1,005,670
Food Products—0.9%
Cadbury Schweppes PLC, ADR (a)	9,600	412,128
Campbell Soup Co.	730	28,390
Corn Products International, Inc.	660	22,796
Danisco A/S	8,175	695,895
Dean Foods Co. (b)	2,580	109,083
Flowers Foods, Inc.	342	9,231
H.J. Heinz Co.	950	42,760
Hershey Co.	630	31,374
J&J Snack Foods Corp.	296	12,254
Kraft Foods, Inc., Class A (a)	11,200	399,840
Lancaster Colony Corp.	330	14,622
Lance, Inc.	440	8,835
Maui Land & Pineapple Co., Inc. (b)	270	9,158
McCormick & Co., Inc.	1,080	41,645
Ralcorp Holdings, Inc. (b)	260	13,231
Smithfield Foods, Inc. (b)	1,000	25,660
Tyson Foods, Inc., Class A (a)	16,200	266,490
		2,143,392
Household Products—0.8%
Clorox Co.	1,200	76,980
Colgate-Palmolive Co.	8,100	528,444
Energizer Holdings, Inc. (a)(b)	5,300	376,247
Procter & Gamble Co.	14,200	912,634
		1,894,305
Personal Products—0.2%
Alberto-Culver Co.	530	11,369
Avon Products, Inc.	10,370	342,625
Estee Lauder Companies, Inc., Class A	1,760	71,843
		425,837
Tobacco—0.9%
Altria Group, Inc.	21,139	1,814,149
Loews Corp.-Carolina Group	8,100	524,232
UST, Inc.	610	35,502
		2,373,883
Energy—5.4%
Energy Equipment & Services—1.4%
BJ Services Co.	1,820	53,362
Complete Production Services, Inc. (b)	246	5,215
Diamond Offshore Drilling, Inc.	390	31,177
Dril-Quip, Inc. (b)	580	22,713

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
ENSCO International, Inc. (a)	4,425	$221,516
FMC Technologies, Inc. (b)	760	46,839
Grant Prideco, Inc. (b)	850	33,805
Grey Wolf, Inc. (b)	1,700	11,662
Halliburton Co.	24,050	746,752
Lone Star Technologies, Inc. (b)	270	13,071
Lufkin Industries, Inc.	389	22,593
National-Oilwell Varco, Inc. (b)	6,405	391,858
Oil States International, Inc. (b)	210	6,768
Rowan Companies, Inc.	10,000	332,000
Schlumberger Ltd.	8,418	531,681
Smith International, Inc.	720	29,570
Superior Energy Services, Inc. (b)	512	16,732
Superior Well Services, Inc. (b)	140	3,578
Technip SA, ADR	500	34,305
Tetra Technologies, Inc. (b)	429	10,974
Tidewater, Inc.	800	38,688
Todco (b)	484	16,538
Transocean, Inc. (b)	9,500	768,455
TriCo Marine Services, Inc. (b)	430	16,473
Universal Compression Holdings, Inc. (b)	250	15,528
		3,421,853
Oil, Gas & Consumable Fuels—4.0%
Alpha Natural Resources, Inc. (b)	500	7,115
Arena Resources, Inc. (b)	710	30,324
Aurora Oil & Gas Corp. (b)	1,350	4,334
Berry Petroleum Co., Class A	1,020	31,630
Bois d'Arc Energy, Inc. (b)	402	5,881
Cameco Corp.	920	37,214
Carrizo Oil & Gas, Inc. (b)	980	28,440
Chesapeake Energy Corp.	2,290	66,524
China Petroleum & Chemical Corp., Class H	366,000	338,986
Comstock Resources, Inc. (b)	170	5,280
ConocoPhillips	11,872	854,190
Delta Petroleum Corp. (b)	560	12,970
Denbury Resources, Inc. (b)	1,940	53,913
Devon Energy Corp.	6,800	456,144
EnCana Corp.	4,500	206,775
Exxon Mobil Corp.	18,837	1,443,479
Harvest Natural Resources, Inc. (b)	979	10,407
Helix Energy Solutions Group, Inc. (b)	860	26,978
Hess Corp.	13,575	672,913
Houston Exploration Co. (b)	130	6,731
Marathon Oil Corp.	2,080	192,400
Newfield Exploration Co. (b)	6,900	317,055
Nordic American Tanker Shipping	336	11,474
Norsk Hydro ASA	14,345	440,712
Occidental Petroleum Corp.	19,900	971,717
Peabody Energy Corp.	12,450	503,104
Petroplus Holdings AG (b)	435	26,418
Range Resources Corp.	2,430	66,728
Southwestern Energy Co. (b)	894	31,335

	Shares	Value
Statoil ASA	10,866	$286,470
Stone Energy Corp. (b)	230	8,131
Swift Energy Co. (b)	160	7,170
Tesoro Corp.	400	26,308
Total SA	9,883	712,656
Total SA, ADR	7,100	510,632
Western Refining, Inc.	260	6,620
Williams Companies, Inc.	20,200	527,624
World Fuel Services Corp.	1,050	46,683
XTO Energy, Inc.	16,220	763,151
		9,756,616
Financials—13.1%
Capital Markets—3.1%
Affiliated Managers Group, Inc. (b)	920	96,720
Bank of New York Co., Inc.	42,652	1,679,209
Bear Stearns Companies, Inc.	310	50,462
Deutsche Bank AG, Registered Shares (a)	4,100	546,284
E*TRADE Financial Corp. (b)	1,180	26,456
Franklin Resources, Inc.	3,600	396,612
Goldman Sachs Group, Inc.	1,700	338,895
Investment Technology Group, Inc. (b)	570	24,442
JAFCO Co., Ltd.	4,700	232,592
Lazard Ltd., Class A	830	39,292
Mediobanca S.p.A.	16,808	395,714
Mellon Financial Corp.	10,300	434,145
Merrill Lynch & Co., Inc.	21,863	2,035,445
Nomura Holdings, Inc.	17,800	336,789
Nuveen Investments, Inc., Class A (a)	6,600	342,408
Piper Jaffray Companies, Inc. (b)	260	16,939
T. Rowe Price Group, Inc.	1,500	65,655
TD Ameritrade Holding Corp. (b)	1,110	17,960
Thomas Weisel Partners Group, Inc. (b)	452	9,537
UBS AG, Registered Shares	6,645	402,322
Waddell & Reed Financial, Inc., Class A	1,540	42,134
		7,530,012
Commercial Banks—4.6%
BancFirst Corp.	202	10,908
Banco Santander Central Hispano SA	18,615	346,329
BancTrust Financial Group, Inc.	440	11,229
Bank of Granite Corp.	708	13,431
Bank of Hawaii Corp.	1,000	53,950
Barclays PLC (a)	9,300	540,702
Bryn Mawr Bank Corp.	458	10,827
Capitol Bancorp Ltd.	493	22,777
Cassa di Risparmio di Firenze S.p.A.	86,634	291,652

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Central Pacific Financial Corp.	280	$10,853
Chemical Financial Corp.	510	16,983
Chittenden Corp.	505	15,498
Citizens Banking Corp.	560	14,840
City Holding Co.	290	11,858
City National Corp.	1,490	106,088
Columbia Banking System, Inc.	360	12,643
Comerica, Inc.	1,100	64,548
Community Trust Bancorp, Inc.	410	17,027
Cullen/Frost Bankers, Inc.	1,100	61,402
Depfa Bank PLC	31,831	570,933
Deutsche Postbank AG	5,211	438,915
East West Bancorp, Inc.	991	35,101
First Citizens BancShares, Inc., Class A	53	10,740
First Financial Bankshares, Inc.	288	12,056
First Financial Corp.	380	13,471
First Midwest Bancorp, Inc.	270	10,444
First National Bank Alaska	4	8,360
First State Bancorporation	492	12,177
Hancock Holding Co.	390	20,608
HBOS PLC	17,600	389,360
KeyCorp	1,500	57,045
Marshall & Ilsley Corp.	14,444	694,901
Mass Financial Corp., Class A (b)	1,170	3,159
Merchants Bancshares, Inc.	390	8,970
Mitsubishi UFJ Financial Group, Inc.	66	821,215
National Bank of Greece SA	14,253	654,637
Northrim BanCorp, Inc.	401	10,667
PNC Financial Services Group, Inc.	12,540	928,462
S&T Bancorp, Inc.	397	13,764
Sandy Spring Bancorp, Inc.	240	9,163
Sterling Bancorp NY	490	9,653
Sterling Bancshares, Inc.	1,605	20,897
Sterling Financial Corp.	310	10,481
SunTrust Banks, Inc.	6,700	565,815
Susquehanna Bancshares, Inc.	560	15,053
SVB Financial Group (b)	900	41,958
Taylor Capital Group, Inc.	380	13,912
TCF Financial Corp.	1,500	41,130
TriCo Bancshares	502	13,659
Trustmark Corp.	290	9,486
U.S. Bancorp	37,393	1,353,253
UMB Financial Corp.	520	18,985
UniCredito Italiano S.p.A.	52,754	461,119
UnionBanCal Corp.	2,350	143,937
Wachovia Corp.	10,795	614,775
Wells Fargo & Co.	35,274	1,254,343
Whitney Holding Corp.	1,340	43,711
Zions Bancorporation	1,315	108,409
		11,098,269
Consumer Finance—0.0%
Advance America Cash Advance Centers, Inc.	1,380	20,217

	Shares	Value
Advanta Corp., Class B	490	$21,379
Cash America International, Inc.	720	33,768
First Cash Financial Services, Inc. (b)	1,110	28,715
		104,079
Diversified Financial Services—1.9%
Chicago Mercantile Exchange Holdings, Inc., Class A	86	43,838
CIT Group, Inc.	8,000	446,160
Citigroup, Inc.	35,147	1,957,688
Financial Federal Corp.	92	2,706
International Securities Exchange Holdings, Inc.	377	17,640
JPMorgan Chase & Co.	38,281	1,848,972
Medallion Financial Corp.	960	11,875
Nasdaq Stock Market, Inc. (b)	9,400	289,426
		4,618,305
Insurance—2.4%
ACE Ltd.	500	30,285
Ambac Financial Group, Inc.	15,445	1,375,686
American International Group, Inc.	24,906	1,784,764
American Physicians Capital, Inc. (b)	425	17,017
AXA	8,155	328,826
Axis Capital Holdings Ltd.	800	26,696
Baldwin & Lyons, Inc., Class B	388	9,910
CNA Surety Corp. (b)	750	16,125
Commerce Group, Inc.	530	15,767
Delphi Financial Group, Inc., Class A	550	22,253
Genworth Financial, Inc., Class A	17,800	608,938
Hanover Insurance Group, Inc.	580	28,304
Harleysville Group, Inc.	300	10,446
Hartford Financial Services Group, Inc.	6,532	609,501
Horace Mann Educators Corp.	820	16,564
KMG America Corp. (b)	1,162	11,144
Loews Corp.	1,200	49,764
National Western Life Insurance Co., Class A (b)	27	6,214
Navigators Group, Inc. (b)	516	24,861
Old Republic International Corp.	1,800	41,904
Phoenix Companies, Inc.	1,100	17,479
Platinum Underwriters Holdings Ltd.	1,100	34,034
ProAssurance Corp. (b)	422	21,066
ProCentury Corp.	942	17,427
Prudential Financial, Inc.	3,000	257,580
Prudential PLC	39,314	536,997
RLI Corp.	264	14,895
United America Indemnity Ltd., Class A (b)	640	16,211
		5,950,658

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Real Estate Investment Trusts (REITs)—0.8%
Alexandria Real Estate Equities, Inc.	293	$29,417
Archstone-Smith Trust	4,924	286,626
Boston Properties, Inc.	500	55,940
CapitalSource, Inc.	1,060	28,949
Cousins Properties, Inc.	250	8,817
Crescent Real Estate Equities Co.	710	14,022
Equity Office Properties Trust	1,100	52,987
Equity One, Inc.	660	17,596
Equity Residential Property Trust	1,000	50,750
Franklin Street Properties Corp.	808	17,008
General Growth Properties, Inc.	9,525	497,491
Getty Realty Corp.	420	12,978
Healthcare Realty Trust, Inc.	460	18,188
Highland Hospitality Corp.	830	11,827
Home Properties, Inc.	476	28,213
iStar Financial, Inc.	580	27,736
Kimco Realty Corp. (a)	7,584	340,901
Lexington Corporate Properties Trust	685	15,358
Mid-America Apartment Communities, Inc.	130	7,441
National Health Investors, Inc.	100	3,300
Potlatch Corp.	350	15,337
ProLogis	5,100	309,927
Strategic Hotels & Resorts, Inc.	730	15,907
Sun Communities, Inc.	370	11,973
Universal Health Realty Income Trust	310	12,084
Urstadt Biddle Properties, Inc., Class A	610	11,645
Washington Real Estate Investment Trust	710	28,400
		1,930,818
Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc., Class A (b)	1,340	44,488
Jones Lang LaSalle, Inc.	250	23,043
NTT Urban Development Corp.	115	222,396
St. Joe Co.	470	25,178
		315,105
Thrifts & Mortgage Finance—0.2%
Corus Bankshares, Inc.	736	16,979
PMI Group, Inc.	1,200	56,604
Sovereign Bancorp, Inc.	1,630	41,386
TrustCo Bank Corp. NY	790	8,785
Washington Mutual, Inc.	5,800	263,842
		387,596
Health Care—7.4%
Biotechnology—0.8%
Alkermes, Inc. (b)	810	10,830
Biogen Idec, Inc. (b)	9,600	472,224

	Shares	Value
BioMarin Pharmaceuticals, Inc. (b)	520	$8,523
Celgene Corp. (b)	960	55,229
Cephalon, Inc. (b)	410	28,868
Digene Corp. (b)	1,410	67,567
Genentech, Inc. (b)	6,000	486,780
Genzyme Corp. (b)	5,700	351,006
Isis Pharmaceuticals, Inc. (a)(b)	12,463	138,589
Medarex, Inc. (b)	603	8,918
Medimmune, Inc. (b)	570	18,451
Metabolix, Inc. (b)	363	6,875
Onyx Pharmaceuticals, Inc. (b)	900	9,522
OSI Pharmaceuticals, Inc. (b)	360	12,593
Regeneron Pharmaceuticals, Inc. (b)	630	12,644
Theravance, Inc. (b)	520	16,063
Vertex Pharmaceuticals, Inc. (a)(b)	7,770	290,753
		1,995,435
Health Care Equipment & Supplies—0.8%
Analogic Corp.	160	8,982
Beckman Coulter, Inc.	1,250	74,750
Biomet, Inc.	620	25,587
C.R. Bard, Inc.	440	36,507
Cytyc Corp. (b)	10,780	305,074
Dade Behring Holdings, Inc.	730	29,061
DENTSPLY International, Inc.	820	24,477
DJO, Inc. (b)	630	26,977
Gen-Probe, Inc. (b)	540	28,280
Greatbatch, Inc. (b)	298	8,022
Haemonetics Corp. (b)	767	34,530
Hologic, Inc. (b)	753	35,602
Hospira, Inc. (b)	2,015	67,664
Lifecell Corp. (b)	530	12,794
Mentor Corp.	649	31,717
Meridian Bioscience, Inc.	1,133	27,792
Neurometrix, Inc. (b)	880	13,121
ResMed, Inc. (b)	316	15,554
St. Jude Medical, Inc. (b)	1,170	42,775
STERIS Corp.	770	19,381
Varian Medical Systems, Inc. (b)	12,006	571,125
Viasys Healthcare, Inc. (b)	260	7,233
Vital Signs, Inc.	130	6,490
West Pharmaceutical Services, Inc.	477	24,437
Zimmer Holdings, Inc. (b)	5,200	407,576
		1,885,508
Health Care Providers & Services—1.4%
Aetna, Inc.	23,872	1,030,793
AMN Healthcare Services, Inc. (b)	1,100	30,294
Caremark Rx, Inc.	7,800	445,458
CIGNA Corp.	3,127	411,419
Community Health Systems, Inc. (b)	1,100	40,172
Coventry Health Care, Inc. (b)	485	24,274

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Cross Country Healthcare, Inc. (b)	710	$15,492
DaVita, Inc. (b)	690	39,247
Express Scripts, Inc. (b)	620	44,392
Genesis HealthCare Corp. (b)	360	17,003
Gentiva Health Services, Inc. (b)	740	14,104
Henry Schein, Inc. (b)	640	31,347
Hooper Holmes, Inc. (b)	1,280	4,237
Humana, Inc. (b)	5,240	289,824
Kindred Healthcare, Inc. (b)	650	16,412
Laboratory Corp. of America Holdings (b)	670	49,225
Manor Care, Inc.	630	29,560
McKesson Corp.	8,650	438,555
Option Care, Inc.	430	6,128
Owens & Minor, Inc.	360	11,257
Patterson Companies, Inc. (b)	830	29,473
Pediatrix Medical Group, Inc. (b)	1,613	78,876
Psychiatric Solutions, Inc. (b)	1,155	43,336
Quest Diagnostics, Inc.	556	29,468
RehabCare Group, Inc. (b)	310	4,604
Res-Care, Inc. (b)	660	11,979
Rhoen-Klinikum AG	5,476	265,508
Symbion, Inc. (b)	500	9,255
U.S. Physical Therapy, Inc. (b)	450	5,513
United Surgical Partners International, Inc. (b)	340	9,639
Universal Health Services, Inc., Class B	500	27,715
		3,504,559
Health Care Technology—0.0%
Allscripts Healthcare Solutions, Inc. (b)	309	8,340
IMS Health, Inc.	990	27,205
		35,545
Life Sciences Tools & Services—1.0%
Bio-Rad Laboratories, Inc., Class A (b)	200	16,504
Covance, Inc. (b)	360	21,208
Dionex Corp. (b)	610	34,593
Exelixis, Inc. (b)	1,050	9,450
ICON PLC, ADR (b)	570	21,489
Illumina, Inc. (b)	1,228	48,273
Invitrogen Corp. (b)	610	34,520
Millipore Corp. (b)	500	33,300
Nektar Therapeutics (b)	1,840	27,986
PAREXEL International Corp. (b)	550	15,933
Qiagen N.V. (b)	18,745	287,470
Thermo Fisher Scientific, Inc. (b)	36,055	1,632,931
Varian, Inc. (b)	1,520	68,081
Ventana Medical Systems, Inc. (b)	458	19,708
Waters Corp. (b)	880	43,093
		2,314,539

	Shares	Value
Pharmaceuticals—3.4%
Allergan, Inc.	730	$87,410
Alpharma, Inc., Class A	510	12,291
AstraZeneca PLC, ADR	6,300	337,365
GlaxoSmithKline PLC	12,702	334,786
GlaxoSmithKline PLC, ADR	4,606	243,013
Hi-Tech Pharmacal Co., Inc. (b)	1,054	12,827
Johnson & Johnson	22,900	1,511,858
Merck & Co., Inc.	6,000	261,600
Mylan Laboratories, Inc. (a)	27,400	546,904
Novartis AG, ADR	18,781	1,078,781
Novartis AG, Registered Shares	9,515	546,799
Novo-Nordisk A/S, Class B	5,697	474,304
Pfizer, Inc.	55,211	1,429,965
Sanofi-Aventis	5,745	529,019
Takeda Pharmaceutical Co., Ltd.	5,600	384,795
Wyeth	7,800	397,176
		8,188,893
Industrials—7.5%
Aerospace & Defense—2.2%
AAR Corp. (b)	680	19,849
Alliant Techsystems, Inc. (b)	480	37,531
BE Aerospace, Inc. (b)	2,043	52,464
Boeing Co.	17,900	1,590,236
Esterline Technologies Corp. (b)	470	18,908
General Dynamics Corp.	3,512	261,117
KBR, Inc. (b)	236	6,174
L-3 Communications Holdings, Inc.	14,700	1,202,166
Lockheed Martin Corp.	6,100	561,627
Moog, Inc., Class A (b)	230	8,784
Precision Castparts Corp.	8,500	665,380
Rockwell Collins, Inc.	970	61,392
Spirit Aerosystems Holdings, Inc., Class A (b)	1,018	34,073
Teledyne Technologies, Inc. (b)	740	29,696
United Technologies Corp.	12,662	791,628
		5,341,025
Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc.	890	36,392
EGL, Inc. (b)	562	16,736
Expeditors International Washington, Inc.	740	29,970
HUB Group, Inc., Class A (b)	394	10,855
UTI Worldwide, Inc.	660	19,734
		113,687
Airlines—0.2%
Continental Airlines, Inc., Class B (a)(b)	10,300	424,875
Copa Holdings SA, Class A	1,133	52,752
Gol Linhas Aereas Inteligentes SA, ADR	900	25,803

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
JetBlue Airways Corp. (b)	875	$12,425
Skywest, Inc.	510	13,010
		528,865
Building Products—0.0%
Goodman Global, Inc. (b)	443	7,620
Lennox International, Inc.	320	9,795
NCI Building Systems, Inc. (b)	430	22,252
		39,667
Commercial Services & Supplies—0.8%
ABM Industries, Inc.	370	8,403
Casella Waste Systems, Inc., Class A (b)	720	8,806
CBIZ, Inc. (b)	640	4,461
Consolidated Graphics, Inc. (b)	410	24,219
Corporate Executive Board Co.	600	52,620
Dun & Bradstreet Corp. (b)	4,730	391,597
Equifax, Inc.	12,670	514,402
Fuel Tech, Inc. (b)	660	16,262
Healthcare Services Group, Inc.	596	17,260
IHS, Inc., Class A (b)	510	20,135
IKON Office Solutions, Inc.	560	9,167
Kenexa Corp. (b)	874	29,069
Korn/Ferry International (b)	490	11,250
Mobile Mini, Inc. (b)	950	25,593
Monster Worldwide, Inc. (b)	780	36,379
Navigant Consulting, Inc. (b)	160	3,162
Robert Half International, Inc.	1,450	53,824
SAIC, Inc. (b)	1,283	22,824
Stericycle, Inc. (b)	210	15,855
TeleTech Holdings, Inc. (b)	770	18,388
United Stationers, Inc. (b)	230	10,739
Waste Connections, Inc. (b)	830	34,486
Waste Management, Inc.	14,400	529,488
		1,858,389
Construction & Engineering—0.3%
EMCOR Group, Inc. (b)	320	18,192
Fluor Corp.	300	24,495
Foster Wheeler Ltd. (b)	10,200	562,428
Jacobs Engineering Group, Inc. (b)	715	58,301
KHD Humboldt Wedag International Ltd. (b)	960	38,477
Quanta Services, Inc. (b)	1,590	31,275
Washington Group International, Inc. (b)	150	8,969
		742,137
Electrical Equipment—1.4%
ABB Ltd., ADR	36,516	656,558
Belden CDT, Inc.	310	12,118
Cooper Industries Ltd., Class A	600	54,258
Dongfang Electrical Machinery Co., Ltd., Class H (c)	226,000	683,959
Emerson Electric Co.	12,500	551,125
General Cable Corp. (b)	488	21,331
Genlyte Group, Inc. (b)	586	45,772

	Shares	Value
Rockwell Automation, Inc.	470	$28,708
Roper Industries, Inc.	610	30,646
Schneider Electric SA	4,100	453,477
Superior Essex, Inc. (b)	530	17,623
Vestas Wind Systems A/S (b)	18,742	786,465
Woodward Governor Co.	540	21,443
		3,363,483
Industrial Conglomerates—1.5%
General Electric Co.	70,296	2,615,714
McDermott International, Inc. (b)	750	38,145
Siemens AG, Registered Shares	6,407	635,121
Textron, Inc.	4,750	445,408
		3,734,388
Machinery—0.5%
Barnes Group, Inc.	2,288	49,764
Dover Corp.	800	39,216
EnPro Industries, Inc. (b)	510	16,937
Gardner Denver, Inc. (b)	480	17,909
Harsco Corp.	770	58,597
Joy Global, Inc.	1,495	72,268
Kadant, Inc. (b)	242	5,900
Kennametal, Inc.	600	35,310
Mitsubishi Heavy Industries Ltd.	75,000	341,453
Parker Hannifin Corp.	500	38,440
Sandvik AB	29,392	424,729
Terex Corp. (b)	1,350	87,183
Timken Co.	1,160	33,849
Valmont Industries, Inc.	380	21,086
Wabtec Corp.	908	27,585
		1,270,226
Marine—0.1%
Alexander & Baldwin, Inc.	1,000	44,340
American Commercial Lines, Inc. (b)	699	45,791
Kirby Corp. (b)	690	23,550
		113,681
Road & Rail—0.2%
Canadian Pacific Railway Ltd.	800	42,208
CSX Corp.	810	27,888
Dollar Thrifty Automotive Group, Inc. (b)	570	25,998
East Japan Railway Co.	55	366,810
Landstar System, Inc.	1,211	46,236
Norfolk Southern Corp.	575	28,917
Ryder System, Inc.	220	11,233
Werner Enterprises, Inc.	1,020	17,830
		567,120
Trading Companies & Distributors—0.2%
Kaman Corp.	460	10,299
Mitsubishi Corp.	27,400	514,256
Watsco, Inc.	380	17,921
WESCO International, Inc. (b)	310	18,231
		560,707

See Accompanying Notes to Financial Statements.
10

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Transportation Infrastructure—0.0%
Interpool, Inc.	433	$10,115
Information Technology—9.0%
Communications Equipment—1.7%
Anaren, Inc. (b)	840	14,918
Andrew Corp. (b)	640	6,547
AudioCodes Ltd. (b)	2,328	21,813
Black Box Corp.	201	8,440
Cisco Systems, Inc. (b)	55,280	1,510,803
CommScope, Inc. (a)(b)	12,095	368,656
Dycom Industries, Inc. (b)	620	13,094
F5 Networks, Inc. (b)	4,220	313,166
Foundry Networks, Inc. (b)	1,580	23,668
Harris Corp.	1,110	50,905
NICE Systems Ltd., ADR (b)	1,468	45,185
Nokia Oyj	21,460	436,448
Polycom, Inc. (b)	1,490	46,056
QUALCOMM, Inc.	10,600	400,574
Research In Motion Ltd. (b)	3,000	383,340
Telefonaktiebolaget LM Ericsson, Class B	136,227	548,958
Tellabs, Inc. (b)	2,120	21,751
Tollgrade Communications, Inc. (b)	540	5,708
		4,220,030
Computers & Peripherals—1.8%
Apple Computer, Inc. (b)	8,600	729,624
Dell, Inc. (b)	21,600	541,944
Diebold, Inc.	400	18,640
Electronics for Imaging, Inc. (b)	590	15,682
EMC Corp. (b)	41,800	551,760
Emulex Corp. (b)	560	10,926
Hewlett-Packard Co.	33,360	1,374,098
Imation Corp.	190	8,822
International Business Machines Corp.	4,200	408,030
Komag, Inc. (b)	780	29,546
Mobility Electronics, Inc. (b)	881	2,951
NCR Corp. (b)	500	21,380
Network Appliance, Inc. (b)	1,820	71,490
QLogic Corp. (b)	19,000	416,480
SanDisk Corp. (b)	850	36,576
Stratasys, Inc. (b)	687	21,579
Western Digital Corp. (b)	1,050	21,483
		4,281,011
Electronic Equipment & Instruments—1.0%
Agilent Technologies, Inc. (b)	18,700	651,695
Agilysys, Inc.	400	6,696
Amphenol Corp., Class A	4,540	281,843
Anixter International, Inc. (b)	270	14,661
Arrow Electronics, Inc. (b)	1,500	47,325
AU Optronics Corp., ADR	16,895	233,320
Benchmark Electronics, Inc. (b)	600	14,616

	Shares	Value
Brightpoint, Inc. (b)	1,270	$17,082
Coherent, Inc. (b)	250	7,893
Daktronics, Inc.	480	17,688
FLIR Systems, Inc. (b)	1,760	56,021
Global Imaging Systems, Inc. (b)	914	20,062
Hoya Corp.	7,200	281,100
Jabil Circuit, Inc.	770	18,904
Keyence Corp.	1,300	321,242
L-1 Identity Solutions, Inc. (b)	1,620	24,511
Mettler-Toledo International, Inc. (b)	500	39,425
MTS Systems Corp.	360	13,903
NAM TAI Electronics, Inc.	700	10,633
Tektronix, Inc.	1,020	29,753
Trimble Navigation Ltd. (b)	5,750	291,697
Vishay Intertechnology, Inc. (b)	1,080	14,623
		2,414,693
Internet Software & Services—1.1%
Akamai Technologies, Inc. (a)(b)	8,870	471,174
aQuantive, Inc. (b)	1,439	35,486
Baidu.com, Inc., ADR (b)	900	101,448
CNET Networks, Inc. (b)	1,030	9,363
eBay, Inc. (b)	15,700	472,099
Equinix, Inc. (b)	654	49,455
Google, Inc., Class A (b)	2,937	1,352,430
Keynote Systems, Inc. (b)	244	2,586
Perficient, Inc. (b)	560	9,190
Sohu.com, Inc. (b)	1,050	25,200
ValueClick, Inc. (b)	1,260	29,774
VeriSign, Inc. (b)	10,600	254,930
		2,813,135
IT Services—0.6%
Accenture Ltd., Class A	8,900	328,677
Acxiom Corp.	346	8,875
Alliance Data Systems Corp. (b)	990	61,845
CACI International, Inc., Class A (b)	580	32,770
Cognizant Technology Solutions Corp., Class A (b)	7,070	545,521
CSG Systems International, Inc. (b)	197	5,266
Euronet Worldwide, Inc. (b)	700	20,783
First Data Corp.	10,400	265,408
Fiserv, Inc. (b)	850	44,557
MAXIMUS, Inc.	220	6,772
MPS Group, Inc. (b)	3,340	47,361
Paychex, Inc.	1,110	43,889
		1,411,724
Semiconductors & Semiconductor Equipment—1.4%
Actel Corp. (b)	565	10,260
Advanced Energy Industries, Inc. (b)	490	9,246
ASML Holding N.V., N.Y. Registered Shares (a)(b)	13,600	334,968
Asyst Technologies, Inc. (b)	1,012	7,398

See Accompanying Notes to Financial Statements.
11

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Atheros Communications, Inc. (b)	2,175	$46,371
ATMI, Inc. (b)	330	10,075
Brooks Automation, Inc. (b)	407	5,861
Cabot Microelectronics Corp. (b)	210	7,127
Cymer, Inc. (b)	890	39,115
Exar Corp. (b)	610	7,930
Fairchild Semiconductor International, Inc. (b)	26,190	440,254
FEI Co. (b)	701	18,485
FormFactor, Inc. (b)	485	18,066
Intel Corp.	37,900	767,475
Intersil Corp., Class A	600	14,352
KLA-Tencor Corp.	1,440	71,640
Lam Research Corp. (b)	750	37,965
Marvell Technology Group Ltd. (b)	25,020	480,134
MEMC Electronic Materials, Inc. (b)	2,340	91,588
National Semiconductor Corp.	1,380	31,326
NVIDIA Corp. (b)	2,560	94,746
Qimonda AG, ADR (b)	1,334	23,358
Samsung Electronics Co., Ltd., GDR (d)	7	2,303
Samsung Electronics Co., Ltd., GDR, Registered Shares (d)	1,061	347,428
Sigmatel, Inc. (b)	1,430	6,263
SiRF Technology Holdings, Inc. (b)	353	9,009
Standard Microsystems Corp. (b)	550	15,389
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	24,243	264,976
Tessera Technologies, Inc. (b)	1,294	52,200
Varian Semiconductor Equipment Associates, Inc. (b)	325	14,794
Veeco Instruments, Inc. (b)	410	7,679
Verigy Ltd. (b)	2,545	45,174
Xilinx, Inc.	1,080	25,715
		3,358,670
Software—1.4%
Activision, Inc. (b)	3,666	63,202
Adobe Systems, Inc. (b)	10,200	419,424
Amdocs Ltd. (b)	890	34,487
ANSYS, Inc. (b)	750	32,617
Aspen Technology, Inc. (b)	1,560	17,191
Autodesk, Inc. (b)	1,072	43,373
BEA Systems, Inc. (b)	1,820	22,896
BMC Software, Inc. (b)	960	30,912
Cadence Design Systems, Inc. (b)	1,600	28,656
Captaris, Inc. (b)	1,260	9,790
Citrix Systems, Inc. (b)	1,256	33,975
Double-Take Software, Inc. (b)	229	2,950
Electronic Arts, Inc. (b)	980	49,353
Hyperion Solutions Corp. (b)	747	26,847
Informatica Corp. (b)	1,230	15,018
Intuit, Inc. (b)	1,574	48,023

	Shares	Value
Lawson Software, Inc. (b)	1,500	$11,085
Macrovision Corp. (b)	1,192	33,686
MapInfo Corp. (b)	510	6,656
Micros Systems, Inc. (b)	922	48,589
Microsoft Corp.	51,560	1,539,582
MSC.Software Corp. (b)	810	12,336
Oracle Corp. (b)	14,700	251,958
Progress Software Corp. (b)	656	18,322
Quality Systems, Inc. (b)	590	21,989
Quest Software, Inc. (b)	1,250	18,312
Salesforce.com, Inc. (b)	350	12,758
SAP AG	4,640	246,432
SPSS, Inc. (b)	560	16,839
Sybase, Inc. (b)	520	12,844
Synchronoss Technologies, Inc. (b)	521	7,148
Synopsys, Inc. (b)	900	24,057
THQ, Inc. (a)(b)	7,730	251,380
Transaction Systems Architects, Inc. (b)	852	27,750
Ultimate Software Group, Inc. (b)	939	21,841
		3,462,278
Materials—2.7%
Chemicals—1.3%
Air Products & Chemicals, Inc.	4,825	339,101
Cytec Industries, Inc.	500	28,255
E.I. du Pont de Nemours & Co.	9,600	467,616
H.B. Fuller Co.	850	21,947
Hercules, Inc. (b)	2,180	42,096
Linde AG	6,849	705,992
Minerals Technologies, Inc.	240	14,110
Monsanto Co.	8,960	470,669
Potash Corp. of Saskatchewan, Inc.	260	37,305
PPG Industries, Inc.	575	36,921
Rohm and Haas Co.	3,800	194,256
Sensient Technologies Corp.	580	14,268
Shin-Etsu Chemical Co., Ltd.	4,100	272,956
Tokuyama Corp.	32,000	484,188
		3,129,680
Construction Materials—0.5%
Eagle Materials, Inc.	530	22,912
Florida Rock Industries, Inc.	430	18,512
Holcim Ltd., Registered Shares	9,061	828,099
Martin Marietta Materials, Inc.	275	28,575
Vulcan Materials Co. (a)	3,005	270,059
		1,168,157
Containers & Packaging—0.2%
AptarGroup, Inc.	280	16,531
Crown Holdings, Inc. (b)	18,800	393,296
Greif, Inc., Class A	330	39,072
Packaging Corp. of America	1,900	41,990
		490,889

See Accompanying Notes to Financial Statements.
12

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Metals & Mining—0.4%
AK Steel Holding Corp. (b)	820	$13,858
Allegheny Technologies, Inc. (a)	2,110	191,335
Carpenter Technology Corp.	150	15,378
Coeur d'Alene Mines Corp. (b)	5,030	24,898
Freeport-McMoRan Copper & Gold, Inc., Class B	5,220	290,911
Metal Management, Inc.	240	9,084
Phelps Dodge Corp.	2,580	308,878
RTI International Metals, Inc. (b)	230	17,991
Stillwater Mining Co. (b)	680	8,493
Titanium Metals Corp. (b)	480	14,165
Worthington Industries, Inc.	600	10,632
Zinifex Ltd.	3,580	52,975
		958,598
Paper & Forest Products—0.3%
Glatfelter Co.	840	13,020
Mercer International, Inc. (b)	1,100	13,057
Weyerhaeuser Co.	10,725	757,721
		783,798
Telecommunication Services—1.4%
Diversified Telecommunication Services—0.9%
AT&T, Inc.	22,054	788,430
Iowa Telecommunications Services, Inc.	450	8,870
Level 3 Communications, Inc. (a)(b)	29,278	163,957
North Pittsburgh Systems, Inc.	380	9,173
Time Warner Telecom, Inc., Class A (a)(b)	26,415	526,451
Verizon Communications, Inc.	18,699	696,351
		2,193,232
Wireless Telecommunication Services—0.5%
American Tower Corp., Class A (b)	16,667	621,346
Crown Castle International Corp. (b)	1,900	61,370
Dobson Communications Corp., Class A (b)	2,230	19,423
Leap Wireless International, Inc. (b)	1,240	73,743
Millicom International Cellular SA (b)	536	33,039
NII Holdings, Inc. (a)(b)	7,620	491,033
SBA Communications Corp., Class A (b)	1,213	33,357
		1,333,311
Utilities—1.7%
Electric Utilities—1.0%
ALLETE, Inc.	220	10,239
American Electric Power Co., Inc.	1,700	72,386

	Shares	Value
Edison International	19,400	$882,312
El Paso Electric Co. (b)	610	14,866
Entergy Corp.	7,829	722,773
FPL Group, Inc.	1,100	59,862
Hawaiian Electric Industries, Inc.	1,000	27,150
Maine & Maritimes Corp. (b)(c)	130	1,973
MGE Energy, Inc.	320	11,706
Otter Tail Corp.	410	12,776
PPL Corp.	18,500	663,040
Puget Energy, Inc.	590	14,962
		2,494,045
Gas Utilities—0.0%
AGL Resources, Inc.	1,100	42,801
Northwest Natural Gas Co.	300	12,732
Questar Corp.	350	29,068
WGL Holdings, Inc.	440	14,335
		98,936
Independent Power Producers & Energy Traders—0.1%
AES Corp. (b)	5,280	116,371
Multi-Utilities—0.6%
CH Energy Group, Inc.	420	22,176
PG&E Corp. (a)	11,411	540,082
Public Service Enterprise Group, Inc.	10,700	710,266
Sempra Energy	900	50,436
Wisconsin Energy Corp.	1,400	66,444
		1,389,404
Total Common Stocks (cost of $125,019,364)		149,401,104
	Par
CORPORATE FIXED-INCOME BONDS & NOTES—11.8%
Basic Materials—0.5%
Chemicals—0.2%
Huntsman International LLC 7.875% 11/15/14(d)	$200,000	201,500
Lyondell Chemical Co. 8.000% 09/15/14	25,000	25,938
8.250% 09/15/16	160,000	168,000
		395,438
Forest Products & Paper—0.1%
Georgia-Pacific Corp. 8.000% 01/15/24	200,000	203,000
Metals & Mining—0.2%
Alcan, Inc. 4.500% 05/15/13	325,000	305,936
Vale Overseas Ltd. 6.250% 01/23/17	200,000	200,909
		506,845

See Accompanying Notes to Financial Statements.
13

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Communications—2.0%
Media—0.9%
Charter Communications Holdings II LLC 10.250% 09/15/10	$200,000	$209,250
Comcast Cable Communications, Inc. 7.125% 06/15/13	9,000	9,699
CSC Holdings, Inc. 7.625% 04/01/11	190,000	193,563
Dex Media West LLC 9.875% 08/15/13	55,000	59,950
EchoStar DBS Corp. 6.625% 10/01/14	175,000	170,625
Jones Intercable, Inc. 7.625% 04/15/08	350,000	359,344
Lamar Media Corp. 7.250% 01/01/13	200,000	203,750
News America, Inc. 6.550% 03/15/33	200,000	200,974
Quebecor Media, Inc. 7.750% 03/15/16	190,000	194,037
R.H. Donnelley, Inc. 10.875% 12/15/12	130,000	141,700
Sinclair Broadcast Group, Inc. 8.000% 03/15/12	190,000	196,175
TCI Communications, Inc. 9.875% 06/15/22	5,000	6,580
Time Warner, Inc. 6.625% 05/15/29	300,000	303,826
		2,249,473
Telecommunication Services—1.1%
AT&T Wireless Services, Inc. 8.125% 05/01/12	3,000	3,376
8.750% 03/01/31	153,000	198,833
BellSouth Corp. 6.000% 10/15/11	2,000	2,052
Citizens Communications Co. 7.875% 01/15/27(d)	30,000	30,300
9.000% 08/15/31	65,000	70,525
Dobson Cellular Systems, Inc. 9.875% 11/01/12	200,000	218,000
Embarq Corp. 7.995% 06/01/36	15,000	15,609
France Telecom SA 7.750% 03/01/11	1,000	1,089
Intelsat Bermuda Ltd. 9.250% 06/15/16(d)	190,000	204,250
Lucent Technologies, Inc. 6.450% 03/15/29	200,000	184,500
Qwest Corp. 8.875% 03/15/12	200,000	222,750
SBC Communication, Inc. 5.100% 09/15/14	40,000	38,838

	Par	Value
Sprint Capital Corp. 6.125% 11/15/08	$3,000	$3,035
6.875% 11/15/28	200,000	200,202
8.750% 03/15/32	13,000	15,647
Telefonica Emisones SAU 5.984% 06/20/11	300,000	305,379
Telefonos de Mexico SA de CV 4.500% 11/19/08	16,000	15,711
Verizon Global Funding Corp. 7.750% 12/01/30	328,000	384,737
Verizon New England, Inc. 6.500% 09/15/11	20,000	20,563
Vodafone Group PLC 5.000% 12/16/13	300,000	289,948
Windstream Corp. 8.625% 08/01/16(d)	200,000	219,000
		2,644,344
Consumer Cyclical—1.2%
Airlines—0.1%
United Airlines, Inc. 9.200% 03/22/08(e)	396,351	194,212
Apparel—0.1%
Levi Strauss & Co. 9.750% 01/15/15	180,000	193,950
Auto Manufacturers—0.1%
DaimlerChrysler NA Holding Corp. 4.050% 06/04/08	20,000	19,572
8.500% 01/18/31	150,000	178,565
Ford Motor Co. 4.250% 12/15/36	13,000	13,894
		212,031
Auto Parts & Equipment—0.1%
Goodyear Tire & Rubber Co. 9.000% 07/01/15	200,000	209,500
Home Builders—0.2%
D.R. Horton, Inc. 5.625% 09/15/14	290,000	280,106
K. Hovnanian Enterprises, Inc. 6.000% 01/15/10	40,000	38,300
6.375% 12/15/14	20,000	19,200
6.500% 01/15/14	50,000	48,500
KB Home 5.875% 01/15/15	90,000	82,524
		468,630
Leisure Time—0.1%
Royal Caribbean Cruises Ltd. 6.875% 12/01/13	50,000	50,682
8.750% 02/02/11	100,000	109,295
		159,977

See Accompanying Notes to Financial Statements.
14

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Lodging—0.2%
Harrah's Operating Co., Inc. 5.625% 06/01/15	$225,000	$192,971
MGM Mirage 6.000% 10/01/09	45,000	44,888
8.500% 09/15/10	90,000	96,300
Station Casinos, Inc. 6.875% 03/01/16	20,000	17,950
Wynn Las Vegas LLC 6.625% 12/01/14	115,000	114,281
		466,390
Retail—0.3%
AmeriGas Partners LP 7.125% 05/20/16	75,000	75,000
AutoNation, Inc. 7.374% 04/15/13(f)	10,000	10,050
Couche-Tard US LP 7.500% 12/15/13	185,000	189,163
Home Depot, Inc. 5.400% 03/01/16	225,000	220,060
Target Corp. 3.375% 03/01/08	3,000	2,937
5.375% 06/15/09	9,000	9,051
Wal-Mart Stores, Inc. 4.000% 01/15/10	450,000	436,040
		942,301
Consumer Non-Cyclical—1.7%
Beverages—0.3%
Coca-Cola Enterprises, Inc. 5.750% 11/01/08	35,000	35,354
Cott Beverages, Inc. 8.000% 12/15/11	190,000	193,800
Diageo Capital PLC 3.375% 03/20/08	410,000	400,426
		629,580
Commercial Services—0.3%
Ashtead Capital, Inc. 9.000% 08/15/16(d)	50,000	53,500
Avis Budget Car Rental LLC 7.625% 05/15/14(d)	200,000	195,000
Corrections Corp. of America 7.500% 05/01/11	155,000	159,650
Iron Mountain, Inc. 7.750% 01/15/15	200,000	204,000
Service Corp. International 6.750% 04/01/16	5,000	4,975
United Rentals North America, Inc. 7.750% 11/15/13	200,000	200,750
		817,875

	Par	Value
Cosmetics/Personal Care—0.0%
Procter & Gamble Co. 4.750% 06/15/07	$104,000	$103,823
Food—0.1%
Kroger Co. 6.200% 06/15/12	325,000	333,257
Healthcare Services—0.7%
Aetna, Inc. 6.625% 06/15/36	265,000	283,381
HCA, Inc. 9.250% 11/15/16(d)	60,000	64,275
9.625% 11/15/16(d)	140,000	150,500
Tenet Healthcare Corp. 9.875% 07/01/14	200,000	203,500
Triad Hospitals, Inc. 7.000% 05/15/12	55,000	55,963
UnitedHealth Group, Inc. 3.375% 08/15/07	435,000	429,656
WellPoint, Inc. 6.375% 01/15/12	8,000	8,329
6.800% 08/01/12	375,000	397,753
		1,593,357
Household Products/Wares—0.2%
American Greetings Corp. 7.375% 06/01/16	200,000	205,500
Fortune Brands, Inc. 5.375% 01/15/16	290,000	274,981
Scotts Co. 6.625% 11/15/13	65,000	68,087
		548,568
Pharmaceuticals—0.1%
Omnicare, Inc. 6.750% 12/15/13	190,000	187,625
Energy—0.9%
Coal—0.1%
Peabody Energy Corp. 6.875% 03/15/13	140,000	143,500
Oil & Gas—0.4%
Anadarko Petroleum Corp. 6.450% 09/15/36	125,000	126,312
Chesapeake Energy Corp. 6.375% 06/15/15	200,000	198,000
Devon Financing Corp. ULC 7.875% 09/30/31	200,000	240,625
Marathon Oil Corp. 6.800% 03/15/32	250,000	276,833
Valero Energy Corp. 6.875% 04/15/12	240,000	253,754
		1,095,524

See Accompanying Notes to Financial Statements.
15

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Pipelines—0.4%
El Paso Performance-Linked Trust 7.750% 07/15/11(d)	$200,000	$211,500
Energy Transfer Partners LP 6.625% 10/15/36	175,000	180,192
MarkWest Energy Partners LP 8.500% 07/15/16(d)	200,000	208,000
Plains All American Pipeline LP 6.650% 01/15/37(d)	200,000	203,056
TEPPCO Partners LP 7.625% 02/15/12	10,000	10,752
Williams Companies, Inc. 6.375% 10/01/10(d)	60,000	60,375
8.125% 03/15/12	125,000	135,313
		1,009,188
Financials—3.7%
Banks—1.0%
Capital One Bank 4.875% 05/15/08	190,000	188,829
Capital One Financial Corp. 5.500% 06/01/15	15,000	14,990
HSBC Capital Funding LP 9.547% 12/31/49(d)(f)	550,000	619,660
Marshall & Ilsley Corp. 4.375% 08/01/09	40,000	39,122
Mellon Funding Corp. 4.875% 06/15/07	4,000	3,993
National City Bank 4.625% 05/01/13	19,000	18,302
SunTrust Preferred Capital I 5.853% 12/31/49(f)	200,000	201,526
U.S. Bank N.A. 6.375% 08/01/11	19,000	19,834
Wachovia Corp. 4.875% 02/15/14	600,000	578,338
Wells Fargo & Co. 5.125% 09/01/12	750,000	748,104
		2,432,698
Diversified Financial Services—2.0%
American Express Co. 3.750% 11/20/07	3,000	2,960
4.750% 06/17/09	13,000	12,897
American Express Credit Corp. 3.000% 05/16/08	375,000	363,962
CIT Group, Inc. 7.375% 04/02/07	7,000	7,033
Citicorp 8.040% 12/15/19(d)	575,000	676,206
Citigroup Global Markets Holdings, Inc. 6.500% 02/15/08	7,000	7,083
Citigroup, Inc. 5.000% 09/15/14	37,000	36,127

	Par	Value
Countrywide Home Loans, Inc. 4.125% 09/15/09	$280,000	$271,932
Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	375,000	370,920
Dow Jones CDX High Yield Index 8.375% 12/29/11(d)	200,000	204,360
Ford Motor Credit Co. 7.375% 02/01/11	200,000	197,989
General Electric Capital Corp. 5.000% 01/08/16(a)	485,000	473,982
GMAC LLC 8.000% 11/01/31	165,000	189,431
Goldman Sachs Group, Inc. 6.345% 02/15/34	360,000	364,410
HSBC Finance Corp. 5.000% 06/30/15	50,000	48,618
JPMorgan Chase Capital XV 5.875% 03/15/35	475,000	464,085
Lehman Brothers Holdings, Inc. 5.750% 07/18/11	75,000	76,466
MassMutual Global Funding II 2.550% 07/15/08(d)	6,000	5,750
Merrill Lynch & Co., Inc. 4.125% 01/15/09	375,000	367,451
6.000% 02/17/09	12,000	12,196
Morgan Stanley 4.750% 04/01/14	40,000	38,245
6.750% 04/15/11	235,000	248,389
Principal Life Global Funding 6.250% 02/15/12(d)	17,000	17,707
SLM Corp. 5.375% 05/15/14	525,000	520,833
		4,979,032
Insurance—0.4%
American International Group, Inc. 2.875% 05/15/08	575,000	556,325
Genworth Financial, Inc. 6.150% 11/15/66(f)	150,000	149,789
Metlife, Inc. 6.400% 12/15/36(f)	215,000	215,990
Prudential Financial, Inc. 4.500% 07/15/13	2,000	1,906
		924,010
Real Estate—0.1%
EOP Operating LP 7.000% 07/15/11	250,000	270,545
ERP Operating LP 5.200% 04/01/13	1,000	989
		271,534
Real Estate Investment Trusts (REITs)—0.2%
Health Care Property Investors, Inc. 6.450% 06/25/12	384,000	396,469
Simon Property Group LP 5.750% 12/01/15	25,000	25,364
		421,833

See Accompanying Notes to Financial Statements.
16

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Savings & Loans—0.0%
Washington Mutual, Inc. 4.625% 04/01/14	$21,000	$19,659
5.625% 01/15/07	20,000	20,001
		39,660
Industrials—0.7%
Aerospace & Defense—0.1%
L-3 Communications Corp. 6.375% 10/15/15	140,000	138,600
Lockheed Martin Corp. 6.150% 09/01/36	20,000	21,013
Raytheon Co. 5.375% 04/01/13	5,000	4,996
8.300% 03/01/10	150,000	162,851
United Technologies Corp. 7.125% 11/15/10	25,000	26,620
		354,080
Environmental Control—0.2%
Allied Waste North America, Inc. 7.125% 05/15/16	200,000	198,000
Waste Management, Inc. 7.375% 08/01/10	160,000	170,193
		368,193
Machinery—0.1%
Caterpillar Financial Services Corp. 3.625% 11/15/07	250,000	246,353
Machinery-Diversified—0.0%
Manitowoc Co., Inc. 7.125% 11/01/13	85,000	85,850
Miscellaneous Manufacturing—0.1%
Bombardier, Inc. 6.300% 05/01/14(d)	215,000	202,100
Packaging & Containers—0.2%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	200,000	207,500
Owens-Illinois, Inc. 7.500% 05/15/10	190,000	190,712
		398,212
Transportation—0.0%
CSX Corp. 6.750% 03/15/11	35,000	36,750
Union Pacific Corp. 3.875% 02/15/09	25,000	24,258
		61,008
Technology—0.2%
Computers—0.1%
International Business Machines Corp. 6.220% 08/01/27	340,000	357,428

	Par	Value
Semiconductors—0.1%
Freescale Semiconductor, Inc. 9.125% 12/15/14(d)	$195,000	$193,781
10.125% 12/15/16(d)	10,000	10,013
		203,794
Utilities—0.9%
Electric—0.8%
AES Corp. 7.750% 03/01/14	175,000	184,625
American Electric Power Co., Inc. 5.250% 06/01/15	330,000	322,149
CMS Energy Corp. 6.875% 12/15/15	20,000	20,650
8.500% 04/15/11	15,000	16,312
Commonwealth Edison Co. 5.950% 08/15/16	275,000	278,027
Consolidated Edison Co. of New York 4.700% 06/15/09	7,000	6,919
Energy East Corp. 6.750% 06/15/12	1,000	1,049
Nevada Power Co. 6.500% 04/15/12	30,000	30,797
NiSource Finance Corp. 5.400% 07/15/14	9,000	8,721
NRG Energy, Inc. 7.250% 02/01/14	20,000	20,150
7.375% 02/01/16	180,000	180,900
NY State Electric & Gas Corp. 5.750% 05/01/23	1,000	957
Progress Energy, Inc. 7.750% 03/01/31	250,000	300,491
Public Service Electric & Gas Co. 4.000% 11/01/08	5,000	4,882
Southern California Edison Co. 5.000% 01/15/14	300,000	292,234
Virginia Electric & Power Co. 5.375% 02/01/07	182,000	181,964
		1,850,827
Gas—0.1%
Sempra Energy 4.750% 05/15/09	225,000	222,219
Total Corporate Fixed-Income Bonds & Notes (cost of $29,001,867)		28,727,219
MORTGAGE-BACKED SECURITIES—10.2%
Federal Home Loan Mortgage Corp. 5.500% 12/01/20	35,663	35,634
5.500% 01/01/21	1,738,216	1,738,234
5.500% 07/01/21	280,864	280,647

See Accompanying Notes to Financial Statements.
17

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
5.500% 08/01/21	$5,289,329	$5,285,252
5.500% 12/01/32	66,874	66,251
5.500% 08/01/35	141,255	139,723
5.500% 10/01/35	352,432	348,611
5.500% 11/01/35	914,408	904,492
6.000% 11/01/14	47,975	48,684
6.500% 12/01/10	19,487	19,869
6.500% 05/01/11	28,763	29,415
6.500% 06/01/11	202,538	207,128
6.500% 03/01/26	96,525	99,065
6.500% 06/01/26	98,415	101,004
6.500% 03/01/27	27,063	27,775
6.500% 09/01/28	119,926	123,039
6.500% 06/01/31	307,231	314,437
6.500% 07/01/31	33,046	33,852
6.500% 11/01/32	21,716	22,204
7.000% 04/01/29	9,028	9,316
7.000% 08/01/31	13,943	14,342
7.500% 07/01/15	1,819	1,895
7.500% 01/01/30	18,368	19,117
8.000% 09/01/15	9,906	10,450
12.000% 07/01/20	63,493	68,858
Federal National Mortgage Association 5.500% 02/01/21	2,210,595	2,210,273
5.500% 09/01/35	761,584	752,885
5.500% 10/01/35	877,841	867,814
5.500% 11/01/35	1,091,195	1,078,732
5.500% 12/01/35	1,889,494	1,867,914
5.500% 04/01/36	150,431	148,660
5.500% 05/01/36	2,777,410	2,744,718
5.500% 11/01/36	2,568,120	2,537,891
6.000% 07/01/31	35,592	35,940
6.000% 07/01/35	629,579	633,979
6.000% 02/01/36	182,947	184,186
6.000% 04/01/36	35,524	35,765
6.000% 09/01/36	503,001	506,406
6.120% 10/01/08	223,339	225,375
6.500% 12/01/31	2,512	2,572
6.500% 05/01/33	5,318	5,445
6.500% 08/01/34	332,367	338,953
7.000% 07/01/31	21,365	21,985
7.000% 07/01/32	14,087	14,491
7.000% 12/01/32	185,191	190,503
7.500% 09/01/15	14,546	15,061
7.500% 02/01/30	9,600	9,997
7.500% 08/01/31	38,344	39,895
8.000% 04/01/30	2,338	2,465
8.000% 05/01/30	10,366	10,933
Government National Mortgage Association 5.750% 07/20/25(f)	23,039	23,332
6.000% 03/15/29	3,058	3,108
6.500% 05/15/13	39,649	40,620
6.500% 05/15/24	26,237	26,957
6.500% 04/15/29	32,560	33,488

	Par	Value
6.500% 05/15/29	$18,430	$18,956
7.000% 11/15/13	4,185	4,319
7.000% 06/15/31	3,651	3,773
7.000% 06/15/32	1,278	1,321
7.500% 09/15/29	14,361	14,985
8.000% 03/15/26	270,872	287,096
9.000% 12/15/17	3,632	3,879
Total Mortgage-Backed Securities (cost of $24,601,859)		24,893,966
GOVERNMENT & AGENCY OBLIGATIONS—4.1%
Foreign Government Obligations—0.4%
Province of Ontario 3.500% 09/17/07	35,000	34,554
Province of Quebec 5.000% 07/17/09	500,000	498,558
United Mexican States 7.500% 04/08/33	398,000	469,640
		1,002,752
U.S. Government Agencies—1.7%
Federal Home Loan Bank 5.125% 10/19/16	1,000,000	1,008,269
Federal Home Loan Mortgage Corp. 6.750% 03/15/31	20,000	24,213
Federal National Mortgage Association 5.250% 08/01/12	3,125,000	3,140,194
		4,172,676
U.S. Government Obligations—2.0%
U.S. Treasury Bonds 6.250% 08/15/23	2,585,000	2,975,377
7.250% 05/15/16	450,000	534,920
U.S. Treasury Inflation Indexed Bonds 2.500% 07/15/16	1,224,290	1,233,567
U.S. Treasury Notes 3.875% 02/15/13	200,000	191,414
		4,935,278
Total Government & Agency Obligations (cost of $9,998,488)		10,110,706
COLLATERALIZED MORTGAGE OBLIGATIONS—4.0%
Agency—2.9%
Federal Home Loan Mortgage Corp. 4.000% 09/15/15	160,000	155,486
4.500% 03/15/18	1,500,000	1,462,524
4.500% 03/15/21	180,000	174,338
4.500% 08/15/28	597,000	577,627
5.000% 12/15/15	377,372	375,674
6.000% 02/15/28	807,900	816,359

See Accompanying Notes to Financial Statements.
18

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Federal National Mortgage Association 5.000% 07/25/15	$1,500,000	$1,488,275
5.000% 12/25/15	615,000	609,044
6.000% 04/25/32	1,460,000	1,475,974
		7,135,301
Non - Agency—1.1%
American Mortgage Trust 8.445% 09/27/22(f)	11,953	7,195
Countrywide Alternative Loan Trust 5.250% 03/25/35	76,862	75,633
5.250% 08/25/35	474,989	473,570
5.500% 10/25/35	742,629	738,042
JPMorgan Mortgage Trust 6.087% 10/25/36	1,030,339	1,031,905
Rural Housing Trust 6.330% 04/01/26	4,007	3,999
Washington Mutual Mortgage Securities Corp. 5.500% 10/25/35	175,726	175,625
Wells Fargo Alternative Loan Trust 5.500% 02/25/35	75,223	73,762
		2,579,731
Total Collateralized Mortgage Obligations (cost of $9,885,068)		9,715,032
COMMERCIAL MORTGAGE-BACKED SECURITIES—2.1%
Bear Stearns Commercial Mortgage Securities 4.680% 08/13/39	32,000	30,992
5.449% 12/11/40	170,000	170,542
First Union Chase Commercial Mortgage 6.645% 06/15/31	665,063	679,624
LB-UBS Commercial Mortgage Trust 5.084% 02/15/31	120,000	119,516
6.510% 12/15/26	2,750,000	2,869,864
Merrill Lynch Mortgage Trust 5.244% 11/12/37	100,000	99,826
Morgan Stanley Capital I 4.970% 12/15/41(f)	73,000	71,473
5.370% 12/15/43	984,000	980,694
PNC Mortgage Acceptance Corp. 5.910% 03/12/34	19,230	19,361
Total Commercial Mortgage-Backed Securities (cost of $5,050,156)		5,041,892
ASSET-BACKED SECURITIES—0.6%
BMW Vehicle Owner Trust 3.320% 02/25/09	65,000	64,374
Consumer Funding LLC 5.430% 04/20/15	510,000	516,515

	Par	Value
Ford Credit Auto Owner Trust 3.540% 11/15/08	$155,000	$153,192
Green Tree Financial Corp. 6.870% 01/15/29	116,244	119,514
Honda Auto Receivables Owner Trust 3.060% 10/21/09	80,000	78,950
Nissan Auto Receivables Owner Trust 2.700% 12/17/07	935	934
Origen Manufactured Housing 3.380% 08/15/17	305,333	301,887
Providian Gateway Master Trust 3.350% 09/15/11(d)	200,000	197,468
Total Asset-Backed Securities (cost of $1,454,165)		1,432,834
CONVERTIBLE BONDS—0.3%
Communications—0.3%
Media—0.3%
Liberty Media Corp. 0.750% 03/30/23	600,000	760,500
Total Convertible Bonds (cost of $657,531)		760,500
	Shares
INVESTMENT COMPANIES—0.0%
iShares Nasdaq Biotechnology Index Fund (b)	540	41,990
iShares Russell 2000 Value Index Fund	150	12,003
Total Investment Companies (cost of $51,409)		53,993
SECURITIES LENDING COLLATERAL—4.0%
State Street Navigator Securities Lending Prime Portfolio (g)	9,753,270	9,753,270
Total Securities Lending Collateral (cost of $9,753,270)		9,753,270
	Par
SHORT-TERM OBLIGATIONS—5.3%
Repurchase Agreement—5.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 4.760%, collateralized by U.S. Treasury Notes and Bonds with various maturities to 02/15/25, market value of $13,026,601 (repurchase proceeds $12,755,743)	$12,749,000	12,749,000

See Accompanying Notes to Financial Statements.
19

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
U.S. Government Obligation—0.1%
U.S. Treasury Bill 4.805% 03/15/07(h)	$300,000	$296,356
Total Short-Term Obligations (cost of $13,045,356)		13,045,356
Total Investments—103.7% (cost of $228,518,533)(i)		252,935,872
Other Assets & Liabilities, Net—(3.7)%		(9,054,489)
Net Assets—100.0%		$243,881,383

Notes to Investment Portfolio:

(a)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $9,479,231.

(b)  Non-income producing security.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities, which are not illiquid, amounted to $4,278,032, which represents 1.8% of net assets.

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2006, the value of this security is $194,212, which represents 0.1% of net assets.

(f)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2006.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  All of this security with a market value of $296,356 is pledged as collateral for open futures contracts.

(i)  Cost for federal income tax purposes is $229,703,190.

At December 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	6	$2,142,600	$2,133,278	Mar-2007	$9,322

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	61.3
Corporate Fixed-Income Bonds & Notes	11.8
Mortgage-Backed Securites	10.2
Government & Agency Obligations	4.1
Collateralized Mortgage Obligations	4.0
Commercial Mortgage-Backed Securities	2.1
Asset-Backed Securities	0.6
Convertible Bonds	0.3
Investment Companies	0.0	*
	94.4
Securities Lending Collateral	4.0
Short-Term Obligations	5.3
Other Assets & Liabilities, Net	(3.7)
	100.0

* Rounds to less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.
20

Statement of Assets and Liabilities

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$228,518,533
Investments, at value (including securities on loan of $9,479,231)	$252,935,872
Cash	55,932
Foreign currency (cost of $129,964)	129,819
Receivable for:
Investments sold	183,600
Fund shares sold	3,885
Interest	830,297
Dividends	139,900
Foreign tax reclaims	18,663
Securities lending	1,135
Expense reimbursement due from Investment Advisor	25,823
Deferred Trustees' compensation plan	21,903
Total Assets	254,346,829
Liabilities
Collateral on securities loaned	9,753,270
Payable for:
Investments purchased	350,231
Fund shares repurchased	46,049
Futures variation margin	8,100
Investment advisory fee	93,879
Administration fee	31,293
Transfer agent fee	23
Pricing and bookkeeping fees	15,184
Trustees' fees	50,688
Audit fee	35,378
Distribution fee — Class B	13,263
Custody fee	14,233
Chief compliance officer expenses	2,019
Deferred Trustees' fees	21,903
Other liabilities	29,933
Total Liabilities	10,465,446
Net Assets	$243,881,383
Net Assets Consist of
Paid-in capital	$193,305,334
Undistributed net investment income	5,884,617
Accumulated net realized gain	20,263,815
Net unrealized appreciation on:
Investments	24,417,339
Foreign currency translations	956
Futures contracts	9,322
Net Assets	$243,881,383
Class A:
Net assets	$183,605,152
Shares outstanding	11,605,060
Net asset value per share	$15.82
Class B:
Net assets	$60,276,231
Shares outstanding	3,826,096
Net asset value per share	$15.75

See Accompanying Notes to Financial Statements.
21

Statement of Operations

Columbia Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$2,487,069
Interest	5,118,071
Securities lending	4,672
Total Investment Income (net of foreign taxes withheld of $80,228)	7,609,812
Expenses
Investment advisory fee	1,126,444
Administration fee	375,481
Distribution fee—Class B	153,416
Transfer agent fee	322
Pricing and bookkeeping fees	174,429
Trustees' fees	20,926
Custody fee	170,661
Chief compliance officer expenses	5,720
Non-recurring costs (See Note 8)	1,104
Other expenses	115,306
Total Expenses	2,143,809
Fees and expenses waived or reimbursed by Investment Advisor	(100,999)
Fees reimbursed by Distributor—Class B	(61,355)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(1,104)
Custody earnings credit	(11,954)
Net Expenses	1,968,397
Net Investment Income	5,641,415
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Investments	22,537,696
Foreign currency transactions	65,851
Futures contracts	(51,037)
Net realized gain	22,552,510
Net change in unrealized appreciation (depreciation) on:
Investments	(1,387,144)
Foreign currency translations	1,902
Futures contracts	51,418
Net change in unrealized appreciation (depreciation)	(1,333,824)
Net Gain	21,218,686
Net Increase Resulting from Operations	$26,860,101

See Accompanying Notes to Financial Statements.
22

Statement of Changes in Net Assets

Columbia Asset Allocation Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$5,641,415	$5,903,749
Net realized gain on investments, foreign currency transactions and futures contracts	22,552,510	24,407,806
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	(1,333,824)	(14,232,576)
Net Increase Resulting from Operations	26,860,101	16,078,979
Distributions Declared to Shareholders
From net investment income:
Class A	(4,692,376)	(5,242,940)
Class B	(1,434,855)	(1,594,792)
From net realized gains:
Class A	(10,214,433)	—
Class B	(3,301,090)	—
Total Distributions Declared to Shareholders	(19,642,754)	(6,837,732)
Share Transactions
Class A:
Subscriptions	2,535,157	3,196,054
Proceeds received in connection with merger	20,367,574	—
Distributions reinvested	14,906,809	5,242,941
Redemptions	(47,476,648)	(43,445,440)
Net Decrease	(9,667,108)	(35,006,445)
Class B:
Subscriptions	2,319,972	1,659,248
Distributions reinvested	4,735,945	1,594,792
Redemptions	(12,547,833)	(9,956,277)
Net Decrease	(5,491,916)	(6,702,237)
Net Decrease from Share Transactions	(15,159,024)	(41,708,682)
Total Decrease in Net Assets	(7,941,677)	(32,467,435)
Net Assets
Beginning of period	251,823,060	284,290,495
End of period	$243,881,383	$251,823,060
Undistributed net investment income at end of period	$5,884,617	$5,667,649
Changes in Shares
Class A:
Subscriptions	161,160	218,431
Issued in connection with merger	1,253,174	—
Isssued for distributions reinvested	1,007,898	361,832
Redemptions	(3,020,483)	(2,949,930)
Net Decrease	(598,251)	(2,369,667)
Class B:
Subscriptions	147,886	113,441
Isssued for distributions reinvested	321,299	110,366
Redemptions	(803,376)	(677,280)
Net Decrease	(334,191)	(453,473)

See Accompanying Notes to Financial Statements.
23

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$15.40		$14.83		$13.80		$11.87		$13.86
Income from Investment Operations:
Net investment income (b)	0.36		0.33		0.31		0.30		0.36
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	1.36		0.61		1.04		2.02		(1.94)
Total from Investment Operations	1.72		0.94		1.35		2.32		(1.58)
Less Distributions Declared to Shareholders:
From net investment income	(0.41)		(0.37)		(0.32)		(0.39)		(0.41)
From net realized gains	(0.89)		—		—		—		—
Total Distributions Declared to Shareholders	(1.30)		(0.37)		(0.32)		(0.39)		(0.41)
Net Asset Value, End of Period	$15.82		$15.40		$14.83		$13.80		$11.87
Total return (c)(d)	11.79	%(e)	6.53	%(e)(f)	9.99	%(e)	20.46	%(e)	(11.73)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	0.75%		0.75%		0.75%		0.75%		0.70%
Waiver/reimbursement	0.04%		0.04%		0.02%		0.01%		—
Net investment income (g)	2.29%		2.28%		2.27%		2.43%		2.73%
Portfolio turnover rate	104%		92%		60%		103%		118%
Net assets, end of period (000's)	$183,605		$187,987		$216,123		$233,730		$194,327

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the invesment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
24

Notes to Financial Statements

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Asset Allocation Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series and the Trust changed its name from SteinRoe Variable Investment Trust to Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks high total investment return.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and

25

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Treasury Inflation Protected Securities—The Fund may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Income Recognition—Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

26

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation, Passive Foreign Investment Company (PFIC) adjustments, paydown reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$702,784	$(805,899)	$103,115

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary income*	$6,880,277	$6,837,732
Long-term capital gains	$12,762,477	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$10,644,711	$16,717,947	$23,232,682

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, discount accretion/premium amortization on all debt securities, reclassifications on PFIC's and non-deductible deferred trustees fees.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$25,336,065
Unrealized depreciation	(2,103,383)
Net unrealized appreciation	$23,232,682

As determined at December 31, 2006 no capital loss carryforwards are available to potentially reduce taxable income arising from future net realized gains on investments.

Capital loss carryforwards of $196,835 were utilized during the year ended December 31, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
$1 billion to $1.5 billion	0.40%
Over $1.5 billion	0.35%

27

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.45% of the Fund's average daily net assets.

Sub-Advisory Fee—Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as the investment sub-advisor to manage the portion of the Fund's assets allocated to foreign stocks. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays Nordea a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by Nordea.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.070% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage

28

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.90% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $246,124,505 and $297,978,412, respectively, of which $41,295,233 and $41,656,121, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under these arrangements.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

29

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

30

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $1,104 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9. Business Combinations and Mergers

On May 1, 2006, Nations Asset Allocation Portfolio, a series of Nations Separate Account Trust, merged into Liberty Asset Allocation Fund, Variable Series. Liberty Asset Allocation Fund, Variable Series was then renamed Columbia Asset Allocation Fund, Variable Series. Liberty Asset Allocation Fund, Variable Series received a tax-free transfer of assets from Nations Asset Allocation Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
1,253,174	$20,367,574	$1,950,515
Net Assets of Liberty Asset Allocation Fund, Variable Series Prior to Combination	Net Assets of Nations Asset Allocation Portfolio Immediately Prior to Combination	Net Assets of Liberty Asset Allocation Fund, Variable Series Immediately After Combination
$250,650,523	$20,367,574	$271,018,097

  1  Unrealized appreciation is included in Net Assets Received.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class A Shareholders of Columbia Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Asset Allocation Fund, Variable Series, a series of SteinRoe Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

32

Unaudited Information

Columbia Asset Allocation Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $16,741,002.

33.93% of the ordinary income distributed by the Fund for the year ended December 31, 2006, qualifies for the corporate dividends received deduction.

33

Fund Governance

Columbia Asset Allocation Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

34

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

35

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

36

Board Consideration and Approval of Investment Advisory Agreements

Columbia Asset Allocation Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory and subadvisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. The Trustees also consider information about Nordea Investment Management North America, Inc., which serves as subadvisor for Columbia Asset Allocation Fund, Variable Series, including the subadvisory fees paid and related performance information. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. The Trustees considered not only the advisory services provided by Columbia to the funds, but also the monitoring and oversight services that Columbia provides with respect to Columbia Asset Allocation Fund, Variable Series, and the subadvisory services that Nordea Investment Management North America, Inc. provides. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory

37

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Asset Allocation Fund, Variable Series

investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed

38

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Asset Allocation Fund, Variable Series

information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

39

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Asset Allocation Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular at

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

40

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Asset Allocation Fund, Variable Series

tention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

41

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Asset Allocation Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

42

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Asset Allocation Fund, Variable Series

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

43

Appendix

Columbia Asset Allocation Fund, Variable Series

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

44

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Asset Allocation Fund,
Variable Series

(formerly Liberty Asset Allocation Fund,
Variable Series)

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Columbia Asset Allocation Fund, Variable Series seeks high total investment return.

Vikram J. Kuriyan is the lead portfolio manager for the fund. Karen Wurdack is a co-manager for the fund.

For the 12-month period ended December 31, 2006, Columbia Asset Allocation Fund, Variable Series, did better than the blended return of its two benchmarks in a 60/40 blend. The fund's return was higher than the average return for the Morningstar Moderate Allocation VIT Category1. Both equity and bond holdings contributed to the fund's performance. A 10% position in international securities also added to return. These positives outweighed the modestly negative impact of a decision to trim the fund's exposure to the equity markets by a modest amount in a year that was decidedly strong for equities.

Environment favored stocks over bonds

Although the Federal Reserve Board's short-term interest rate hikes put a damper on stock market returns in the first half of the year, a hiatus in increases in the second half spurred a solid rally for stocks. Worries about economic growth, consumer spending, a weak housing market and high energy prices took a back seat to investor enthusiasm over corporate business prospects. Earnings growth was strong and valuations remained reasonable in light of rising profits. Merger activity, dividend increases and stock buybacks also helped drive stock prices higher. In this environment, virtually all segments of the US stock market recorded gains for the year as did all ten sectors of the S&P 500 Index2. Most sectors of the bond market also gained ground, but their returns were more subdued. High-yield bonds did better than investment-grade bonds as investors were willing to shoulder higher risk as the economy continued to expand.

Equities delivered strong returns for the fund

On the equity side of the portfolio, the fund benefited from strong returns generated by technology, consumer discretionary, materials and industrial stocks. All four sectors generated higher returns than the corresponding sector returns within the index. A 10% position in international stocks also boosted performance relative to the index because international markets delivered gains that were even better than the US market and international markets are not a component of the fund's equity benchmark.

Health care was the weakest performing sector for the fund and also for the index, reflecting the impending erosion of patent protection for many pharmaceutical companies on key blockbuster drugs and concerns that a Democrat-controlled Congress might push for price concessions.

Mortgage and high-yield holdings aided bond returns

On the bond side of the portfolio, an increase in the mortgage securities position early in the year aided performance because the group outperformed Treasuries. High-yield bonds were the top performing sector for the bond market and the fund's high-yield bonds added to performance. Investment-grade corporate bonds also delivered solid, if modest, returns.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

2  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance Information

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class B (06/01/00)	11.60	6.67	6.23
S&P 500 Index	15.79	6.19	8.42
Lehman Brothers Aggregate Bond Index	4.33	5.06	6.24

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class B	15.34	15.75

Growth of a $10,000 investment, 01/01/971 - 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The returns for the indexes and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is January 1, 1989.

Understanding Your Expenses

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,088.42	1,020.67	4.74	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—61.3%
Consumer Discretionary—8.3%
Auto Components—0.0%
American Axle & Manufacturing Holdings, Inc.	410	$7,786
BorgWarner, Inc.	770	45,445
Johnson Controls, Inc.	500	42,960
Modine Manufacturing Co.	420	10,513
		106,704
Automobiles—0.5%
DaimlerChrysler AG, Registered Shares	5,547	342,519
Ford Motor Co.	3,800	28,538
Harley-Davidson, Inc. (a)	8,630	608,156
Suzuki Motor Corp.	9,800	277,066
		1,256,279
Distributors—0.0%
Building Materials Holding Corp.	480	11,851
Diversified Consumer Services—0.2%
Sotheby's (a)	11,392	353,380
Steiner Leisure Ltd. (b)	984	44,772
Strayer Education, Inc.	340	36,057
		434,209
Hotels, Restaurants & Leisure—1.2%
Applebee's International, Inc.	730	18,009
Bob Evans Farms, Inc.	320	10,950
Brinker International, Inc.	940	28,350
Buffalo Wild Wings, Inc. (b)	230	12,236
California Pizza Kitchen, Inc. (b)	628	20,919
China Travel International	858,000	283,317
Darden Restaurants, Inc.	630	25,307
Harrah's Entertainment, Inc.	786	65,018
Hilton Hotels Corp.	2,090	72,941
International Game Technology, Inc.	1,330	61,446
Landry's Restaurants, Inc.	450	13,540
Las Vegas Sands Corp. (b)	3,997	357,652
Marriott International, Inc., Class A	1,340	63,945
McDonald's Corp.	16,602	735,967
Multimedia Games, Inc. (b)	575	5,520
Pinnacle Entertainment, Inc. (b)	859	28,467
Ruth's Chris Steak House (b)	992	18,134
Scientific Games Corp., Class A (b)	1,940	58,646
Starwood Hotels & Resorts Worldwide, Inc.	14,800	925,000
Vail Resorts, Inc. (b)	270	12,101
WMS Industries, Inc. (b)	460	16,036
Yum! Brands, Inc.	880	51,744
		2,885,245
Household Durables—1.0%
American Greetings Corp., Class A	990	23,631
Black & Decker Corp.	250	19,993

	Shares	Value
Centex Corp.	6,010	$338,183
CSS Industries, Inc.	230	8,135
Furniture Brands International, Inc.	500	8,115
Interface, Inc., Class A (b)	2,625	37,328
Japan General Estate Co., Ltd.	10,500	301,993
Kimball International, Inc., Class B	610	14,823
Koninklijke Philips Electronics NV	11,206	422,437
Lennar Corp., Class A (a)	5,600	293,776
Newell Rubbermaid, Inc.	19,780	572,631
Sumitomo Forestry Co., Ltd.	38,000	412,575
Tempur-Pedic International, Inc. (b)	2,209	45,196
		2,498,816
Internet & Catalog Retail—0.0%
Liberty Media Holding Corp., Interactive Series A (b)	840	18,119
Nutri/System, Inc. (b)	760	48,177
Priceline.com, Inc. (b)	830	36,196
		102,492
Leisure Equipment & Products—0.0%
Hasbro, Inc.	1,400	38,150
Media—2.1%
4Kids Entertainment, Inc. (b)	540	9,839
Comcast Corp., Class A (b)	22,900	969,357
Dow Jones & Co., Inc.	1,000	38,000
EchoStar Communications Corp., Class A (b)	820	31,185
EMI Group PLC	94,284	488,634
Focus Media Holding Ltd., ADR (b)	270	17,925
Grupo Televisa SA, ADR	2,440	65,904
Idearc, Inc. (b)	934	26,759
Lamar Advertising Co., Class A (a)(b)	5,680	371,415
News Corp., Class A	61,100	1,312,428
Reed Elsevier PLC	53,400	585,892
Regal Entertainment Group, Class A	2,540	54,153
Time Warner, Inc.	26,700	581,526
Viacom, Inc., Class B (b)	14,000	574,420
		5,127,437
Multi-Line Retail—1.1%
Dollar General Corp.	2,200	35,332
Federated Department Stores, Inc.	23,468	894,835
Izumi Co., Ltd.	10,200	363,966
J.C. Penney Co., Inc.	950	73,492
Kohl's Corp. (b)	5,000	342,150
Nordstrom, Inc.	1,980	97,693
Target Corp.	13,200	753,060
		2,560,528

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Specialty Retail—1.5%
Aeropostale, Inc. (b)	1,570	$48,466
America's Car-Mart, Inc. (b)	900	10,674
AutoZone, Inc. (b)	190	21,956
Borders Group, Inc.	370	8,270
CarMax, Inc. (b)	4,300	230,609
DSW, Inc., Class A (b)	620	23,913
Esprit Holdings Ltd.	61,000	678,751
GameStop Corp., Class A (b)	10,900	600,699
Gymboree Corp. (b)	440	16,790
Hibbett Sporting Goods, Inc. (b)	340	10,380
Home Depot, Inc.	14,100	566,256
Lowe's Companies, Inc.	11,100	345,765
Monro Muffler, Inc.	470	16,497
Office Depot, Inc. (b)	7,500	286,275
Pacific Sunwear of California, Inc. (b)	610	11,944
Payless Shoesource, Inc. (b)	360	11,815
PETsMART, Inc.	1,174	33,882
Rent-A-Center, Inc. (b)	570	16,821
Staples, Inc.	5,000	133,500
TJX Companies, Inc.	3,555	101,389
Tween Brands, Inc. (b)	556	22,201
Yamada Denki Co., Ltd.	5,100	433,562
Zale Corp. (b)	380	10,720
Zumiez, Inc. (b)	900	26,586
		3,667,721
Textiles, Apparel & Luxury Goods—0.7%
Adidas AG	7,980	397,330
Carter's, Inc. (b)	2,755	70,252
Coach, Inc. (b)	3,458	148,556
Delta Apparel, Inc.	340	5,811
Hampshire Group Ltd. (b)	624	10,340
Hartmarx Corp. (b)	1,159	8,182
Phillips-Van Heusen Corp.	930	46,658
Polo Ralph Lauren Corp. (a)	5,847	454,078
Stride Rite Corp.	560	8,445
Swatch Group AG	1,919	423,934
Wolverine World Wide, Inc.	660	18,823
		1,592,409
Consumer Staples—4.8%
Beverages—1.6%
Anheuser-Busch Companies, Inc.	4,400	216,480
Coca-Cola Co.	9,000	434,250
Coca-Cola Enterprises, Inc.	21,625	441,583
Diageo PLC	23,274	456,779
Diageo PLC, ADR	8,108	643,045
Fomento Economico Mexicano SA de CV, ADR	400	46,304
Hansen Natural Corp. (b)	1,170	39,406
Pepsi Bottling Group, Inc.	2,365	73,102
PepsiCo, Inc.	15,100	944,505
Pernod-Ricard SA	2,539	581,480
		3,876,934

	Shares	Value
Food & Staples Retailing—0.4%
Aeon Co., Ltd.	16,000	$344,544
BJ's Wholesale Club, Inc. (b)	240	7,466
Kroger Co.	26,930	621,275
Weis Markets, Inc.	550	22,060
Whole Foods Market, Inc.	220	10,325
		1,005,670
Food Products—0.9%
Cadbury Schweppes PLC, ADR (a)	9,600	412,128
Campbell Soup Co.	730	28,390
Corn Products International, Inc.	660	22,796
Danisco A/S	8,175	695,895
Dean Foods Co. (b)	2,580	109,083
Flowers Foods, Inc.	342	9,231
H.J. Heinz Co.	950	42,760
Hershey Co.	630	31,374
J&J Snack Foods Corp.	296	12,254
Kraft Foods, Inc., Class A (a)	11,200	399,840
Lancaster Colony Corp.	330	14,622
Lance, Inc.	440	8,835
Maui Land & Pineapple Co., Inc. (b)	270	9,158
McCormick & Co., Inc.	1,080	41,645
Ralcorp Holdings, Inc. (b)	260	13,231
Smithfield Foods, Inc. (b)	1,000	25,660
Tyson Foods, Inc., Class A (a)	16,200	266,490
		2,143,392
Household Products—0.8%
Clorox Co.	1,200	76,980
Colgate-Palmolive Co.	8,100	528,444
Energizer Holdings, Inc. (a)(b)	5,300	376,247
Procter & Gamble Co.	14,200	912,634
		1,894,305
Personal Products—0.2%
Alberto-Culver Co.	530	11,369
Avon Products, Inc.	10,370	342,625
Estee Lauder Companies, Inc., Class A	1,760	71,843
		425,837
Tobacco—0.9%
Altria Group, Inc.	21,139	1,814,149
Loews Corp.-Carolina Group	8,100	524,232
UST, Inc.	610	35,502
		2,373,883
Energy—5.4%
Energy Equipment & Services—1.4%
BJ Services Co.	1,820	53,362
Complete Production Services, Inc. (b)	246	5,215
Diamond Offshore Drilling, Inc.	390	31,177
Dril-Quip, Inc. (b)	580	22,713

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
ENSCO International, Inc. (a)	4,425	$221,516
FMC Technologies, Inc. (b)	760	46,839
Grant Prideco, Inc. (b)	850	33,805
Grey Wolf, Inc. (b)	1,700	11,662
Halliburton Co.	24,050	746,752
Lone Star Technologies, Inc. (b)	270	13,071
Lufkin Industries, Inc.	389	22,593
National-Oilwell Varco, Inc. (b)	6,405	391,858
Oil States International, Inc. (b)	210	6,768
Rowan Companies, Inc.	10,000	332,000
Schlumberger Ltd.	8,418	531,681
Smith International, Inc.	720	29,570
Superior Energy Services, Inc. (b)	512	16,732
Superior Well Services, Inc. (b)	140	3,578
Technip SA, ADR	500	34,305
Tetra Technologies, Inc. (b)	429	10,974
Tidewater, Inc.	800	38,688
Todco (b)	484	16,538
Transocean, Inc. (b)	9,500	768,455
TriCo Marine Services, Inc. (b)	430	16,473
Universal Compression Holdings, Inc. (b)	250	15,528
		3,421,853
Oil, Gas & Consumable Fuels—4.0%
Alpha Natural Resources, Inc. (b)	500	7,115
Arena Resources, Inc. (b)	710	30,324
Aurora Oil & Gas Corp. (b)	1,350	4,334
Berry Petroleum Co., Class A	1,020	31,630
Bois d'Arc Energy, Inc. (b)	402	5,881
Cameco Corp.	920	37,214
Carrizo Oil & Gas, Inc. (b)	980	28,440
Chesapeake Energy Corp.	2,290	66,524
China Petroleum & Chemical Corp., Class H	366,000	338,986
Comstock Resources, Inc. (b)	170	5,280
ConocoPhillips	11,872	854,190
Delta Petroleum Corp. (b)	560	12,970
Denbury Resources, Inc. (b)	1,940	53,913
Devon Energy Corp.	6,800	456,144
EnCana Corp.	4,500	206,775
Exxon Mobil Corp.	18,837	1,443,479
Harvest Natural Resources, Inc. (b)	979	10,407
Helix Energy Solutions Group, Inc. (b)	860	26,978
Hess Corp.	13,575	672,913
Houston Exploration Co. (b)	130	6,731
Marathon Oil Corp.	2,080	192,400
Newfield Exploration Co. (b)	6,900	317,055
Nordic American Tanker Shipping	336	11,474
Norsk Hydro ASA	14,345	440,712
Occidental Petroleum Corp.	19,900	971,717
Peabody Energy Corp.	12,450	503,104
Petroplus Holdings AG (b)	435	26,418
Range Resources Corp.	2,430	66,728
Southwestern Energy Co. (b)	894	31,335

	Shares	Value
Statoil ASA	10,866	$286,470
Stone Energy Corp. (b)	230	8,131
Swift Energy Co. (b)	160	7,170
Tesoro Corp.	400	26,308
Total SA	9,883	712,656
Total SA, ADR	7,100	510,632
Western Refining, Inc.	260	6,620
Williams Companies, Inc.	20,200	527,624
World Fuel Services Corp.	1,050	46,683
XTO Energy, Inc.	16,220	763,151
		9,756,616
Financials—13.1%
Capital Markets—3.1%
Affiliated Managers Group, Inc. (b)	920	96,720
Bank of New York Co., Inc.	42,652	1,679,209
Bear Stearns Companies, Inc.	310	50,462
Deutsche Bank AG, Registered Shares (a)	4,100	546,284
E*TRADE Financial Corp. (b)	1,180	26,456
Franklin Resources, Inc.	3,600	396,612
Goldman Sachs Group, Inc.	1,700	338,895
Investment Technology Group, Inc. (b)	570	24,442
JAFCO Co., Ltd.	4,700	232,592
Lazard Ltd., Class A	830	39,292
Mediobanca S.p.A.	16,808	395,714
Mellon Financial Corp.	10,300	434,145
Merrill Lynch & Co., Inc.	21,863	2,035,445
Nomura Holdings, Inc.	17,800	336,789
Nuveen Investments, Inc., Class A (a)	6,600	342,408
Piper Jaffray Companies, Inc. (b)	260	16,939
T. Rowe Price Group, Inc.	1,500	65,655
TD Ameritrade Holding Corp. (b)	1,110	17,960
Thomas Weisel Partners Group, Inc. (b)	452	9,537
UBS AG, Registered Shares	6,645	402,322
Waddell & Reed Financial, Inc., Class A	1,540	42,134
		7,530,012
Commercial Banks—4.6%
BancFirst Corp.	202	10,908
Banco Santander Central Hispano SA	18,615	346,329
BancTrust Financial Group, Inc.	440	11,229
Bank of Granite Corp.	708	13,431
Bank of Hawaii Corp.	1,000	53,950
Barclays PLC (a)	9,300	540,702
Bryn Mawr Bank Corp.	458	10,827
Capitol Bancorp Ltd.	493	22,777
Cassa di Risparmio di Firenze S.p.A.	86,634	291,652

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Central Pacific Financial Corp.	280	$10,853
Chemical Financial Corp.	510	16,983
Chittenden Corp.	505	15,498
Citizens Banking Corp.	560	14,840
City Holding Co.	290	11,858
City National Corp.	1,490	106,088
Columbia Banking System, Inc.	360	12,643
Comerica, Inc.	1,100	64,548
Community Trust Bancorp, Inc.	410	17,027
Cullen/Frost Bankers, Inc.	1,100	61,402
Depfa Bank PLC	31,831	570,933
Deutsche Postbank AG	5,211	438,915
East West Bancorp, Inc.	991	35,101
First Citizens BancShares, Inc., Class A	53	10,740
First Financial Bankshares, Inc.	288	12,056
First Financial Corp.	380	13,471
First Midwest Bancorp, Inc.	270	10,444
First National Bank Alaska	4	8,360
First State Bancorporation	492	12,177
Hancock Holding Co.	390	20,608
HBOS PLC	17,600	389,360
KeyCorp	1,500	57,045
Marshall & Ilsley Corp.	14,444	694,901
Mass Financial Corp., Class A (b)	1,170	3,159
Merchants Bancshares, Inc.	390	8,970
Mitsubishi UFJ Financial Group, Inc.	66	821,215
National Bank of Greece SA	14,253	654,637
Northrim BanCorp, Inc.	401	10,667
PNC Financial Services Group, Inc.	12,540	928,462
S&T Bancorp, Inc.	397	13,764
Sandy Spring Bancorp, Inc.	240	9,163
Sterling Bancorp NY	490	9,653
Sterling Bancshares, Inc.	1,605	20,897
Sterling Financial Corp.	310	10,481
SunTrust Banks, Inc.	6,700	565,815
Susquehanna Bancshares, Inc.	560	15,053
SVB Financial Group (b)	900	41,958
Taylor Capital Group, Inc.	380	13,912
TCF Financial Corp.	1,500	41,130
TriCo Bancshares	502	13,659
Trustmark Corp.	290	9,486
U.S. Bancorp	37,393	1,353,253
UMB Financial Corp.	520	18,985
UniCredito Italiano S.p.A.	52,754	461,119
UnionBanCal Corp.	2,350	143,937
Wachovia Corp.	10,795	614,775
Wells Fargo & Co.	35,274	1,254,343
Whitney Holding Corp.	1,340	43,711
Zions Bancorporation	1,315	108,409
		11,098,269
Consumer Finance—0.0%
Advance America Cash Advance Centers, Inc.	1,380	20,217

	Shares	Value
Advanta Corp., Class B	490	$21,379
Cash America International, Inc.	720	33,768
First Cash Financial Services, Inc. (b)	1,110	28,715
		104,079
Diversified Financial Services—1.9%
Chicago Mercantile Exchange Holdings, Inc., Class A	86	43,838
CIT Group, Inc.	8,000	446,160
Citigroup, Inc.	35,147	1,957,688
Financial Federal Corp.	92	2,706
International Securities Exchange Holdings, Inc.	377	17,640
JPMorgan Chase & Co.	38,281	1,848,972
Medallion Financial Corp.	960	11,875
Nasdaq Stock Market, Inc. (b)	9,400	289,426
		4,618,305
Insurance—2.4%
ACE Ltd.	500	30,285
Ambac Financial Group, Inc.	15,445	1,375,686
American International Group, Inc.	24,906	1,784,764
American Physicians Capital, Inc. (b)	425	17,017
AXA	8,155	328,826
Axis Capital Holdings Ltd.	800	26,696
Baldwin & Lyons, Inc., Class B	388	9,910
CNA Surety Corp. (b)	750	16,125
Commerce Group, Inc.	530	15,767
Delphi Financial Group, Inc., Class A	550	22,253
Genworth Financial, Inc., Class A	17,800	608,938
Hanover Insurance Group, Inc.	580	28,304
Harleysville Group, Inc.	300	10,446
Hartford Financial Services Group, Inc.	6,532	609,501
Horace Mann Educators Corp.	820	16,564
KMG America Corp. (b)	1,162	11,144
Loews Corp.	1,200	49,764
National Western Life Insurance Co., Class A (b)	27	6,214
Navigators Group, Inc. (b)	516	24,861
Old Republic International Corp.	1,800	41,904
Phoenix Companies, Inc.	1,100	17,479
Platinum Underwriters Holdings Ltd.	1,100	34,034
ProAssurance Corp. (b)	422	21,066
ProCentury Corp.	942	17,427
Prudential Financial, Inc.	3,000	257,580
Prudential PLC	39,314	536,997
RLI Corp.	264	14,895
United America Indemnity Ltd., Class A (b)	640	16,211
		5,950,658

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Real Estate Investment Trusts (REITs)—0.8%
Alexandria Real Estate Equities, Inc.	293	$29,417
Archstone-Smith Trust	4,924	286,626
Boston Properties, Inc.	500	55,940
CapitalSource, Inc.	1,060	28,949
Cousins Properties, Inc.	250	8,817
Crescent Real Estate Equities Co.	710	14,022
Equity Office Properties Trust	1,100	52,987
Equity One, Inc.	660	17,596
Equity Residential Property Trust	1,000	50,750
Franklin Street Properties Corp.	808	17,008
General Growth Properties, Inc.	9,525	497,491
Getty Realty Corp.	420	12,978
Healthcare Realty Trust, Inc.	460	18,188
Highland Hospitality Corp.	830	11,827
Home Properties, Inc.	476	28,213
iStar Financial, Inc.	580	27,736
Kimco Realty Corp. (a)	7,584	340,901
Lexington Corporate Properties Trust	685	15,358
Mid-America Apartment Communities, Inc.	130	7,441
National Health Investors, Inc.	100	3,300
Potlatch Corp.	350	15,337
ProLogis	5,100	309,927
Strategic Hotels & Resorts, Inc.	730	15,907
Sun Communities, Inc.	370	11,973
Universal Health Realty Income Trust	310	12,084
Urstadt Biddle Properties, Inc., Class A	610	11,645
Washington Real Estate Investment Trust	710	28,400
		1,930,818
Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc., Class A (b)	1,340	44,488
Jones Lang LaSalle, Inc.	250	23,043
NTT Urban Development Corp.	115	222,396
St. Joe Co.	470	25,178
		315,105
Thrifts & Mortgage Finance—0.2%
Corus Bankshares, Inc.	736	16,979
PMI Group, Inc.	1,200	56,604
Sovereign Bancorp, Inc.	1,630	41,386
TrustCo Bank Corp. NY	790	8,785
Washington Mutual, Inc.	5,800	263,842
		387,596
Health Care—7.4%
Biotechnology—0.8%
Alkermes, Inc. (b)	810	10,830
Biogen Idec, Inc. (b)	9,600	472,224

	Shares	Value
BioMarin Pharmaceuticals, Inc. (b)	520	$8,523
Celgene Corp. (b)	960	55,229
Cephalon, Inc. (b)	410	28,868
Digene Corp. (b)	1,410	67,567
Genentech, Inc. (b)	6,000	486,780
Genzyme Corp. (b)	5,700	351,006
Isis Pharmaceuticals, Inc. (a)(b)	12,463	138,589
Medarex, Inc. (b)	603	8,918
Medimmune, Inc. (b)	570	18,451
Metabolix, Inc. (b)	363	6,875
Onyx Pharmaceuticals, Inc. (b)	900	9,522
OSI Pharmaceuticals, Inc. (b)	360	12,593
Regeneron Pharmaceuticals, Inc. (b)	630	12,644
Theravance, Inc. (b)	520	16,063
Vertex Pharmaceuticals, Inc. (a)(b)	7,770	290,753
		1,995,435
Health Care Equipment & Supplies—0.8%
Analogic Corp.	160	8,982
Beckman Coulter, Inc.	1,250	74,750
Biomet, Inc.	620	25,587
C.R. Bard, Inc.	440	36,507
Cytyc Corp. (b)	10,780	305,074
Dade Behring Holdings, Inc.	730	29,061
DENTSPLY International, Inc.	820	24,477
DJO, Inc. (b)	630	26,977
Gen-Probe, Inc. (b)	540	28,280
Greatbatch, Inc. (b)	298	8,022
Haemonetics Corp. (b)	767	34,530
Hologic, Inc. (b)	753	35,602
Hospira, Inc. (b)	2,015	67,664
Lifecell Corp. (b)	530	12,794
Mentor Corp.	649	31,717
Meridian Bioscience, Inc.	1,133	27,792
Neurometrix, Inc. (b)	880	13,121
ResMed, Inc. (b)	316	15,554
St. Jude Medical, Inc. (b)	1,170	42,775
STERIS Corp.	770	19,381
Varian Medical Systems, Inc. (b)	12,006	571,125
Viasys Healthcare, Inc. (b)	260	7,233
Vital Signs, Inc.	130	6,490
West Pharmaceutical Services, Inc.	477	24,437
Zimmer Holdings, Inc. (b)	5,200	407,576
		1,885,508
Health Care Providers & Services—1.4%
Aetna, Inc.	23,872	1,030,793
AMN Healthcare Services, Inc. (b)	1,100	30,294
Caremark Rx, Inc.	7,800	445,458
CIGNA Corp.	3,127	411,419
Community Health Systems, Inc. (b)	1,100	40,172
Coventry Health Care, Inc. (b)	485	24,274

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Cross Country Healthcare, Inc. (b)	710	$15,492
DaVita, Inc. (b)	690	39,247
Express Scripts, Inc. (b)	620	44,392
Genesis HealthCare Corp. (b)	360	17,003
Gentiva Health Services, Inc. (b)	740	14,104
Henry Schein, Inc. (b)	640	31,347
Hooper Holmes, Inc. (b)	1,280	4,237
Humana, Inc. (b)	5,240	289,824
Kindred Healthcare, Inc. (b)	650	16,412
Laboratory Corp. of America Holdings (b)	670	49,225
Manor Care, Inc.	630	29,560
McKesson Corp.	8,650	438,555
Option Care, Inc.	430	6,128
Owens & Minor, Inc.	360	11,257
Patterson Companies, Inc. (b)	830	29,473
Pediatrix Medical Group, Inc. (b)	1,613	78,876
Psychiatric Solutions, Inc. (b)	1,155	43,336
Quest Diagnostics, Inc.	556	29,468
RehabCare Group, Inc. (b)	310	4,604
Res-Care, Inc. (b)	660	11,979
Rhoen-Klinikum AG	5,476	265,508
Symbion, Inc. (b)	500	9,255
U.S. Physical Therapy, Inc. (b)	450	5,513
United Surgical Partners International, Inc. (b)	340	9,639
Universal Health Services, Inc., Class B	500	27,715
		3,504,559
Health Care Technology—0.0%
Allscripts Healthcare Solutions, Inc. (b)	309	8,340
IMS Health, Inc.	990	27,205
		35,545
Life Sciences Tools & Services—1.0%
Bio-Rad Laboratories, Inc., Class A (b)	200	16,504
Covance, Inc. (b)	360	21,208
Dionex Corp. (b)	610	34,593
Exelixis, Inc. (b)	1,050	9,450
ICON PLC, ADR (b)	570	21,489
Illumina, Inc. (b)	1,228	48,273
Invitrogen Corp. (b)	610	34,520
Millipore Corp. (b)	500	33,300
Nektar Therapeutics (b)	1,840	27,986
PAREXEL International Corp. (b)	550	15,933
Qiagen N.V. (b)	18,745	287,470
Thermo Fisher Scientific, Inc. (b)	36,055	1,632,931
Varian, Inc. (b)	1,520	68,081
Ventana Medical Systems, Inc. (b)	458	19,708
Waters Corp. (b)	880	43,093
		2,314,539

	Shares	Value
Pharmaceuticals—3.4%
Allergan, Inc.	730	$87,410
Alpharma, Inc., Class A	510	12,291
AstraZeneca PLC, ADR	6,300	337,365
GlaxoSmithKline PLC	12,702	334,786
GlaxoSmithKline PLC, ADR	4,606	243,013
Hi-Tech Pharmacal Co., Inc. (b)	1,054	12,827
Johnson & Johnson	22,900	1,511,858
Merck & Co., Inc.	6,000	261,600
Mylan Laboratories, Inc. (a)	27,400	546,904
Novartis AG, ADR	18,781	1,078,781
Novartis AG, Registered Shares	9,515	546,799
Novo-Nordisk A/S, Class B	5,697	474,304
Pfizer, Inc.	55,211	1,429,965
Sanofi-Aventis	5,745	529,019
Takeda Pharmaceutical Co., Ltd.	5,600	384,795
Wyeth	7,800	397,176
		8,188,893
Industrials—7.5%
Aerospace & Defense—2.2%
AAR Corp. (b)	680	19,849
Alliant Techsystems, Inc. (b)	480	37,531
BE Aerospace, Inc. (b)	2,043	52,464
Boeing Co.	17,900	1,590,236
Esterline Technologies Corp. (b)	470	18,908
General Dynamics Corp.	3,512	261,117
KBR, Inc. (b)	236	6,174
L-3 Communications Holdings, Inc.	14,700	1,202,166
Lockheed Martin Corp.	6,100	561,627
Moog, Inc., Class A (b)	230	8,784
Precision Castparts Corp.	8,500	665,380
Rockwell Collins, Inc.	970	61,392
Spirit Aerosystems Holdings, Inc., Class A (b)	1,018	34,073
Teledyne Technologies, Inc. (b)	740	29,696
United Technologies Corp.	12,662	791,628
		5,341,025
Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc.	890	36,392
EGL, Inc. (b)	562	16,736
Expeditors International Washington, Inc.	740	29,970
HUB Group, Inc., Class A (b)	394	10,855
UTI Worldwide, Inc.	660	19,734
		113,687
Airlines—0.2%
Continental Airlines, Inc., Class B (a)(b)	10,300	424,875
Copa Holdings SA, Class A	1,133	52,752
Gol Linhas Aereas Inteligentes SA, ADR	900	25,803

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
JetBlue Airways Corp. (b)	875	$12,425
Skywest, Inc.	510	13,010
		528,865
Building Products—0.0%
Goodman Global, Inc. (b)	443	7,620
Lennox International, Inc.	320	9,795
NCI Building Systems, Inc. (b)	430	22,252
		39,667
Commercial Services & Supplies—0.8%
ABM Industries, Inc.	370	8,403
Casella Waste Systems, Inc., Class A (b)	720	8,806
CBIZ, Inc. (b)	640	4,461
Consolidated Graphics, Inc. (b)	410	24,219
Corporate Executive Board Co.	600	52,620
Dun & Bradstreet Corp. (b)	4,730	391,597
Equifax, Inc.	12,670	514,402
Fuel Tech, Inc. (b)	660	16,262
Healthcare Services Group, Inc.	596	17,260
IHS, Inc., Class A (b)	510	20,135
IKON Office Solutions, Inc.	560	9,167
Kenexa Corp. (b)	874	29,069
Korn/Ferry International (b)	490	11,250
Mobile Mini, Inc. (b)	950	25,593
Monster Worldwide, Inc. (b)	780	36,379
Navigant Consulting, Inc. (b)	160	3,162
Robert Half International, Inc.	1,450	53,824
SAIC, Inc. (b)	1,283	22,824
Stericycle, Inc. (b)	210	15,855
TeleTech Holdings, Inc. (b)	770	18,388
United Stationers, Inc. (b)	230	10,739
Waste Connections, Inc. (b)	830	34,486
Waste Management, Inc.	14,400	529,488
		1,858,389
Construction & Engineering—0.3%
EMCOR Group, Inc. (b)	320	18,192
Fluor Corp.	300	24,495
Foster Wheeler Ltd. (b)	10,200	562,428
Jacobs Engineering Group, Inc. (b)	715	58,301
KHD Humboldt Wedag International Ltd. (b)	960	38,477
Quanta Services, Inc. (b)	1,590	31,275
Washington Group International, Inc. (b)	150	8,969
		742,137
Electrical Equipment—1.4%
ABB Ltd., ADR	36,516	656,558
Belden CDT, Inc.	310	12,118
Cooper Industries Ltd., Class A	600	54,258
Dongfang Electrical Machinery Co., Ltd., Class H (c)	226,000	683,959
Emerson Electric Co.	12,500	551,125
General Cable Corp. (b)	488	21,331
Genlyte Group, Inc. (b)	586	45,772

	Shares	Value
Rockwell Automation, Inc.	470	$28,708
Roper Industries, Inc.	610	30,646
Schneider Electric SA	4,100	453,477
Superior Essex, Inc. (b)	530	17,623
Vestas Wind Systems A/S (b)	18,742	786,465
Woodward Governor Co.	540	21,443
		3,363,483
Industrial Conglomerates—1.5%
General Electric Co.	70,296	2,615,714
McDermott International, Inc. (b)	750	38,145
Siemens AG, Registered Shares	6,407	635,121
Textron, Inc.	4,750	445,408
		3,734,388
Machinery—0.5%
Barnes Group, Inc.	2,288	49,764
Dover Corp.	800	39,216
EnPro Industries, Inc. (b)	510	16,937
Gardner Denver, Inc. (b)	480	17,909
Harsco Corp.	770	58,597
Joy Global, Inc.	1,495	72,268
Kadant, Inc. (b)	242	5,900
Kennametal, Inc.	600	35,310
Mitsubishi Heavy Industries Ltd.	75,000	341,453
Parker Hannifin Corp.	500	38,440
Sandvik AB	29,392	424,729
Terex Corp. (b)	1,350	87,183
Timken Co.	1,160	33,849
Valmont Industries, Inc.	380	21,086
Wabtec Corp.	908	27,585
		1,270,226
Marine—0.1%
Alexander & Baldwin, Inc.	1,000	44,340
American Commercial Lines, Inc. (b)	699	45,791
Kirby Corp. (b)	690	23,550
		113,681
Road & Rail—0.2%
Canadian Pacific Railway Ltd.	800	42,208
CSX Corp.	810	27,888
Dollar Thrifty Automotive Group, Inc. (b)	570	25,998
East Japan Railway Co.	55	366,810
Landstar System, Inc.	1,211	46,236
Norfolk Southern Corp.	575	28,917
Ryder System, Inc.	220	11,233
Werner Enterprises, Inc.	1,020	17,830
		567,120
Trading Companies & Distributors—0.2%
Kaman Corp.	460	10,299
Mitsubishi Corp.	27,400	514,256
Watsco, Inc.	380	17,921
WESCO International, Inc. (b)	310	18,231
		560,707

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Transportation Infrastructure—0.0%
Interpool, Inc.	433	$10,115
Information Technology—9.0%
Communications Equipment—1.7%
Anaren, Inc. (b)	840	14,918
Andrew Corp. (b)	640	6,547
AudioCodes Ltd. (b)	2,328	21,813
Black Box Corp.	201	8,440
Cisco Systems, Inc. (b)	55,280	1,510,803
CommScope, Inc. (a)(b)	12,095	368,656
Dycom Industries, Inc. (b)	620	13,094
F5 Networks, Inc. (b)	4,220	313,166
Foundry Networks, Inc. (b)	1,580	23,668
Harris Corp.	1,110	50,905
NICE Systems Ltd., ADR (b)	1,468	45,185
Nokia Oyj	21,460	436,448
Polycom, Inc. (b)	1,490	46,056
QUALCOMM, Inc.	10,600	400,574
Research In Motion Ltd. (b)	3,000	383,340
Telefonaktiebolaget LM Ericsson, Class B	136,227	548,958
Tellabs, Inc. (b)	2,120	21,751
Tollgrade Communications, Inc. (b)	540	5,708
		4,220,030
Computers & Peripherals—1.8%
Apple Computer, Inc. (b)	8,600	729,624
Dell, Inc. (b)	21,600	541,944
Diebold, Inc.	400	18,640
Electronics for Imaging, Inc. (b)	590	15,682
EMC Corp. (b)	41,800	551,760
Emulex Corp. (b)	560	10,926
Hewlett-Packard Co.	33,360	1,374,098
Imation Corp.	190	8,822
International Business Machines Corp.	4,200	408,030
Komag, Inc. (b)	780	29,546
Mobility Electronics, Inc. (b)	881	2,951
NCR Corp. (b)	500	21,380
Network Appliance, Inc. (b)	1,820	71,490
QLogic Corp. (b)	19,000	416,480
SanDisk Corp. (b)	850	36,576
Stratasys, Inc. (b)	687	21,579
Western Digital Corp. (b)	1,050	21,483
		4,281,011
Electronic Equipment & Instruments—1.0%
Agilent Technologies, Inc. (b)	18,700	651,695
Agilysys, Inc.	400	6,696
Amphenol Corp., Class A	4,540	281,843
Anixter International, Inc. (b)	270	14,661
Arrow Electronics, Inc. (b)	1,500	47,325
AU Optronics Corp., ADR	16,895	233,320
Benchmark Electronics, Inc. (b)	600	14,616

	Shares	Value
Brightpoint, Inc. (b)	1,270	$17,082
Coherent, Inc. (b)	250	7,893
Daktronics, Inc.	480	17,688
FLIR Systems, Inc. (b)	1,760	56,021
Global Imaging Systems, Inc. (b)	914	20,062
Hoya Corp.	7,200	281,100
Jabil Circuit, Inc.	770	18,904
Keyence Corp.	1,300	321,242
L-1 Identity Solutions, Inc. (b)	1,620	24,511
Mettler-Toledo International, Inc. (b)	500	39,425
MTS Systems Corp.	360	13,903
NAM TAI Electronics, Inc.	700	10,633
Tektronix, Inc.	1,020	29,753
Trimble Navigation Ltd. (b)	5,750	291,697
Vishay Intertechnology, Inc. (b)	1,080	14,623
		2,414,693
Internet Software & Services—1.1%
Akamai Technologies, Inc. (a)(b)	8,870	471,174
aQuantive, Inc. (b)	1,439	35,486
Baidu.com, Inc., ADR (b)	900	101,448
CNET Networks, Inc. (b)	1,030	9,363
eBay, Inc. (b)	15,700	472,099
Equinix, Inc. (b)	654	49,455
Google, Inc., Class A (b)	2,937	1,352,430
Keynote Systems, Inc. (b)	244	2,586
Perficient, Inc. (b)	560	9,190
Sohu.com, Inc. (b)	1,050	25,200
ValueClick, Inc. (b)	1,260	29,774
VeriSign, Inc. (b)	10,600	254,930
		2,813,135
IT Services—0.6%
Accenture Ltd., Class A	8,900	328,677
Acxiom Corp.	346	8,875
Alliance Data Systems Corp. (b)	990	61,845
CACI International, Inc., Class A (b)	580	32,770
Cognizant Technology Solutions Corp., Class A (b)	7,070	545,521
CSG Systems International, Inc. (b)	197	5,266
Euronet Worldwide, Inc. (b)	700	20,783
First Data Corp.	10,400	265,408
Fiserv, Inc. (b)	850	44,557
MAXIMUS, Inc.	220	6,772
MPS Group, Inc. (b)	3,340	47,361
Paychex, Inc.	1,110	43,889
		1,411,724
Semiconductors & Semiconductor Equipment—1.4%
Actel Corp. (b)	565	10,260
Advanced Energy Industries, Inc. (b)	490	9,246
ASML Holding N.V., N.Y. Registered Shares (a)(b)	13,600	334,968
Asyst Technologies, Inc. (b)	1,012	7,398

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Atheros Communications, Inc. (b)	2,175	$46,371
ATMI, Inc. (b)	330	10,075
Brooks Automation, Inc. (b)	407	5,861
Cabot Microelectronics Corp. (b)	210	7,127
Cymer, Inc. (b)	890	39,115
Exar Corp. (b)	610	7,930
Fairchild Semiconductor International, Inc. (b)	26,190	440,254
FEI Co. (b)	701	18,485
FormFactor, Inc. (b)	485	18,066
Intel Corp.	37,900	767,475
Intersil Corp., Class A	600	14,352
KLA-Tencor Corp.	1,440	71,640
Lam Research Corp. (b)	750	37,965
Marvell Technology Group Ltd. (b)	25,020	480,134
MEMC Electronic Materials, Inc. (b)	2,340	91,588
National Semiconductor Corp.	1,380	31,326
NVIDIA Corp. (b)	2,560	94,746
Qimonda AG, ADR (b)	1,334	23,358
Samsung Electronics Co., Ltd., GDR (d)	7	2,303
Samsung Electronics Co., Ltd., GDR, Registered Shares (d)	1,061	347,428
Sigmatel, Inc. (b)	1,430	6,263
SiRF Technology Holdings, Inc. (b)	353	9,009
Standard Microsystems Corp. (b)	550	15,389
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	24,243	264,976
Tessera Technologies, Inc. (b)	1,294	52,200
Varian Semiconductor Equipment Associates, Inc. (b)	325	14,794
Veeco Instruments, Inc. (b)	410	7,679
Verigy Ltd. (b)	2,545	45,174
Xilinx, Inc.	1,080	25,715
		3,358,670
Software—1.4%
Activision, Inc. (b)	3,666	63,202
Adobe Systems, Inc. (b)	10,200	419,424
Amdocs Ltd. (b)	890	34,487
ANSYS, Inc. (b)	750	32,617
Aspen Technology, Inc. (b)	1,560	17,191
Autodesk, Inc. (b)	1,072	43,373
BEA Systems, Inc. (b)	1,820	22,896
BMC Software, Inc. (b)	960	30,912
Cadence Design Systems, Inc. (b)	1,600	28,656
Captaris, Inc. (b)	1,260	9,790
Citrix Systems, Inc. (b)	1,256	33,975
Double-Take Software, Inc. (b)	229	2,950
Electronic Arts, Inc. (b)	980	49,353
Hyperion Solutions Corp. (b)	747	26,847
Informatica Corp. (b)	1,230	15,018
Intuit, Inc. (b)	1,574	48,023

	Shares	Value
Lawson Software, Inc. (b)	1,500	$11,085
Macrovision Corp. (b)	1,192	33,686
MapInfo Corp. (b)	510	6,656
Micros Systems, Inc. (b)	922	48,589
Microsoft Corp.	51,560	1,539,582
MSC.Software Corp. (b)	810	12,336
Oracle Corp. (b)	14,700	251,958
Progress Software Corp. (b)	656	18,322
Quality Systems, Inc. (b)	590	21,989
Quest Software, Inc. (b)	1,250	18,312
Salesforce.com, Inc. (b)	350	12,758
SAP AG	4,640	246,432
SPSS, Inc. (b)	560	16,839
Sybase, Inc. (b)	520	12,844
Synchronoss Technologies, Inc. (b)	521	7,148
Synopsys, Inc. (b)	900	24,057
THQ, Inc. (a)(b)	7,730	251,380
Transaction Systems Architects, Inc. (b)	852	27,750
Ultimate Software Group, Inc. (b)	939	21,841
		3,462,278
Materials—2.7%
Chemicals—1.3%
Air Products & Chemicals, Inc.	4,825	339,101
Cytec Industries, Inc.	500	28,255
E.I. du Pont de Nemours & Co.	9,600	467,616
H.B. Fuller Co.	850	21,947
Hercules, Inc. (b)	2,180	42,096
Linde AG	6,849	705,992
Minerals Technologies, Inc.	240	14,110
Monsanto Co.	8,960	470,669
Potash Corp. of Saskatchewan, Inc.	260	37,305
PPG Industries, Inc.	575	36,921
Rohm and Haas Co.	3,800	194,256
Sensient Technologies Corp.	580	14,268
Shin-Etsu Chemical Co., Ltd.	4,100	272,956
Tokuyama Corp.	32,000	484,188
		3,129,680
Construction Materials—0.5%
Eagle Materials, Inc.	530	22,912
Florida Rock Industries, Inc.	430	18,512
Holcim Ltd., Registered Shares	9,061	828,099
Martin Marietta Materials, Inc.	275	28,575
Vulcan Materials Co. (a)	3,005	270,059
		1,168,157
Containers & Packaging—0.2%
AptarGroup, Inc.	280	16,531
Crown Holdings, Inc. (b)	18,800	393,296
Greif, Inc., Class A	330	39,072
Packaging Corp. of America	1,900	41,990
		490,889

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Shares	Value
Metals & Mining—0.4%
AK Steel Holding Corp. (b)	820	$13,858
Allegheny Technologies, Inc. (a)	2,110	191,335
Carpenter Technology Corp.	150	15,378
Coeur d'Alene Mines Corp. (b)	5,030	24,898
Freeport-McMoRan Copper & Gold, Inc., Class B	5,220	290,911
Metal Management, Inc.	240	9,084
Phelps Dodge Corp.	2,580	308,878
RTI International Metals, Inc. (b)	230	17,991
Stillwater Mining Co. (b)	680	8,493
Titanium Metals Corp. (b)	480	14,165
Worthington Industries, Inc.	600	10,632
Zinifex Ltd.	3,580	52,975
		958,598
Paper & Forest Products—0.3%
Glatfelter Co.	840	13,020
Mercer International, Inc. (b)	1,100	13,057
Weyerhaeuser Co.	10,725	757,721
		783,798
Telecommunication Services—1.4%
Diversified Telecommunication Services—0.9%
AT&T, Inc.	22,054	788,430
Iowa Telecommunications Services, Inc.	450	8,870
Level 3 Communications, Inc. (a)(b)	29,278	163,957
North Pittsburgh Systems, Inc.	380	9,173
Time Warner Telecom, Inc., Class A (a)(b)	26,415	526,451
Verizon Communications, Inc.	18,699	696,351
		2,193,232
Wireless Telecommunication Services—0.5%
American Tower Corp., Class A (b)	16,667	621,346
Crown Castle International Corp. (b)	1,900	61,370
Dobson Communications Corp., Class A (b)	2,230	19,423
Leap Wireless International, Inc. (b)	1,240	73,743
Millicom International Cellular SA (b)	536	33,039
NII Holdings, Inc. (a)(b)	7,620	491,033
SBA Communications Corp., Class A (b)	1,213	33,357
		1,333,311
Utilities—1.7%
Electric Utilities—1.0%
ALLETE, Inc.	220	10,239
American Electric Power Co., Inc.	1,700	72,386

	Shares	Value
Edison International	19,400	$882,312
El Paso Electric Co. (b)	610	14,866
Entergy Corp.	7,829	722,773
FPL Group, Inc.	1,100	59,862
Hawaiian Electric Industries, Inc.	1,000	27,150
Maine & Maritimes Corp. (b)(c)	130	1,973
MGE Energy, Inc.	320	11,706
Otter Tail Corp.	410	12,776
PPL Corp.	18,500	663,040
Puget Energy, Inc.	590	14,962
		2,494,045
Gas Utilities—0.0%
AGL Resources, Inc.	1,100	42,801
Northwest Natural Gas Co.	300	12,732
Questar Corp.	350	29,068
WGL Holdings, Inc.	440	14,335
		98,936
Independent Power Producers & Energy Traders—0.1%
AES Corp. (b)	5,280	116,371
Multi-Utilities—0.6%
CH Energy Group, Inc.	420	22,176
PG&E Corp. (a)	11,411	540,082
Public Service Enterprise Group, Inc.	10,700	710,266
Sempra Energy	900	50,436
Wisconsin Energy Corp.	1,400	66,444
		1,389,404
Total Common Stocks (cost of $125,019,364)		149,401,104
	Par
CORPORATE FIXED-INCOME BONDS & NOTES—11.8%
Basic Materials—0.5%
Chemicals—0.2%
Huntsman International LLC 7.875% 11/15/14(d)	$200,000	201,500
Lyondell Chemical Co. 8.000% 09/15/14	25,000	25,938
8.250% 09/15/16	160,000	168,000
		395,438
Forest Products & Paper—0.1%
Georgia-Pacific Corp. 8.000% 01/15/24	200,000	203,000
Metals & Mining—0.2%
Alcan, Inc. 4.500% 05/15/13	325,000	305,936
Vale Overseas Ltd. 6.250% 01/23/17	200,000	200,909
		506,845

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Communications—2.0%
Media—0.9%
Charter Communications Holdings II LLC 10.250% 09/15/10	$200,000	$209,250
Comcast Cable Communications, Inc. 7.125% 06/15/13	9,000	9,699
CSC Holdings, Inc. 7.625% 04/01/11	190,000	193,563
Dex Media West LLC 9.875% 08/15/13	55,000	59,950
EchoStar DBS Corp. 6.625% 10/01/14	175,000	170,625
Jones Intercable, Inc. 7.625% 04/15/08	350,000	359,344
Lamar Media Corp. 7.250% 01/01/13	200,000	203,750
News America, Inc. 6.550% 03/15/33	200,000	200,974
Quebecor Media, Inc. 7.750% 03/15/16	190,000	194,037
R.H. Donnelley, Inc. 10.875% 12/15/12	130,000	141,700
Sinclair Broadcast Group, Inc. 8.000% 03/15/12	190,000	196,175
TCI Communications, Inc. 9.875% 06/15/22	5,000	6,580
Time Warner, Inc. 6.625% 05/15/29	300,000	303,826
		2,249,473
Telecommunication Services—1.1%
AT&T Wireless Services, Inc. 8.125% 05/01/12	3,000	3,376
8.750% 03/01/31	153,000	198,833
BellSouth Corp. 6.000% 10/15/11	2,000	2,052
Citizens Communications Co. 7.875% 01/15/27(d)	30,000	30,300
9.000% 08/15/31	65,000	70,525
Dobson Cellular Systems, Inc. 9.875% 11/01/12	200,000	218,000
Embarq Corp. 7.995% 06/01/36	15,000	15,609
France Telecom SA 7.750% 03/01/11	1,000	1,089
Intelsat Bermuda Ltd. 9.250% 06/15/16(d)	190,000	204,250
Lucent Technologies, Inc. 6.450% 03/15/29	200,000	184,500
Qwest Corp. 8.875% 03/15/12	200,000	222,750
SBC Communication, Inc. 5.100% 09/15/14	40,000	38,838

	Par	Value
Sprint Capital Corp. 6.125% 11/15/08	$3,000	$3,035
6.875% 11/15/28	200,000	200,202
8.750% 03/15/32	13,000	15,647
Telefonica Emisones SAU 5.984% 06/20/11	300,000	305,379
Telefonos de Mexico SA de CV 4.500% 11/19/08	16,000	15,711
Verizon Global Funding Corp. 7.750% 12/01/30	328,000	384,737
Verizon New England, Inc. 6.500% 09/15/11	20,000	20,563
Vodafone Group PLC 5.000% 12/16/13	300,000	289,948
Windstream Corp. 8.625% 08/01/16(d)	200,000	219,000
		2,644,344
Consumer Cyclical—1.2%
Airlines—0.1%
United Airlines, Inc. 9.200% 03/22/08(e)	396,351	194,212
Apparel—0.1%
Levi Strauss & Co. 9.750% 01/15/15	180,000	193,950
Auto Manufacturers—0.1%
DaimlerChrysler NA Holding Corp. 4.050% 06/04/08	20,000	19,572
8.500% 01/18/31	150,000	178,565
Ford Motor Co. 4.250% 12/15/36	13,000	13,894
		212,031
Auto Parts & Equipment—0.1%
Goodyear Tire & Rubber Co. 9.000% 07/01/15	200,000	209,500
Home Builders—0.2%
D.R. Horton, Inc. 5.625% 09/15/14	290,000	280,106
K. Hovnanian Enterprises, Inc. 6.000% 01/15/10	40,000	38,300
6.375% 12/15/14	20,000	19,200
6.500% 01/15/14	50,000	48,500
KB Home 5.875% 01/15/15	90,000	82,524
		468,630
Leisure Time—0.1%
Royal Caribbean Cruises Ltd. 6.875% 12/01/13	50,000	50,682
8.750% 02/02/11	100,000	109,295
		159,977

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Lodging—0.2%
Harrah's Operating Co., Inc. 5.625% 06/01/15	$225,000	$192,971
MGM Mirage 6.000% 10/01/09	45,000	44,888
8.500% 09/15/10	90,000	96,300
Station Casinos, Inc. 6.875% 03/01/16	20,000	17,950
Wynn Las Vegas LLC 6.625% 12/01/14	115,000	114,281
		466,390
Retail—0.3%
AmeriGas Partners LP 7.125% 05/20/16	75,000	75,000
AutoNation, Inc. 7.374% 04/15/13(f)	10,000	10,050
Couche-Tard US LP 7.500% 12/15/13	185,000	189,163
Home Depot, Inc. 5.400% 03/01/16	225,000	220,060
Target Corp. 3.375% 03/01/08	3,000	2,937
5.375% 06/15/09	9,000	9,051
Wal-Mart Stores, Inc. 4.000% 01/15/10	450,000	436,040
		942,301
Consumer Non-Cyclical—1.7%
Beverages—0.3%
Coca-Cola Enterprises, Inc. 5.750% 11/01/08	35,000	35,354
Cott Beverages, Inc. 8.000% 12/15/11	190,000	193,800
Diageo Capital PLC 3.375% 03/20/08	410,000	400,426
		629,580
Commercial Services—0.3%
Ashtead Capital, Inc. 9.000% 08/15/16(d)	50,000	53,500
Avis Budget Car Rental LLC 7.625% 05/15/14(d)	200,000	195,000
Corrections Corp. of America 7.500% 05/01/11	155,000	159,650
Iron Mountain, Inc. 7.750% 01/15/15	200,000	204,000
Service Corp. International 6.750% 04/01/16	5,000	4,975
United Rentals North America, Inc. 7.750% 11/15/13	200,000	200,750
		817,875

	Par	Value
Cosmetics/Personal Care—0.0%
Procter & Gamble Co. 4.750% 06/15/07	$104,000	$103,823
Food—0.1%
Kroger Co. 6.200% 06/15/12	325,000	333,257
Healthcare Services—0.7%
Aetna, Inc. 6.625% 06/15/36	265,000	283,381
HCA, Inc. 9.250% 11/15/16(d)	60,000	64,275
9.625% 11/15/16(d)	140,000	150,500
Tenet Healthcare Corp. 9.875% 07/01/14	200,000	203,500
Triad Hospitals, Inc. 7.000% 05/15/12	55,000	55,963
UnitedHealth Group, Inc. 3.375% 08/15/07	435,000	429,656
WellPoint, Inc. 6.375% 01/15/12	8,000	8,329
6.800% 08/01/12	375,000	397,753
		1,593,357
Household Products/Wares—0.2%
American Greetings Corp. 7.375% 06/01/16	200,000	205,500
Fortune Brands, Inc. 5.375% 01/15/16	290,000	274,981
Scotts Co. 6.625% 11/15/13	65,000	68,087
		548,568
Pharmaceuticals—0.1%
Omnicare, Inc. 6.750% 12/15/13	190,000	187,625
Energy—0.9%
Coal—0.1%
Peabody Energy Corp. 6.875% 03/15/13	140,000	143,500
Oil & Gas—0.4%
Anadarko Petroleum Corp. 6.450% 09/15/36	125,000	126,312
Chesapeake Energy Corp. 6.375% 06/15/15	200,000	198,000
Devon Financing Corp. ULC 7.875% 09/30/31	200,000	240,625
Marathon Oil Corp. 6.800% 03/15/32	250,000	276,833
Valero Energy Corp. 6.875% 04/15/12	240,000	253,754
		1,095,524

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Pipelines—0.4%
El Paso Performance-Linked Trust 7.750% 07/15/11(d)	$200,000	$211,500
Energy Transfer Partners LP 6.625% 10/15/36	175,000	180,192
MarkWest Energy Partners LP 8.500% 07/15/16(d)	200,000	208,000
Plains All American Pipeline LP 6.650% 01/15/37(d)	200,000	203,056
TEPPCO Partners LP 7.625% 02/15/12	10,000	10,752
Williams Companies, Inc. 6.375% 10/01/10(d)	60,000	60,375
8.125% 03/15/12	125,000	135,313
		1,009,188
Financials—3.7%
Banks—1.0%
Capital One Bank 4.875% 05/15/08	190,000	188,829
Capital One Financial Corp. 5.500% 06/01/15	15,000	14,990
HSBC Capital Funding LP 9.547% 12/31/49(d)(f)	550,000	619,660
Marshall & Ilsley Corp. 4.375% 08/01/09	40,000	39,122
Mellon Funding Corp. 4.875% 06/15/07	4,000	3,993
National City Bank 4.625% 05/01/13	19,000	18,302
SunTrust Preferred Capital I 5.853% 12/31/49(f)	200,000	201,526
U.S. Bank N.A. 6.375% 08/01/11	19,000	19,834
Wachovia Corp. 4.875% 02/15/14	600,000	578,338
Wells Fargo & Co. 5.125% 09/01/12	750,000	748,104
		2,432,698
Diversified Financial Services—2.0%
American Express Co. 3.750% 11/20/07	3,000	2,960
4.750% 06/17/09	13,000	12,897
American Express Credit Corp. 3.000% 05/16/08	375,000	363,962
CIT Group, Inc. 7.375% 04/02/07	7,000	7,033
Citicorp 8.040% 12/15/19(d)	575,000	676,206
Citigroup Global Markets Holdings, Inc. 6.500% 02/15/08	7,000	7,083
Citigroup, Inc. 5.000% 09/15/14	37,000	36,127

	Par	Value
Countrywide Home Loans, Inc. 4.125% 09/15/09	$280,000	$271,932
Credit Suisse First Boston USA, Inc. 4.875% 08/15/10	375,000	370,920
Dow Jones CDX High Yield Index 8.375% 12/29/11(d)	200,000	204,360
Ford Motor Credit Co. 7.375% 02/01/11	200,000	197,989
General Electric Capital Corp. 5.000% 01/08/16(a)	485,000	473,982
GMAC LLC 8.000% 11/01/31	165,000	189,431
Goldman Sachs Group, Inc. 6.345% 02/15/34	360,000	364,410
HSBC Finance Corp. 5.000% 06/30/15	50,000	48,618
JPMorgan Chase Capital XV 5.875% 03/15/35	475,000	464,085
Lehman Brothers Holdings, Inc. 5.750% 07/18/11	75,000	76,466
MassMutual Global Funding II 2.550% 07/15/08(d)	6,000	5,750
Merrill Lynch & Co., Inc. 4.125% 01/15/09	375,000	367,451
6.000% 02/17/09	12,000	12,196
Morgan Stanley 4.750% 04/01/14	40,000	38,245
6.750% 04/15/11	235,000	248,389
Principal Life Global Funding 6.250% 02/15/12(d)	17,000	17,707
SLM Corp. 5.375% 05/15/14	525,000	520,833
		4,979,032
Insurance—0.4%
American International Group, Inc. 2.875% 05/15/08	575,000	556,325
Genworth Financial, Inc. 6.150% 11/15/66(f)	150,000	149,789
Metlife, Inc. 6.400% 12/15/36(f)	215,000	215,990
Prudential Financial, Inc. 4.500% 07/15/13	2,000	1,906
		924,010
Real Estate—0.1%
EOP Operating LP 7.000% 07/15/11	250,000	270,545
ERP Operating LP 5.200% 04/01/13	1,000	989
		271,534
Real Estate Investment Trusts (REITs)—0.2%
Health Care Property Investors, Inc. 6.450% 06/25/12	384,000	396,469
Simon Property Group LP 5.750% 12/01/15	25,000	25,364
		421,833

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Savings & Loans—0.0%
Washington Mutual, Inc. 4.625% 04/01/14	$21,000	$19,659
5.625% 01/15/07	20,000	20,001
		39,660
Industrials—0.7%
Aerospace & Defense—0.1%
L-3 Communications Corp. 6.375% 10/15/15	140,000	138,600
Lockheed Martin Corp. 6.150% 09/01/36	20,000	21,013
Raytheon Co. 5.375% 04/01/13	5,000	4,996
8.300% 03/01/10	150,000	162,851
United Technologies Corp. 7.125% 11/15/10	25,000	26,620
		354,080
Environmental Control—0.2%
Allied Waste North America, Inc. 7.125% 05/15/16	200,000	198,000
Waste Management, Inc. 7.375% 08/01/10	160,000	170,193
		368,193
Machinery—0.1%
Caterpillar Financial Services Corp. 3.625% 11/15/07	250,000	246,353
Machinery-Diversified—0.0%
Manitowoc Co., Inc. 7.125% 11/01/13	85,000	85,850
Miscellaneous Manufacturing—0.1%
Bombardier, Inc. 6.300% 05/01/14(d)	215,000	202,100
Packaging & Containers—0.2%
Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15	200,000	207,500
Owens-Illinois, Inc. 7.500% 05/15/10	190,000	190,712
		398,212
Transportation—0.0%
CSX Corp. 6.750% 03/15/11	35,000	36,750
Union Pacific Corp. 3.875% 02/15/09	25,000	24,258
		61,008
Technology—0.2%
Computers—0.1%
International Business Machines Corp. 6.220% 08/01/27	340,000	357,428

	Par	Value
Semiconductors—0.1%
Freescale Semiconductor, Inc. 9.125% 12/15/14(d)	$195,000	$193,781
10.125% 12/15/16(d)	10,000	10,013
		203,794
Utilities—0.9%
Electric—0.8%
AES Corp. 7.750% 03/01/14	175,000	184,625
American Electric Power Co., Inc. 5.250% 06/01/15	330,000	322,149
CMS Energy Corp. 6.875% 12/15/15	20,000	20,650
8.500% 04/15/11	15,000	16,312
Commonwealth Edison Co. 5.950% 08/15/16	275,000	278,027
Consolidated Edison Co. of New York 4.700% 06/15/09	7,000	6,919
Energy East Corp. 6.750% 06/15/12	1,000	1,049
Nevada Power Co. 6.500% 04/15/12	30,000	30,797
NiSource Finance Corp. 5.400% 07/15/14	9,000	8,721
NRG Energy, Inc. 7.250% 02/01/14	20,000	20,150
7.375% 02/01/16	180,000	180,900
NY State Electric & Gas Corp. 5.750% 05/01/23	1,000	957
Progress Energy, Inc. 7.750% 03/01/31	250,000	300,491
Public Service Electric & Gas Co. 4.000% 11/01/08	5,000	4,882
Southern California Edison Co. 5.000% 01/15/14	300,000	292,234
Virginia Electric & Power Co. 5.375% 02/01/07	182,000	181,964
		1,850,827
Gas—0.1%
Sempra Energy 4.750% 05/15/09	225,000	222,219
Total Corporate Fixed-Income Bonds & Notes (cost of $29,001,867)		28,727,219
MORTGAGE-BACKED SECURITIES—10.2%
Federal Home Loan Mortgage Corp. 5.500% 12/01/20	35,663	35,634
5.500% 01/01/21	1,738,216	1,738,234
5.500% 07/01/21	280,864	280,647

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
5.500% 08/01/21	$5,289,329	$5,285,252
5.500% 12/01/32	66,874	66,251
5.500% 08/01/35	141,255	139,723
5.500% 10/01/35	352,432	348,611
5.500% 11/01/35	914,408	904,492
6.000% 11/01/14	47,975	48,684
6.500% 12/01/10	19,487	19,869
6.500% 05/01/11	28,763	29,415
6.500% 06/01/11	202,538	207,128
6.500% 03/01/26	96,525	99,065
6.500% 06/01/26	98,415	101,004
6.500% 03/01/27	27,063	27,775
6.500% 09/01/28	119,926	123,039
6.500% 06/01/31	307,231	314,437
6.500% 07/01/31	33,046	33,852
6.500% 11/01/32	21,716	22,204
7.000% 04/01/29	9,028	9,316
7.000% 08/01/31	13,943	14,342
7.500% 07/01/15	1,819	1,895
7.500% 01/01/30	18,368	19,117
8.000% 09/01/15	9,906	10,450
12.000% 07/01/20	63,493	68,858
Federal National Mortgage Association 5.500% 02/01/21	2,210,595	2,210,273
5.500% 09/01/35	761,584	752,885
5.500% 10/01/35	877,841	867,814
5.500% 11/01/35	1,091,195	1,078,732
5.500% 12/01/35	1,889,494	1,867,914
5.500% 04/01/36	150,431	148,660
5.500% 05/01/36	2,777,410	2,744,718
5.500% 11/01/36	2,568,120	2,537,891
6.000% 07/01/31	35,592	35,940
6.000% 07/01/35	629,579	633,979
6.000% 02/01/36	182,947	184,186
6.000% 04/01/36	35,524	35,765
6.000% 09/01/36	503,001	506,406
6.120% 10/01/08	223,339	225,375
6.500% 12/01/31	2,512	2,572
6.500% 05/01/33	5,318	5,445
6.500% 08/01/34	332,367	338,953
7.000% 07/01/31	21,365	21,985
7.000% 07/01/32	14,087	14,491
7.000% 12/01/32	185,191	190,503
7.500% 09/01/15	14,546	15,061
7.500% 02/01/30	9,600	9,997
7.500% 08/01/31	38,344	39,895
8.000% 04/01/30	2,338	2,465
8.000% 05/01/30	10,366	10,933
Government National Mortgage Association 5.750% 07/20/25(f)	23,039	23,332
6.000% 03/15/29	3,058	3,108
6.500% 05/15/13	39,649	40,620
6.500% 05/15/24	26,237	26,957
6.500% 04/15/29	32,560	33,488

	Par	Value
6.500% 05/15/29	$18,430	$18,956
7.000% 11/15/13	4,185	4,319
7.000% 06/15/31	3,651	3,773
7.000% 06/15/32	1,278	1,321
7.500% 09/15/29	14,361	14,985
8.000% 03/15/26	270,872	287,096
9.000% 12/15/17	3,632	3,879
Total Mortgage-Backed Securities (cost of $24,601,859)		24,893,966
GOVERNMENT & AGENCY OBLIGATIONS—4.1%
Foreign Government Obligations—0.4%
Province of Ontario 3.500% 09/17/07	35,000	34,554
Province of Quebec 5.000% 07/17/09	500,000	498,558
United Mexican States 7.500% 04/08/33	398,000	469,640
		1,002,752
U.S. Government Agencies—1.7%
Federal Home Loan Bank 5.125% 10/19/16	1,000,000	1,008,269
Federal Home Loan Mortgage Corp. 6.750% 03/15/31	20,000	24,213
Federal National Mortgage Association 5.250% 08/01/12	3,125,000	3,140,194
		4,172,676
U.S. Government Obligations—2.0%
U.S. Treasury Bonds 6.250% 08/15/23	2,585,000	2,975,377
7.250% 05/15/16	450,000	534,920
U.S. Treasury Inflation Indexed Bonds 2.500% 07/15/16	1,224,290	1,233,567
U.S. Treasury Notes 3.875% 02/15/13	200,000	191,414
		4,935,278
Total Government & Agency Obligations (cost of $9,998,488)		10,110,706
COLLATERALIZED MORTGAGE OBLIGATIONS—4.0%
Agency—2.9%
Federal Home Loan Mortgage Corp. 4.000% 09/15/15	160,000	155,486
4.500% 03/15/18	1,500,000	1,462,524
4.500% 03/15/21	180,000	174,338
4.500% 08/15/28	597,000	577,627
5.000% 12/15/15	377,372	375,674
6.000% 02/15/28	807,900	816,359

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
Federal National Mortgage Association 5.000% 07/25/15	$1,500,000	$1,488,275
5.000% 12/25/15	615,000	609,044
6.000% 04/25/32	1,460,000	1,475,974
		7,135,301
Non - Agency—1.1%
American Mortgage Trust 8.445% 09/27/22(f)	11,953	7,195
Countrywide Alternative Loan Trust 5.250% 03/25/35	76,862	75,633
5.250% 08/25/35	474,989	473,570
5.500% 10/25/35	742,629	738,042
JPMorgan Mortgage Trust 6.087% 10/25/36	1,030,339	1,031,905
Rural Housing Trust 6.330% 04/01/26	4,007	3,999
Washington Mutual Mortgage Securities Corp. 5.500% 10/25/35	175,726	175,625
Wells Fargo Alternative Loan Trust 5.500% 02/25/35	75,223	73,762
		2,579,731
Total Collateralized Mortgage Obligations (cost of $9,885,068)		9,715,032
COMMERCIAL MORTGAGE-BACKED SECURITIES—2.1%
Bear Stearns Commercial Mortgage Securities 4.680% 08/13/39	32,000	30,992
5.449% 12/11/40	170,000	170,542
First Union Chase Commercial Mortgage 6.645% 06/15/31	665,063	679,624
LB-UBS Commercial Mortgage Trust 5.084% 02/15/31	120,000	119,516
6.510% 12/15/26	2,750,000	2,869,864
Merrill Lynch Mortgage Trust 5.244% 11/12/37	100,000	99,826
Morgan Stanley Capital I 4.970% 12/15/41(f)	73,000	71,473
5.370% 12/15/43	984,000	980,694
PNC Mortgage Acceptance Corp. 5.910% 03/12/34	19,230	19,361
Total Commercial Mortgage-Backed Securities (cost of $5,050,156)		5,041,892
ASSET-BACKED SECURITIES—0.6%
BMW Vehicle Owner Trust 3.320% 02/25/09	65,000	64,374
Consumer Funding LLC 5.430% 04/20/15	510,000	516,515

	Par	Value
Ford Credit Auto Owner Trust 3.540% 11/15/08	$155,000	$153,192
Green Tree Financial Corp. 6.870% 01/15/29	116,244	119,514
Honda Auto Receivables Owner Trust 3.060% 10/21/09	80,000	78,950
Nissan Auto Receivables Owner Trust 2.700% 12/17/07	935	934
Origen Manufactured Housing 3.380% 08/15/17	305,333	301,887
Providian Gateway Master Trust 3.350% 09/15/11(d)	200,000	197,468
Total Asset-Backed Securities (cost of $1,454,165)		1,432,834
CONVERTIBLE BONDS—0.3%
Communications—0.3%
Media—0.3%
Liberty Media Corp. 0.750% 03/30/23	600,000	760,500
Total Convertible Bonds (cost of $657,531)		760,500
	Shares
INVESTMENT COMPANIES—0.0%
iShares Nasdaq Biotechnology Index Fund (b)	540	41,990
iShares Russell 2000 Value Index Fund	150	12,003
Total Investment Companies (cost of $51,409)		53,993
SECURITIES LENDING COLLATERAL—4.0%
State Street Navigator Securities Lending Prime Portfolio (g)	9,753,270	9,753,270
Total Securities Lending Collateral (cost of $9,753,270)		9,753,270
	Par
SHORT-TERM OBLIGATIONS—5.3%
Repurchase Agreement—5.2%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 4.760%, collateralized by U.S. Treasury Notes and Bonds with various maturities to 02/15/25, market value of $13,026,601 (repurchase proceeds $12,755,743)	$12,749,000	12,749,000

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

	Par	Value
U.S. Government Obligation—0.1%
U.S. Treasury Bill 4.805% 03/15/07(h)	$300,000	$296,356
Total Short-Term Obligations (cost of $13,045,356)		13,045,356
Total Investments—103.7% (cost of $228,518,533)(i)		252,935,872
Other Assets & Liabilities, Net—(3.7)%		(9,054,489)
Net Assets—100.0%		$243,881,383

Notes to Investment Portfolio:

(a)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $9,479,231.

(b)  Non-income producing security.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities, which are not illiquid, amounted to $4,278,032, which represents 1.8% of net assets.

(e)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2006, the value of this security is $194,212, which represents 0.1% of net assets.

(f)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2006.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  All of this security with a market value of $296,356 is pledged as collateral for open futures contracts.

(i)  Cost for federal income tax purposes is $229,703,190.

At December 31, 2006, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	6	$2,142,600	$2,133,278	Mar-2007	$9,322

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	61.3
Corporate Fixed-Income Bonds & Notes	11.8
Mortgage-Backed Securites	10.2
Government & Agency Obligations	4.1
Collateralized Mortgage Obligations	4.0
Commercial Mortgage-Backed Securities	2.1
Asset-Backed Securities	0.6
Convertible Bonds	0.3
Investment Companies	0.0	*
	94.4
Securities Lending Collateral	4.0
Short-Term Obligations	5.3
Other Assets & Liabilities, Net	(3.7)
	100.0

* Rounds to less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$228,518,533
Investments, at value (including securities on loan of $9,479,231)	$252,935,872
Cash	55,932
Foreign currency (cost of $129,964)	129,819
Receivable for:
Investments sold	183,600
Fund shares sold	3,885
Interest	830,297
Dividends	139,900
Foreign tax reclaims	18,663
Securities lending	1,135
Expense reimbursement due from Investment Advisor	25,823
Deferred Trustees' compensation plan	21,903
Total Assets	254,346,829
Liabilities
Collateral on securities loaned	9,753,270
Payable for:
Investments purchased	350,231
Fund shares repurchased	46,049
Futures variation margin	8,100
Investment advisory fee	93,879
Administration fee	31,293
Transfer agent fee	23
Pricing and bookkeeping fees	15,184
Trustees' fees	50,688
Audit fee	35,378
Distribution fee — Class B	13,263
Custody fee	14,233
Chief compliance officer expenses	2,019
Deferred Trustees' fees	21,903
Other liabilities	29,933
Total Liabilities	10,465,446
Net Assets	$243,881,383
Net Assets Consist of
Paid-in capital	$193,305,334
Undistributed net investment income	5,884,617
Accumulated net realized gain	20,263,815
Net unrealized appreciation on:
Investments	24,417,339
Foreign currency translations	956
Futures contracts	9,322
Net Assets	$243,881,383
Class A:
Net assets	$183,605,152
Shares outstanding	11,605,060
Net asset value per share	$15.82
Class B:
Net assets	$60,276,231
Shares outstanding	3,826,096
Net asset value per share	$15.75

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia Asset Allocation Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$2,487,069
Interest	5,118,071
Securities lending	4,672
Total Investment Income (net of foreign taxes withheld of $80,228)	7,609,812
Expenses
Investment advisory fee	1,126,444
Administration fee	375,481
Distribution fee—Class B	153,416
Transfer agent fee	322
Pricing and bookkeeping fees	174,429
Trustees' fees	20,926
Custody fee	170,661
Chief compliance officer expenses	5,720
Non-recurring costs (See Note 8)	1,104
Other expenses	115,306
Total Expenses	2,143,809
Fees and expenses waived or reimbursed by Investment Advisor	(100,999)
Fees reimbursed by Distributor—Class B	(61,355)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(1,104)
Custody earnings credit	(11,954)
Net Expenses	1,968,397
Net Investment Income	5,641,415
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Investments	22,537,696
Foreign currency transactions	65,851
Futures contracts	(51,037)
Net realized gain	22,552,510
Net change in unrealized appreciation (depreciation) on:
Investments	(1,387,144)
Foreign currency translations	1,902
Futures contracts	51,418
Net change in unrealized appreciation (depreciation)	(1,333,824)
Net Gain	21,218,686
Net Increase Resulting from Operations	$26,860,101

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia Asset Allocation Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$5,641,415	$5,903,749
Net realized gain on investments, foreign currency transactions and futures contracts	22,552,510	24,407,806
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	(1,333,824)	(14,232,576)
Net Increase Resulting from Operations	26,860,101	16,078,979
Distributions Declared to Shareholders
From net investment income:
Class A	(4,692,376)	(5,242,940)
Class B	(1,434,855)	(1,594,792)
From net realized gains:
Class A	(10,214,433)	—
Class B	(3,301,090)	—
Total Distributions Declared to Shareholders	(19,642,754)	(6,837,732)
Share Transactions
Class A:
Subscriptions	2,535,157	3,196,054
Proceeds received in connection with merger	20,367,574	—
Distributions reinvested	14,906,809	5,242,941
Redemptions	(47,476,648)	(43,445,440)
Net Decrease	(9,667,108)	(35,006,445)
Class B:
Subscriptions	2,319,972	1,659,248
Distributions reinvested	4,735,945	1,594,792
Redemptions	(12,547,833)	(9,956,277)
Net Decrease	(5,491,916)	(6,702,237)
Net Decrease from Share Transactions	(15,159,024)	(41,708,682)
Total Decrease in Net Assets	(7,941,677)	(32,467,435)
Net Assets
Beginning of period	251,823,060	284,290,495
End of period	$243,881,383	$251,823,060
Undistributed net investment income at end of period	$5,884,617	$5,667,649
Changes in Shares
Class A:
Subscriptions	161,160	218,431
Issued in connection with merger	1,253,174	—
Isssued for distributions reinvested	1,007,898	361,832
Redemptions	(3,020,483)	(2,949,930)
Net Decrease	(598,251)	(2,369,667)
Class B:
Subscriptions	147,886	113,441
Isssued for distributions reinvested	321,299	110,366
Redemptions	(803,376)	(677,280)
Net Decrease	(334,191)	(453,473)

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia Asset Allocation Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$15.34	$14.77		$13.75	$11.82	$13.81
Income from Investment Operations:
Net investment income (b)	0.33	0.31		0.29	0.28	0.33
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	1.36	0.61		1.03	2.02	(1.93)
Total from Investment Operations	1.69	0.92		1.32	2.30	(1.60)
Less Distributions Declared to Shareholders:
From net investment income	(0.39)	(0.35)		(0.30)	(0.37)	(0.39)
From net realized gains	(0.89)	—		—	—	—
Total Distributions Declared to Shareholders	(1.28)	(0.35)		(0.30)	(0.37)	(0.39)
Net Asset Value, End of Period	$15.75	$15.34		$14.77	$13.75	$11.82
Total return (c)(d)(e)	11.60%	6.40	%(f)	9.80%	20.29%	(11.94)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	0.90%	0.90%		0.90%	0.90%	0.90%
Waiver/reimbursement	0.14%	0.14%		0.12%	0.10%	0.05%
Net investment income (g)	2.14%	2.13%		2.12%	2.27%	2.53%
Portfolio turnover rate	104%	92%		60%	103%	118%
Net assets, end of period (000's)	$60,276	$63,836		$68,167	$64,902	$51,540

(a)  On May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a voluntary reimbursement by the invesment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Asset Allocation Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Asset Allocation Fund, Variable Series was renamed Columbia Asset Allocation Fund, Variable Series and the Trust changed its name from SteinRoe Variable Investment Trust to Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks high total investment return.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Treasury Inflation Protected Securities—The Fund may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Income Recognition—Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation, Passive Foreign Investment Company (PFIC) adjustments, paydown reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$702,784	$(805,899)	$103,115

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary income*	$6,880,277	$6,837,732
Long-term capital gains	$12,762,477	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$10,644,711	$16,717,947	$23,232,682

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, discount accretion/premium amortization on all debt securities, reclassifications on PFIC's and non-deductible deferred trustees fees.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$25,336,065
Unrealized depreciation	(2,103,383)
Net unrealized appreciation	$23,232,682

As determined at December 31, 2006 no capital loss carryforwards are available to potentially reduce taxable income arising from future net realized gains on investments.

Capital loss carryforwards of $196,835 were utilized during the year ended December 31, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.45%
$1 billion to $1.5 billion	0.40%
Over $1.5 billion	0.35%

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.45% of the Fund's average daily net assets.

Sub-Advisory Fee—Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as the investment sub-advisor to manage the portion of the Fund's assets allocated to foreign stocks. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays Nordea a monthly sub-advisory fee at the annual rate of 0.40% of the portion of the Fund's average daily net assets managed by Nordea.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.070% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.90% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $246,124,505 and $297,978,412, respectively, of which $41,295,233 and $41,656,121, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under these arrangements.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

High-Yield Securities—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

Notes to Financial Statements (continued)

Columbia Asset Allocation Fund, Variable Series / December 31, 2006

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $1,104 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9. Business Combinations and Mergers

On May 1, 2006, Nations Asset Allocation Portfolio, a series of Nations Separate Account Trust, merged into Liberty Asset Allocation Fund, Variable Series. Liberty Asset Allocation Fund, Variable Series was then renamed Columbia Asset Allocation Fund, Variable Series. Liberty Asset Allocation Fund, Variable Series received a tax-free transfer of assets from Nations Asset Allocation Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
1,253,174	$20,367,574	$1,950,515
Net Assets of Liberty Asset Allocation Fund, Variable Series Prior to Combination	Net Assets of Nations Asset Allocation Portfolio Immediately Prior to Combination	Net Assets of Liberty Asset Allocation Fund, Variable Series Immediately After Combination
$250,650,523	$20,367,574	$271,018,097

  1  Unrealized appreciation is included in Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class B Shareholders of Columbia Asset Allocation Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Asset Allocation Fund, Variable Series, a series of SteinRoe Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

Unaudited Information

Columbia Asset Allocation Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $16,741,002.

33.93% of the ordinary income distributed by the Fund for the year ended December 31, 2006, qualifies for the corporate dividends received deduction.

Fund Governance

Columbia Asset Allocation Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Fund Governance (continued)

Columbia Asset Allocation Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Board Consideration and Approval of Investment Advisory Agreements

Columbia Asset Allocation Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory and subadvisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. The Trustees also consider information about Nordea Investment Management North America, Inc., which serves as subadvisor for Columbia Asset Allocation Fund, Variable Series, including the subadvisory fees paid and related performance information. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. The Trustees considered not only the advisory services provided by Columbia to the funds, but also the monitoring and oversight services that Columbia provides with respect to Columbia Asset Allocation Fund, Variable Series, and the subadvisory services that Nordea Investment Management North America, Inc. provides. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Asset Allocation Fund, Variable Series

investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Asset Allocation Fund, Variable Series

information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Asset Allocation Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the pro posed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular at

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Asset Allocation Fund, Variable Series

tention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Asset Allocation Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Asset Allocation Fund, Variable Series

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

Appendix

Columbia Asset Allocation Fund, Variable Series

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Federal Securities Fund,
Variable Series

(formerly Liberty Federal Securities Fund, Variable Series)

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Columbia Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Ann T. Peterson has managed or co-managed the fund since June 2000.

Columbia Federal Securities Fund, Variable Series outperformed the return of the Lipper General US Government Variable Underlying Funds Classification average1 largely because of its heavy allocation to mortgage bonds, which outperformed Treasuries. The fund's return fell short of the return of the Citigroup Government/Mortgage Bond Index2. Expenses, which the index does not incur, generally accounted for the difference in return.

Government bonds made little headway in the first half of 2006. Bond prices generally declined and yields rose as the Federal Reserve Board (the Fed) continued to raise short-term interest rates in response to inflation concerns. By the end of June, the federal funds rate — the overnight rate at which banks lend each other money — had reached 5.25%, up from 4.50% at the start of the year. However, bonds fared much better in the second half of the year, as the housing market slowed, inflation concerns eased and the Fed put a halt to its two-year regimen of short-term interest rate hikes. In this environment, short-term yields rose faster than long-term yields, helping long-term Treasuries beat
short-term bonds in 2006.

Positive contribution from mortgage bonds

Mortgages benefited as investors looked for added yield opportunities and took on more risk in an effort to earn higher returns. We increased the fund's mortgage stake to 61% of net assets by year end, up from its 54% start. Our focus was on bonds issued by the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), which have generally offered better return potential than bonds issued by the Government National Mortgage Association (Ginnie Mae). The fund also benefited from having slightly higher coupons (or stated interest rates) than its peers, which worked well as higher-coupon bonds outperformed lower-coupon issues for the year.

Added gains from asset-backed and agency debt

Other types of bonds with a yield advantage over Treasuries further aided returns. The fund continued to own asset-backed securities (ABS), which are bonds backed by payments from collateral such as credit card and home equity loans, as well as government agency issues. Our emphasis was on mortgage-related ABS, whose higher yields helped them outperform other high-quality ABS sectors, including credit cards and autos. We kept a below-average stake in government agency bonds, which offered less of a yield advantage than ABS and government agency-backed securities.

Trimming in Treasuries

We pared the fund's Treasuries to 40% of net assets, down from 45% at the start of the year. We typically buy and sell Treasuries to manage liquidity and position the fund for changes in the shape of the yield curve — a graph that plots Treasury yields from short to long. We also use Treasuries to manage duration, a measure of sensitivity to interest rate changes. By selling Treasuries over the past year, we were able to offset the lengthening duration of the fund's mortgage bonds, which occurred as interest rates rose. We believe that the fund's duration, which began and ended the period at 4.7 years, was slightly longer than that of many competitors, which modestly hampered returns.

Going forward, our focus will remain on finding what we believe is the best relative value within the government sector with a focus on mortgages and Treasuries. To do this, we will keep a close eye on economic indicators, such as inflation, housing and energy prices, all of which can affect monetary policy, the shape of the yield curve and bond market returns. We also plan to actively manage the fund's sensitivity to interest rate changes.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2  The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of those additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class A (01/01/89)	3.72	4.55	5.72
Citigroup Government/Mortgage Bond Index	4.26	4.78	6.10

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class A	10.71	10.48

Growth of a $10,000 investment, 01/01/97 –12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Federal Securities Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,048.90	1,021.88	3.41	3.36	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Federal Securities Fund, Variable Series / December 31, 2006

	Par	Value
MORTGAGE-BACKED SECURITIES—60.5%
Federal Home Loan Mortgage Corp.
5.500% 08/01/17	$78,182	$78,314
5.500% 12/01/17	34,427	34,486
5.500% 07/01/21	11,622,141	11,613,182
6.000% 04/01/32	25,717	25,986
7.000% 06/01/16	15,308	15,718
7.000% 01/01/26	69,335	71,560
7.500% 02/01/23	31,615	32,957
7.500% 05/01/24	12,206	12,742
10.500% 02/01/19	6,563	7,420
10.750% 11/01/09	8,797	9,103
11.250% 10/01/09	1,197	1,268
11.250% 07/01/13	4,170	4,420
12.000% 07/01/13	4,978	5,487
12.000% 07/01/20	45,715	49,578
TBA,
5.500% 01/11/37 (a)	15,716,000	15,539,195
Federal National Mortgage Association
6.000% 08/01/22	36,388	36,870
6.000% 12/01/23	172,666	174,670
6.000% 02/01/24	88,004	89,061
6.000% 03/01/24	25,808	26,118
6.500% 03/01/09	1,357	1,374
6.500% 11/01/23	16,168	16,569
6.500% 01/01/24	32,100	32,897
6.500% 08/01/25	41,457	42,493
6.500% 12/01/25	8,839	9,060
6.500% 01/01/26	25,834	26,504
6.500% 10/01/28	1,187,003	1,218,361
6.500% 08/01/31	6,131	6,277
7.000% 07/01/11	99,105	102,037
7.000% 03/01/15	13,427	13,817
7.000% 03/01/29	129,052	133,223
7.500% 11/01/29	121,964	127,290
8.500% 05/01/30	229,102	246,248
9.000% 05/01/12	4,174	4,336
9.000% 05/01/20	7,403	7,797
10.000% 03/01/16	19,527	20,606
12.250% 09/01/12	17,365	19,211
TBA:
5.000% 01/17/22 (a)	17,326,000	17,028,201
5.500% 01/17/22 (a)	2,507,000	2,506,218
5.500% 01/11/37 (a)	5,600,000	5,533,500
6.000% 01/11/37 (a)	16,894,000	17,004,858
6.500% 01/11/37 (a)	11,830,000	12,051,812
Government National Mortgage Association
5.750% 07/20/22 (b)	25,880	26,176
5.750% 07/20/25 (b)	46,077	46,663
6.000% 03/15/29	772,261	784,812
6.000% 04/15/29	236,789	240,638
6.000% 05/15/29	161,330	163,953
6.000% 06/15/29	250,824	254,900
6.000% 08/15/29	86,391	87,795
6.500% 10/15/13	27,988	28,674

	Par	Value
6.500% 07/15/24	$64,737	$66,543
6.500% 03/15/28	918,109	944,727
7.000% 09/15/29	32,429	33,521
7.500% 10/15/27	10,967	11,468
7.500% 09/15/29	11,172	11,657
8.000% 04/15/08	6,736	6,857
8.000% 07/15/08	8,538	8,692
8.500% 04/15/30	463	497
9.000% 06/15/16	12,983	13,888
9.000% 11/15/16	2,648	2,832
9.000% 01/15/17	4,468	4,782
9.000% 03/15/17	9,870	10,563
9.000% 01/15/20	5,521	5,940
9.500% 06/15/09	1,560	1,618
9.500% 07/15/09	1,379	1,431
9.500% 08/15/09	2,275	2,359
9.500% 09/15/09	14,674	15,221
9.500% 10/15/09	26,976	27,982
9.500% 11/15/09	6,357	6,595
9.500% 12/15/09	1,838	1,907
9.500% 11/15/10	2,257	2,362
9.500% 08/15/17	293,016	316,490
9.500% 08/15/22	6,431	7,060
10.000% 11/15/09	16,226	17,000
10.000% 06/15/10	284	302
10.000% 10/15/10	5,086	5,401
10.000% 11/15/19	10,890	12,039
11.500% 04/15/13	29,115	32,117
11.500% 05/15/13	15,411	17,000
TBA,
5.000% 01/22/37 (a)	3,200,000	3,113,000
Total Mortgage-Backed Securities (cost of $88,775,977)		90,316,286
GOVERNMENT & AGENCY OBLIGATIONS—43.9%
Foreign Government Obligations—0.3%
European Investment Bank 4.625% 03/01/07	80,000	79,922
Export Development of Canada 4.000% 08/01/07	100,000	99,299
Inter-American Development Bank 8.875% 06/01/09	125,000	135,504
Province of British Columbia 5.375% 10/29/08	50,000	50,326
Province of Manitoba 5.500% 10/01/08	50,000	50,346
Province of New Brunswick 3.500% 10/23/07	50,000	49,272
		464,669
U.S. Government Agencies—3.4%
AID-Israel 5.500% 04/26/24	2,000,000	2,077,520
Federal Home Loan Bank 5.375% 07/17/09	2,000,000	2,018,212

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

	Par	Value
Federal Home Loan Mortgage Corp. 5.875% 03/21/11	$180,000	$185,090
6.250% 07/15/32	100,000	115,085
6.750% 03/15/31	265,000	320,830
Federal National Mortgage Association 7.125% 03/15/07	250,000	250,951
		4,967,688
U.S. Government Obligations—40.2%
U.S. Treasury Bonds
5.250% 11/15/28 (c)	2,200,000	2,307,078
5.500% 08/15/28 (c)	3,610,000	3,899,926
6.750% 08/15/26 (c)	5,820,000	7,159,054
6.875% 08/15/25 (c)(d)	4,112,000	5,090,529
7.125% 02/15/23 (c)	3,333,000	4,149,065
U.S. Treasury Notes
5.000% 02/15/11 (c)	14,910,000	15,096,375
5.750% 08/15/10 (c)	18,084,000	18,707,753
6.000% 08/15/09 (c)	3,510,000	3,615,985
		60,025,765
Total Government & Agency Obligations (cost of $65,742,919)		65,458,122
ASSET-BACKED SECURITIES—5.6%
Chase Funding Mortgage Loan
5.638% 11/25/31	1,151,044	1,136,572
6.448% 09/25/30	1,112,719	1,105,490
6.975% 02/25/32	1,403,536	1,423,822
Citibank Credit Card Issuance Trust
4.950% 02/09/09	250,000	249,961
MBNA Credit Card Master Note Trust
4.450% 08/15/16 (e)	1,000,000	950,509
Mid-State Trust
7.340% 07/01/35	802,708	854,521
Residential Asset Mortgage Products, Inc.
4.120% 06/25/33	390,435	379,022
5.600% 12/25/33	1,313,000	1,298,985
Small Business Administration Participation Certificates
5.360% 11/01/26	1,000,000	1,003,956
Total Asset-Backed Securities (cost of $8,493,850)		8,402,838
COMMERCIAL MORTGAGE-BACKED SECURITIES—5.1%
Asset Securitization Corp.
6.750% 02/14/43	1,296,576	1,307,787
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.648% 10/15/48	1,100,000	1,120,691
JPMorgan Commercial Mortgage Finance Corp.
7.400% 07/15/31	1,789,292	1,852,968

	Par	Value
LB Commercial Conduit Mortgage Trust
6.590% 02/18/30	$1,500,000	$1,514,050
6.210% 10/15/35	1,749,267	1,768,640
Structured Asset Securities Corp., I.O.
2.150% 02/25/28 (b)	1,086,243	39,768
Total Commercial Mortgage-Backed Securities (cost of $7,445,234)		7,603,904
COLLATERALIZED MORTGAGE OBLIGATIONS—3.3%
Agency—1.1%
Federal Home Loan Mortgage Corp.
6.000% 05/15/29	1,555,000	1,568,029
Federal National Mortgage Association
9.250% 03/25/18	44,588	47,452
		1,615,481
Non - Agency—2.2%
American Mortgage Trust
8.445% 09/27/22	4,515	2,718
Citicorp Mortgage Securities, Inc.
10.000% 08/25/17	5,632	5,614
Comfed Savings Bank
4.269% 01/25/18 (b)(f)	14,288	715
First Horizon Asset Securities, Inc.
5.368% 11/25/33 (b)	866,753	795,287
GSMPS Mortgage Loan Trust
7.750% 09/19/27 (g)	507,496	532,069
Nomura Asset Acceptance Corp.
6.664% 05/25/36	780,000	785,805
Rural Housing Trust
6.330% 04/01/26	20,036	19,995
Suntrust Alternative Loan Trust
6.066% 12/25/35 (b)	1,251,985	1,233,638
		3,375,841
Total Collateralized Mortgage Obligations (cost of $4,933,954)		4,991,322
CORPORATE FIXED-INCOME BONDS & NOTES—0.8%
Consumer Cyclical—0.1%
Auto Manufacturers—0.1%
Ford Motor Co.
7.450% 07/16/31 (c)	205,000	160,925
Financials—0.6%
Banks—0.3%
Bank of America Corp.
4.875% 01/15/13 (c)(e)	175,000	171,196
Sovereign Bank
5.125% 03/15/13	100,000	97,697
U.S. Bancorp
3.125% 03/15/08	150,000	146,149
		415,042

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

	Par	Value
Diversified Financial Services—0.3%
Boeing Capital Corp.
5.750% 02/15/07 (c)	$100,000	$100,074
General Electric Capital Corp.
6.750% 03/15/32 (c)	100,000	114,528
Goldman Sachs Group, Inc.
4.125% 01/15/08 (c)	50,000	49,429
Household Finance Corp.
4.625% 01/15/08 (c)	50,000	49,665
JPMorgan Chase & Co.
7.875% 06/15/10	125,000	135,288
		448,984
		864,026
Utilities—0.1%
Electric—0.1%
Hydro-Quebec
8.500% 12/01/29	75,000	104,531
Total Corporate Fixed-Income Bonds & Notes (cost of $1,128,127)		1,129,482
SECURITIES LENDING COLLATERAL—25.2%
	Shares
State Street Navigator Securities Lending Prime Portfolio (h)	37,652,788	37,652,788
Total Securities Lending Collateral (cost of $37,652,788)		37,652,788
SHORT-TERM OBLIGATION—28.9%
	Par
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by FNMA obligations with various maturities to 10/18/21, market value of $43,971,550 (repurchase proceeds $43,130,954)	$43,106,000	43,106,000
Total Short-Term Obligation (cost of $43,106,000)		43,106,000
Total Investments—173.3% (cost of $257,278,849) (i)		258,660,742
Other Assets & Liabilities, Net—(73.3)%		(109,385,199)
Net Assets—100.0%		$149,275,543

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2006.

(c)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $36,909,698.

(d)  A portion of this security with a market value of $129,987 is pledged as collateral for open futures contracts.

(e)  Investments in affiliates during the year ended December 31, 2006: Security name: Bank of America Corp., 4.875% 01/15/13

Par as of 12/31/05:	$175,000
Par purchased:	—
Par sold:	—
Par as of 12/31/06:	175,000
Interest income earned:	8,531
Value at end of period:	171,196

Security name: MBNA Credit Card Master Note Trust, 4.450% 08/15/16 (MBNA became an affiliate of the Fund on January 1, 2006)

Par as of 12/31/05:	$1,000,000
Par purchased:	—
Par sold:	—
Par as of 12/31/06:	1,000,000
Interest income earned:	44,500
Value at end of period:	950,509

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of this security, which is not illiquid, represents 0.4% of net assets.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  Cost for federal income tax purposes is $258,761,086.

At December 31, 2006, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10 Year U.S. Treasury Notes	50	$5,373,437	$5,472,103	Mar-2007	$98,666
5 Year U.S. Treasury Notes	74	7,774,625	7,877,291	Mar-2007	102,666
U.S. Treasury Bonds	12	1,337,250	1,375,273	Mar-2007	38,023
					$239,355

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	60.5
Government & Agency Obligations	43.9
Asset-Backed Securities	5.6
Commercial Mortgage-Backed Securities	5.1
Collateralized Mortgage Obligations	3.3
Corporate Fixed-Income Bonds & Notes	0.8
119.2
Securities Lending Collateral	25.2
Short-Term Obligation	28.9
Other Assets & Liabilities, Net	(73.3)
100.0

Acronym	Name
FNMA	Federal National Mortgage Association

I.O.	Interest Only

TBA	To Be Announced

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Assets
Unaffiliated investments, at cost (including repurchase agreement)	$256,107,829
Affiliated investments, at cost	1,171,020
Total investments, at cost	257,278,849
Unaffiliated investments, at value (including securities on loan of $36,909,698)	$214,433,037
Affiliated investments, at value	1,121,705
Repurchase agreement	43,106,000
Total investments, at value	258,660,742
Cash	4,441
Receivable for:
Fund shares sold	11,044
Interest	1,704,571
Securities lending	3,760
Dollar roll fee income	7,928
Futures variation margin	12,000
Expense reimbursement due from Investment Advisor	238
Deferred Trustees' compensation plan	16,001
Total Assets	260,420,725
Liabilities
Collateral on securities loaned	37,652,788
Payable for:
Investments purchased on a delayed delivery basis	73,324,163
Fund shares repurchased	96
Investment advisory fee	48,238
Administration fee	19,001
Transfer agent fee	17
Pricing and bookkeeping fees	9,076
Trustees' fees	15
Audit fee	34,050
Distribution fees—Class B	18,450
Custody fee	1,816
Reports to shareholders	16,783
Chief compliance officer expenses	1,708
Deferred Trustees' fees	16,001
Deferred dollar roll fee income	1,120
Other liabilities	1,860
Total Liabilities	111,145,182
Net Assets	$149,275,543
Net Assets Consist of
Paid-in capital	$147,136,407
Undistributed net investment income	6,572,427
Accumulated net realized loss	(6,054,539)
Net unrealized appreciation on:
Investments	1,381,893
Futures contracts	239,355
Net Assets	$149,275,543
Class A:
Net assets	$65,659,902
Shares outstanding	6,263,920
Net asset value per share	$10.48
Class B:
Net assets	$83,615,641
Shares outstanding	8,036,676
Net asset value per share	$10.40

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Federal Securities Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Interest	$8,018,586
Interest from affiliates	53,031
Dollar roll fee income	521,239
Securities lending	13,030
Total Investment Income	8,605,886
Expenses
Investment advisory fee	608,481
Administration fee	240,190
Distribution fee—Class B	219,729
Transfer agent fee	258
Pricing and bookkeeping fees	94,626
Trustees' fees	18,161
Custody fee	18,858
Chief compliance officer expenses	5,004
Non-recurring costs (See Note 8)	717
Other expenses	83,766
Total Expenses	1,289,790
Fees reimbursed by Distributor—Class B	(13,249)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(717)
Custody earnings credit	(5,677)
Net Expenses	1,270,147
Net Investment Income	7,335,739
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized loss on:
Investments	(325,799)
Futures contracts	(157,442)
Net realized loss	(483,241)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,794,216)
Futures contracts	251,446
Net change in unrealized appreciation (depreciation)	(1,542,770)
Net Loss	(2,026,011)
Net Increase Resulting from Operations	$5,309,728

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Federal Securities Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$7,335,739	$7,289,059
Net realized loss on investments and futures contracts	(483,241)	(1,347,035)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,542,770)	(1,267,599)
Net Increase Resulting from Operations	5,309,728	4,674,425
Distributions Declared to Shareholders
From net investment income:
Class A	(3,898,193)	(5,277,766)
Class B	(4,725,402)	(5,272,479)
From net realized gains:
Class A	—	(307,149)
Class B	—	(321,217)
Total Distributions Declared to Shareholders	(8,623,595)	(11,178,611)
Share Transactions
Class A:
Subscriptions	648,688	1,672,048
Distributions reinvested	3,898,193	5,584,915
Redemptions	(19,461,552)	(21,959,535)
Net Decrease	(14,914,671)	(14,702,572)
Class B:
Subscriptions	3,283,419	3,441,282
Distributions reinvested	4,725,402	5,593,696
Redemptions	(15,445,503)	(15,972,269)
Net Decrease	(7,436,682)	(6,937,291)
Net Decrease from Share Transactions	(22,351,353)	(21,639,863)
Total Decrease in Net Assets	(25,665,220)	(28,144,049)
Net Assets
Beginning of period	174,940,763	203,084,812
End of period	$149,275,543	$174,940,763
Undistributed net investment income at end of period	$6,572,427	$5,637,785
Changes in Shares
Class A:
Subscriptions	61,552	156,011
Isssued for distributions reinvested	378,833	538,046
Redemptions	(1,835,186)	(2,047,109)
Net Decrease	(1,394,801)	(1,353,052)
Class B:
Subscriptions	311,515	324,882
Isssued for distributions reinvested	462,368	542,025
Redemptions	(1,469,225)	(1,498,962)
Net Decrease	(695,342)	(632,055)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$10.71	$11.09		$11.20	$11.37	$10.84
Income from Investment Operations:
Net investment income (b)	0.50	0.43		0.47	0.48	0.47
Net realized and unrealized gain (loss) on investments and futures contracts	(0.11)	(0.16)		(0.01)	(0.18)	0.55
Total from Investment Operations	0.39	0.27		0.46	0.30	1.02
Less Distributions Declared to Shareholders:
From net investment income	(0.62)	(0.61)		(0.56)	(0.47)	(0.49)
From net realized gains	—	(0.04)		(0.01)	—	—
Total Distributions Declared to Shareholders	(0.62)	(0.65)		(0.57)	(0.47)	(0.49)
Net Asset Value, End of Period	$10.48	$10.71		$11.09	$11.20	$11.37
Total return (c)(d)	3.72%	2.58	%(e)	4.15%	2.64%	9.85%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (f)	0.66%	0.63%		0.65%	0.66%	0.66%
Waiver/reimbursement	—	—	%(g)	—	—	—
Net investment income (f)	4.71%	4.00%		4.27%	4.23%	4.27%
Portfolio turnover rate	89%	127%		14%	47%	69%
Net assets, end of period (000's)	$65,660	$82,056		$99,943	$122,392	$125,946

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Federal Securities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series and the Trust changed its name from SteinRoe Variable Investment Trust to Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

11

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Columbia's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies liquid portfolio securities in its records in an amount equal to the delayed delivery commitment.

Interest Only Securities—The Fund may invest in Interest Only Securities ("IO"). IO's are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the pay down of principal.

Income Recognition—Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

12

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and pay-down and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,222,498	$(2,222,496)	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary income*	$8,623,595	$10,958,991
Long-term capital gains	—	219,620

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Depreciation*
$8,070,083	$(100,344)

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to straddle deferrals, post October loss deferrals and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$2,461,150
Unrealized depreciation	(2,561,494)
Net unrealized depreciation	$(100,344)

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2013	$3,041,594
2014	2,884,088
$5,925,682

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2006, post-October capital losses of $3,512 attributed to security transactions were deferred to January 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

13

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.38%
$500 million to $1 billion	0.33%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.27%
$3 billion to $6 billion	0.26%
Over $6 billion	0.25%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.38% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.059% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

14

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.20% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.90% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $101,442,750 and $120,231,550, respectively, of which $96,272,792 and $112,281,668, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under these arrangements.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

15

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $717 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class A Shareholders of Columbia Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Federal Securities Fund, Variable Series, a series of SteinRoe Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

17

Fund Governance

Columbia Federal Securities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

18

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940)c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1    In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

19

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

20

Board Consideration and Approval of Investment Advisory Agreements

Columbia Federal Securities Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Federal Securities Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Federal Securities Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

23

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Federal Securities Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

24

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Federal Securities Fund, Variable Series

other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Federal Securities Fund, Variable Series

Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Federal Securities Fund, Variable Series

source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

27

Appendix

Columbia Federal Securities Fund, Variable Series

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

28

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Federal Securities Fund,
Variable Series

(formerly Liberty Federal Securities Fund,
Variable Series)

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Columbia Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Ann T. Peterson has managed or co-managed the fund since June 2000.

Columbia Federal Securities Fund, Variable Series outperformed the return of the Lipper General US Government Variable Underlying Funds Classification average1 largely because of its heavy allocation to mortgage bonds, which outperformed Treasuries. The fund's return fell short of the return of the Citigroup Government/Mortgage Bond Index2. Expenses, which the index does not incur, generally accounted for the difference in return.

Government bonds made little headway in the first half of 2006. Bond prices generally declined and yields rose as the Federal Reserve Board (the Fed) continued to raise short-term interest rates in response to inflation concerns. By the end of June, the federal funds rate — the overnight rate at which banks lend each other money — had reached 5.25%, up from 4.50% at the start of the year. However, bonds fared much better in the second half of the year, as the housing market slowed, inflation concerns eased and the Fed put a halt to its two-year regimen of short-term interest rate hikes. In this environment, short-term yields rose faster than long-term yields, helping long-term Treasuries beat
short-term bonds in 2006.

Positive contribution from mortgage bonds

Mortgages benefited as investors looked for added yield opportunities and took on more risk in an effort to earn higher returns. We increased the fund's mortgage stake to 61% of net assets by year end, up from its 54% start. Our focus was on bonds issued by the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), which have generally offered better return potential than bonds issued by the Government National Mortgage Association (Ginnie Mae). The fund also benefited from having slightly higher coupons (or stated interest rates) than its peers, which worked well as higher-coupon bonds outperformed lower-coupon issues for the year.

Added gains from asset-backed and agency debt

Other types of bonds with a yield advantage over Treasuries further aided returns. The fund continued to own asset-backed securities (ABS), which are bonds backed by payments from collateral such as credit card and home equity loans, as well as government agency issues. Our emphasis was on mortgage-related ABS, whose higher yields helped them outperform other high-quality ABS sectors, including credit cards and autos. We kept a below-average stake in government agency bonds, which offered less of a yield advantage than ABS and government agency-backed securities.

Trimming in Treasuries

We pared the fund's Treasuries to 40% of net assets, down from 45% at the start of the year. We typically buy and sell Treasuries to manage liquidity and position the fund for changes in the shape of the yield curve — a graph that plots Treasury yields from short to long. We also use Treasuries to manage duration, a measure of sensitivity to interest rate changes. By selling Treasuries over the past year, we were able to offset the lengthening duration of the fund's mortgage bonds, which occurred as interest rates rose. We believe that the fund's duration, which began and ended the period at 4.7 years, was slightly longer than that of many competitors, which modestly hampered returns.

Going forward, our focus will remain on finding what we believe is the best relative value within the government sector with a focus on mortgages and Treasuries. To do this, we will keep a close eye on economic indicators, such as inflation, housing and energy prices, all of which can affect monetary policy, the shape of the yield curve and bond market returns. We also plan to actively manage the fund's sensitivity to interest rate changes.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2  The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

1

Performance Information

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of those additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class B (06/01/00)	3.39	4.29	5.52
Citigroup Government/Mortgage Bond Index	4.26	4.78	6.10

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class B	10.64	10.40

Growth of a $10,000 investment, 01/01/971 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Citigroup Government/Mortgage Bond Index is a combination of the Citigroup US Government Index and the Citigroup Mortgage Index. The government index tracks the performance of the Treasury and government sponsored indices within the US Broad Investment Grade (BIG) Bond Index. The mortgage index tracks the performance of the mortgage component of the US BIG Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

1Inception date of Class A shares (oldest existing share class) is January 1, 1989.

2

Understanding Your Expenses

Columbia Federal Securities Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,047.69	1,020.67	4.65	4.58	0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Federal Securities Fund, Variable Series / December 31, 2006

	Par	Value
MORTGAGE-BACKED SECURITIES—60.5%
Federal Home Loan Mortgage Corp.
5.500% 08/01/17	$78,182	$78,314
5.500% 12/01/17	34,427	34,486
5.500% 07/01/21	11,622,141	11,613,182
6.000% 04/01/32	25,717	25,986
7.000% 06/01/16	15,308	15,718
7.000% 01/01/26	69,335	71,560
7.500% 02/01/23	31,615	32,957
7.500% 05/01/24	12,206	12,742
10.500% 02/01/19	6,563	7,420
10.750% 11/01/09	8,797	9,103
11.250% 10/01/09	1,197	1,268
11.250% 07/01/13	4,170	4,420
12.000% 07/01/13	4,978	5,487
12.000% 07/01/20	45,715	49,578
TBA, 5.500% 01/11/37 (a)	15,716,000	15,539,195
Federal National Mortgage Association
6.000% 08/01/22	36,388	36,870
6.000% 12/01/23	172,666	174,670
6.000% 02/01/24	88,004	89,061
6.000% 03/01/24	25,808	26,118
6.500% 03/01/09	1,357	1,374
6.500% 11/01/23	16,168	16,569
6.500% 01/01/24	32,100	32,897
6.500% 08/01/25	41,457	42,493
6.500% 12/01/25	8,839	9,060
6.500% 01/01/26	25,834	26,504
6.500% 10/01/28	1,187,003	1,218,361
6.500% 08/01/31	6,131	6,277
7.000% 07/01/11	99,105	102,037
7.000% 03/01/15	13,427	13,817
7.000% 03/01/29	129,052	133,223
7.500% 11/01/29	121,964	127,290
8.500% 05/01/30	229,102	246,248
9.000% 05/01/12	4,174	4,336
9.000% 05/01/20	7,403	7,797
10.000% 03/01/16	19,527	20,606
12.250% 09/01/12	17,365	19,211
TBA:
5.000% 01/17/22 (a)	17,326,000	17,028,201
5.500% 01/17/22 (a)	2,507,000	2,506,218
5.500% 01/11/37 (a)	5,600,000	5,533,500
6.000% 01/11/37 (a)	16,894,000	17,004,858
6.500% 01/11/37 (a)	11,830,000	12,051,812
Government National Mortgage Association
5.750% 07/20/22 (b)	25,880	26,176
5.750% 07/20/25 (b)	46,077	46,663
6.000% 03/15/29	772,261	784,812
6.000% 04/15/29	236,789	240,638
6.000% 05/15/29	161,330	163,953
6.000% 06/15/29	250,824	254,900
6.000% 08/15/29	86,391	87,795
6.500% 10/15/13	27,988	28,674

	Par	Value
6.500% 07/15/24	$64,737	$66,543
6.500% 03/15/28	918,109	944,727
7.000% 09/15/29	32,429	33,521
7.500% 10/15/27	10,967	11,468
7.500% 09/15/29	11,172	11,657
8.000% 04/15/08	6,736	6,857
8.000% 07/15/08	8,538	8,692
8.500% 04/15/30	463	497
9.000% 06/15/16	12,983	13,888
9.000% 11/15/16	2,648	2,832
9.000% 01/15/17	4,468	4,782
9.000% 03/15/17	9,870	10,563
9.000% 01/15/20	5,521	5,940
9.500% 06/15/09	1,560	1,618
9.500% 07/15/09	1,379	1,431
9.500% 08/15/09	2,275	2,359
9.500% 09/15/09	14,674	15,221
9.500% 10/15/09	26,976	27,982
9.500% 11/15/09	6,357	6,595
9.500% 12/15/09	1,838	1,907
9.500% 11/15/10	2,257	2,362
9.500% 08/15/17	293,016	316,490
9.500% 08/15/22	6,431	7,060
10.000% 11/15/09	16,226	17,000
10.000% 06/15/10	284	302
10.000% 10/15/10	5,086	5,401
10.000% 11/15/19	10,890	12,039
11.500% 04/15/13	29,115	32,117
11.500% 05/15/13	15,411	17,000
TBA, 5.000% 01/22/37 (a)	3,200,000	3,113,000
Total Mortgage-Backed Securities (cost of $88,775,977)		90,316,286
GOVERNMENT & AGENCY OBLIGATIONS—43.9%
Foreign Government Obligations—0.3%
European Investment Bank 4.625% 03/01/07	80,000	79,922
Export Development of Canada 4.000% 08/01/07	100,000	99,299
Inter-American Development Bank 8.875% 06/01/09	125,000	135,504
Province of British Columbia 5.375% 10/29/08	50,000	50,326
Province of Manitoba 5.500% 10/01/08	50,000	50,346
Province of New Brunswick 3.500% 10/23/07	50,000	49,272
		464,669
U.S. Government Agencies—3.4%
AID-Israel 5.500% 04/26/24	2,000,000	2,077,520
Federal Home Loan Bank 5.375% 07/17/09	2,000,000	2,018,212

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

	Par	Value
Federal Home Loan Mortgage Corp. 5.875% 03/21/11	$180,000	$185,090
6.250% 07/15/32	100,000	115,085
6.750% 03/15/31	265,000	320,830
Federal National Mortgage Association 7.125% 03/15/07	250,000	250,951
		4,967,688
U.S. Government Obligations—40.2%
U.S. Treasury Bonds
5.250% 11/15/28 (c)	2,200,000	2,307,078
5.500% 08/15/28 (c)	3,610,000	3,899,926
6.750% 08/15/26 (c)	5,820,000	7,159,054
6.875% 08/15/25 (c)(d)	4,112,000	5,090,529
7.125% 02/15/23 (c)	3,333,000	4,149,065
U.S. Treasury Notes
5.000% 02/15/11 (c)	14,910,000	15,096,375
5.750% 08/15/10 (c)	18,084,000	18,707,753
6.000% 08/15/09 (c)	3,510,000	3,615,985
		60,025,765
Total Government & Agency Obligations (cost of $65,742,919)		65,458,122
ASSET-BACKED SECURITIES—5.6%
Chase Funding Mortgage Loan
5.638% 11/25/31	1,151,044	1,136,572
6.448% 09/25/30	1,112,719	1,105,490
6.975% 02/25/32	1,403,536	1,423,822
Citibank Credit Card Issuance Trust
4.950% 02/09/09	250,000	249,961
MBNA Credit Card Master Note Trust
4.450% 08/15/16 (e)	1,000,000	950,509
Mid-State Trust
7.340% 07/01/35	802,708	854,521
Residential Asset Mortgage Products, Inc.
4.120% 06/25/33	390,435	379,022
5.600% 12/25/33	1,313,000	1,298,985
Small Business Administration Participation Certificates
5.360% 11/01/26	1,000,000	1,003,956
Total Asset-Backed Securities (cost of $8,493,850)		8,402,838
COMMERCIAL MORTGAGE-BACKED SECURITIES—5.1%
Asset Securitization Corp.
6.750% 02/14/43	1,296,576	1,307,787
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.648% 10/15/48	1,100,000	1,120,691
JPMorgan Commercial Mortgage Finance Corp.
7.400% 07/15/31	1,789,292	1,852,968

	Par	Value
LB Commercial Conduit Mortgage Trust
6.590% 02/18/30	$1,500,000	$1,514,050
6.210% 10/15/35	1,749,267	1,768,640
Structured Asset Securities Corp., I.O.
2.150% 02/25/28 (b)	1,086,243	39,768
Total Commercial Mortgage-Backed Securities (cost of $7,445,234)		7,603,904
COLLATERALIZED MORTGAGE OBLIGATIONS—3.3%
Agency—1.1%
Federal Home Loan Mortgage Corp. 6.000% 05/15/29	1,555,000	1,568,029
Federal National Mortgage Association 9.250% 03/25/18	44,588	47,452
		1,615,481
Non - Agency—2.2%
American Mortgage Trust
8.445% 09/27/22	4,515	2,718
Citicorp Mortgage Securities, Inc.
10.000% 08/25/17	5,632	5,614
Comfed Savings Bank
4.269% 01/25/18 (b)(f)	14,288	715
First Horizon Asset Securities, Inc.
5.368% 11/25/33 (b)	866,753	795,287
GSMPS Mortgage Loan Trust
7.750% 09/19/27 (g)	507,496	532,069
Nomura Asset Acceptance Corp.
6.664% 05/25/36	780,000	785,805
Rural Housing Trust
6.330% 04/01/26	20,036	19,995
Suntrust Alternative Loan Trust
6.066% 12/25/35 (b)	1,251,985	1,233,638
		3,375,841
Total Collateralized Mortgage Obligations (cost of $4,933,954)		4,991,322
CORPORATE FIXED-INCOME BONDS & NOTES—0.8%
Consumer Cyclical—0.1%
Auto Manufacturers—0.1%
Ford Motor Co.
7.450% 07/16/31 (c)	205,000	160,925
Financials—0.6%
Banks—0.3%
Bank of America Corp.
4.875% 01/15/13 (c)(e)	175,000	171,196
Sovereign Bank
5.125% 03/15/13	100,000	97,697
U.S. Bancorp
3.125% 03/15/08	150,000	146,149
		415,042

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

	Par	Value
Diversified Financial Services—0.3%
Boeing Capital Corp.
5.750% 02/15/07 (c)	$100,000	$100,074
General Electric Capital Corp.
6.750% 03/15/32 (c)	100,000	114,528
Goldman Sachs Group, Inc.
4.125% 01/15/08 (c)	50,000	49,429
Household Finance Corp.
4.625% 01/15/08 (c)	50,000	49,665
JPMorgan Chase & Co.
7.875% 06/15/10	125,000	135,288
		448,984
		864,026
Utilities—0.1%
Electric—0.1%
Hydro-Quebec
8.500% 12/01/29	75,000	104,531
Total Corporate Fixed-Income Bonds & Notes (cost of $1,128,127)		1,129,482
SECURITIES LENDING COLLATERAL—25.2%
	Shares
State Street Navigator Securities Lending Prime Portfolio (h)	37,652,788	37,652,788
Total Securities Lending Collateral (cost of $37,652,788)		37,652,788
SHORT-TERM OBLIGATION—28.9%
	Par
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 5.210%, collateralized by FNMA obligations with various maturities to 10/18/21, market value of $43,971,550 (repurchase proceeds $43,130,954)	$43,106,000	43,106,000
Total Short-Term Obligation (cost of $43,106,000)		43,106,000
Total Investments—173.3% (cost of $257,278,849) (i)		258,660,742
Other Assets & Liabilities, Net—(73.3)%		(109,385,199)
Net Assets—100.0%		$149,275,543

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2006.

(c)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $36,909,698.

(d)  A portion of this security with a market value of $129,987 is pledged as collateral for open futures contracts.

(e)  Investments in affiliates during the year ended December 31, 2006: Security name: Bank of America Corp., 4.875% 01/15/13

Par as of 12/31/05:	$175,000
Par purchased:	—
Par sold:	—
Par as of 12/31/06:	175,000
Interest income earned:	8,531
Value at end of period:	171,196

Security name: MBNA Credit Card Master Note Trust, 4.450% 08/15/16 (MBNA became an affiliate of the Fund on January 1, 2006)

Par as of 12/31/05:	$1,000,000
Par purchased:	—
Par sold:	—
Par as of 12/31/06:	1,000,000
Interest income earned:	44,500
Value at end of period:	950,509

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of this security, which is not illiquid, represents 0.4% of net assets.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  Cost for federal income tax purposes is $258,761,086.

At December 31, 2006, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10 Year U.S. Treasury Notes	50	$5,373,437	$5,472,103	Mar-2007	$98,666
5 Year U.S. Treasury Notes	74	7,774,625	7,877,291	Mar-2007	102,666
U.S. Treasury Bonds	12	1,337,250	1,375,273	Mar-2007	38,023
					$239,355

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	60.5
Government & Agency Obligations	43.9
Asset-Backed Securities	5.6
Commercial Mortgage-Backed Securities	5.1
Collateralized Mortgage Obligations	3.3
Corporate Fixed-Income Bonds & Notes	0.8
119.2
Securities Lending Collateral	25.2
Short-Term Obligation	28.9
Other Assets & Liabilities, Net	(73.3)
100.0

Acronym	Name
FNMA	Federal National Mortgage Association

I.O.	Interest Only

TBA	To Be Announced

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Assets
Unaffiliated investments, at cost (including repurchase agreement)	$256,107,829
Affiliated investments, at cost	1,171,020
Total investments, at cost	257,278,849
Unaffiliated investments, at value (including securities on loan of $36,909,698)	$214,433,037
Affiliated investments, at value	1,121,705
Repurchase agreement	43,106,000
Total investments, at value	258,660,742
Cash	4,441
Receivable for:
Fund shares sold	11,044
Interest	1,704,571
Securities lending	3,760
Dollar roll fee income	7,928
Futures variation margin	12,000
Expense reimbursement due from Investment Advisor	238
Deferred Trustees' compensation plan	16,001
Total Assets	260,420,725
Liabilities
Collateral on securities loaned	37,652,788
Payable for:
Investments purchased on a delayed delivery basis	73,324,163
Fund shares repurchased	96
Investment advisory fee	48,238
Administration fee	19,001
Transfer agent fee	17
Pricing and bookkeeping fees	9,076
Trustees' fees	15
Audit fee	34,050
Distribution fees—Class B	18,450
Custody fee	1,816
Reports to shareholders	16,783
Chief compliance officer expenses	1,708
Deferred Trustees' fees	16,001
Deferred dollar roll fee income	1,120
Other liabilities	1,860
Total Liabilities	111,145,182
Net Assets	$149,275,543
Net Assets Consist of
Paid-in capital	$147,136,407
Undistributed net investment income	6,572,427
Accumulated net realized loss	(6,054,539)
Net unrealized appreciation on:
Investments	1,381,893
Futures contracts	239,355
Net Assets	$149,275,543
Class A:
Net assets	$65,659,902
Shares outstanding	6,263,920
Net asset value per share	$10.48
Class B:
Net assets	$83,615,641
Shares outstanding	8,036,676
Net asset value per share	$10.40

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Federal Securities Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Interest	$8,018,586
Interest from affiliates	53,031
Dollar roll fee income	521,239
Securities lending	13,030
Total Investment Income	8,605,886
Expenses
Investment advisory fee	608,481
Administration fee	240,190
Distribution fee—Class B	219,729
Transfer agent fee	258
Pricing and bookkeeping fees	94,626
Trustees' fees	18,161
Custody fee	18,858
Chief compliance officer expenses	5,004
Non-recurring costs (See Note 8)	717
Other expenses	83,766
Total Expenses	1,289,790
Fees reimbursed by Distributor—Class B	(13,249)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(717)
Custody earnings credit	(5,677)
Net Expenses	1,270,147
Net Investment Income	7,335,739
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized loss on:
Investments	(325,799)
Futures contracts	(157,442)
Net realized loss	(483,241)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,794,216)
Futures contracts	251,446
Net change in unrealized appreciation (depreciation)	(1,542,770)
Net Loss	(2,026,011)
Net Increase Resulting from Operations	$5,309,728

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Federal Securities Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$7,335,739	$7,289,059
Net realized loss on investments and futures contracts	(483,241)	(1,347,035)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,542,770)	(1,267,599)
Net Increase Resulting from Operations	5,309,728	4,674,425
Distributions Declared to Shareholders
From net investment income:
Class A	(3,898,193)	(5,277,766)
Class B	(4,725,402)	(5,272,479)
From net realized gains:
Class A	—	(307,149)
Class B	—	(321,217)
Total Distributions Declared to Shareholders	(8,623,595)	(11,178,611)
Share Transactions
Class A:
Subscriptions	648,688	1,672,048
Distributions reinvested	3,898,193	5,584,915
Redemptions	(19,461,552)	(21,959,535)
Net Decrease	(14,914,671)	(14,702,572)
Class B:
Subscriptions	3,283,419	3,441,282
Distributions reinvested	4,725,402	5,593,696
Redemptions	(15,445,503)	(15,972,269)
Net Decrease	(7,436,682)	(6,937,291)
Net Decrease from Share Transactions	(22,351,353)	(21,639,863)
Total Decrease in Net Assets	(25,665,220)	(28,144,049)
Net Assets
Beginning of period	174,940,763	203,084,812
End of period	$149,275,543	$174,940,763
Undistributed net investment income at end of period	$6,572,427	$5,637,785
Changes in Shares
Class A:
Subscriptions	61,552	156,011
Isssued for distributions reinvested	378,833	538,046
Redemptions	(1,835,186)	(2,047,109)
Net Decrease	(1,394,801)	(1,353,052)
Class B:
Subscriptions	311,515	324,882
Isssued for distributions reinvested	462,368	542,025
Redemptions	(1,469,225)	(1,498,962)
Net Decrease	(695,342)	(632,055)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Federal Securities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)	2005		2004		2003	2002
Net Asset Value, Beginning of Period	$10.64	$11.01		$11.12		$11.30	$10.78
Income from Investment Operations:
Net investment income (b)	0.47	0.40		0.44		0.45	0.44
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)	(0.15)		(0.01)		(0.19)	0.55
Total from Investment Operations	0.35	0.25		0.43		0.26	0.99
Less Distributions Declared to Shareholders:
From net investment income	(0.59)	(0.58)		(0.53)		(0.44)	(0.47)
From net realized gains	—	(0.04)		(0.01)		—	—
Total Distributions Declared to Shareholders	(0.59)	(0.62)		(0.54)		(0.44)	(0.47)
Net Asset Value, End of Period	$10.40	$10.64		$11.01		$11.12	$11.30
Total return (c)(d)(e)	3.39%	2.43%		3.92%		2.32%	9.59%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.90%	0.88%		0.90%		0.90%	0.90%
Waiver/reimbursement	0.01%	—	%(g)	—	%(g)	0.01%	0.01%
Net investment income (f)	4.48%	3.74%		4.02%		3.99%	4.03%
Portfolio turnover rate	89%	127%		14%		47%	69%
Net assets, end of period (000's)	$83,616	$92,884		$103,141		$109,616	$102,671

(a)  On May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Federal Securities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Federal Securities Fund, Variable Series was renamed Columbia Federal Securities Fund, Variable Series and the Trust changed its name from SteinRoe Variable Investment Trust to Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

11

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions—The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Columbia's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities—The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies liquid portfolio securities in its records in an amount equal to the delayed delivery commitment.

Interest Only Securities—The Fund may invest in Interest Only Securities ("IO"). IO's are stripped mortgage backed securities entitled to receive all of the security's interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the pay down of principal.

Income Recognition—Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

12

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and pay-down and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$2,222,498	$(2,222,496)	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary income*	$8,623,595	$10,958,991
Long-term capital gains	—	219,620

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Depreciation*
$8,070,083	$(100,344)

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to straddle deferrals, post October loss deferrals and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$2,461,150
Unrealized depreciation	(2,561,494)
Net unrealized depreciation	$(100,344)

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2013	$3,041,594
2014	2,884,088
$5,925,682

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2006, post-October capital losses of $3,512 attributed to security transactions were deferred to January 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

13

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.38%
$500 million to $1 billion	0.33%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.27%
$3 billion to $6 billion	0.26%
Over $6 billion	0.25%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.38% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.059% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

14

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.20% when the total operating expenses applicable to Class B shares, including distribution fees, exceed the annual rate of 0.90% of the Class B shares' average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $101,442,750 and $120,231,550, respectively, of which $96,272,792 and $112,281,668, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under these arrangements.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

15

Notes to Financial Statements (continued)

Columbia Federal Securities Fund, Variable Series / December 31, 2006

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $717 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class B Shareholders of Columbia Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Federal Securities Fund, Variable Series, a series of SteinRoe Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

17

Fund Governance

Columbia Federal Securities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

18

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940)c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1    In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

19

Fund Governance (continued)

Columbia Federal Securities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

20

Board Consideration and Approval of Investment Advisory Agreements

Columbia Federal Securities Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Federal Securities Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Federal Securities Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

23

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Federal Securities Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

24

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Federal Securities Fund, Variable Series

other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Federal Securities Fund, Variable Series

Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Federal Securities Fund, Variable Series

source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

27

Appendix

Columbia Federal Securities Fund, Variable Series

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

28

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Large Cap Value Fund, Variable Series

(formerly Liberty Growth & Income Fund,
Variable Series)

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Columbia Large Cap Value Fund, Variable Series seeks long-term growth and income.

Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah Petrucci are co-managers of the fund.

In an environment that was favorable for stocks across the board and value stocks in particular, the fund, its benchmark and peer group average all generated double digit returns for the twelve-month period ended December 31, 2006. The fund underperformed its benchmark, the Russell 1000 Value Index1, in part because it had less exposure than the index to some of the strong performers in energy, health care, industrials and telecommunications during the period. However, the fund's return was higher than the average return for its peer group, the Morningstar Large Value VIT Category2, buoyed by performance from holdings in the materials and consumer discretionary sectors.

Consumer discretionary and materials holdings added to returns

Consumer discretionary holdings that did well during the period included McDonald's (1.4% of net assets), which saw its stock price increase to a seven-year high during 2006. Strong sales, led by its wrap sandwiches and breakfast offerings, as well as growth in European markets, were key drivers for the company's performance. The company plans to raise its dividend in 2007 and has continued to add to its successful dollar menu.

Within the materials sector, the stock of copper producer Phelps Dodge (0.5% of net assets) appreciated 50% due to strength in its core business. In November, the stock moved even higher following an announcement of a planned merger with Freeport-McMoRan Copper & Gold, which would create the world's largest publicly traded copper production company.

Light exposure to strong-performing sectors hurt returns

While the fund benefited from its holdings in each of the ten industry sectors, it was underexposed relative to the index in energy and telecommunications, both of which generated strong performance for the period. Energy firms, particularly oil companies, did well during the period due to rising prices caused by increased demand and tight supply. The fund had less exposure than the index to ExxonMobil (2.8% of net assets) and sold its position in Chevron, both of which were strong performers. The fund was also underexposed to certain industries and companies within health care, specifically Pfizer (2.7% of net assets) and Merck (not held) as well as some industries within industrials.

Looking ahead

While we cannot predict what the future holds for the economy and the markets, we plan to continue to employ a bottom-up stock selection approach which leads us to focus less on global events and more on individual companies. Specifically, we seek companies that trade at attractive valuations with opportunities to expand profit margins going forward. Along these lines, we have pared the fund's holdings in the materials and industrials sectors, and have found what we believe to be attractive investments in health care, energy and financials.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class A (07/05/94)	18.16	5.98	9.37
Russell 1000 Value Index	22.25	10.86	11.00

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class A	16.83	19.61

Growth of a $10,000 investment, 01/01/97 –12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00 which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06—12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,053.74	1,021.17	4.14	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—98.3%
Consumer Discretionary—8.4%
Hotels, Restaurants & Leisure—2.0%
McDonald's Corp.	84,805	$3,759,406
Starwood Hotels & Resorts Worldwide, Inc.	29,300	1,831,250
		5,590,656
Household Durables—2.0%
Centex Corp. (a)	24,600	1,384,242
Lennar Corp., Class A	26,300	1,379,698
Newell Rubbermaid, Inc. (a)	96,800	2,802,360
		5,566,300
Media—2.3%
Idearc, Inc. (b)	4,602	131,847
News Corp., Class A	142,400	3,058,752
Time Warner, Inc.	141,600	3,084,048
		6,274,647
Multiline Retail—1.6%
Federated Department Stores, Inc.	116,808	4,453,889
Specialty Retail—0.3%
Staples, Inc.	26,400	704,880
Textiles, Apparel & Luxury Goods—0.2%
Polo Ralph Lauren Corp. (a)	5,340	414,704
Consumer Staples—8.5%
Beverages—2.5%
Anheuser-Busch Companies, Inc .	23,000	1,131,600
Coca-Cola Enterprises, Inc.	121,600	2,483,072
Diageo PLC, ADR	41,857	3,319,679
		6,934,351
Food Products—1.9%
Cadbury Schweppes PLC, ADR (a)	49,700	2,133,621
Kraft Foods, Inc., Class A (a)	55,400	1,977,780
Tyson Foods, Inc., Class A (a)	71,100	1,169,595
		5,280,996
Household Products—1.0%
Colgate-Palmolive Co.	42,100	2,746,604
Personal Products—0.6%
Avon Products, Inc.	44,900	1,483,496
Tobacco—2.5%
Altria Group, Inc.	48,916	4,197,971
Loews Corp. - Carolina Group	42,000	2,718,240
		6,916,211
Energy—14.6%
Energy Equipment & Services—3.6%
ENSCO International, Inc.	20,000	1,001,200
Halliburton Co.	84,548	2,625,215
National-Oilwell Varco, Inc. (b)	31,500	1,927,170
Rowan Companies, Inc.	50,700	1,683,240
Schlumberger Ltd.	41,460	2,618,614
		9,855,439

	Shares	Value
Oil, Gas & Consumable Fuels—11.0%
ConocoPhillips	62,586	$4,503,063
EnCana Corp.	23,700	1,089,015
Exxon Mobil Corp.	99,494	7,624,225
Hess Corp. (a)	65,100	3,227,007
Marathon Oil Corp.	11,187	1,034,797
Newfield Exploration Co. (b)	31,500	1,447,425
Occidental Petroleum Corp.	80,900	3,950,347
Peabody Energy Corp.	58,100	2,347,821
Total SA, ADR	36,400	2,617,888
Williams Companies, Inc.	95,700	2,499,684
		30,341,272
Financials—34.7%
Capital Markets—6.4%
Bank of New York Co., Inc.	128,691	5,066,565
Deutsche Bank AG, Registered Shares (a)	21,900	2,917,956
Merrill Lynch & Co., Inc.	84,189	7,837,996
Nuveen Investments, Inc., Class A	34,400	1,784,672
		17,607,189
Commercial Banks—11.1%
Barclays PLC, ADR (a)	49,100	2,854,674
Marshall & Ilsley Corp.	65,781	3,164,724
PNC Financial Services Group, Inc.	67,990	5,033,980
SunTrust Banks, Inc.	34,700	2,930,415
U.S. Bancorp (a)	185,246	6,704,053
Wachovia Corp.	56,289	3,205,658
Wells Fargo & Co.	183,910	6,539,839
		30,433,343
Diversified Financial Services—8.0%
CIT Group, Inc.	37,800	2,108,106
Citigroup, Inc.	182,255	10,151,603
JPMorgan Chase & Co.	202,392	9,775,534
		22,035,243
Insurance—6.3%
Ambac Financial Group, Inc.	46,676	4,157,431
American International Group, Inc.	75,596	5,417,210
Genworth Financial, Inc., Class A (a)	87,500	2,993,375
Hartford Financial Services Group, Inc.	35,665	3,327,901
Prudential Financial, Inc.	15,900	1,365,174
		17,261,091
Real Estate Investment Trusts (REITs)—2.4%
Archstone-Smith Trust	23,608	1,374,222
General Growth Properties, Inc.	38,800	2,026,524
Kimco Realty Corp. (a)	41,801	1,878,955
ProLogis	22,300	1,355,171
		6,634,872
Thrifts & Mortgage Finance—0.5%
Washington Mutual, Inc.	30,500	1,387,445

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Health Care—6.6%
Health Care Providers & Services—1.4%
Aetna, Inc.	45,876	$1,980,926
CIGNA Corp.	13,511	1,777,642
		3,758,568
Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc. (b)	45,700	2,069,753
Pharmaceuticals—4.5%
AstraZeneca PLC, ADR	24,400	1,306,620
GlaxoSmithKline PLC, ADR	19,323	1,019,481
Novartis AG, ADR	46,543	2,673,430
Pfizer, Inc.	283,145	7,333,456
		12,332,987
Industrials—8.9%
Aerospace & Defense—4.7%
Boeing Co.	48,900	4,344,276
General Dynamics Corp.	14,844	1,103,651
L-3 Communications Holdings, Inc. (a)	41,700	3,410,226
United Technologies Corp.	67,030	4,190,716
		13,048,869
Electrical Equipment—1.4%
ABB Ltd., ADR	208,408	3,747,176
Industrial Conglomerates—2.8%
General Electric Co.	206,788	7,694,581
Information Technology—3.9%
Computers & Peripherals—1.5%
Hewlett-Packard Co.	99,700	4,106,643
Electronic Equipment & Instruments—1.2%
Agilent Technologies, Inc. (b)	99,700	3,474,545
Semiconductors & Semiconductor Equipment—1.2%
Fairchild Semiconductor International, Inc. (a)(b)	119,300	2,005,433
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	99,167	1,083,895
Verigy Ltd. (a)(b)	12,206	216,657
		3,305,985
Materials—4.1%
Chemicals—0.4%
Rohm and Haas Co. (a)	21,000	1,073,520
Construction Materials—0.5%
Vulcan Materials Co.	15,700	1,410,959
Containers & Packaging—0.7%
Crown Holdings, Inc. (b)	88,300	1,847,236
Metals & Mining—1.2%
Allegheny Technologies, Inc. (a)	7,900	716,372
Freeport-McMoRan Copper & Gold, Inc., Class B (a)	22,100	1,231,633

	Shares	Value
Phelps Dodge Corp. (a)	11,100	$1,328,892
		3,276,897
Paper & Forest Products—1.3%
Weyerhaeuser Co. (a)	52,000	3,673,800
Telecommunication Services—2.7%
Diversified Telecommunication Services—2.7%
AT&T, Inc.	112,784	4,032,028
Verizon Communications, Inc.	92,045	3,427,756
		7,459,784
Utilities—5.9%
Electric Utilities—3.7%
Edison International (a)	88,200	4,011,336
Entergy Corp.	33,819	3,122,170
PPL Corp.	86,100	3,085,824
		10,219,330
Multi-Utilities—2.2%
PG&E Corp. (a)	50,230	2,377,386
Public Service Enterprise Group, Inc .	53,000	3,518,140
		5,895,526
Total Common Stocks (cost of $215,460,599)		270,318,787
	Par
CONVERTIBLE BONDS—1.4%
Consumer Discretionary—1.4%
Media—1.4%
Liberty Media Corp. 0.750% 03/30/23	$3,100,000	3,929,250
Total Convertible Bonds (cost of $3,392,589)		3,929,250
	Shares
CONVERTIBLE PREFERRED STOCKS—0.1%
Financials—0.1%
Insurance—0.1%
Genworth Financial, Inc., 6.000%	8,200	300,694
Total Convertible Preferred Stocks (cost of $214,073)		300,694
SECURITIES LENDING COLLATERAL—10.2%
State Street Navigator Securities Lending Prime Portfolio (c)	28,037,327	28,037,327
Total Securities Lending Collateral (cost of $28,037,327)		28,037,327

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

	Par	Value
SHORT-TERM OBLIGATION—0.4%
Repurchase agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S Treasury Bond maturing 02/15/25, market value of $1,073,250 (repurchase proceeds $1,046,553)	$1,046,000	$1,046,000
Total Short-Term Obligation (cost of $1,046,000)		1,046,000
Total Investments — 110.4% (cost of $248,150,588)(d)		303,632,058
Other Assets & Liabilities, Net—(10.4)%		(28,675,034)
Net Assets—100.0%		$274,957,024

Notes to Investment Portfolio:

(a)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $27,239,154.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $248,300,683.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	34.8%
Energy	14.6
Industrials	8.9
Consumer Staples	8.5
Consumer Discretionary	9.8
Health Care	6.6
Utilities	5.9
Materials	4.1
Information Technology	3.9
Telecommunication Services	2.7
99.8
Securities Lending Collateral	10.2
Short-Term Obligation	0.4
Other Assets & Liabilities, Net	(10.4)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$248,150,588
Investments, at value (including securities on loan of $27,239,154)	$303,632,058
Cash	4,503
Receivable for:
Investments sold	811,072
Interest	6,292
Dividends	369,214
Securities lending income	1,998
Foreign tax reclaims	17
Expense reimbursement due from Investment Advisor	30,433
Deferred Trustees' compensation plan	27,940
Total Assets	304,883,527
Liabilities
Collateral on securities loaned	28,037,327
Payable for:
Investments purchased	1,378,750
Fund shares repurchased	162,376
Investment advisory fee	180,371
Pricing and bookkeeping fees	8,366
Merger fee	7,056
Deferred Trustees' fees	49,620
Custody fee	3,363
Distribution fee—Class B	9,420
Chief compliance officer expenses	2,115
Deferred Trustees' fees	27,940
Other liabilities	59,799
Total Liabilities	29,926,503
Net Assets	$274,957,024
Net Assets Consist of
Paid-in capital	$216,846,118
Undistributed net investment income	3,508,821
Accumulated net realized loss	(879,385)
Net unrealized appreciation on investments	55,481,470
Net Assets	$274,957,024
Class A:
Net assets	$231,354,280
Shares outstanding	11,797,416
Net asset value per share	$19.61
Class B:
Net assets	$43,602,744
Shares outstanding	2,231,802
Net asset value per share	$19.54

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Large Cap Value Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$5,616,751
Interest	98,635
Securities lending	9,610
Total Investment Income (net of foreign taxes withheld of $51,483)	5,724,996
Expenses
Investment advisory fee	1,959,634
Distribution fee—Class B	105,438
Transfer agent fee	216
Pricing and bookkeeping fees	94,808
Trustees' fees	19,724
Custody fee	18,909
Chief compliance officer expenses	5,793
Non-recurring costs (See Note 8)	1,052
Other expenses	108,312
Total Expenses	2,313,886
Fees and expenses waived or reimbursed by Investment Advisor	(171,392)
Fees waived by Distributor—Class B	(8,435)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(1,052)
Custody earnings credit	(26)
Net Expenses	2,132,981
Net Investment Income	3,592,015
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	23,402,063
Net change in unrealized appreciation on investments	12,103,639
Net Gain	35,505,702
Net Increase Resulting from Operations	$39,097,717

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Large Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$3,592,015	$3,653,391
Net realized gain on investments	23,402,063	34,743,694
Net change in unrealized appreciation (depreciation) on investments	12,103,639	(24,797,968)
Net Increase Resulting from Operations	39,097,717	13,599,117
Distributions Declared to Shareholders
From net investment income:
Class A	(3,144,280)	—
Class B	(478,605)	—
Total Distributions Declared to Shareholders	(3,622,885)	—
Share Transactions
Class A:
Subscriptions	7,568,971	2,331,172
Proceeds received in connection with merger	87,377,327	—
Distributions reinvested	3,144,280	—
Redemptions	(66,209,795)	(49,578,160)
Net Increase (Decrease)	31,880,783	(47,246,988)
Class B:
Subscriptions	1,681,100	1,486,254
Distributions reinvested	478,605	—
Redemptions	(7,453,794)	(8,034,138)
Net Decrease	(5,294,089)	(6,547,884)
Net Increase (Decrease) from Share Transactions	26,586,694	(53,794,872)
Total Increase (Decrease) in Net Assets	62,061,526	(40,195,755)
Net Assets
Beginning of period	212,895,498	253,091,253
End of period	$274,957,024	$212,895,498
Undistributed net investment income at end of period	$3,508,821	$3,569,889
Changes in Shares
Class A:
Subscriptions	413,988	146,529
Issued in connection with merger	4,758,151	—
Issued for distributions reinvested	175,952	—
Redemptions	(3,679,635)	(3,082,737)
Net Increase (Decrease)	1,668,456	(2,936,208)
Class B:
Subscriptions	92,910	93,144
Issued for distributions reinvested	26,873	—
Redemptions	(415,923)	(501,030)
Net Decrease	(296,140)	(407,886)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$16.83		$15.82		$14.15		$11.97		$15.55
Income from Investment Operations:
Net investment income (b)	0.26		0.26		0.25		0.21		0.15
Net realized and unrealized gain (loss) on investments	2.77		0.75		1.70		2.16		(3.56)
Total from Investment Operations	3.03		1.01		1.95		2.37		(3.41)
Less Distributions Declared to Shareholders:
From net investment income	(0.25)		—		(0.28)		(0.19)		(0.17)
Net Asset Value, End of Period	$19.61		$16.83		$15.82		$14.15		$11.97
Total return (c)(d)	18.16	%(e)	6.38	%(e)(f)	13.76	%(e)	19.79	%(e)	(21.95)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	0.80%		0.80%		0.76%		0.80%		0.88%
Waiver/reimbursement	0.07%		0.05%		0.11%		0.09%		—
Net investment income (g)	1.45%		1.62%		1.68%		1.66%		1.08%
Portfolio turnover rate	59%		73%		37%		73%		69%
Net assets, end of period (000's)	$231,354		$170,489		$206,695		$216,923		$113,335

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series, was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Large Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Growth & Income Fund, Variable Series was renamed Columbia Large Cap Value Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth and income.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor, Columbia Management Advisors, LLC ("Columbia"), has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to

11

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for wash sales and merger adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(30,198)	$(15,460)	$45,658

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$3,622,885	$—
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$3,543,517	$17,299,700	$55,331,375

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$56,979,515
Unrealized depreciation	(1,648,140)
Net unrealized appreciation	$55,331,375

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$3,645,359
2011	14,383,632
18,028,991

Capital loss carryforwards of $6,099,353 were utilized during the year ended December 31, 2006. Of the capital loss carryforwards attributable to the Fund, $3,645,359 (expiring December 31, 2010) remain from the merger with Liberty Value Fund, Variable Series.

Utilization of all of the Fund's remaining losses could be subject to limitations imposed by the Internal Revenue Code.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

12

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.77%
$500 million to $1 billion	0.72%
$1 billion to $1.5 billion	0.67%
$1.5 billion to $3 billion	0.62%
$3 billion to $6 billion	0.60%
Over $6 billion	0.58%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.77% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.037% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive the Class B distribution fees at the annual rate of 0.02% of the Class B shares' average daily net

13

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $149,882,535 and $209,545,185 respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and

14

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The

15

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $1,052 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9. Business Combinations and Mergers

On May 1, 2006, Nations Value Portfolio, a series of Nations Separate Account Trust, merged into Liberty Growth & Income Fund, Variable Series. Liberty Growth & Income Fund, Variable Series was then renamed Columbia Large Cap Value Fund, Variable Series. Liberty Growth & Income Fund, Variable Series received a tax-free transfer of assets from Nations Value Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
4,758,151	$87,377,327	$17,940,626
Net Assets of Liberty Growth & Income Fund, Variable Series Prior to Combination	Net Assets of Nations Value Portfolio Immediately Prior to Combination	Net Assets of Liberty Growth & Income Fund, Variable Series Immediately After Combination
$211,442,555	$87,377,327	$298,819,882

1 Unrealized appreciation is included in the Net Assets Received.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Large Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Growth & Income Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

17

Unaudited Information

Columbia Large Cap Value Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $17,299,700.

100% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2006 qualifies for the corporate dividend received deduction.

18

Fund Governance

Columbia Large Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

19

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

20

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Large Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Value Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

23

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Value Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

24

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Large Cap Value Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular at

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Value Fund, Variable Series

tention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Value Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Value Fund, Variable Series

explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

28

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

29

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Large Cap Value Fund,
Variable Series

(formerly Liberty Growth & Income Fund, Variable Series)

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Columbia Large Cap Value Fund, Variable Series seeks long-term growth and income.

Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah Petrucci are co-managers of the fund.

In an environment that was favorable for stocks across the board and value stocks in particular, the fund, its benchmark and peer group average all generated double digit returns for the twelve-month period ended December 31, 2006. The fund underperformed its benchmark, the Russell 1000 Value Index1, in part because it had less exposure than the index to some of the strong performers in energy, health care, industrials and telecommunications during the period. However, the fund's return was higher than the average return for its peer group, the Morningstar Large Value VIT Category2, buoyed by performance from holdings in the materials and consumer discretionary sectors.

Consumer discretionary and materials holdings added to returns

Consumer discretionary holdings that did well during the period included McDonald's (1.4% of net assets), which saw its stock price increase to a seven-year high during 2006. Strong sales, led by its wrap sandwiches and breakfast offerings, as well as growth in European markets, were key drivers for the company's performance. The company plans to raise its dividend in 2007 and has continued to add to its successful dollar menu.

Within the materials sector, the stock of copper producer Phelps Dodge (0.5% of net assets) appreciated 50% due to strength in its core business. In November, the stock moved even higher following an announcement of a planned merger with Freeport-McMoRan Copper & Gold, which would create the world's largest publicly traded copper production company.

Light exposure to strong-performing sectors hurt returns

While the fund benefited from its holdings in each of the ten industry sectors, it was underexposed relative to the index in energy and telecommunications, both of which generated strong performance for the period. Energy firms, particularly oil companies, did well during the period due to rising prices caused by increased demand and tight supply. The fund had less exposure than the index to ExxonMobil (2.8% of net assets) and sold its position in Chevron, both of which were strong performers. The fund was also underexposed to certain industries and companies within health care, specifically Pfizer (2.7% of net assets) and Merck (not held) as well as some industries within industrials.

Looking ahead

While we cannot predict what the future holds for the economy and the markets, we plan to continue to employ a bottom-up stock selection approach which leads us to focus less on global events and more on individual companies. Specifically, we seek companies that trade at attractive valuations with opportunities to expand profit margins going forward. Along these lines, we have pared the fund's holdings in the materials and industrials sectors, and have found what we believe to be attractive investments in health care, energy and financials.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class B (06/01/00)	17.85	5.78	9.25
Russell 1000 Value Index	22.25	10.86	11.00

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class B	16.78	19.54

Growth of a $10,000 investment, 01/01/971 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the newer class of shares would be lower.

1  Inception date of class A shares (oldest existing share class) is July 5, 1994.

2

Understanding Your Expenses

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,052.12	1,020.01	5.33	5.24	1.03

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—98.3%
Consumer Discretionary—8.4%
Hotels, Restaurants & Leisure—2.0%
McDonald's Corp.	84,805	$3,759,406
Starwood Hotels & Resorts Worldwide, Inc.	29,300	1,831,250
		5,590,656
Household Durables—2.0%
Centex Corp. (a)	24,600	1,384,242
Lennar Corp., Class A	26,300	1,379,698
Newell Rubbermaid, Inc. (a)	96,800	2,802,360
		5,566,300
Media—2.3%
Idearc, Inc. (b)	4,602	131,847
News Corp., Class A	142,400	3,058,752
Time Warner, Inc.	141,600	3,084,048
		6,274,647
Multiline Retail—1.6%
Federated Department Stores, Inc.	116,808	4,453,889
Specialty Retail—0.3%
Staples, Inc.	26,400	704,880
Textiles, Apparel & Luxury Goods—0.2%
Polo Ralph Lauren Corp. (a)	5,340	414,704
Consumer Staples—8.5%
Beverages—2.5%
Anheuser-Busch Companies, Inc .	23,000	1,131,600
Coca-Cola Enterprises, Inc.	121,600	2,483,072
Diageo PLC, ADR	41,857	3,319,679
		6,934,351
Food Products—1.9%
Cadbury Schweppes PLC, ADR (a)	49,700	2,133,621
Kraft Foods, Inc., Class A (a)	55,400	1,977,780
Tyson Foods, Inc., Class A (a)	71,100	1,169,595
		5,280,996
Household Products—1.0%
Colgate-Palmolive Co.	42,100	2,746,604
Personal Products—0.6%
Avon Products, Inc.	44,900	1,483,496
Tobacco—2.5%
Altria Group, Inc.	48,916	4,197,971
Loews Corp. - Carolina Group	42,000	2,718,240
		6,916,211
Energy—14.6%
Energy Equipment & Services—3.6%
ENSCO International, Inc.	20,000	1,001,200
Halliburton Co.	84,548	2,625,215
National-Oilwell Varco, Inc. (b)	31,500	1,927,170
Rowan Companies, Inc.	50,700	1,683,240
Schlumberger Ltd.	41,460	2,618,614
		9,855,439

	Shares	Value
Oil, Gas & Consumable Fuels—11.0%
ConocoPhillips	62,586	$4,503,063
EnCana Corp.	23,700	1,089,015
Exxon Mobil Corp.	99,494	7,624,225
Hess Corp. (a)	65,100	3,227,007
Marathon Oil Corp.	11,187	1,034,797
Newfield Exploration Co. (b)	31,500	1,447,425
Occidental Petroleum Corp.	80,900	3,950,347
Peabody Energy Corp.	58,100	2,347,821
Total SA, ADR	36,400	2,617,888
Williams Companies, Inc.	95,700	2,499,684
		30,341,272
Financials—34.7%
Capital Markets—6.4%
Bank of New York Co., Inc.	128,691	5,066,565
Deutsche Bank AG, Registered Shares (a)	21,900	2,917,956
Merrill Lynch & Co., Inc.	84,189	7,837,996
Nuveen Investments, Inc., Class A	34,400	1,784,672
		17,607,189
Commercial Banks—11.1%
Barclays PLC, ADR (a)	49,100	2,854,674
Marshall & Ilsley Corp.	65,781	3,164,724
PNC Financial Services Group, Inc.	67,990	5,033,980
SunTrust Banks, Inc.	34,700	2,930,415
U.S. Bancorp (a)	185,246	6,704,053
Wachovia Corp.	56,289	3,205,658
Wells Fargo & Co.	183,910	6,539,839
		30,433,343
Diversified Financial Services—8.0%
CIT Group, Inc.	37,800	2,108,106
Citigroup, Inc.	182,255	10,151,603
JPMorgan Chase & Co.	202,392	9,775,534
		22,035,243
Insurance—6.3%
Ambac Financial Group, Inc.	46,676	4,157,431
American International Group, Inc.	75,596	5,417,210
Genworth Financial, Inc., Class A (a)	87,500	2,993,375
Hartford Financial Services Group, Inc.	35,665	3,327,901
Prudential Financial, Inc.	15,900	1,365,174
		17,261,091
Real Estate Investment Trusts (REITs)—2.4%
Archstone-Smith Trust	23,608	1,374,222
General Growth Properties, Inc.	38,800	2,026,524
Kimco Realty Corp. (a)	41,801	1,878,955
ProLogis	22,300	1,355,171
		6,634,872
Thrifts & Mortgage Finance—0.5%
Washington Mutual, Inc.	30,500	1,387,445

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Health Care—6.6%
Health Care Providers & Services—1.4%
Aetna, Inc.	45,876	$1,980,926
CIGNA Corp.	13,511	1,777,642
		3,758,568
Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc. (b)	45,700	2,069,753
Pharmaceuticals—4.5%
AstraZeneca PLC, ADR	24,400	1,306,620
GlaxoSmithKline PLC, ADR	19,323	1,019,481
Novartis AG, ADR	46,543	2,673,430
Pfizer, Inc.	283,145	7,333,456
		12,332,987
Industrials—8.9%
Aerospace & Defense—4.7%
Boeing Co.	48,900	4,344,276
General Dynamics Corp.	14,844	1,103,651
L-3 Communications Holdings, Inc. (a)	41,700	3,410,226
United Technologies Corp.	67,030	4,190,716
		13,048,869
Electrical Equipment—1.4%
ABB Ltd., ADR	208,408	3,747,176
Industrial Conglomerates—2.8%
General Electric Co.	206,788	7,694,581
Information Technology—3.9%
Computers & Peripherals—1.5%
Hewlett-Packard Co.	99,700	4,106,643
Electronic Equipment & Instruments—1.2%
Agilent Technologies, Inc. (b)	99,700	3,474,545
Semiconductors & Semiconductor Equipment—1.2%
Fairchild Semiconductor International, Inc. (a)(b)	119,300	2,005,433
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	99,167	1,083,895
Verigy Ltd. (a)(b)	12,206	216,657
		3,305,985
Materials—4.1%
Chemicals—0.4%
Rohm and Haas Co. (a)	21,000	1,073,520
Construction Materials—0.5%
Vulcan Materials Co.	15,700	1,410,959
Containers & Packaging—0.7%
Crown Holdings, Inc. (b)	88,300	1,847,236
Metals & Mining—1.2%
Allegheny Technologies, Inc. (a)	7,900	716,372
Freeport-McMoRan Copper & Gold, Inc., Class B (a)	22,100	1,231,633

	Shares	Value
Phelps Dodge Corp. (a)	11,100	$1,328,892
		3,276,897
Paper & Forest Products—1.3%
Weyerhaeuser Co. (a)	52,000	3,673,800
Telecommunication Services—2.7%
Diversified Telecommunication Services—2.7%
AT&T, Inc.	112,784	4,032,028
Verizon Communications, Inc.	92,045	3,427,756
		7,459,784
Utilities—5.9%
Electric Utilities—3.7%
Edison International (a)	88,200	4,011,336
Entergy Corp.	33,819	3,122,170
PPL Corp.	86,100	3,085,824
		10,219,330
Multi-Utilities—2.2%
PG&E Corp. (a)	50,230	2,377,386
Public Service Enterprise Group, Inc .	53,000	3,518,140
		5,895,526
Total Common Stocks (cost of $215,460,599)		270,318,787
	Par
CONVERTIBLE BONDS—1.4%
Consumer Discretionary—1.4%
Media—1.4%
Liberty Media Corp. 0.750% 03/30/23	$3,100,000	3,929,250
Total Convertible Bonds (cost of $3,392,589)		3,929,250
	Shares
CONVERTIBLE PREFERRED STOCKS—0.1%
Financials—0.1%
Insurance—0.1%
Genworth Financial, Inc., 6.000%	8,200	300,694
Total Convertible Preferred Stocks (cost of $214,073)		300,694
SECURITIES LENDING COLLATERAL—10.2%
State Street Navigator Securities Lending Prime Portfolio (c)	28,037,327	28,037,327
Total Securities Lending Collateral (cost of $28,037,327)		28,037,327

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

	Par	Value
SHORT-TERM OBLIGATION—0.4%
Repurchase agreement with Fixed Income Clearing Corp. dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S Treasury Bond maturing 02/15/25, market value of $1,073,250 (repurchase proceeds $1,046,553)	$1,046,000	$1,046,000
Total Short-Term Obligation (cost of $1,046,000)		1,046,000
Total Investments — 110.4% (cost of $248,150,588)(d)		303,632,058
Other Assets & Liabilities, Net—(10.4)%		(28,675,034)
Net Assets—100.0%		$274,957,024

Notes to Investment Portfolio:

(a)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $27,239,154.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $248,300,683.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	34.8%
Energy	14.6
Industrials	8.9
Consumer Staples	8.5
Consumer Discretionary	9.8
Health Care	6.6
Utilities	5.9
Materials	4.1
Information Technology	3.9
Telecommunication Services	2.7
99.8
Securities Lending Collateral	10.2
Short-Term Obligation	0.4
Other Assets & Liabilities, Net	(10.4)
100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$248,150,588
Investments, at value (including securities on loan of $27,239,154)	$303,632,058
Cash	4,503
Receivable for:
Investments sold	811,072
Interest	6,292
Dividends	369,214
Securities lending income	1,998
Foreign tax reclaims	17
Expense reimbursement due from Investment Advisor	30,433
Deferred Trustees' compensation plan	27,940
Total Assets	304,883,527
Liabilities
Collateral on securities loaned	28,037,327
Payable for:
Investments purchased	1,378,750
Fund shares repurchased	162,376
Investment advisory fee	180,371
Pricing and bookkeeping fees	8,366
Merger fee	7,056
Deferred Trustees' fees	49,620
Custody fee	3,363
Distribution fee—Class B	9,420
Chief compliance officer expenses	2,115
Deferred Trustees' fees	27,940
Other liabilities	59,799
Total Liabilities	29,926,503
Net Assets	$274,957,024
Net Assets Consist of
Paid-in capital	$216,846,118
Undistributed net investment income	3,508,821
Accumulated net realized loss	(879,385)
Net unrealized appreciation on investments	55,481,470
Net Assets	$274,957,024
Class A:
Net assets	$231,354,280
Shares outstanding	11,797,416
Net asset value per share	$19.61
Class B:
Net assets	$43,602,744
Shares outstanding	2,231,802
Net asset value per share	$19.54

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Large Cap Value Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$5,616,751
Interest	98,635
Securities lending	9,610
Total Investment Income (net of foreign taxes withheld of $51,483)	5,724,996
Expenses
Investment advisory fee	1,959,634
Distribution fee—Class B	105,438
Transfer agent fee	216
Pricing and bookkeeping fees	94,808
Trustees' fees	19,724
Custody fee	18,909
Chief compliance officer expenses	5,793
Non-recurring costs (See Note 8)	1,052
Other expenses	108,312
Total Expenses	2,313,886
Fees and expenses waived or reimbursed by Investment Advisor	(171,392)
Fees waived by Distributor—Class B	(8,435)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(1,052)
Custody earnings credit	(26)
Net Expenses	2,132,981
Net Investment Income	3,592,015
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	23,402,063
Net change in unrealized appreciation on investments	12,103,639
Net Gain	35,505,702
Net Increase Resulting from Operations	$39,097,717

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Large Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$3,592,015	$3,653,391
Net realized gain on investments	23,402,063	34,743,694
Net change in unrealized appreciation (depreciation) on investments	12,103,639	(24,797,968)
Net Increase Resulting from Operations	39,097,717	13,599,117
Distributions Declared to Shareholders
From net investment income:
Class A	(3,144,280)	—
Class B	(478,605)	—
Total Distributions Declared to Shareholders	(3,622,885)	—
Share Transactions
Class A:
Subscriptions	7,568,971	2,331,172
Proceeds received in connection with merger	87,377,327	—
Distributions reinvested	3,144,280	—
Redemptions	(66,209,795)	(49,578,160)
Net Increase (Decrease)	31,880,783	(47,246,988)
Class B:
Subscriptions	1,681,100	1,486,254
Distributions reinvested	478,605	—
Redemptions	(7,453,794)	(8,034,138)
Net Decrease	(5,294,089)	(6,547,884)
Net Increase (Decrease) from Share Transactions	26,586,694	(53,794,872)
Total Increase (Decrease) in Net Assets	62,061,526	(40,195,755)
Net Assets
Beginning of period	212,895,498	253,091,253
End of period	$274,957,024	$212,895,498
Undistributed net investment income at end of period	$3,508,821	$3,569,889
Changes in Shares
Class A:
Subscriptions	413,988	146,529
Issued in connection with merger	4,758,151	—
Issued for distributions reinvested	175,952	—
Redemptions	(3,679,635)	(3,082,737)
Net Increase (Decrease)	1,668,456	(2,936,208)
Class B:
Subscriptions	92,910	93,144
Issued for distributions reinvested	26,873	—
Redemptions	(415,923)	(501,030)
Net Decrease	(296,140)	(407,886)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Large Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$16.78	$15.80		$14.14	$11.95	$15.53
Income from Investment Operations:
Net investment income (b)	0.22	0.22		0.21	0.18	0.13
Net realized and unrealized gain (loss) on investments	2.75	0.76		1.69	2.17	(3.56)
Total from Investment Operations	2.97	0.98		1.90	2.35	(3.43)
Less Distributions Declared to Shareholders:
From net investment income	(0.21)	—		(0.24)	(0.16)	(0.15)
Net Asset Value, End of Period	$19.54	$16.78		$15.80	$14.14	$11.95
Total return (c)(d)(e)	17.85%	6.20	%(f)	13.46%	19.66%	(22.06)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (g)	1.03%	1.03%		0.99%	1.00%	1.00%
Waiver/reimbursement	0.09%	0.07%		0.13%	0.14%	0.13%
Net investment income (g)	1.21%	1.39%		1.45%	1.46%	0.96%
Portfolio turnover rate	59%	73%		37%	73%	69%
Net assets, end of period (000's)	$43,603	$42,407		$46,396	$44,594	$27,756

(a)  On May 1, 2006, Liberty Growth & Income Fund, Variable Series, was renamed Columbia Large Cap Value Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Large Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Growth & Income Fund, Variable Series was renamed Columbia Large Cap Value Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth and income.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor, Columbia Management Advisors, LLC ("Columbia"), has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to

11

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for wash sales and merger adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(30,198)	$(15,460)	$45,658

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$3,622,885	$—
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$3,543,517	$17,299,700	$55,331,375

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and capital loss carryforwards.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$56,979,515
Unrealized depreciation	(1,648,140)
Net unrealized appreciation	$55,331,375

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$3,645,359
2011	14,383,632
18,028,991

Capital loss carryforwards of $6,099,353 were utilized during the year ended December 31, 2006. Of the capital loss carryforwards attributable to the Fund, $3,645,359 (expiring December 31, 2010) remain from the merger with Liberty Value Fund, Variable Series.

Utilization of all of the Fund's remaining losses could be subject to limitations imposed by the Internal Revenue Code.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

12

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.77%
$500 million to $1 billion	0.72%
$1 billion to $1.5 billion	0.67%
$1.5 billion to $3 billion	0.62%
$3 billion to $6 billion	0.60%
Over $6 billion	0.58%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.77% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.037% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive the Class B distribution fees at the annual rate of 0.02% of the Class B shares' average daily net

13

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $149,882,535 and $209,545,185 respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and

14

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The

15

Notes to Financial Statements (continued)

Columbia Large Cap Value Fund, Variable Series / December 31, 2006

parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $1,052 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9. Business Combinations and Mergers

On May 1, 2006, Nations Value Portfolio, a series of Nations Separate Account Trust, merged into Liberty Growth & Income Fund, Variable Series. Liberty Growth & Income Fund, Variable Series was then renamed Columbia Large Cap Value Fund, Variable Series. Liberty Growth & Income Fund, Variable Series received a tax-free transfer of assets from Nations Value Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
4,758,151	$87,377,327	$17,940,626
Net Assets of Liberty Growth & Income Fund, Variable Series Prior to Combination	Net Assets of Nations Value Portfolio Immediately Prior to Combination	Net Assets of Liberty Growth & Income Fund, Variable Series Immediately After Combination
$211,442,555	$87,377,327	$298,819,882

1 Unrealized appreciation is included in the Net Assets Received.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia Large Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Growth & Income Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

17

Unaudited Information

Columbia Large Cap Value Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $17,299,700.

100% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2006 qualifies for the corporate dividend received deduction.

18

Fund Governance

Columbia Large Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

19

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

20

Fund Governance (continued)

Columbia Large Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

21

Board Consideration and Approval of Investment Advisory Agreements

Columbia Large Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Value Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

23

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Large Cap Value Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

24

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Large Cap Value Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular at

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Value Fund, Variable Series

tention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Value Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents

27

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Large Cap Value Fund, Variable Series

explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

28

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

29

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Money Market Fund,
Variable Series

(formerly Liberty Money Market Fund,
Variable Series)

Columbia Funds Variable Insurance Trust

2006 Annual Report

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Money Market Fund, Variable Series / December 31, 2006

Columbia Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

C. Patrick Graham has been the fund's portfolio manager since November 2005.

The fund posted a return of 4.72% for the year ended December 31, 2006 that was slightly above the return produced by the Lipper Variable Underlying Funds Money Market Classification average1. (The 7-day current yield as of 12/31/06 for the fund was 4.95%. The 7-day current yield quotation more closely reflects the current earnings of the fund than the total return quotation.) Careful attention to the Federal Reserve Board's (the Fed's) monetary policy moves and a focus on floating-rate notes helped the fund achieve this competitive return.

In absolute terms, money market returns have increased steadily during the past two years, consistent with the Fed's prolonged campaign to raise short-term interest rates. The Fed finally paused during the summer of 2006, having pushed the bellwether overnight lending rate from 1.00% in June 2004 to 5.25% in June 2006 in a carefully orchestrated series of 17 quarter-point adjustments. Four of these quarter-point rate hikes took place in 2006.

As short-term interest rates rose, the fund concentrated on floating-rate notes, specifically variable rate demand notes, or VRDNs. The coupons on these securities are reset each week and automatically adjust as short-term interest rates change. So, with the Fed in a rate-raising mode, our basic strategy was to keep the weighted average maturity of the fund relatively short. As a result, the fund was able to reinvest at higher levels as rates rose and minimize the risk of locking into longer-term securities whose coupons would lag with each subsequent rate-hike.

The Fed's decision not to raise rates after the middle of the year altered the landscape for fixed-income securities. However, the composition of our portfolio did not change significantly. The market quickly adjusted to the likelihood that the Fed's next move would be to reduce short-term rates. As a result, longer rates actually fell below short-rates, eliminating the theoretical advantage of extending maturities. In our view, the Fed may be on hold for an extended period of time, and in this environment there is no compelling reason to lock in longer yields below the fund's target rate.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Money Market Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The investment return will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Total return performance includes changes in share price and reinvestment of all distributions.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
The Fund (01/01/89)	4.72	2.05	3.49
Lipper Variable Underlying
Funds Money Market
Classification average[1]	4.55	1.99	3.50

Inception date of the fund is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
The Fund	1.00	1.00

1  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustment for the effect of sales loads.

2

Understanding Your Expenses

Columbia Money Market Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expense. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
The Fund	1,000.00	1,000.00	1,024.90	1,022.94	2.30	2.29	0.45

Expenses paid during the period are equal to the annualized expense ratio for the fund, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Money Market Fund, Variable Series / December 31, 2006

	Par	Value
CORPORATE BONDS—43.4%
701 Green Valley Associates LLC LOC: Wachovia Bank N.A. 5.500% 01/01/18 (a)	$2,100,000	$2,100,000
American Express Credit Corp. 5.450% 01/04/08 (a)	5,000,000	5,000,000
Best One Tire & Services LLC LOC: Fifth Third Bank 5.410% 02/01/18 (a)	7,635,000	7,635,000
Bracalente's Manufacturing Co., Inc. LOC: Wachovia Bank N.A. 5.500% 06/01/08	100,000	100,000
Dick Masheter Ford, Inc. LOC: National City Bank 5.380% 07/01/23 (a)	3,610,000	3,610,000
Driftwood Landing Corp. LOC: Fifth Third Bank 5.380% 01/15/22 (a)	564,000	564,000
General Electric Capital Corp. 5.475% 10/17/07 (a)	5,000,000	5,000,000
Han Sung Industries LLC LOC: Wachovia Bank N.A. 5.450% 06/01/21 (a)	2,920,000	2,920,000
Harrier Finance Funding LLC 5.334% 02/22/07 (a)(b)	2,000,000	1,999,977
Imaging Business Machines LLC LOC: AmSouth Bank N.A. 5.400% 07/01/24 (a)	6,645,000	6,645,000
Iowa 80 Group, Inc. LOC: Wells Fargo Bank N.A. 5.470% 06/01/16 (a)(c)	5,190,000	5,190,000
Johnson Research & Development Co., Inc. LOC: Wachovia Bank N.A. 5.450% 09/01/16 (a)(b)	4,560,000	4,560,000
Kokomo Grain Co., Inc. LOC: General Electric Capital Corp. 5.390% 11/01/10 (a)(b)	4,000,000	4,000,000
Links Finance LLC 5.332% 04/02/07 (a)(b)	7,500,000	7,499,812
Long Term Capital LLC LOC: Wachovia Bank N.A. 5.500% 05/01/18 (a)	2,800,000	2,800,000
Max Daetwyler Corp. LOC: Wachovia Bank N.A. 5.550% 07/01/13 (a)	1,415,000	1,415,000
MMJK Properties LLC LOC: JPMorgan Chase Bank 5.420% 05/01/26 (a)	2,000,000	2,000,000
Morgan Stanley 5.440% 01/25/08 (a)	4,000,000	4,000,000
Northern Rock PLC 5.350% 01/04/08 (a)(b)	2,000,000	2,000,000
Sanders CRS Exchange LLC LOC: Wells Fargo Bank N.A. 5.570% 10/01/23 (a)	1,205,000	1,205,000

	Par	Value
Seventh Avenue Associates LOC: National City Bank 5.380% 01/01/27 (a)	$8,670,000	$8,670,000
United Steel Deck, Inc. LOC: Wachovia Bank N.A. 5.500% 10/01/14 (a)	4,095,000	4,095,000
Wells Fargo & Co. 5.360% 01/15/08 (a)(b)	5,000,000	5,000,000
Total Corporate Bonds (cost of $88,008,789)		88,008,789
MUNICIPAL BONDS—17.5%
Illinois—1.1%
IL Upper River Valley Development Authority Series 2003 B, LOC: LaSalle Bank N.A., LOC: ABN AMRO Bank 5.460% 06/01/17 (a)	2,300,000	2,300,000
Louisiana — 3.6%
LA New Orleans Pension Revenue Series 2000, Insured: AMBAC, SPA: Bank One Louisiana 5.500% 09/01/30 (a)	7,270,000	7,270,000
Michigan — 0.1%
MI Housing Development Authority Canterbury Apartments Kalamazoo, Series 2003 B, LOC: FHLB 5.470% 06/01/38	175,000	175,000
Missouri — 2.3%
MO Kansas City Tax Increment Financing Commission Series 2005, LOC: LaSalle Bank N.A. 5.380% 11/01/28	4,624,000	4,624,000
New York — 3.7%
NY New York City Housing Development Corp. RBNB 20 Owner LLC, Series 2006 B, LOC: Landesbank Hessen-Thuringen 5.400% 06/01/39	7,579,000	7,579,000
North Carolina — 3.0%
NC Downtown Renaissance, Inc. Imperial Centre Partners LP, Series 2004, LOC: RBC Centura Bank 5.400% 02/01/25	6,089,000	6,089,000

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Money Market Fund, Variable Series / December 31, 2006

	Par	Value
Texas—3.7%
TX State Series 1994 A-2, SPA: DEPFA Bank PLC 5.330% 12/01/33	$7,461,000	$7,461,000
Total Municipal Bonds (cost of $35,498,000)		35,498,000
COMMERCIAL PAPER—17.2%
Crown Point Capital Co. LLC 5.270% 01/10/07 (b)(d)	5,000,000	4,993,413
Giro Balanced Funding Corp. 5.280% 02/20/07 (b)(d)	5,000,000	4,963,333
Long Island College Hospital LOC: Landesbank Hessen- Thuringen Girozentrale 5.300% 02/06/07 (d)	8,000,000	7,957,600
Rhineland Funding Capital Corp. 5.300% 01/05/07 (b)(d)	4,000,000	3,997,645
5.330% 04/05/07 (a)(b)	500,000	493,041
5.365% 02/16/07 (b)(d)	5,000,000	4,999,900
Sunbelt Funding Corp. 5.290% 02/09/07 (b)(d)	7,597,000	7,553,463
Total Commercial Paper (cost of $34,958,395)		34,958,395
CERTIFICATES OF DEPOSIT—16.2%
Bank of Tokyo Mitsubishi Ltd. NY 4.850% 01/03/07 (a)	2,000,000	2,000,000
Barclays Bank PLC NY 5.450% 06/12/07	2,500,000	2,500,000
5.500% 06/18/07	1,000,000	1,000,000
Canadian Imperial Bank of Commerce NY 5.430% 01/15/08 (a)	7,000,000	7,000,000
Credit Agricole SA 5.000% 03/09/07	2,000,000	2,000,000
5.260% 04/05/07	1,750,000	1,750,000
5.520% 06/18/07	1,000,000	1,000,000
Credit Suisse NY 5.250% 04/03/07	2,500,000	2,500,000
Deutsche Bank AG 4.805% 02/21/07	2,000,000	2,000,000
4.950% 02/06/07	2,000,000	2,000,000
5.400% 12/12/07	2,000,000	2,000,000
Natexis Banques Populaires NY 5.010% 02/12/07	2,000,000	2,000,000
5.055% 02/21/07	2,000,000	2,000,000
5.410% 08/13/07 (a)	2,000,000	2,000,000
Societe Generale 5.500% 06/18/07	1,000,000	1,000,000
Total Certificates of Deposit (cost of $32,750,000)		32,750,000

	Par	Value
EXTENDIBLE COMMERCIAL NOTES—4.6%
Brahms Funding Corp. 5.350% 01/02/07 (b)(d)	$1,324,000	$1,323,803
Capital One Multi-Asset Execution Trust 5.270% 01/17/07 (b)(d)	7,957,000	7,938,363
Total Extendible Commercial Notes (cost of $9,262,166)		9,262,166
ASSET-BACKED SECURITIES—0.4%
Capital Auto Receivables Asset Trust 5.340% 12/15/07 (b)	750,000	750,000
Total Asset-Backed Securities (cost of $750,000)		750,000
Total Investments—99.3% (cost of $201,227,350)(e)		201,227,350
Other Assets & Liabilities, Net—0.7%		1,510,606
Net Assets—100.0%		$202,737,956

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2006.

(b)  Security exempt from registration under Rule 144A the Securities Act of 1933. At December 31, 2006, these securities, which are not illiquid, amounted to $62,072,750, which represents 30.6% of net assets.

(c)  Illiquid security.

(d)  The rate shown represents the annualized yield at the date of purchase.

(e)  Cost for federal income tax purposes is $201,227,350.

At December 31, 2006 the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Bonds	43.4
Municipal Bonds	17.5
Commercial Paper	17.2
Certificates of Deposit	16.2
Extendible Commercial Notes	4.6
Asset-Backed Securities	0.4
99.3
Other Assets & Liabilities, Net	0.7
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

FHLB	Federal Home Loan Bank

LOC	Letter of Credit

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.
5

Statement of Assets & Liabilities

Columbia Money Market Fund, Variable Series / December 31, 2006

Assets
Investments, at amortized cost approximating value	$201,227,350
Cash	602
Receivable for:
Fund shares sold	12,101
Interest	1,604,060
Expense reimbursement due from Investment Advisor	35,441
Deferred Trustees' compensation plan	17,765
Total Assets	202,897,319
Liabilities
Payable for:
Fund shares repurchased	918
Investment advisory fee	60,856
Administration fee	26,082
Transfer agent fee	30
Pricing and bookkeeping fees	8,118
Trustees' fees	355
Audit fee	25,301
Custody fee	2,363
Chief compliance officer expenses	1,888
Deferred Trustees' fees	17,765
Other liabilities	15,687
Total Liabilities	159,363
Net Assets	$202,737,956
Net Assets Consist of
Paid-in capital	$202,748,193
Overdistributed net investment income	(3,874)
Accumulated net realized loss	(6,363)
Net Assets	$202,737,956
Shares outstanding	202,791,606
Net asset value per share	$1.00

See Accompanying Notes to Financial Statements.
6

Statement of Operations

Columbia Money Market Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Interest	$10,831,219
Expenses
Investment advisory fee	748,493
Administration fee	320,784
Transfer agent fee	348
Pricing and bookkeeping fees	91,205
Trustees' fees	20,245
Custody fee	14,813
Chief compliance officer expenses	5,423
Other expenses	91,783
Total Expenses	1,293,094
Fees and expenses waived or reimbursed by Investment Advisor	(328,045)
Custody earnings credit	(2,700)
Net Expenses	962,349
Net Investment Income	9,868,870
Net Realized Loss on Investments
Net realized loss on investments	(4,651)
Net Increase Resulting from Operations	$9,864,219

See Accompanying Notes to Financial Statements.
7

Statement of Changes in Net Assets

Columbia Money Market Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$9,868,870	$6,010,489
Net realized loss on investments	(4,651)	(1,388)
Net Increase Resulting from Operations	9,864,219	6,009,101
Distributions Declared to Shareholders
From net investment income	(9,868,870)	(6,010,489)
Share Transactions
Subscriptions	91,608,193	135,350,522
Distributions reinvested	9,868,840	6,010,489
Redemptions	(116,054,650)	(133,459,228)
Net Increase (Decrease) from Share Transactions	(14,577,617)	7,901,783
Total Increase (Decrease) in Net Assets	(14,582,268)	7,900,395
Net Assets
Beginning of period	217,320,224	209,419,829
End of period	$202,737,956	$217,320,224
Overdistributed net investment income at end of period	$(3,874)	$(3,874)
Changes in Shares
Subscriptions	91,608,193	135,350,522
Issued for distributions reinvested	9,868,840	6,010,489
Redemptions	(116,054,651)	(133,459,228)
Net Increase (Decrease)	(14,577,618)	7,901,783

See Accompanying Notes to Financial Statements.
8

Financial Highlights

Columbia Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)		2005		2004	2003		2002
Net Asset Value, Beginning of Period	$1.000		$1.000		$1.000	$1.000		$1.000
Income from Investment Operations:
Net investment income (b)	0.046		0.028		0.009	0.007		0.012
Less Distributions Declared to Shareholders:
From net investment income	(0.046)		(0.028)		(0.009)	(0.007)		(0.012)
Net Asset Value, End of Period	$1.000		$1.000		$1.000	$1.000		$1.000
Total return (c)(d)	4.72	%(e)	2.81	%(e)	0.88%	0.69	%(e)	1.23%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (f)	0.45%		0.55%		0.57%	0.54%		0.65%
Waiver/reimbursement	0.15%		0.04%		—	0.04%		—
Net investment income (f)	4.62%		2.78%		0.87%	0.69%		1.25%
Net assets, end of period (000's)	$202,738		$217,320		$209,420	$199,893		$258,903

(a)  On May 1, 2006, Liberty Money Market Fund, Variable Series was renamed Columbia Money Market Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
9

Notes to Financial Statements

Columbia Money Market Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Money Market Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Money Market Fund, Variable Series was renamed Columbia Money Market Fund, Variable Series and the Trust changed its name from SteinRoe Variable Investment Trust to Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

Fund Shares—The Fund may issue an unlimited number of shares. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$9,868,870	$6,010,489
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

10

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income
$12,580

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012	$64
2013	1,240
2014	1,707
$3,011

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2006, post-October capital losses of $3,354 attributed to security transactions were deferred to January 1, 2007.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.35%
$500 million to $1 billion	0.30%
Over $1 billion	0.25%

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.35% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

11

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2006

For the year ended December 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.043% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of interest, taxes and extraordinary expenses, if any) will not exceed 0.45% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Disclosure of Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and

12

Notes to Financial Statements (continued)

Columbia Money Market Fund, Variable Series / December 31, 2006

approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

13

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Shareholders of Columbia Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Money Market Fund, Variable Series, a series of SteinRoe Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

14

Fund Governance

Columbia Money Market Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

15

Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

16

Fund Governance (continued)

Columbia Money Market Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

17

Board Consideration and Approval of Investment Advisory Agreements

Columbia Money Market Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all)

18

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Money Market Fund, Variable Series

periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

19

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Money Market Fund, Variable Series

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

20

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Money Market Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process.

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

21

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Money Market Fund, Variable Series

If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each

22

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Money Market Fund, Variable Series

of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. RECOMMENDATIONS

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for

23

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Money Market Fund, Variable Series

formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

24

Appendix

Columbia Money Market Fund, Variable Series

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

25

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia S&P 500 Index Fund,
Variable Series

(formerly Liberty S&P 500 Index Fund, Variable Series)

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Columbia S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

Vikram J. Kuriyan has been the fund's portfolio manager since August 2005.

For the 12-month period ended December 31, 2006, the fund performed in line with its benchmark, the S&P 500 Index,1 and with the average return of the Lipper Variable Underlying Funds S&P 500 Index Objectives Classification average.2 The fund's positions closely approximate those in the benchmark and thus reflect the benchmark's performance. However, the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, and its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund. The fund is managed to include all the holdings in the S&P 500 Index in approximately the same weights.

Although short-term interest rate hikes by the Federal Reserve Board put a damper on stock market returns in the first half of the year, a hiatus in increases in the second half spurred a rally for stocks. Worries about economic growth, consumer spending, a weak housing market and high energy prices took a back seat to investor enthusiasm over corporate business prospects. Earnings growth was strong and valuations remained reasonable in light of rising profits. Merger activity, dividend increases and stock buybacks also helped drive stock prices higher. In this environment, virtually all segments of the U.S. stock market recorded gains for the year as did all ten sectors of the S&P 500 Index.

Telecommunications, energy and utilities were the best-performing sectors within the index and the fund, with gains of 35%, 25% and 20% respectively. Telecommunications stocks bounced back after a weak 2005. Within telecommunications, AT&T and BellSouth made the strongest contributions to return (1.1% and 0.7% of net assets, respectively). Energy stocks continued to gain ground on strong commodity prices. ExxonMobil's 41% return for the year had a significant impact on performance because it is the fund's single largest holding (3.5% of net assets).

Even the weakest sectors of the index produced positive returns for the year. Industrials, technology and health care lagged the index but gained 15%, 8% and 8% respectively. Questions about the sustainability of growth placed general pressure on industrial and technology companies, whose prospects were closely linked to the economy. Health care stocks were a disappointment, reflecting erosion of patent protection for many pharmaceutical companies on key blockbuster drugs and concerns that a Democrat-controlled Congress might push for price concessions. However, many biotechnology stocks within the sector broke from the pack to produce relatively higher gains.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity funds are subject to stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	Life
Class A (05/30/00)	15.31	5.60	1.38
S&P 500 Index[1]	15.79	6.19	2.11

Inception date of share class is in parentheses.

Net asset value ($)	12/31/05	12/31/06
Class A	10.92	12.40

Growth of a $10,000 investment, 05/30/00 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,124.31	1,022.74	2.62	2.50	0.49

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—99.8%
Consumer Discretionary—10.6%
Auto Components—0.2%
Goodyear Tire & Rubber Co. (a)(b)	706	$14,819
Johnson Controls, Inc.	782	67,189
		82,008
Automobiles—0.4%
Ford Motor Co. (b)	7,525	56,513
General Motors Corp. (b)	2,254	69,243
Harley-Davidson, Inc. (b)	1,021	71,950
		197,706
Distributors—0.1%
Genuine Parts Co.	670	31,778
Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)(b)	568	22,135
H&R Block, Inc.	1,289	29,699
		51,834
Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	1,774	87,015
Darden Restaurants, Inc.	596	23,941
Harrah's Entertainment, Inc.	744	61,544
Hilton Hotels Corp.	1,536	53,606
International Game Technology, Inc.	1,347	62,231
Marriott International, Inc., Class A	1,327	63,325
McDonald's Corp.	4,921	218,148
Starbucks Corp. (a)	3,001	106,296
Starwood Hotels & Resorts Worldwide, Inc.	856	53,500
Wendy's International, Inc.	390	12,905
Wyndham Worldwide Corp. (a)	800	25,616
Yum! Brands, Inc.	1,063	62,504
		830,631
Household Durables—0.6%
Black & Decker Corp.	278	22,232
Centex Corp. (b)	484	27,235
D.R. Horton, Inc.	1,100	29,139
Fortune Brands, Inc.	593	50,636
Harman International Industries, Inc.	250	24,978
KB Home (b)	305	15,640
Leggett & Platt, Inc. (b)	716	17,112
Lennar Corp., Class A (b)	550	28,853
Newell Rubbermaid, Inc.	1,100	31,845
Pulte Homes, Inc. (b)	830	27,490
Snap-On, Inc.	238	11,338
Stanley Works (b)	331	16,646
Whirlpool Corp. (b)	311	25,819
		328,963
Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)(b)	1,225	48,339
IAC/InterActiveCorp (a)(b)	900	33,444
		81,783
Leisure Equipment & Products—0.2%
Brunswick Corp. (b)	366	11,675
Eastman Kodak Co. (b)	1,157	29,851
Hasbro, Inc. (b)	622	16,950

	Shares	Value
Mattel, Inc.	1,525	$34,556
		93,032
Media—3.7%
CBS Corp., Class B	3,108	96,907
Clear Channel Communications, Inc.	1,966	69,872
Comcast Corp., Class A (a)	8,290	350,916
DIRECTV Group, Inc. (a)	3,075	76,690
Dow Jones & Co., Inc. (b)	247	9,386
EW Scripps Co. (b)	325	16,231
Gannett Co., Inc.	940	56,832
Interpublic Group of Companies, Inc. (a)(b)	1,749	21,408
McGraw-Hill Companies, Inc.	1,422	96,724
Meredith Corp.	157	8,847
New York Times Co., Class A (b)	582	14,178
News Corp., Class A	9,325	200,301
Omnicom Group, Inc.	690	72,133
Time Warner, Inc.	15,913	346,585
Tribune Co. (b)	751	23,116
Univision Communications, Inc., Class A (a)	995	35,243
Viacom, Inc., Class B (a)	2,783	114,186
Walt Disney Co.	8,235	282,213
		1,891,768
Multiline Retail—1.2%
Big Lots, Inc. (a)(b)	426	9,764
Dillard's, Inc., Class A (b)	247	8,638
Dollar General Corp. (b)	1,239	19,898
Family Dollar Stores, Inc.	612	17,950
Federated Department Stores, Inc.	2,089	79,654
J.C. Penney Co., Inc. (b)	901	69,701
Kohl's Corp. (a)	1,297	88,754
Nordstrom, Inc.	915	45,146
Sears Holdings Corp. (a)(b)	342	57,432
Target Corp.	3,410	194,540
		591,477
Specialty Retail—2.0%
AutoNation, Inc. (a)(b)	604	12,877
Autozone, Inc. (a)	213	24,614
Bed Bath & Beyond, Inc. (a)	1,127	42,939
Best Buy Co., Inc. (b)	1,616	79,491
Circuit City Stores, Inc. (b)	572	10,857
Gap, Inc.	2,111	41,164
Home Depot, Inc.	8,119	326,059
Limited Brands, Inc.	1,354	39,185
Lowe's Companies, Inc.	6,064	188,894
Office Depot, Inc. (a)	1,101	42,025
OfficeMax, Inc. (b)	300	14,895
RadioShack Corp. (b)	531	8,910
Sherwin-Williams Co.	443	28,166
Staples, Inc.	2,891	77,190
Tiffany & Co. (b)	539	21,150
TJX Companies, Inc.	1,810	51,621
		1,010,037

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (a)	1,475	$63,366
Jones Apparel Group, Inc.	431	14,408
Liz Claiborne, Inc.	406	17,645
NIKE, Inc., Class B	756	74,867
V.F. Corp.	353	28,974
		199,260
Consumer Staples—9.2%
Beverages—2.0%
Anheuser-Busch Companies, Inc.	3,071	151,093
Brown-Forman Corp., Class B (b)	312	20,667
Coca-Cola Co.	8,121	391,838
Coca-Cola Enterprises, Inc.	1,105	22,564
Constellation Brands, Inc., Class A (a)	825	23,941
Molson Coors Brewing Co., Class B	179	13,683
Pepsi Bottling Group, Inc.	557	17,217
PepsiCo, Inc.	6,533	408,639
		1,049,642
Food & Staples Retailing—2.2%
Costco Wholesale Corp.	1,822	96,329
CVS Corp.	3,290	101,694
Kroger Co.	2,850	65,749
Safeway, Inc. (b)	1,772	61,240
SUPERVALU, Inc.	813	29,065
Sysco Corp. (b)	2,462	90,503
Wal-Mart Stores, Inc.	9,810	453,026
Walgreen Co.	3,986	182,918
Whole Foods Market, Inc.	575	26,985
		1,107,509
Food Products—1.1%
Archer-Daniels-Midland Co.	2,628	83,991
Campbell Soup Co. (b)	866	33,679
ConAgra Foods, Inc.	2,031	54,837
Dean Foods Co. (a)	525	22,197
General Mills, Inc.	1,366	78,681
H.J. Heinz Co.	1,314	59,143
Hershey Co. (b)	692	34,462
Kellogg Co. (b)	1,004	50,260
McCormick & Co., Inc.	513	19,781
Sara Lee Corp.	2,971	50,596
Tyson Foods, Inc., Class A (b)	1,000	16,450
Wm. Wrigley Jr. Co.	880	45,514
		549,591
Household Products—2.2%
Clorox Co.	601	38,554
Colgate-Palmolive Co.	2,049	133,677
Kimberly-Clark Corp.	1,836	124,756
Procter & Gamble Co.	12,614	810,702
		1,107,689
Personal Products—0.1%
Avon Products, Inc.	1,771	58,514
Estee Lauder Companies, Inc., Class A	500	20,410
		78,924

	Shares	Value
Tobacco—1.6%
Altria Group, Inc.	8,357	$717,198
Reynolds American, Inc. (b)	675	44,192
UST, Inc. (b)	649	37,772
		799,162
Energy—9.8%
Energy Equipment & Services—1.7%
Baker Hughes, Inc.	1,287	96,087
BJ Services Co.	1,162	34,070
Halliburton Co.	3,997	124,107
Nabors Industries Ltd. (a)(b)	1,193	35,528
National-Oilwell Varco, Inc. (a)	700	42,826
Noble Corp.	542	41,273
Rowan Companies, Inc.	440	14,608
Schlumberger Ltd.	4,692	296,347
Smith International, Inc.	800	32,856
Transocean, Inc. (a)	1,162	93,994
Weatherford International Ltd. (a)	1,350	56,416
		868,112
Oil, Gas & Consumable Fuels—8.1%
Anadarko Petroleum Corp.	1,835	79,859
Apache Corp.	1,319	87,727
Chesapeake Energy Corp. (b)	1,650	47,932
Chevron Corp.	8,692	639,123
ConocoPhillips	6,558	471,848
CONSOL Energy, Inc.	725	23,294
Devon Energy Corp.	1,761	118,128
El Paso Corp. (b)	2,814	42,998
EOG Resources, Inc.	965	60,264
Exxon Mobil Corp.	23,230	1,780,115
Hess Corp.	1,070	53,040
Kinder Morgan, Inc.	417	44,098
Marathon Oil Corp.	1,410	130,425
Murphy Oil Corp. (b)	750	38,138
Occidental Petroleum Corp.	3,425	167,243
Peabody Energy Corp.	1,050	42,431
Sunoco, Inc.	503	31,367
Valero Energy Corp.	2,400	122,784
Williams Companies, Inc.	2,383	62,244
XTO Energy, Inc.	1,450	68,222
		4,111,280
Financials—22.2%
Capital Markets—3.8%
Ameriprise Financial, Inc.	961	52,375
Bank of New York Co., Inc.	3,057	120,354
Bear Stearns Companies, Inc.	462	75,204
Charles Schwab Corp.	4,066	78,637
E*TRADE Financial Corp. (a)	1,700	38,114
Federated Investors, Inc., Class B	353	11,924
Franklin Resources, Inc.	658	72,492
Goldman Sachs Group, Inc.	1,702	339,294
Janus Capital Group, Inc. (b)	783	16,905

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Legg Mason, Inc.	525	$49,901
Lehman Brothers Holdings, Inc.	2,107	164,599
Mellon Financial Corp.	1,636	68,957
Merrill Lynch & Co., Inc.	3,510	326,781
Morgan Stanley	4,228	344,286
Northern Trust Corp. (b)	747	45,335
State Street Corp.	1,316	88,751
T. Rowe Price Group, Inc.	1,062	46,484
		1,940,393
Commercial Banks—4.2%
BB&T Corp.	2,165	95,108
Comerica, Inc.	638	37,438
Commerce Bancorp, Inc. (b)	750	26,452
Compass Bancshares, Inc.	525	31,316
Fifth Third Bancorp (b)	2,212	90,537
First Horizon National Corp. (b)	492	20,556
Huntington Bancshares, Inc. (b)	936	22,230
KeyCorp	1,590	60,468
M&T Bank Corp. (b)	300	36,648
Marshall & Ilsley Corp.	1,005	48,351
National City Corp.	2,509	91,729
PNC Financial Services Group, Inc.	1,181	87,441
Regions Financial Corp.	2,894	108,236
SunTrust Banks, Inc.	1,417	119,666
Synovus Financial Corp.	1,291	39,801
U.S. Bancorp	6,997	253,221
Wachovia Corp.	7,597	432,649
Wells Fargo & Co.	13,452	478,353
Zions Bancorporation	415	34,213
		2,114,413
Consumer Finance—1.0%
American Express Co.	4,807	291,641
Capital One Financial Corp.	1,621	124,525
SLM Corp.	1,617	78,861
		495,027
Diversified Financial Services—5.7%
Bank of America Corp. (c)	17,880	954,613
Chicago Mercantile Exchange Holdings, Inc., Class A	139	70,856
CIT Group, Inc.	800	44,616
Citigroup, Inc.	19,566	1,089,826
JPMorgan Chase & Co.	13,830	667,989
Moody's Corp.	937	64,709
		2,892,609
Insurance—4.8%
ACE Ltd.	1,308	79,226
AFLAC, Inc.	1,965	90,390
Allstate Corp.	2,483	161,668
Ambac Financial Group, Inc.	411	36,608
American International Group, Inc.	10,361	742,469
AON Corp.	1,231	43,503
Chubb Corp.	1,632	86,349
Cincinnati Financial Corp.	696	31,536
Genworth Financial, Inc., Class A	1,775	60,723
Hartford Financial Services Group, Inc.	1,270	118,504

	Shares	Value
Lincoln National Corp.	1,151	$76,426
Loews Corp.	1,814	75,227
Marsh & McLennan Companies, Inc. (b)	2,208	67,697
MBIA, Inc. (b)	546	39,891
MetLife, Inc. (b)	3,040	179,390
Principal Financial Group, Inc.	1,073	62,985
Progressive Corp.	3,035	73,508
Prudential Financial, Inc.	1,894	162,619
SAFECO Corp.	430	26,896
St. Paul Travelers Companies, Inc.	2,739	147,057
Torchmark Corp.	387	24,675
UnumProvident Corp. (b)	1,364	28,344
XL Capital Ltd., Class A	728	52,431
		2,468,122
Real Estate Investment Trusts (REITs)—1.1%
Apartment Investment & Management Co., Class A (b)	375	21,007
Archstone-Smith Trust	875	50,934
Boston Properties, Inc.	475	53,143
Equity Office Properties Trust	1,387	66,812
Equity Residential Property Trust	1,156	58,667
Kimco Realty Corp. (b)	900	40,455
Plum Creek Timber Co., Inc.	706	28,134
ProLogis	975	59,251
Public Storage, Inc.	500	48,750
Simon Property Group, Inc.	875	88,629
Vornado Realty Trust	525	63,787
		579,569
Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc., Class A (a)	725	24,070
Realogy Corp. (a)	850	25,772
		49,842
Thrifts & Mortgage Finance—1.5%
Countrywide Financial Corp.	2,484	105,446
Fannie Mae	3,887	230,849
Freddie Mac	2,761	187,472
MGIC Investment Corp. (b)	338	21,138
Sovereign Bancorp, Inc. (b)	1,425	36,181
Washington Mutual, Inc.	3,778	171,861
		752,947
Health Care—12.0%
Biotechnology—1.3%
Amgen, Inc. (a)	4,653	317,846
Biogen Idec, Inc. (a)	1,341	65,964
Celgene Corp. (a)(b)	1,475	84,857
Genzyme Corp. (a)	1,042	64,166
Gilead Sciences, Inc. (a)	1,825	118,497
Medimmune, Inc. (a)	956	30,946
		682,276
Health Care Equipment & Supplies—1.6%
Bausch & Lomb, Inc. (b)	204	10,620
Baxter International, Inc.	2,618	121,449

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Becton, Dickinson & Co.	974	$68,326
Biomet, Inc.	967	39,908
Boston Scientific Corp. (a)	4,708	80,883
C.R. Bard, Inc.	401	33,271
Hospira, Inc. (a)	620	20,820
Medtronic, Inc.	4,590	245,611
St. Jude Medical, Inc. (a)	1,417	51,806
Stryker Corp.	1,180	65,030
Zimmer Holdings, Inc. (a)	944	73,991
		811,715
Health Care Providers & Services—2.4%
Aetna, Inc.	2,074	89,555
AmerisourceBergen Corp.	777	34,934
Cardinal Health, Inc.	1,610	103,732
Caremark Rx, Inc.	1,693	96,687
CIGNA Corp.	415	54,602
Coventry Health Care, Inc. (a)	625	31,281
Express Scripts, Inc. (a)	550	39,380
Health Management Associates, Inc., Class A (b)	951	20,076
Humana, Inc. (a)	667	36,892
Laboratory Corp. of America Holdings (a)	500	36,735
Manor Care, Inc. (b)	283	13,278
McKesson Corp.	1,174	59,522
Medco Health Solutions, Inc. (a)	1,180	63,059
Patterson Companies, Inc. (a)	550	19,530
Quest Diagnostics, Inc.	642	34,026
Tenet Healthcare Corp. (a)(b)	1,880	13,104
UnitedHealth Group, Inc.	5,378	288,960
WellPoint, Inc. (a)	2,462	193,735
		1,229,088
Health Care Technology—0.1%
IMS Health, Inc.	792	21,764
Life Sciences Tools & Services—0.3%
Applera Corp. - Applied Biosystems Group	729	26,747
Millipore Corp. (a)(b)	201	13,387
PerkinElmer, Inc.	487	10,826
Thermo Fisher Scientific, Inc. (a)	1,627	73,687
Waters Corp. (a)	414	20,273
		144,920
Pharmaceuticals—6.3%
Abbott Laboratories	6,126	298,397
Allergan, Inc.	602	72,084
Barr Pharmaceuticals, Inc. (a)	425	21,301
Bristol-Myers Squibb Co.	7,845	206,480
Eli Lilly & Co.	3,911	203,763
Forest Laboratories, Inc. (a)	1,274	64,464
Johnson & Johnson	11,542	762,003
King Pharmaceuticals, Inc. (a)	977	15,554
Merck & Co., Inc. (b)	8,653	377,271
Mylan Laboratories, Inc. (b)	850	16,966
Pfizer, Inc.	28,738	744,314
Schering-Plough Corp.	5,907	139,642

	Shares	Value
Watson Pharmaceuticals, Inc. (a)	412	$10,724
Wyeth	5,364	273,135
		3,206,098
Industrials—10.8%
Aerospace & Defense—2.4%
Boeing Co.	3,153	280,113
General Dynamics Corp.	1,615	120,075
Goodrich Corp.	485	22,092
Honeywell International, Inc.	3,264	147,663
L-3 Communications Holdings, Inc.	500	40,890
Lockheed Martin Corp.	1,408	129,635
Northrop Grumman Corp.	1,380	93,426
Raytheon Co.	1,765	93,192
Rockwell Collins, Inc.	673	42,594
United Technologies Corp.	4,000	250,080
		1,219,760
Air Freight & Logistics—0.9%
FedEx Corp.	1,220	132,516
United Parcel Service, Inc., Class B	4,268	320,015
		452,531
Airlines—0.1%
Southwest Airlines Co.	3,164	48,473
Building Products—0.2%
American Standard Companies, Inc. (b)	695	31,866
Masco Corp. (b)	1,560	46,597
		78,463
Commercial Services & Supplies—0.5%
Allied Waste Industries, Inc. (a)	1,021	12,548
Avery Dennison Corp.	381	25,881
Cintas Corp.	532	21,126
Equifax, Inc.	496	20,137
Monster Worldwide, Inc. (a)	500	23,320
Pitney Bowes, Inc.	877	40,509
R.R. Donnelley & Sons Co.	856	30,422
Robert Half International, Inc.	675	25,056
Waste Management, Inc.	2,140	78,688
		277,687
Construction & Engineering—0.1%
Fluor Corp.	359	29,312
Electrical Equipment—0.5%
American Power Conversion Corp.	668	20,434
Cooper Industries Ltd., Class A	374	33,821
Emerson Electric Co.	3,196	140,911
Rockwell Automation, Inc.	684	41,779
		236,945
Industrial Conglomerates—4.0%
3M Co.	2,944	229,426
General Electric Co. (d)	41,060	1,527,843
Textron, Inc.	511	47,916
Tyco International Ltd.	7,929	241,042
		2,046,227

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Machinery—1.4%
Caterpillar, Inc.	2,584	$158,477
Cummins, Inc. (b)	205	24,227
Danaher Corp. (b)	942	68,238
Deere & Co.	922	87,655
Dover Corp.	815	39,951
Eaton Corp.	591	44,408
Illinois Tool Works, Inc. (b)	1,666	76,953
Ingersoll-Rand Co., Ltd., Class A	1,231	48,169
ITT Corp.	737	41,876
Paccar, Inc. (b)	991	64,316
Pall Corp. (b)	500	17,275
Parker Hannifin Corp.	481	36,979
Terex Corp. (a)(b)	400	25,832
		734,356
Road & Rail—0.7%
Burlington Northern Santa Fe Corp.	1,432	105,696
CSX Corp.	1,726	59,426
Norfolk Southern Corp.	1,587	79,810
Ryder System, Inc. (b)	239	12,204
Union Pacific Corp.	1,064	97,909
		355,045
Trading Companies & Distributors—0.0%
W.W. Grainger, Inc. (b)	300	20,982
Information Technology—15.1%
Communications Equipment—2.7%
ADC Telecommunications, Inc. (a)	462	6,713
Avaya, Inc. (a)	1,798	25,136
Ciena Corp. (a)(b)	345	9,560
Cisco Systems, Inc. (a)	24,185	660,976
Comverse Technology, Inc. (a)(b)	796	16,804
Corning, Inc. (a)	6,234	116,638
JDS Uniphase Corp. (a)(b)	835	13,911
Juniper Networks, Inc. (a)	2,250	42,615
Motorola, Inc.	9,633	198,054
QUALCOMM, Inc.	6,583	248,772
Tellabs, Inc. (a)	1,766	18,119
		1,357,298
Computers & Peripherals—3.8%
Apple Computer, Inc. (a)	3,397	288,201
Dell, Inc. (a)	9,054	227,165
EMC Corp. (a)	8,781	115,909
Hewlett-Packard Co.	10,909	449,342
International Business Machines Corp.	6,010	583,871
Lexmark International, Inc., Class A (a)(b)	395	28,914
NCR Corp. (a)	710	30,360
Network Appliance, Inc. (a)	1,484	58,292
QLogic Corp. (a)	635	13,919
SanDisk Corp. (a)(b)	900	38,727
Sun Microsystems, Inc. (a)	14,025	76,016
		1,910,716

	Shares	Value
Electronic Equipment & Instruments—0.3%
Agilent Technologies, Inc. (a)	1,623	$56,561
Jabil Circuit, Inc.	740	18,167
Molex, Inc. (b)	565	17,871
Sanmina-SCI Corp. (a)	2,128	7,342
Solectron Corp. (a)	3,636	11,708
Symbol Technologies, Inc. (b)	1,016	15,179
Tektronix, Inc. (b)	337	9,830
		136,658
Internet Software & Services—1.3%
eBay, Inc. (a)	4,605	138,472
Google, Inc., Class A (a)	862	396,934
VeriSign, Inc. (a)(b)	975	23,449
Yahoo!, Inc. (a)	4,888	124,839
		683,694
IT Services—1.1%
Affiliated Computer Services, Inc., Class A (a)	475	23,199
Automatic Data Processing, Inc.	2,200	108,350
Cognizant Technology Solutions Corp., Class A (a)	575	44,367
Computer Sciences Corp. (a)(b)	691	36,879
Convergys Corp. (a)	555	13,198
Electronic Data Systems Corp.	2,066	56,918
Fidelity National Information Services, Inc.	650	26,059
First Data Corp.	3,054	77,938
Fiserv, Inc. (a)	689	36,117
Paychex, Inc.	1,359	53,735
Sabre Holdings Corp., Class A	533	16,997
Unisys Corp. (a)(b)	1,362	10,678
Western Union Co.	3,054	68,471
		572,906
Office Electronics—0.1%
Xerox Corp. (a)	3,834	64,986
Semiconductors & Semiconductor Equipment—2.4%
Advanced Micro Devices, Inc. (a)	2,187	44,506
Altera Corp. (a)(b)	1,442	28,379
Analog Devices, Inc.	1,358	44,638
Applied Materials, Inc. (b)	5,540	102,213
Broadcom Corp., Class A (a)	1,861	60,129
Intel Corp.	22,984	465,426
KLA-Tencor Corp. (b)	788	39,203
Linear Technology Corp.	1,198	36,323
LSI Logic Corp. (a)(b)	1,591	14,319
Maxim Integrated Products, Inc.	1,287	39,408
Micron Technology, Inc. (a)	3,015	42,089
National Semiconductor Corp.	1,140	25,878
Novellus Systems, Inc. (a)(b)	492	16,935
NVIDIA Corp. (a)	1,410	52,184
PMC-Sierra, Inc. (a)(b)	848	5,690
Teradyne, Inc. (a)(b)	751	11,235
Texas Instruments, Inc.	5,913	170,294
Xilinx, Inc.	1,351	32,167
		1,231,016

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Software—3.4%
Adobe Systems, Inc. (a)	2,330	$95,810
Autodesk, Inc. (a)(b)	925	37,425
BMC Software, Inc. (a)	812	26,146
CA, Inc. (b)	1,648	37,327
Citrix Systems, Inc. (a)	718	19,422
Compuware Corp. (a)	1,411	11,754
Electronic Arts, Inc. (a)	1,228	61,842
Intuit, Inc. (a)	1,401	42,745
Microsoft Corp.	34,470	1,029,274
Novell, Inc. (a)	1,361	8,438
Oracle Corp. (a)	15,942	273,246
Symantec Corp. (a)	3,748	78,146
		1,721,575
Materials—3.0%
Chemicals—1.5%
Air Products & Chemicals, Inc.	867	60,933
Ashland, Inc.	226	15,635
Dow Chemical Co.	3,810	152,171
E.I. du Pont de Nemours & Co.	3,674	178,960
Eastman Chemical Co. (b)	317	18,801
Ecolab, Inc.	720	32,544
Hercules, Inc. (a)(b)	458	8,844
International Flavors & Fragrances, Inc. (b)	316	15,534
Monsanto Co.	2,160	113,465
PPG Industries, Inc.	646	41,480
Praxair, Inc.	1,290	76,536
Rohm and Haas Co.	556	28,423
Sigma-Aldrich Corp.	251	19,508
		762,834
Construction Materials—0.1%
Vulcan Materials Co. (b)	372	33,432
Containers & Packaging—0.2%
Ball Corp.	405	17,658
Bemis Co., Inc.	421	14,305
Pactiv Corp. (a)(b)	522	18,630
Sealed Air Corp. (b)	315	20,450
Temple-Inland, Inc. (b)	426	19,609
		90,652
Metals & Mining—0.9%
Alcoa, Inc.	3,457	103,745
Allegheny Technologies, Inc. (b)	407	36,907
Freeport-McMoRan Copper & Gold, Inc., Class B	780	43,469
Newmont Mining Corp.	1,789	80,773
Nucor Corp.	1,201	65,647
Phelps Dodge Corp.	803	96,135
United States Steel Corp.	484	35,400
		462,076
Paper & Forest Products—0.3%
International Paper Co.	1,820	62,062
MeadWestvaco Corp.	711	21,372

	Shares	Value
Weyerhaeuser Co.	932	$65,846
		149,280
Telecommunication Services—3.5%
Diversified Telecommunication Services—2.9%
AT&T, Inc.	15,314	547,476
BellSouth Corp.	7,257	341,877
CenturyTel, Inc.	464	20,258
Citizens Communications Co. (b)	1,279	18,379
Embarq Corp.	603	31,694
Qwest Communications International, Inc. (a)(b)	6,406	53,618
Verizon Communications, Inc.	11,630	433,101
Windstream Corp. (a)	1,897	26,976
		1,473,379
Wireless Telecommunication Services—0.6%
ALLTEL Corp.	1,493	90,296
Sprint Nextel Corp.	11,528	217,764
		308,060
Utilities—3.6%
Electric Utilities—1.9%
Allegheny Energy, Inc. (a)	667	30,622
American Electric Power Co., Inc.	1,582	67,361
Duke Energy Corp.	5,005	166,216
Edison International	1,306	59,397
Entergy Corp.	828	76,441
Exelon Corp.	2,673	165,432
FirstEnergy Corp.	1,282	77,305
FPL Group, Inc. (b)	1,600	87,072
Pinnacle West Capital Corp.	387	19,617
PPL Corp.	1,514	54,262
Progress Energy, Inc. (b)	1,004	49,276
Southern Co. (b)	2,956	108,958
		961,959
Gas Utilities—0.1%
Nicor, Inc. (b)	170	7,956
Peoples Energy Corp. (b)	152	6,775
Questar Corp.	350	29,067
		43,798
Independent Power Producers & Energy Traders—0.4%
AES Corp. (a)	2,651	58,428
Constellation Energy Group, Inc.	712	49,035
Dynegy, Inc., Class A (a)	1,537	11,128
TXU Corp.	1,831	99,259
		217,850
Multi-Utilities—1.2%
Ameren Corp. (b)	814	43,736
CenterPoint Energy, Inc. (b)	1,243	20,609
CMS Energy Corp. (a)(b)	875	14,613
Consolidated Edison, Inc. (b)	1,035	49,752
Dominion Resources, Inc. (b)	1,420	119,053
DTE Energy Co. (b)	704	34,081

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
KeySpan Corp.	694	$28,579
NiSource, Inc.	1,084	26,124
PG&E Corp. (b)	1,397	66,120
Public Service Enterprise Group, Inc. (b)	1,000	66,380
Sempra Energy (b)	1,034	57,945
TECO Energy, Inc.	825	14,215
Xcel Energy, Inc. (b)	1,632	37,634
		578,841
Total Common Stocks (cost of $35,339,168)		50,711,760
SECURITIES LENDING COLLATERAL—8.9%
State Street Navigator Securities Lending Prime Portfolio (e)	4,554,671	4,554,671
Total Securities Lending Collateral (cost of $4,554,671)		4,554,671
Total Investments—108.7% (cost of $39,893,839)(f)		55,266,431
Other Assets & Liabilities, Net—(8.7)%		(4,444,552)
Net Assets—100.0%		$50,821,879

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $4,430,726.

(c)  Investments in affiliates during the twelve months ended December 31, 2006:

Security name:	Bank of America Corp.
Shares as of 12/31/05:	18,622
Shares purchased:	3,009
Shares sold:	(3,751)
Shares as of 12/31/06:	17,880
Net realized gain:	$19,106
Dividend income earned:	$40,387
Value at end of period:	$954,613

(d)  Security pledged as collateral for open futures contracts.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $41,867,465.

At December 31, 2006, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	1	$357,100	$357,210	Mar-2007	$(110)

At December 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	22.2%
Information Technology	15.1
Health Care	12.0
Industrials	10.8
Consumer Discretionary	10.6
Energy	9.8
Consumer Staples	9.2
Utilities	3.6
Telecommunication Services	3.5
Materials	3.0
99.8
Securities Lending Collateral	8.9
Other Assets & Liabilities, Net	(8.7)
100.0%

See Accompanying Notes to Financial Statements.
10

Statement of Assets and Liabilities

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Assets
Unaffiliated investments, at cost	$39,357,606
Affiliated investments, at cost	536,233
Total investments, at cost	39,893,839
Unaffiliated investments, at value (including securities on loan of $4,430,726)	$54,311,818
Affiliated investments, at value	954,613
Total investments, at value	55,266,431
Cash	87,444
Receivable for:
Investments sold	13,729
Dividends	70,110
Securities lending income	480
Deferred Trustees' compensation plan	7,469
Total Assets	55,445,663
Liabilities
Collateral on securities loaned	4,554,671
Expense reimbursement due to Investment Advisor	2,367
Payable for:
Futures variation margin	1,350
Investment advisory fee	5,893
Pricing and bookkeeping fees	6,272
Trustees' fees	98
Audit fee	24,550
Custody fee	4,693
Distribution fee—Class B	11,625
Chief compliance officer expenses	1,373
Deferred Trustees' fees	7,469
Other liabilities	3,423
Total Liabilities	4,623,784
Net Assets	$50,821,879
Net Assets Consist of
Paid-in capital	$39,619,091
Undistributed net investment income	588,216
Accumulated net realized loss	(4,757,910)
Net unrealized appreciation (depreciation) on:
Investments	15,372,592
Futures contracts	(110)
Net Assets	$50,821,879
Class A:
Net assets	$109,525
Shares outstanding	8,829
Net asset value per share	$12.40
Class B:
Net assets	$50,712,354
Shares outstanding	4,110,653
Net asset value per share	$12.34

See Accompanying Notes to Financial Statements.
11

Statement of Operations

Columbia S&P 500 Index Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$903,582
Dividends from affiliates	40,387
Interest	24,845
Securities lending	1,522
Total Investment Income	970,336
Expenses
Investment advisory fee	100,359
Distribution fee — Class B	125,196
Transfer agent fee	76
Pricing and bookkeeping fees	84,708
Trustees' fees	12,584
Custody fee	21,641
Audit fee	29,276
Chief compliance officer expenses	4,162
Non-recurring costs (See Note 8)	221
Other expenses	21,828
Total Expenses	400,051
Fees and expenses waived or reimbursed by Investment Advisor	(32,115)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(221)
Custody earnings credit	(133)
Net Expenses	367,582
Net Investment Income	602,754
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	(172,401)
Affiliated investments	19,106
Futures contracts	86,284
Net realized loss	(67,011)
Net change in unrealized appreciation (depreciation) on:
Investments	6,469,316
Futures contracts	3,219
Net change in unrealized appreciation (depreciation)	6,472,535
Net Gain	6,405,524
Net Increase Resulting from Operations	$7,008,278

See Accompanying Notes to Financial Statements.
12

Statement of Changes in Net Assets

Columbia S&P 500 Index Fund, Variable Series

	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$602,754	$633,721
Net realized gain (loss) on investments and futures contracts	(67,011)	(1,034,620)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,472,535	2,596,114
Net Increase Resulting from Operations	7,008,278	2,195,215
Distributions Declared to Shareholders
From net investment income:
Class A	(1,536)	—
Class B	(638,473)	—
Total Distributions Declared to Shareholders	(640,009)	—
Share Transactions
Class A:
Distributions reinvested	1,536	—
Net Increase	1,536	—
Class B:
Subscriptions	870,056	2,439,004
Distributions reinvested	638,473	—
Redemptions	(9,582,273)	(6,845,177)
Net Decrease	(8,073,744)	(4,406,173)
Net Decrease from Share Transactions	(8,072,208)	(4,406,173)
Total Decrease in Net Assets	(1,703,939)	(2,210,958)
Net Assets
Beginning of period	52,525,818	54,736,776
End of period	$50,821,879	$52,525,818
Undistributed net investment income at end of period	$588,216	$625,632
Changes in Shares
Class A:
Issued for distributions reinvested	134	—
Net Increase	134	—
Class B:
Subscriptions	76,808	235,385
Issued for distributions reinvested	56,105	—
Redemptions	(846,931)	(652,279)
Net Decrease	(714,018)	(416,894)

See Accompanying Notes to Financial Statements.
13

Financial Highlights

Columbia S&P 500 Index Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)		2005		2004	2003		2002
Net Asset Value, Beginning of Period	$10.92		$10.45		$9.62	$7.59		$9.90
Income from Investment Operations:
Net investment income (b)	0.17		0.15		0.14 (c)	0.09		0.09
Net realized and unrealized gain (loss) on investments and futures contracts	1.49		0.32		0.83	2.02		(2.32)
Total from Investment Operations	1.66		0.47		0.97	2.11		(2.23)
Less Distributions Declared to Shareholders:
From net investment income	(0.18)		—		(0.14)	(0.08)		(0.07)
Return of capital	—		—		—	—		(0.01)
Total Distributions Declared to Shareholders	(0.18)		—		(0.14)	(0.08)		(0.08)
Net Asset Value, End of Period	$12.40		$10.92		$10.45	$9.62		$7.59
Total return (d)(e)	15.31	%(f)	4.50	%(f)(g)	10.13%	27.80	%(f)	(22.55)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.48%		0.44%		0.64%	0.69%		0.64%
Waiver/reimbursement	0.06%		0.01%		—	0.03%		—
Net investment income (h)	1.47%		1.44%		1.42%	1.11%		0.99%
Portfolio turnover rate	5%		7%		6%	3%		17%
Net assets, end of period (000's)	$110		$95		$91	$82		$65

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500 Index Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
14

Notes to Financial Statements

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia S&P 500 Index Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500 Index Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

15

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for tax return of capital received were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(161)	$160	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$640,009	$—
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$596,820	$—	$13,398,966

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses due to wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$14,987,613
Unrealized depreciation	(1,588,647)
Net unrealized appreciation	$13,398,966

16

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$19,479
2009	243,840
2010	1,209,651
2011	9,406
2012	61,449
2013	717,217
2014	523,352
$2,784,394

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund's average daily net assets.

Columbia has voluntarily agreed to reduce the investment advisory fee by the annual rate of 0.064% of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping fee rate was 0.169% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also

17

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,573,802 and $9,884,498, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the

18

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On

19

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $221 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia S&P 500 Index Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty S&P 500 Index Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

21

Unaudited Information

Columbia S&P 500 Index Fund, Variable Series

Federal Income Tax Information

100% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2006 qualifies for the corporate dividends received deduction.

22

Fund Governance

Columbia S&P 500 Index Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

23

Fund Governance (continued)

Columbia S&P 500 Index Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

24

Fund Governance (continued)

Columbia S&P 500 Index Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

25

Board Consideration and Approval of Investment Advisory Agreements

Columbia S&P 500 Index Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

26

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia S&P 500 Index Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

27

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia S&P 500 Index Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

28

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia S&P 500 Index Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

29

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia S&P 500 Index Fund, Variable Series

might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The

30

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia S&P 500 Index Fund, Variable Series

fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the

31

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia S&P 500 Index Fund, Variable Series

source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

32

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

33

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia S&P 500 Index Fund,
Variable Series

(formerly Liberty S&P 500 Index Fund,
Variable Series)

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Manager's Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Columbia S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

Vikram J. Kuriyan has been the fund's portfolio manager since August 2005.

For the 12-month period ended December 31, 2006, the fund performed in line with its benchmark, the S&P 500 Index,1 and with the average return of the Lipper Variable Underlying Funds S&P 500 Index Objectives Classification average.2 The fund's positions closely approximate those in the benchmark and thus reflect the benchmark's performance. However, the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, and its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund. The fund is managed to include all the holdings in the S&P 500 Index in approximately the same weights.

Although short-term interest rate hikes by the Federal Reserve Board put a damper on stock market returns in the first half of the year, a hiatus in increases in the second half spurred a rally for stocks. Worries about economic growth, consumer spending, a weak housing market and high energy prices took a back seat to investor enthusiasm over corporate business prospects. Earnings growth was strong and valuations remained reasonable in light of rising profits. Merger activity, dividend increases and stock buybacks also helped drive stock prices higher. In this environment, virtually all segments of the U.S. stock market recorded gains for the year as did all ten sectors of the S&P 500 Index.

Telecommunications, energy and utilities were the best-performing sectors within the index and the fund, with gains of 35%, 25% and 20% respectively. Telecommunications stocks bounced back after a weak 2005. Within telecommunications, AT&T and BellSouth made the strongest contributions to return (1.1% and 0.7% of net assets, respectively). Energy stocks continued to gain ground on strong commodity prices. ExxonMobil's 41% return for the year had a significant impact on performance because it is the fund's single largest holding (3.5% of net assets).

Even the weakest sectors of the index produced positive returns for the year. Industrials, technology and health care lagged the index but gained 15%, 8% and 8% respectively. Questions about the sustainability of growth placed general pressure on industrial and technology companies, whose prospects were closely linked to the economy. Health care stocks were a disappointment, reflecting erosion of patent protection for many pharmaceutical companies on key blockbuster drugs and concerns that a Democrat-controlled Congress might push for price concessions. However, many biotechnology stocks within the sector broke from the pack to produce relatively higher gains.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity funds are subject to stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	Life
Class B (05/30/00)	15.03	5.42	1.23
S&P 500 Index[1]	15.79	6.19	2.11

Inception date of share class is in parentheses.

Net asset value ($)	12/31/05	12/31/06
Class B	10.87	12.34

Growth of a $10,000 investment, 05/30/00 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,124.41	1,021.48	3.96	3.77	0.74

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—99.8%
Consumer Discretionary—10.6%
Auto Components—0.2%
Goodyear Tire & Rubber Co. (a)(b)	706	$14,819
Johnson Controls, Inc.	782	67,189
		82,008
Automobiles—0.4%
Ford Motor Co. (b)	7,525	56,513
General Motors Corp. (b)	2,254	69,243
Harley-Davidson, Inc. (b)	1,021	71,950
		197,706
Distributors—0.1%
Genuine Parts Co.	670	31,778
Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A (a)(b)	568	22,135
H&R Block, Inc.	1,289	29,699
		51,834
Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	1,774	87,015
Darden Restaurants, Inc.	596	23,941
Harrah's Entertainment, Inc.	744	61,544
Hilton Hotels Corp.	1,536	53,606
International Game Technology, Inc.	1,347	62,231
Marriott International, Inc., Class A	1,327	63,325
McDonald's Corp.	4,921	218,148
Starbucks Corp. (a)	3,001	106,296
Starwood Hotels & Resorts Worldwide, Inc.	856	53,500
Wendy's International, Inc.	390	12,905
Wyndham Worldwide Corp. (a)	800	25,616
Yum! Brands, Inc.	1,063	62,504
		830,631
Household Durables—0.6%
Black & Decker Corp.	278	22,232
Centex Corp. (b)	484	27,235
D.R. Horton, Inc.	1,100	29,139
Fortune Brands, Inc.	593	50,636
Harman International Industries, Inc.	250	24,978
KB Home (b)	305	15,640
Leggett & Platt, Inc. (b)	716	17,112
Lennar Corp., Class A (b)	550	28,853
Newell Rubbermaid, Inc.	1,100	31,845
Pulte Homes, Inc. (b)	830	27,490
Snap-On, Inc.	238	11,338
Stanley Works (b)	331	16,646
Whirlpool Corp. (b)	311	25,819
		328,963
Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)(b)	1,225	48,339
IAC/InterActiveCorp (a)(b)	900	33,444
		81,783
Leisure Equipment & Products—0.2%
Brunswick Corp. (b)	366	11,675
Eastman Kodak Co. (b)	1,157	29,851
Hasbro, Inc. (b)	622	16,950

	Shares	Value
Mattel, Inc.	1,525	$34,556
		93,032
Media—3.7%
CBS Corp., Class B	3,108	96,907
Clear Channel Communications, Inc.	1,966	69,872
Comcast Corp., Class A (a)	8,290	350,916
DIRECTV Group, Inc. (a)	3,075	76,690
Dow Jones & Co., Inc. (b)	247	9,386
EW Scripps Co. (b)	325	16,231
Gannett Co., Inc.	940	56,832
Interpublic Group of Companies, Inc. (a)(b)	1,749	21,408
McGraw-Hill Companies, Inc.	1,422	96,724
Meredith Corp.	157	8,847
New York Times Co., Class A (b)	582	14,178
News Corp., Class A	9,325	200,301
Omnicom Group, Inc.	690	72,133
Time Warner, Inc.	15,913	346,585
Tribune Co. (b)	751	23,116
Univision Communications, Inc., Class A (a)	995	35,243
Viacom, Inc., Class B (a)	2,783	114,186
Walt Disney Co.	8,235	282,213
		1,891,768
Multiline Retail—1.2%
Big Lots, Inc. (a)(b)	426	9,764
Dillard's, Inc., Class A (b)	247	8,638
Dollar General Corp. (b)	1,239	19,898
Family Dollar Stores, Inc.	612	17,950
Federated Department Stores, Inc.	2,089	79,654
J.C. Penney Co., Inc. (b)	901	69,701
Kohl's Corp. (a)	1,297	88,754
Nordstrom, Inc.	915	45,146
Sears Holdings Corp. (a)(b)	342	57,432
Target Corp.	3,410	194,540
		591,477
Specialty Retail—2.0%
AutoNation, Inc. (a)(b)	604	12,877
Autozone, Inc. (a)	213	24,614
Bed Bath & Beyond, Inc. (a)	1,127	42,939
Best Buy Co., Inc. (b)	1,616	79,491
Circuit City Stores, Inc. (b)	572	10,857
Gap, Inc.	2,111	41,164
Home Depot, Inc.	8,119	326,059
Limited Brands, Inc.	1,354	39,185
Lowe's Companies, Inc.	6,064	188,894
Office Depot, Inc. (a)	1,101	42,025
OfficeMax, Inc. (b)	300	14,895
RadioShack Corp. (b)	531	8,910
Sherwin-Williams Co.	443	28,166
Staples, Inc.	2,891	77,190
Tiffany & Co. (b)	539	21,150
TJX Companies, Inc.	1,810	51,621
		1,010,037

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (a)	1,475	$63,366
Jones Apparel Group, Inc.	431	14,408
Liz Claiborne, Inc.	406	17,645
NIKE, Inc., Class B	756	74,867
V.F. Corp.	353	28,974
		199,260
Consumer Staples—9.2%
Beverages—2.0%
Anheuser-Busch Companies, Inc.	3,071	151,093
Brown-Forman Corp., Class B (b)	312	20,667
Coca-Cola Co.	8,121	391,838
Coca-Cola Enterprises, Inc.	1,105	22,564
Constellation Brands, Inc., Class A (a)	825	23,941
Molson Coors Brewing Co., Class B	179	13,683
Pepsi Bottling Group, Inc.	557	17,217
PepsiCo, Inc.	6,533	408,639
		1,049,642
Food & Staples Retailing—2.2%
Costco Wholesale Corp.	1,822	96,329
CVS Corp.	3,290	101,694
Kroger Co.	2,850	65,749
Safeway, Inc. (b)	1,772	61,240
SUPERVALU, Inc.	813	29,065
Sysco Corp. (b)	2,462	90,503
Wal-Mart Stores, Inc.	9,810	453,026
Walgreen Co.	3,986	182,918
Whole Foods Market, Inc.	575	26,985
		1,107,509
Food Products—1.1%
Archer-Daniels-Midland Co.	2,628	83,991
Campbell Soup Co. (b)	866	33,679
ConAgra Foods, Inc.	2,031	54,837
Dean Foods Co. (a)	525	22,197
General Mills, Inc.	1,366	78,681
H.J. Heinz Co.	1,314	59,143
Hershey Co. (b)	692	34,462
Kellogg Co. (b)	1,004	50,260
McCormick & Co., Inc.	513	19,781
Sara Lee Corp.	2,971	50,596
Tyson Foods, Inc., Class A (b)	1,000	16,450
Wm. Wrigley Jr. Co.	880	45,514
		549,591
Household Products—2.2%
Clorox Co.	601	38,554
Colgate-Palmolive Co.	2,049	133,677
Kimberly-Clark Corp.	1,836	124,756
Procter & Gamble Co.	12,614	810,702
		1,107,689
Personal Products—0.1%
Avon Products, Inc.	1,771	58,514
Estee Lauder Companies, Inc., Class A	500	20,410
		78,924

	Shares	Value
Tobacco—1.6%
Altria Group, Inc.	8,357	$717,198
Reynolds American, Inc. (b)	675	44,192
UST, Inc. (b)	649	37,772
		799,162
Energy—9.8%
Energy Equipment & Services—1.7%
Baker Hughes, Inc.	1,287	96,087
BJ Services Co.	1,162	34,070
Halliburton Co.	3,997	124,107
Nabors Industries Ltd. (a)(b)	1,193	35,528
National-Oilwell Varco, Inc. (a)	700	42,826
Noble Corp.	542	41,273
Rowan Companies, Inc.	440	14,608
Schlumberger Ltd.	4,692	296,347
Smith International, Inc.	800	32,856
Transocean, Inc. (a)	1,162	93,994
Weatherford International Ltd. (a)	1,350	56,416
		868,112
Oil, Gas & Consumable Fuels—8.1%
Anadarko Petroleum Corp.	1,835	79,859
Apache Corp.	1,319	87,727
Chesapeake Energy Corp. (b)	1,650	47,932
Chevron Corp.	8,692	639,123
ConocoPhillips	6,558	471,848
CONSOL Energy, Inc.	725	23,294
Devon Energy Corp.	1,761	118,128
El Paso Corp. (b)	2,814	42,998
EOG Resources, Inc.	965	60,264
Exxon Mobil Corp.	23,230	1,780,115
Hess Corp.	1,070	53,040
Kinder Morgan, Inc.	417	44,098
Marathon Oil Corp.	1,410	130,425
Murphy Oil Corp. (b)	750	38,138
Occidental Petroleum Corp.	3,425	167,243
Peabody Energy Corp.	1,050	42,431
Sunoco, Inc.	503	31,367
Valero Energy Corp.	2,400	122,784
Williams Companies, Inc.	2,383	62,244
XTO Energy, Inc.	1,450	68,222
		4,111,280
Financials—22.2%
Capital Markets—3.8%
Ameriprise Financial, Inc.	961	52,375
Bank of New York Co., Inc.	3,057	120,354
Bear Stearns Companies, Inc.	462	75,204
Charles Schwab Corp.	4,066	78,637
E*TRADE Financial Corp. (a)	1,700	38,114
Federated Investors, Inc., Class B	353	11,924
Franklin Resources, Inc.	658	72,492
Goldman Sachs Group, Inc.	1,702	339,294
Janus Capital Group, Inc. (b)	783	16,905

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Legg Mason, Inc.	525	$49,901
Lehman Brothers Holdings, Inc.	2,107	164,599
Mellon Financial Corp.	1,636	68,957
Merrill Lynch & Co., Inc.	3,510	326,781
Morgan Stanley	4,228	344,286
Northern Trust Corp. (b)	747	45,335
State Street Corp.	1,316	88,751
T. Rowe Price Group, Inc.	1,062	46,484
		1,940,393
Commercial Banks—4.2%
BB&T Corp.	2,165	95,108
Comerica, Inc.	638	37,438
Commerce Bancorp, Inc. (b)	750	26,452
Compass Bancshares, Inc.	525	31,316
Fifth Third Bancorp (b)	2,212	90,537
First Horizon National Corp. (b)	492	20,556
Huntington Bancshares, Inc. (b)	936	22,230
KeyCorp	1,590	60,468
M&T Bank Corp. (b)	300	36,648
Marshall & Ilsley Corp.	1,005	48,351
National City Corp.	2,509	91,729
PNC Financial Services Group, Inc.	1,181	87,441
Regions Financial Corp.	2,894	108,236
SunTrust Banks, Inc.	1,417	119,666
Synovus Financial Corp.	1,291	39,801
U.S. Bancorp	6,997	253,221
Wachovia Corp.	7,597	432,649
Wells Fargo & Co.	13,452	478,353
Zions Bancorporation	415	34,213
		2,114,413
Consumer Finance—1.0%
American Express Co.	4,807	291,641
Capital One Financial Corp.	1,621	124,525
SLM Corp.	1,617	78,861
		495,027
Diversified Financial Services—5.7%
Bank of America Corp. (c)	17,880	954,613
Chicago Mercantile Exchange Holdings, Inc., Class A	139	70,856
CIT Group, Inc.	800	44,616
Citigroup, Inc.	19,566	1,089,826
JPMorgan Chase & Co.	13,830	667,989
Moody's Corp.	937	64,709
		2,892,609
Insurance—4.8%
ACE Ltd.	1,308	79,226
AFLAC, Inc.	1,965	90,390
Allstate Corp.	2,483	161,668
Ambac Financial Group, Inc.	411	36,608
American International Group, Inc.	10,361	742,469
AON Corp.	1,231	43,503
Chubb Corp.	1,632	86,349
Cincinnati Financial Corp.	696	31,536
Genworth Financial, Inc., Class A	1,775	60,723
Hartford Financial Services Group, Inc.	1,270	118,504

	Shares	Value
Lincoln National Corp.	1,151	$76,426
Loews Corp.	1,814	75,227
Marsh & McLennan Companies, Inc. (b)	2,208	67,697
MBIA, Inc. (b)	546	39,891
MetLife, Inc. (b)	3,040	179,390
Principal Financial Group, Inc.	1,073	62,985
Progressive Corp.	3,035	73,508
Prudential Financial, Inc.	1,894	162,619
SAFECO Corp.	430	26,896
St. Paul Travelers Companies, Inc.	2,739	147,057
Torchmark Corp.	387	24,675
UnumProvident Corp. (b)	1,364	28,344
XL Capital Ltd., Class A	728	52,431
		2,468,122
Real Estate Investment Trusts (REITs)—1.1%
Apartment Investment & Management Co., Class A (b)	375	21,007
Archstone-Smith Trust	875	50,934
Boston Properties, Inc.	475	53,143
Equity Office Properties Trust	1,387	66,812
Equity Residential Property Trust	1,156	58,667
Kimco Realty Corp. (b)	900	40,455
Plum Creek Timber Co., Inc.	706	28,134
ProLogis	975	59,251
Public Storage, Inc.	500	48,750
Simon Property Group, Inc.	875	88,629
Vornado Realty Trust	525	63,787
		579,569
Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc., Class A (a)	725	24,070
Realogy Corp. (a)	850	25,772
		49,842
Thrifts & Mortgage Finance—1.5%
Countrywide Financial Corp.	2,484	105,446
Fannie Mae	3,887	230,849
Freddie Mac	2,761	187,472
MGIC Investment Corp. (b)	338	21,138
Sovereign Bancorp, Inc. (b)	1,425	36,181
Washington Mutual, Inc.	3,778	171,861
		752,947
Health Care—12.0%
Biotechnology—1.3%
Amgen, Inc. (a)	4,653	317,846
Biogen Idec, Inc. (a)	1,341	65,964
Celgene Corp. (a)(b)	1,475	84,857
Genzyme Corp. (a)	1,042	64,166
Gilead Sciences, Inc. (a)	1,825	118,497
Medimmune, Inc. (a)	956	30,946
		682,276
Health Care Equipment & Supplies—1.6%
Bausch & Lomb, Inc. (b)	204	10,620
Baxter International, Inc.	2,618	121,449

See Accompanying Notes to Financial Statements.
6

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Becton, Dickinson & Co.	974	$68,326
Biomet, Inc.	967	39,908
Boston Scientific Corp. (a)	4,708	80,883
C.R. Bard, Inc.	401	33,271
Hospira, Inc. (a)	620	20,820
Medtronic, Inc.	4,590	245,611
St. Jude Medical, Inc. (a)	1,417	51,806
Stryker Corp.	1,180	65,030
Zimmer Holdings, Inc. (a)	944	73,991
		811,715
Health Care Providers & Services—2.4%
Aetna, Inc.	2,074	89,555
AmerisourceBergen Corp.	777	34,934
Cardinal Health, Inc.	1,610	103,732
Caremark Rx, Inc.	1,693	96,687
CIGNA Corp.	415	54,602
Coventry Health Care, Inc. (a)	625	31,281
Express Scripts, Inc. (a)	550	39,380
Health Management Associates, Inc., Class A (b)	951	20,076
Humana, Inc. (a)	667	36,892
Laboratory Corp. of America Holdings (a)	500	36,735
Manor Care, Inc. (b)	283	13,278
McKesson Corp.	1,174	59,522
Medco Health Solutions, Inc. (a)	1,180	63,059
Patterson Companies, Inc. (a)	550	19,530
Quest Diagnostics, Inc.	642	34,026
Tenet Healthcare Corp. (a)(b)	1,880	13,104
UnitedHealth Group, Inc.	5,378	288,960
WellPoint, Inc. (a)	2,462	193,735
		1,229,088
Health Care Technology—0.1%
IMS Health, Inc.	792	21,764
Life Sciences Tools & Services—0.3%
Applera Corp. - Applied Biosystems Group	729	26,747
Millipore Corp. (a)(b)	201	13,387
PerkinElmer, Inc.	487	10,826
Thermo Fisher Scientific, Inc. (a)	1,627	73,687
Waters Corp. (a)	414	20,273
		144,920
Pharmaceuticals—6.3%
Abbott Laboratories	6,126	298,397
Allergan, Inc.	602	72,084
Barr Pharmaceuticals, Inc. (a)	425	21,301
Bristol-Myers Squibb Co.	7,845	206,480
Eli Lilly & Co.	3,911	203,763
Forest Laboratories, Inc. (a)	1,274	64,464
Johnson & Johnson	11,542	762,003
King Pharmaceuticals, Inc. (a)	977	15,554
Merck & Co., Inc. (b)	8,653	377,271
Mylan Laboratories, Inc. (b)	850	16,966
Pfizer, Inc.	28,738	744,314
Schering-Plough Corp.	5,907	139,642

	Shares	Value
Watson Pharmaceuticals, Inc. (a)	412	$10,724
Wyeth	5,364	273,135
		3,206,098
Industrials—10.8%
Aerospace & Defense—2.4%
Boeing Co.	3,153	280,113
General Dynamics Corp.	1,615	120,075
Goodrich Corp.	485	22,092
Honeywell International, Inc.	3,264	147,663
L-3 Communications Holdings, Inc.	500	40,890
Lockheed Martin Corp.	1,408	129,635
Northrop Grumman Corp.	1,380	93,426
Raytheon Co.	1,765	93,192
Rockwell Collins, Inc.	673	42,594
United Technologies Corp.	4,000	250,080
		1,219,760
Air Freight & Logistics—0.9%
FedEx Corp.	1,220	132,516
United Parcel Service, Inc., Class B	4,268	320,015
		452,531
Airlines—0.1%
Southwest Airlines Co.	3,164	48,473
Building Products—0.2%
American Standard Companies, Inc. (b)	695	31,866
Masco Corp. (b)	1,560	46,597
		78,463
Commercial Services & Supplies—0.5%
Allied Waste Industries, Inc. (a)	1,021	12,548
Avery Dennison Corp.	381	25,881
Cintas Corp.	532	21,126
Equifax, Inc.	496	20,137
Monster Worldwide, Inc. (a)	500	23,320
Pitney Bowes, Inc.	877	40,509
R.R. Donnelley & Sons Co.	856	30,422
Robert Half International, Inc.	675	25,056
Waste Management, Inc.	2,140	78,688
		277,687
Construction & Engineering—0.1%
Fluor Corp.	359	29,312
Electrical Equipment—0.5%
American Power Conversion Corp.	668	20,434
Cooper Industries Ltd., Class A	374	33,821
Emerson Electric Co.	3,196	140,911
Rockwell Automation, Inc.	684	41,779
		236,945
Industrial Conglomerates—4.0%
3M Co.	2,944	229,426
General Electric Co. (d)	41,060	1,527,843
Textron, Inc.	511	47,916
Tyco International Ltd.	7,929	241,042
		2,046,227

See Accompanying Notes to Financial Statements.
7

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Machinery—1.4%
Caterpillar, Inc.	2,584	$158,477
Cummins, Inc. (b)	205	24,227
Danaher Corp. (b)	942	68,238
Deere & Co.	922	87,655
Dover Corp.	815	39,951
Eaton Corp.	591	44,408
Illinois Tool Works, Inc. (b)	1,666	76,953
Ingersoll-Rand Co., Ltd., Class A	1,231	48,169
ITT Corp.	737	41,876
Paccar, Inc. (b)	991	64,316
Pall Corp. (b)	500	17,275
Parker Hannifin Corp.	481	36,979
Terex Corp. (a)(b)	400	25,832
		734,356
Road & Rail—0.7%
Burlington Northern Santa Fe Corp.	1,432	105,696
CSX Corp.	1,726	59,426
Norfolk Southern Corp.	1,587	79,810
Ryder System, Inc. (b)	239	12,204
Union Pacific Corp.	1,064	97,909
		355,045
Trading Companies & Distributors—0.0%
W.W. Grainger, Inc. (b)	300	20,982
Information Technology—15.1%
Communications Equipment—2.7%
ADC Telecommunications, Inc. (a)	462	6,713
Avaya, Inc. (a)	1,798	25,136
Ciena Corp. (a)(b)	345	9,560
Cisco Systems, Inc. (a)	24,185	660,976
Comverse Technology, Inc. (a)(b)	796	16,804
Corning, Inc. (a)	6,234	116,638
JDS Uniphase Corp. (a)(b)	835	13,911
Juniper Networks, Inc. (a)	2,250	42,615
Motorola, Inc.	9,633	198,054
QUALCOMM, Inc.	6,583	248,772
Tellabs, Inc. (a)	1,766	18,119
		1,357,298
Computers & Peripherals—3.8%
Apple Computer, Inc. (a)	3,397	288,201
Dell, Inc. (a)	9,054	227,165
EMC Corp. (a)	8,781	115,909
Hewlett-Packard Co.	10,909	449,342
International Business Machines Corp.	6,010	583,871
Lexmark International, Inc., Class A (a)(b)	395	28,914
NCR Corp. (a)	710	30,360
Network Appliance, Inc. (a)	1,484	58,292
QLogic Corp. (a)	635	13,919
SanDisk Corp. (a)(b)	900	38,727
Sun Microsystems, Inc. (a)	14,025	76,016
		1,910,716

	Shares	Value
Electronic Equipment & Instruments—0.3%
Agilent Technologies, Inc. (a)	1,623	$56,561
Jabil Circuit, Inc.	740	18,167
Molex, Inc. (b)	565	17,871
Sanmina-SCI Corp. (a)	2,128	7,342
Solectron Corp. (a)	3,636	11,708
Symbol Technologies, Inc. (b)	1,016	15,179
Tektronix, Inc. (b)	337	9,830
		136,658
Internet Software & Services—1.3%
eBay, Inc. (a)	4,605	138,472
Google, Inc., Class A (a)	862	396,934
VeriSign, Inc. (a)(b)	975	23,449
Yahoo!, Inc. (a)	4,888	124,839
		683,694
IT Services—1.1%
Affiliated Computer Services, Inc., Class A (a)	475	23,199
Automatic Data Processing, Inc.	2,200	108,350
Cognizant Technology Solutions Corp., Class A (a)	575	44,367
Computer Sciences Corp. (a)(b)	691	36,879
Convergys Corp. (a)	555	13,198
Electronic Data Systems Corp.	2,066	56,918
Fidelity National Information Services, Inc.	650	26,059
First Data Corp.	3,054	77,938
Fiserv, Inc. (a)	689	36,117
Paychex, Inc.	1,359	53,735
Sabre Holdings Corp., Class A	533	16,997
Unisys Corp. (a)(b)	1,362	10,678
Western Union Co.	3,054	68,471
		572,906
Office Electronics—0.1%
Xerox Corp. (a)	3,834	64,986
Semiconductors & Semiconductor Equipment—2.4%
Advanced Micro Devices, Inc. (a)	2,187	44,506
Altera Corp. (a)(b)	1,442	28,379
Analog Devices, Inc.	1,358	44,638
Applied Materials, Inc. (b)	5,540	102,213
Broadcom Corp., Class A (a)	1,861	60,129
Intel Corp.	22,984	465,426
KLA-Tencor Corp. (b)	788	39,203
Linear Technology Corp.	1,198	36,323
LSI Logic Corp. (a)(b)	1,591	14,319
Maxim Integrated Products, Inc.	1,287	39,408
Micron Technology, Inc. (a)	3,015	42,089
National Semiconductor Corp.	1,140	25,878
Novellus Systems, Inc. (a)(b)	492	16,935
NVIDIA Corp. (a)	1,410	52,184
PMC-Sierra, Inc. (a)(b)	848	5,690
Teradyne, Inc. (a)(b)	751	11,235
Texas Instruments, Inc.	5,913	170,294
Xilinx, Inc.	1,351	32,167
		1,231,016

See Accompanying Notes to Financial Statements.
8

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
Software—3.4%
Adobe Systems, Inc. (a)	2,330	$95,810
Autodesk, Inc. (a)(b)	925	37,425
BMC Software, Inc. (a)	812	26,146
CA, Inc. (b)	1,648	37,327
Citrix Systems, Inc. (a)	718	19,422
Compuware Corp. (a)	1,411	11,754
Electronic Arts, Inc. (a)	1,228	61,842
Intuit, Inc. (a)	1,401	42,745
Microsoft Corp.	34,470	1,029,274
Novell, Inc. (a)	1,361	8,438
Oracle Corp. (a)	15,942	273,246
Symantec Corp. (a)	3,748	78,146
		1,721,575
Materials—3.0%
Chemicals—1.5%
Air Products & Chemicals, Inc.	867	60,933
Ashland, Inc.	226	15,635
Dow Chemical Co.	3,810	152,171
E.I. du Pont de Nemours & Co.	3,674	178,960
Eastman Chemical Co. (b)	317	18,801
Ecolab, Inc.	720	32,544
Hercules, Inc. (a)(b)	458	8,844
International Flavors & Fragrances, Inc. (b)	316	15,534
Monsanto Co.	2,160	113,465
PPG Industries, Inc.	646	41,480
Praxair, Inc.	1,290	76,536
Rohm and Haas Co.	556	28,423
Sigma-Aldrich Corp.	251	19,508
		762,834
Construction Materials—0.1%
Vulcan Materials Co. (b)	372	33,432
Containers & Packaging—0.2%
Ball Corp.	405	17,658
Bemis Co., Inc.	421	14,305
Pactiv Corp. (a)(b)	522	18,630
Sealed Air Corp. (b)	315	20,450
Temple-Inland, Inc. (b)	426	19,609
		90,652
Metals & Mining—0.9%
Alcoa, Inc.	3,457	103,745
Allegheny Technologies, Inc. (b)	407	36,907
Freeport-McMoRan Copper & Gold, Inc., Class B	780	43,469
Newmont Mining Corp.	1,789	80,773
Nucor Corp.	1,201	65,647
Phelps Dodge Corp.	803	96,135
United States Steel Corp.	484	35,400
		462,076
Paper & Forest Products—0.3%
International Paper Co.	1,820	62,062
MeadWestvaco Corp.	711	21,372

	Shares	Value
Weyerhaeuser Co.	932	$65,846
		149,280
Telecommunication Services—3.5%
Diversified Telecommunication Services—2.9%
AT&T, Inc.	15,314	547,476
BellSouth Corp.	7,257	341,877
CenturyTel, Inc.	464	20,258
Citizens Communications Co. (b)	1,279	18,379
Embarq Corp.	603	31,694
Qwest Communications International, Inc. (a)(b)	6,406	53,618
Verizon Communications, Inc.	11,630	433,101
Windstream Corp. (a)	1,897	26,976
		1,473,379
Wireless Telecommunication Services—0.6%
ALLTEL Corp.	1,493	90,296
Sprint Nextel Corp.	11,528	217,764
		308,060
Utilities—3.6%
Electric Utilities—1.9%
Allegheny Energy, Inc. (a)	667	30,622
American Electric Power Co., Inc.	1,582	67,361
Duke Energy Corp.	5,005	166,216
Edison International	1,306	59,397
Entergy Corp.	828	76,441
Exelon Corp.	2,673	165,432
FirstEnergy Corp.	1,282	77,305
FPL Group, Inc. (b)	1,600	87,072
Pinnacle West Capital Corp.	387	19,617
PPL Corp.	1,514	54,262
Progress Energy, Inc. (b)	1,004	49,276
Southern Co. (b)	2,956	108,958
		961,959
Gas Utilities—0.1%
Nicor, Inc. (b)	170	7,956
Peoples Energy Corp. (b)	152	6,775
Questar Corp.	350	29,067
		43,798
Independent Power Producers & Energy Traders—0.4%
AES Corp. (a)	2,651	58,428
Constellation Energy Group, Inc.	712	49,035
Dynegy, Inc., Class A (a)	1,537	11,128
TXU Corp.	1,831	99,259
		217,850
Multi-Utilities—1.2%
Ameren Corp. (b)	814	43,736
CenterPoint Energy, Inc. (b)	1,243	20,609
CMS Energy Corp. (a)(b)	875	14,613
Consolidated Edison, Inc. (b)	1,035	49,752
Dominion Resources, Inc. (b)	1,420	119,053
DTE Energy Co. (b)	704	34,081

See Accompanying Notes to Financial Statements.
9

Investment Portfolio (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

	Shares	Value
KeySpan Corp.	694	$28,579
NiSource, Inc.	1,084	26,124
PG&E Corp. (b)	1,397	66,120
Public Service Enterprise Group, Inc. (b)	1,000	66,380
Sempra Energy (b)	1,034	57,945
TECO Energy, Inc.	825	14,215
Xcel Energy, Inc. (b)	1,632	37,634
		578,841
Total Common Stocks (cost of $35,339,168)		50,711,760
SECURITIES LENDING COLLATERAL—8.9%
State Street Navigator Securities Lending Prime Portfolio (e)	4,554,671	4,554,671
Total Securities Lending Collateral (cost of $4,554,671)		4,554,671
Total Investments—108.7% (cost of $39,893,839)(f)		55,266,431
Other Assets & Liabilities, Net—(8.7)%		(4,444,552)
Net Assets—100.0%		$50,821,879

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan at December 31, 2006. The total market value of securities on loan at December 31, 2006 is $4,430,726.

(c)  Investments in affiliates during the twelve months ended December 31, 2006:

Security name:	Bank of America Corp.
Shares as of 12/31/05:	18,622
Shares purchased:	3,009
Shares sold:	(3,751)
Shares as of 12/31/06:	17,880
Net realized gain:	$19,106
Dividend income earned:	$40,387
Value at end of period:	$954,613

(d)  Security pledged as collateral for open futures contracts.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $41,867,465.

At December 31, 2006, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500 Index Futures	1	$357,100	$357,210	Mar-2007	$(110)

At December 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	22.2%
Information Technology	15.1
Health Care	12.0
Industrials	10.8
Consumer Discretionary	10.6
Energy	9.8
Consumer Staples	9.2
Utilities	3.6
Telecommunication Services	3.5
Materials	3.0
99.8
Securities Lending Collateral	8.9
Other Assets & Liabilities, Net	(8.7)
100.0%

See Accompanying Notes to Financial Statements.
10

Statement of Assets and Liabilities

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Assets
Unaffiliated investments, at cost	$39,357,606
Affiliated investments, at cost	536,233
Total investments, at cost	39,893,839
Unaffiliated investments, at value (including securities on loan of $4,430,726)	$54,311,818
Affiliated investments, at value	954,613
Total investments, at value	55,266,431
Cash	87,444
Receivable for:
Investments sold	13,729
Dividends	70,110
Securities lending income	480
Deferred Trustees' compensation plan	7,469
Total Assets	55,445,663
Liabilities
Collateral on securities loaned	4,554,671
Expense reimbursement due to Investment Advisor	2,367
Payable for:
Futures variation margin	1,350
Investment advisory fee	5,893
Pricing and bookkeeping fees	6,272
Trustees' fees	98
Audit fee	24,550
Custody fee	4,693
Distribution fee—Class B	11,625
Chief compliance officer expenses	1,373
Deferred Trustees' fees	7,469
Other liabilities	3,423
Total Liabilities	4,623,784
Net Assets	$50,821,879
Net Assets Consist of
Paid-in capital	$39,619,091
Undistributed net investment income	588,216
Accumulated net realized loss	(4,757,910)
Net unrealized appreciation (depreciation) on:
Investments	15,372,592
Futures contracts	(110)
Net Assets	$50,821,879
Class A:
Net assets	$109,525
Shares outstanding	8,829
Net asset value per share	$12.40
Class B:
Net assets	$50,712,354
Shares outstanding	4,110,653
Net asset value per share	$12.34

See Accompanying Notes to Financial Statements.
11

Statement of Operations

Columbia S&P 500 Index Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$903,582
Dividends from affiliates	40,387
Interest	24,845
Securities lending	1,522
Total Investment Income	970,336
Expenses
Investment advisory fee	100,359
Distribution fee — Class B	125,196
Transfer agent fee	76
Pricing and bookkeeping fees	84,708
Trustees' fees	12,584
Custody fee	21,641
Audit fee	29,276
Chief compliance officer expenses	4,162
Non-recurring costs (See Note 8)	221
Other expenses	21,828
Total Expenses	400,051
Fees and expenses waived or reimbursed by Investment Advisor	(32,115)
Non-recurring costs assumed by Investment Advisor (See Note 8)	(221)
Custody earnings credit	(133)
Net Expenses	367,582
Net Investment Income	602,754
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	(172,401)
Affiliated investments	19,106
Futures contracts	86,284
Net realized loss	(67,011)
Net change in unrealized appreciation (depreciation) on:
Investments	6,469,316
Futures contracts	3,219
Net change in unrealized appreciation (depreciation)	6,472,535
Net Gain	6,405,524
Net Increase Resulting from Operations	$7,008,278

See Accompanying Notes to Financial Statements.
12

Statement of Changes in Net Assets

Columbia S&P 500 Index Fund, Variable Series

	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment income	$602,754	$633,721
Net realized gain (loss) on investments and futures contracts	(67,011)	(1,034,620)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,472,535	2,596,114
Net Increase Resulting from Operations	7,008,278	2,195,215
Distributions Declared to Shareholders
From net investment income:
Class A	(1,536)	—
Class B	(638,473)	—
Total Distributions Declared to Shareholders	(640,009)	—
Share Transactions
Class A:
Distributions reinvested	1,536	—
Net Increase	1,536	—
Class B:
Subscriptions	870,056	2,439,004
Distributions reinvested	638,473	—
Redemptions	(9,582,273)	(6,845,177)
Net Decrease	(8,073,744)	(4,406,173)
Net Decrease from Share Transactions	(8,072,208)	(4,406,173)
Total Decrease in Net Assets	(1,703,939)	(2,210,958)
Net Assets
Beginning of period	52,525,818	54,736,776
End of period	$50,821,879	$52,525,818
Undistributed net investment income at end of period	$588,216	$625,632
Changes in Shares
Class A:
Issued for distributions reinvested	134	—
Net Increase	134	—
Class B:
Subscriptions	76,808	235,385
Issued for distributions reinvested	56,105	—
Redemptions	(846,931)	(652,279)
Net Decrease	(714,018)	(416,894)

See Accompanying Notes to Financial Statements.
13

Financial Highlights

Columbia S&P 500 Index Fund, Variable Series — Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$10.87	$10.43		$9.59	$7.57	$9.89
Income from Investment Operations:
Net investment income (b)	0.14	0.12		0.13 (c)	0.09	0.08
Net realized and unrealized gain (loss) on investments and futures contracts	1.48	0.32		0.84	2.01	(2.33)
Total from Investment Operations	1.62	0.44		0.97	2.10	(2.25)
Less Distributions Declared to Shareholders:
From net investment income	(0.15)	—		(0.13)	(0.08)	(0.06)
Return of capital	—	—		—	—	(0.01)
Total Distributions Declared to Shareholders	(0.15)	—		(0.13)	(0.08)	(0.07)
Net Asset Value, End of Period	$12.34	$10.87		$10.43	$9.59	$7.57
Total return (d)(e)(f)	15.03%	4.22	%(g)	10.12%	27.68%	(22.75)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.73%	0.69%		0.75%	0.75%	0.75%
Waiver/reimbursement	0.06%	0.01%		0.14%	0.22%	0.14%
Net investment income (h)	1.22%	1.19%		1.29%	1.05%	0.88%
Portfolio turnover rate	5%	7%		6%	3%	17%
Net assets, end of period (000's)	$50,712	$52,431		$54,646	$48,442	$28,762

(a)  On May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500 Index Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

14

Notes to Financial Statements

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia S&P 500 Index Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty S&P 500 Index Fund, Variable Series was renamed Columbia S&P 500 Index Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts—The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

15

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for tax return of capital received were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(161)	$160	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$640,009	$—
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$596,820	$—	$13,398,966

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses due to wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$14,987,613
Unrealized depreciation	(1,588,647)
Net unrealized appreciation	$13,398,966

16

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$19,479
2009	243,840
2010	1,209,651
2011	9,406
2012	61,449
2013	717,217
2014	523,352
$2,784,394

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.20% of the Fund's average daily net assets.

Columbia has voluntarily agreed to reduce the investment advisory fee by the annual rate of 0.064% of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping fee rate was 0.169% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23. The Transfer Agent may also retain, as additional compensation for its services, fees for

17

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,573,802 and $9,884,498, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Securities Lending

The Fund commenced a securities lending program in August 2006 and may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Disclosure of Significant Risks and Contingencies

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the

18

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On

19

Notes to Financial Statements (continued)

Columbia S&P 500 Index Fund, Variable Series / December 31, 2006

November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $221 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia S&P 500 Index Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty S&P 500 Index Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

21

Unaudited Information

Columbia S&P 500 Index Fund, Variable Series

Federal Income Tax Information

100% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2006 qualifies for the corporate dividends received deduction.

22

Fund Governance

Columbia S&P 500 Index Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

23

Fund Governance (continued)

Columbia S&P 500 Index Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

24

Fund Governance (continued)

Columbia S&P 500 Index Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

25

Board Consideration and Approval of Investment Advisory Agreements

Columbia S&P 500 Index Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

26

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia S&P 500 Index Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

27

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia S&P 500 Index Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

28

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia S&P 500 Index Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

29

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia S&P 500 Index Fund, Variable Series

might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The

30

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia S&P 500 Index Fund, Variable Series

fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the

31

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia S&P 500 Index Fund, Variable Series

source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

32

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

33

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Mid Cap Value Fund,
Variable Series

(formerly Liberty Select Value Fund,
Variable Series)

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

Columbia Mid Cap Value Fund, Variable Series seeks long-term growth.

Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci are co-managers of the fund.

In an environment that was favorable for stocks across the board and value stocks in particular, the fund, its benchmark and peer group all generated double digit returns for the year ended December 31, 2006. Stock selection in the financials and consumer staples sectors, particularly among food and agriculture companies, caused the fund's return to fall behind its benchmark, the Russell Midcap Value Index1. However, strong performance from holdings in the technology and energy sectors helped the fund outpace the average return of its peer group, the Morningstar Mid-Cap Value VIT category.2

Utilities, industrials and financials powered returns

A combination of higher electricity prices and investors' hunger for income drove outsized returns from the dividend-paying utilities sector during the period. This phenomenon also helped power the fund's return as holdings in electric companies Entergy, PG&E and PPL turned in top performance (1.9%, 2.5% and 1.8% of net assets, respectively). Strong performance from holdings in the industrials sector also boosted returns, led by United Rentals, Textron (0.7% of net assets) and Manpower. We sold United Rentals early in the year when the stock reached our price target. In addition, we sold Manpower later because we believed it was fully valued.

Stock selection across a range of industry groups further aided the fund's performance, including steel manufacturer Nucor (no longer held) and real estate investment trusts, Boston Properties and ProLogis (1.0% and 1.0% of net assets, respectively). Strong manufacturing activity and infrastructure development trends benefited Nucor's stock, as did the company's recently announced intent to acquire Harris Steel Group. Investors viewed the proposed acquisition favorably as it could enhance Nucor's business model, increase business stability and boost profit margins. During the third quarter we sold the fund's position in Nucor in order to reduce its exposure to metals. A strong non-residential real estate environment helped the return of Boston Properties, which owns office properties in major metropolitan markets and has also benefited from strong market fundamentals in its core markets in large U.S. cities. Positive non-residential real estate fundamentals also helped ProLogis, which owns and operates industrial properties.

Health care detracted from performance

Health care was the lone sector that detracted from the fund's performance. Among the fund's health care holdings, PDL BioPharma was a disappointment. A weak first quarter earnings report from the company, a business that focuses on antibody biotechnology, led to a downward revision of future earnings expectations. The fund's management subsequently sold this holding due to its less-than-promising outlook and what we believed to be an absence of catalysts for future improvement. Relative to the index, the fund also missed out on strong performance in the consumer staples sector by not holding several food and agriculture companies that outperformed during the period.

Looking ahead

While we cannot predict what the future holds for the economy and the markets, we plan to continue to employ a bottom-up stock selection approach which leads us to focus less on global events and more on individual companies. Specifically, we seek companies that trade at valuations that we believe to be attractive with opportunities to expand profit margins going forward. Along these lines, we have pared the fund's holdings in the materials and industrials sectors, and have found investments that we believe to be attractive in health care, technology and financials.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	Life
Class A (05/30/00)	16.91	11.49	10.98
Russell Midcap Value Index[1]	20.22	15.88	15.02

Inception date of share class is in parentheses.

Net asset value ($)	12/31/05	12/31/06
Class A	19.84	19.24

Growth of a $10,000 investment, 05/30/00 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,104.00	1,020.16	5.30	5.09	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—98.9%
Consumer Discretionary—8.1%
Auto Components—1.3%
BorgWarner, Inc.	4,300	$253,786
Johnson Controls, Inc.	3,900	335,088
		588,874
Automobiles—0.5%
Ford Motor Co.	30,500	229,055
Hotels, Restaurants & Leisure—0.8%
Starwood Hotels & Resorts Worldwide, Inc.	5,400	337,500
Household Durables—1.0%
Centex Corp.	4,000	225,080
Lennar Corp., Class A	4,200	220,332
		445,412
Leisure Equipment & Products—0.8%
Hasbro, Inc.	12,200	332,450
Media—1.3%
Dow Jones & Co., Inc.	8,300	315,400
Regal Entertainment Group, Class A	12,400	264,368
		579,768
Multiline Retail—1.3%
Dollar General Corp.	15,200	244,112
Federated Department Stores, Inc.	8,408	320,597
		564,709
Specialty Retail—0.6%
TJX Companies, Inc.	10,000	285,200
Textiles, Apparel & Luxury Goods—0.5%
Polo Ralph Lauren Corp.	2,800	217,448
Consumer Staples—8.8%
Beverages—2.3%
Coca-Cola Enterprises, Inc.	15,100	308,342
Fomento Economico Mexicano SA de CV, ADR	3,700	428,312
Pepsi Bottling Group, Inc.	9,400	290,554
		1,027,208
Food & Staples Retailing—1.3%
Kroger Co.	24,900	574,443
Food Products—2.5%
Dean Foods Co. (a)	13,100	553,868
Smithfield Foods, Inc. (a)	8,400	215,544
Tyson Foods, Inc., Class A	19,800	325,710
		1,095,122
Household Products—1.3%
Clorox Co.	9,300	596,595

	Shares	Value
Personal Products—1.4%
Avon Products, Inc.	7,200	$237,888
Estee Lauder Companies, Inc., Class A	9,000	367,380
		605,268
Energy—7.7%
Energy Equipment & Services—2.6%
ENSCO International, Inc.	4,800	240,288
National-Oilwell Varco, Inc. (a)	3,475	212,601
Rowan Companies, Inc.	3,100	102,920
Technip SA, ADR	4,200	288,162
Tidewater, Inc.	6,900	333,684
		1,177,655
Oil, Gas & Consumable Fuels—5.1%
Hess Corp.	12,800	634,496
Newfield Exploration Co. (a)	6,700	307,865
Peabody Energy Corp.	7,500	303,075
Tesoro Corp.	3,700	243,349
Williams Companies, Inc.	17,300	451,876
XTO Energy, Inc.	6,688	314,670
		2,255,331
Financials—26.1%
Capital Markets—0.9%
Nuveen Investments, Inc., Class A	7,500	389,100
Commercial Banks—10.4%
Bank of Hawaii Corp.	8,400	453,180
City National Corp.	6,600	469,920
Comerica, Inc.	9,400	551,592
Cullen/Frost Bankers, Inc.	8,800	491,216
KeyCorp	12,100	460,163
Marshall & Ilsley Corp.	12,900	620,619
SVB Financial Group (a)	7,100	331,002
TCF Financial Corp.	11,900	326,298
UnionBanCal Corp.	3,800	232,750
Whitney Holding Corp.	7,900	257,698
Zions Bancorporation	5,000	412,200
		4,606,638
Diversified Financial Services—0.8%
CIT Group, Inc.	6,100	340,197
Insurance—6.1%
ACE Ltd.	4,400	266,508
Ambac Financial Group, Inc.	7,850	699,199
Axis Capital Holdings Ltd.	6,300	210,231
Genworth Financial, Inc., Class A	13,300	454,993
Loews Corp.	10,200	422,994
Old Republic International Corp.	16,000	372,480
Platinum Underwriters Holdings Ltd.	9,900	306,306
		2,732,711

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Real Estate Investment Trusts (REITs)—6.1%
Archstone-Smith Trust	3,800	$221,198
Boston Properties, Inc.	3,800	425,144
Equity Office Properties Trust	9,200	443,164
Equity Residential Property Trust	7,000	355,250
General Growth Properties, Inc.	11,800	616,314
iStar Financial, Inc.	4,819	230,445
ProLogis Trust	7,200	437,544
		2,729,059
Thrifts & Mortgage Finance—1.8%
PMI Group, Inc.	9,600	452,832
Sovereign Bancorp, Inc.	13,155	334,005
		786,837
Health Care—6.6%
Health Care Equipment & Supplies—1.6%
Beckman Coulter, Inc.	5,400	322,920
Hospira, Inc. (a)	11,700	392,886
		715,806
Health Care Providers & Services—2.2%
CIGNA Corp.	3,300	434,181
Community Health Systems, Inc. (a)	8,600	314,072
Universal Health Services, Inc., Class B	3,700	205,091
		953,344
Life Sciences Tools & Services—2.3%
Millipore Corp. (a)	4,700	313,020
Thermo Fisher Scientific, Inc. (a)	7,400	335,146
Varian, Inc. (a)	8,000	358,320
		1,006,486
Pharmaceuticals—0.5%
Mylan Laboratories, Inc.	12,000	239,520
Industrials—11.2%
Aerospace & Defense—1.2%
KBR, Inc. (a)	1,858	48,605
L-3 Communications Holdings, Inc.	5,400	441,612
Spirit Aerosystems Holdings, Inc., Class A (a)	1,296	43,377
		533,594
Commercial Services & Supplies—1.2%
Equifax, Inc.	8,700	353,220
SAIC, Inc. (a)	10,176	181,031
		534,251
Construction & Engineering—1.0%
Fluor Corp.	2,200	179,630
Jacobs Engineering Group, Inc. (a)	3,375	275,198
		454,828
Electrical Equipment—1.0%
Cooper Industries Ltd., Class A	4,700	425,021

	Shares	Value
Industrial Conglomerates—1.3%
McDermott International, Inc. (a)	5,250	$267,015
Textron, Inc.	3,500	328,195
		595,210
Machinery—3.5%
Barnes Group, Inc.	17,718	385,366
Dover Corp.	5,800	284,316
Harsco Corp.	2,700	205,470
Kennametal, Inc.	5,600	329,560
Parker Hannifin Corp.	4,300	330,584
		1,535,296
Marine—0.7%
Alexander & Baldwin, Inc.	7,500	332,550
Road & Rail—1.3%
Canadian Pacific Railway Ltd.	6,000	316,560
Norfolk Southern Corp.	5,100	256,479
		573,039
Information Technology—7.7%
Communications Equipment—0.5%
CommScope, Inc. (a)	7,100	216,408
Computers & Peripherals—0.5%
Diebold, Inc.	2,400	111,840
NCR Corp. (a)	2,600	111,176
		223,016
Electronic Equipment & Instruments—3.2%
Agilent Technologies, Inc. (a)	14,400	501,840
Arrow Electronics, Inc. (a)	13,200	416,460
Mettler-Toledo International, Inc. (a)	3,600	283,860
Tektronix, Inc.	7,920	231,027
		1,433,187
Semiconductors & Semiconductor Equipment—1.8%
Fairchild Semiconductor International, Inc. (a)	13,700	230,297
KLA-Tencor Corp.	5,200	258,700
Lam Research Corp. (a)	2,800	141,736
NVIDIA Corp. (a)	3,400	125,834
Verigy Ltd. (a)	1,763	31,293
		787,860
Software—1.7%
Activision, Inc. (a)	11,300	194,812
Cadence Design Systems, Inc. (a)	10,300	184,473
Electronic Arts, Inc. (a)	3,700	186,332
Synopsys, Inc. (a)	7,000	187,110
		752,727

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Materials—7.5%
Chemicals—3.1%
Air Products & Chemicals, Inc.	7,500	$527,100
Cytec Industries, Inc.	4,000	226,040
PPG Industries, Inc.	4,100	263,261
Rohm and Haas Co.	6,700	342,504
		1,358,905
Construction Materials—1.2%
Martin Marietta Materials, Inc.	2,900	301,339
Vulcan Materials Co.	2,525	226,922
		528,261
Containers & Packaging—1.6%
Crown Holdings, Inc. (a)	17,300	361,916
Packaging Corp. of America	14,900	329,290
		691,206
Metals & Mining—0.8%
Allegheny Technologies, Inc.	1,600	145,088
Freeport-McMoRan Copper & Gold, Inc., Class B	4,100	228,493
		373,581
Paper & Forest Products—0.8%
Weyerhaeuser Co.	5,100	360,315
Utilities—15.2%
Electric Utilities—8.4%
American Electric Power Co., Inc.	13,800	587,604
Edison International	18,200	827,736
Entergy Corp.	9,100	840,112
FPL Group, Inc.	9,000	489,780
Hawaiian Electric Industries, Inc.	8,000	217,200
PPL Corp.	22,000	788,480
		3,750,912
Gas Utilities—0.7%
AGL Resources, Inc.	7,600	295,716
Independent Power Producers & Energy Traders—0.7%
AES Corp. (a)	14,400	317,376
Multi-Utilities—5.4%
PG&E Corp.	23,000	1,088,590
Public Service Enterprise Group, Inc.	3,600	238,968
Sempra Energy	8,500	476,340
Wisconsin Energy Corp.	12,700	602,742
		2,406,640
Total Common Stocks (cost of $34,980,443)		43,891,635
	Par
CONVERTIBLE BOND—0.2%
Consumer Discretionary—0.2%
Automobiles—0.2%
Ford Motor Co. 4.250% 12/15/36	$106,000	113,288
Total Convertible Bond (cost of $111,629)		113,288

	Par	Value
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp. 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 02/15/25, market value of $411,750 (repurchase proceeds $398,211)	$398,000	$398,000
Total Short-Term Obligation (cost of $398,000)		398,000
Total Investments—100.0% (cost of $35,485,677)(b)		44,402,923
Other Assets & Liabilities, Net—(0.0)%		(16,076)
Net Assets—100.0%		$44,386,847

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $35,485,677.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.1%
Utilities	15.2
Industrials	11.2
Consumer Staples	8.8
Consumer Discretionary	8.3
Information Technology	7.7
Energy	7.7
Materials	7.5
Health Care	6.6
99.1
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	0.0 *
100.0%

* Rounds to less than 0.1%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets & Liabilities

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$35,485,677
Investments, at value	$44,402,923
Cash	215
Receivable for:
Interest	358
Dividends	81,369
Expense reimbursement due from Investment Advisor	17,689
Deferred Trustees' compensation plan	7,064
Total Assets	44,509,618
Liabilities
Payable for:
Investments purchased	42,822
Investment advisory fee	26,020
Transfer agent fee	78
Pricing and bookkeeping fees	5,763
Trustees' fees	130
Audit fee	23,350
Custody fee	1,127
Distribution fee-Class B	9,166
Chief compliance officer expenses	1,352
Deferred Trustees' fees	7,064
Other liabilities	5,899
Total Liabilities	122,771
Net Assets	$44,386,847
Net Assets Consist of
Paid-in capital	$29,100,264
Undistributed net investment income	278,417
Accumulated net realized gain	6,090,924
Net unrealized appreciation (depreciation) on:
Investments	8,917,246
Foreign currency translations	(4)
Net Assets	$44,386,847
Class A:
Net assets	$2,233,641
Shares outstanding	116,112
Net asset value per share	$19.24
Class B:
Net assets	$42,153,206
Shares outstanding	2,197,110
Net asset value per share	$19.19

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Mid Cap Value Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$744,257
Interest	30,787
Total Investment Income (net of foreign taxes withheld of $1,726)	775,044
Expenses:
Investment advisory fee	308,606
Distribution fee—Class B	105,013
Transfer agent fee	124
Pricing and bookkeeping fees	64,694
Trustees' fees	12,451
Custody fee	9,142
Chief compliance officer expenses	4,115
Non-recurring costs (See Note 7)	194
Other expenses	60,743
Total Expenses	565,082
Fees reimbursed by Distributor—Class B	(80,965)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(194)
Custody earnings credit	(121)
Net Expenses	483,802
Net Investment Income	291,242
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on:
Investments	6,114,033
Foreign currency transactions	15
Net realized gain	6,114,048
Net change in unrealized appreciation (depreciation) on:
Investments	441,187
Foreign currency translations	(4)
Net change in unrealized appreciation (depreciation)	441,183
Net Gain	6,555,231
Net Increase Resulting from Operations	$6,846,473

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Mid Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$291,242	$231,554
Net realized gain on investments and foreign currency transactions	6,114,048	7,089,926
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	441,183	(2,448,970)
Net Increase Resulting from Operations	6,846,473	4,872,510
Distributions Declared to Shareholders
From net investment income:
Class A	(13,428)	—
Class B	(209,497)	—
From net realized gains:
Class A	(338,872)	—
Class B	(6,715,656)	—
Total Distributions Declared to Shareholders	(7,277,453)	—
Share Transactions
Class A:
Subscriptions	227,673	377,451
Distributions reinvested	352,300	—
Redemptions	(239,029)	(285,408)
Net Increase	340,944	92,043
Class B:
Subscriptions	1,183,612	1,962,815
Distributions reinvested	6,925,153	—
Redemptions	(6,963,378)	(6,332,684)
Net Increase (Decrease)	1,145,387	(4,369,869)
Net Increase (Decrease) from Share Transactions	1,486,331	(4,277,826)
Total Increase in Net Assets	1,055,351	594,684
Net Assets
Beginning of period	43,331,496	42,736,812
End of period	$44,386,847	$43,331,496
Undistributed net investment income at end of period	$278,417	$210,084
Changes in Shares
Class A:
Subscriptions	11,217	20,615
Issued for distributions reinvested	19,972	—
Redemptions	(11,642)	(15,323)
Net Increase	19,547	5,292
Class B:
Subscriptions	57,668	107,646
Issued for distributions reinvested	393,698	—
Redemptions	(348,712)	(344,887)
Net Increase (Decrease)	102,654	(237,241)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006(a)	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$19.84	$17.66		$15.42	$12.12	$13.66
Income from Investment Operations
Net investment income (b)	0.15	0.14		0.08	0.05	0.03
Net realized and unrealized gain (loss) on investments	2.88	2.04		2.32	3.30	(1.54)
Total from Investment Operations	3.03	2.18		2.40	3.35	(1.51)
Less Distributions Declared to Shareholders
From net investment income	(0.14)	—		(0.08)	(0.05)	(0.03)
From net realized gains	(3.49)	—		(0.08)	—	—
Total Distributions Declared to Shareholders	(3.63)	—		(0.16)	(0.05)	(0.03)
Net Asset Value, End of Period	$19.24	$19.84		$17.66	$15.42	$12.12
Total return (c)(d)	16.91%	12.34	%(e)	15.59%	27.61%	(11.07)%
Ratios to Average Net Assets/Supplemental Data
Expenses (f)	1.04%	0.94%		0.86%	0.95%	0.93%
Waiver/reimbursement	—	—	%(g)	—	—	—
Net investment income (f)	0.73%	0.70%		0.47%	0.35%	0.26%
Portfolio turnover rate	61%	64%		17%	12%	21%
Net assets, end of period (000's)	$2,234	$1,915		$1,612	$1,418	$632

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Mid Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a

11

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$16	$(16)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$1,238,921	$—
Long-Term Capital Gains	6,038,532	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,615,027	$4,763,137	$8,917,246

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to differences due to deferred Trustee fees.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$9,209,469
Unrealized depreciation	(292,223)
Net unrealized appreciation	$8,917,246

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

12

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.147% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in

13

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees - All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $26,357,978 and $31,181,668, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce

14

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on the Fund.

For the year ended December 31, 2006, Columbia has assumed $194 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class A Shareholders of Columbia Mid Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Select Value Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

16

Unaudited Information

Columbia Mid Cap Value Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $4,768,972.

17

Fund Governance

Columbia Mid Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

18

Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

19

Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

20

Board Consideration and Approval of Investment Advisory Agreements

Columbia Mid Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Mid Cap Value Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Mid Cap Value Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

23

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Mid Cap Value Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

24

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Mid Cap Value Fund, Variable Series

aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Mid Cap Value Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Mid Cap Value Fund, Variable Series

explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

27

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

28

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies..

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Mid Cap Value Fund,
Variable Series

(formerly Liberty Select Value Fund, Variable Series)

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

Columbia Mid Cap Value Fund, Variable Series seeks long-term growth.

Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci are co-managers of the fund.

In an environment that was favorable for stocks across the board and value stocks in particular, the fund, its benchmark and peer group all generated double digit returns for the year ended December 31, 2006. Stock selection in the financials and consumer staples sectors, particularly among food and agriculture companies, caused the fund's return to fall behind its benchmark, the Russell Midcap Value Index1. However, strong performance from holdings in the technology and energy sectors helped the fund outpace the average return of its peer group, the Morningstar Mid-Cap Value VIT category.2

Utilities, industrials and financials powered returns

A combination of higher electricity prices and investors' hunger for income drove outsized returns from the dividend-paying utilities sector during the period. This phenomenon also helped power the fund's return as holdings in electric companies Entergy, PG&E and PPL turned in top performance (1.9%, 2.5% and 1.8% of net assets, respectively). Strong performance from holdings in the industrials sector also boosted returns, led by United Rentals, Textron (0.7% of net assets) and Manpower. We sold United Rentals early in the year when the stock reached our price target. In addition, we sold Manpower later because we believed it was fully valued.

Stock selection across a range of industry groups further aided the fund's performance, including steel manufacturer Nucor (no longer held) and real estate investment trusts, Boston Properties and ProLogis (1.0% and 1.0% of net assets, respectively). Strong manufacturing activity and infrastructure development trends benefited Nucor's stock, as did the company's recently announced intent to acquire Harris Steel Group. Investors viewed the proposed acquisition favorably as it could enhance Nucor's business model, increase business stability and boost profit margins. During the third quarter we sold the fund's position in Nucor in order to reduce its exposure to metals. A strong non-residential real estate environment helped the return of Boston Properties, which owns office properties in major metropolitan markets and has also benefited from strong market fundamentals in its core markets in large U.S. cities. Positive non-residential real estate fundamentals also helped ProLogis, which owns and operates industrial properties.

Health care detracted from performance

Health care was the lone sector that detracted from the fund's performance. Among the fund's health care holdings, PDL BioPharma was a disappointment. A weak first quarter earnings report from the company, a business that focuses on antibody biotechnology, led to a downward revision of future earnings expectations. The fund's management subsequently sold this holding due to its less-than-promising outlook and what we believed to be an absence of catalysts for future improvement. Relative to the index, the fund also missed out on strong performance in the consumer staples sector by not holding several food and agriculture companies that outperformed during the period.

Looking ahead

While we cannot predict what the future holds for the economy and the markets, we plan to continue to employ a bottom-up stock selection approach which leads us to focus less on global events and more on individual companies. Specifically, we seek companies that trade at valuations that we believe to be attractive with opportunities to expand profit margins going forward. Along these lines, we have pared the fund's holdings in the materials and industrials sectors, and have found investments that we believe to be attractive in health care, technology and financials.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	Life
Class B (05/30/00)	16.91	11.32	10.84
Russell Midcap Value Index[1]	20.22	15.88	15.02

Inception date of share class is in parentheses.

Net asset value ($)	12/31/05	12/31/06
Class B	19.77	19.19

Growth of a $10,000 investment, 05/30/00 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

1  Index performance for the life of the fund is from May 30, 2000.

2

Understanding Your Expenses

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,103,80	1,019.66	5.83	5.60	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS—98.9%
Consumer Discretionary—8.1%
Auto Components—1.3%
BorgWarner, Inc.	4,300	$253,786
Johnson Controls, Inc.	3,900	335,088
		588,874
Automobiles—0.5%
Ford Motor Co.	30,500	229,055
Hotels, Restaurants & Leisure—0.8%
Starwood Hotels & Resorts Worldwide, Inc.	5,400	337,500
Household Durables—1.0%
Centex Corp.	4,000	225,080
Lennar Corp., Class A	4,200	220,332
		445,412
Leisure Equipment & Products—0.8%
Hasbro, Inc.	12,200	332,450
Media—1.3%
Dow Jones & Co., Inc.	8,300	315,400
Regal Entertainment Group, Class A	12,400	264,368
		579,768
Multiline Retail—1.3%
Dollar General Corp.	15,200	244,112
Federated Department Stores, Inc.	8,408	320,597
		564,709
Specialty Retail—0.6%
TJX Companies, Inc.	10,000	285,200
Textiles, Apparel & Luxury Goods—0.5%
Polo Ralph Lauren Corp.	2,800	217,448
Consumer Staples—8.8%
Beverages—2.3%
Coca-Cola Enterprises, Inc.	15,100	308,342
Fomento Economico Mexicano SA de CV, ADR	3,700	428,312
Pepsi Bottling Group, Inc.	9,400	290,554
		1,027,208
Food & Staples Retailing—1.3%
Kroger Co.	24,900	574,443
Food Products—2.5%
Dean Foods Co. (a)	13,100	553,868
Smithfield Foods, Inc. (a)	8,400	215,544
Tyson Foods, Inc., Class A	19,800	325,710
		1,095,122
Household Products—1.3%
Clorox Co.	9,300	596,595

	Shares	Value
Personal Products—1.4%
Avon Products, Inc.	7,200	$237,888
Estee Lauder Companies, Inc., Class A	9,000	367,380
		605,268
Energy—7.7%
Energy Equipment & Services—2.6%
ENSCO International, Inc.	4,800	240,288
National-Oilwell Varco, Inc. (a)	3,475	212,601
Rowan Companies, Inc.	3,100	102,920
Technip SA, ADR	4,200	288,162
Tidewater, Inc.	6,900	333,684
		1,177,655
Oil, Gas & Consumable Fuels—5.1%
Hess Corp.	12,800	634,496
Newfield Exploration Co. (a)	6,700	307,865
Peabody Energy Corp.	7,500	303,075
Tesoro Corp.	3,700	243,349
Williams Companies, Inc.	17,300	451,876
XTO Energy, Inc.	6,688	314,670
		2,255,331
Financials—26.1%
Capital Markets—0.9%
Nuveen Investments, Inc., Class A	7,500	389,100
Commercial Banks—10.4%
Bank of Hawaii Corp.	8,400	453,180
City National Corp.	6,600	469,920
Comerica, Inc.	9,400	551,592
Cullen/Frost Bankers, Inc.	8,800	491,216
KeyCorp	12,100	460,163
Marshall & Ilsley Corp.	12,900	620,619
SVB Financial Group (a)	7,100	331,002
TCF Financial Corp.	11,900	326,298
UnionBanCal Corp.	3,800	232,750
Whitney Holding Corp.	7,900	257,698
Zions Bancorporation	5,000	412,200
		4,606,638
Diversified Financial Services—0.8%
CIT Group, Inc.	6,100	340,197
Insurance—6.1%
ACE Ltd.	4,400	266,508
Ambac Financial Group, Inc.	7,850	699,199
Axis Capital Holdings Ltd.	6,300	210,231
Genworth Financial, Inc., Class A	13,300	454,993
Loews Corp.	10,200	422,994
Old Republic International Corp.	16,000	372,480
Platinum Underwriters Holdings Ltd.	9,900	306,306
		2,732,711

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Real Estate Investment Trusts (REITs)—6.1%
Archstone-Smith Trust	3,800	$221,198
Boston Properties, Inc.	3,800	425,144
Equity Office Properties Trust	9,200	443,164
Equity Residential Property Trust	7,000	355,250
General Growth Properties, Inc.	11,800	616,314
iStar Financial, Inc.	4,819	230,445
ProLogis Trust	7,200	437,544
		2,729,059
Thrifts & Mortgage Finance—1.8%
PMI Group, Inc.	9,600	452,832
Sovereign Bancorp, Inc.	13,155	334,005
		786,837
Health Care—6.6%
Health Care Equipment & Supplies—1.6%
Beckman Coulter, Inc.	5,400	322,920
Hospira, Inc. (a)	11,700	392,886
		715,806
Health Care Providers & Services—2.2%
CIGNA Corp.	3,300	434,181
Community Health Systems, Inc. (a)	8,600	314,072
Universal Health Services, Inc., Class B	3,700	205,091
		953,344
Life Sciences Tools & Services—2.3%
Millipore Corp. (a)	4,700	313,020
Thermo Fisher Scientific, Inc. (a)	7,400	335,146
Varian, Inc. (a)	8,000	358,320
		1,006,486
Pharmaceuticals—0.5%
Mylan Laboratories, Inc.	12,000	239,520
Industrials—11.2%
Aerospace & Defense—1.2%
KBR, Inc. (a)	1,858	48,605
L-3 Communications Holdings, Inc.	5,400	441,612
Spirit Aerosystems Holdings, Inc., Class A (a)	1,296	43,377
		533,594
Commercial Services & Supplies—1.2%
Equifax, Inc.	8,700	353,220
SAIC, Inc. (a)	10,176	181,031
		534,251
Construction & Engineering—1.0%
Fluor Corp.	2,200	179,630
Jacobs Engineering Group, Inc. (a)	3,375	275,198
		454,828
Electrical Equipment—1.0%
Cooper Industries Ltd., Class A	4,700	425,021

	Shares	Value
Industrial Conglomerates—1.3%
McDermott International, Inc. (a)	5,250	$267,015
Textron, Inc.	3,500	328,195
		595,210
Machinery—3.5%
Barnes Group, Inc.	17,718	385,366
Dover Corp.	5,800	284,316
Harsco Corp.	2,700	205,470
Kennametal, Inc.	5,600	329,560
Parker Hannifin Corp.	4,300	330,584
		1,535,296
Marine—0.7%
Alexander & Baldwin, Inc.	7,500	332,550
Road & Rail—1.3%
Canadian Pacific Railway Ltd.	6,000	316,560
Norfolk Southern Corp.	5,100	256,479
		573,039
Information Technology—7.7%
Communications Equipment—0.5%
CommScope, Inc. (a)	7,100	216,408
Computers & Peripherals—0.5%
Diebold, Inc.	2,400	111,840
NCR Corp. (a)	2,600	111,176
		223,016
Electronic Equipment & Instruments—3.2%
Agilent Technologies, Inc. (a)	14,400	501,840
Arrow Electronics, Inc. (a)	13,200	416,460
Mettler-Toledo International, Inc. (a)	3,600	283,860
Tektronix, Inc.	7,920	231,027
		1,433,187
Semiconductors & Semiconductor Equipment—1.8%
Fairchild Semiconductor International, Inc. (a)	13,700	230,297
KLA-Tencor Corp.	5,200	258,700
Lam Research Corp. (a)	2,800	141,736
NVIDIA Corp. (a)	3,400	125,834
Verigy Ltd. (a)	1,763	31,293
		787,860
Software—1.7%
Activision, Inc. (a)	11,300	194,812
Cadence Design Systems, Inc. (a)	10,300	184,473
Electronic Arts, Inc. (a)	3,700	186,332
Synopsys, Inc. (a)	7,000	187,110
		752,727

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

	Shares	Value
Materials—7.5%
Chemicals—3.1%
Air Products & Chemicals, Inc.	7,500	$527,100
Cytec Industries, Inc.	4,000	226,040
PPG Industries, Inc.	4,100	263,261
Rohm and Haas Co.	6,700	342,504
		1,358,905
Construction Materials—1.2%
Martin Marietta Materials, Inc.	2,900	301,339
Vulcan Materials Co.	2,525	226,922
		528,261
Containers & Packaging—1.6%
Crown Holdings, Inc. (a)	17,300	361,916
Packaging Corp. of America	14,900	329,290
		691,206
Metals & Mining—0.8%
Allegheny Technologies, Inc.	1,600	145,088
Freeport-McMoRan Copper & Gold, Inc., Class B	4,100	228,493
		373,581
Paper & Forest Products—0.8%
Weyerhaeuser Co.	5,100	360,315
Utilities—15.2%
Electric Utilities—8.4%
American Electric Power Co., Inc.	13,800	587,604
Edison International	18,200	827,736
Entergy Corp.	9,100	840,112
FPL Group, Inc.	9,000	489,780
Hawaiian Electric Industries, Inc.	8,000	217,200
PPL Corp.	22,000	788,480
		3,750,912
Gas Utilities—0.7%
AGL Resources, Inc.	7,600	295,716
Independent Power Producers & Energy Traders—0.7%
AES Corp. (a)	14,400	317,376
Multi-Utilities—5.4%
PG&E Corp.	23,000	1,088,590
Public Service Enterprise Group, Inc.	3,600	238,968
Sempra Energy	8,500	476,340
Wisconsin Energy Corp.	12,700	602,742
		2,406,640
Total Common Stocks (cost of $34,980,443)		43,891,635
	Par
CONVERTIBLE BOND—0.2%
Consumer Discretionary—0.2%
Automobiles—0.2%
Ford Motor Co. 4.250% 12/15/36	$106,000	113,288
Total Convertible Bond (cost of $111,629)		113,288

	Par	Value
SHORT-TERM OBLIGATION—0.9%
Repurchase agreement with Fixed Income Clearing Corp. 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 02/15/25, market value of $411,750 (repurchase proceeds $398,211)	$398,000	$398,000
Total Short-Term Obligation (cost of $398,000)		398,000
Total Investments—100.0% (cost of $35,485,677)(b)		44,402,923
Other Assets & Liabilities, Net—(0.0)%		(16,076)
Net Assets—100.0%		$44,386,847

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $35,485,677.

At December 31, 2006, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.1%
Utilities	15.2
Industrials	11.2
Consumer Staples	8.8
Consumer Discretionary	8.3
Information Technology	7.7
Energy	7.7
Materials	7.5
Health Care	6.6
99.1
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	0.0 *
100.0%

* Rounds to less than 0.1%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets & Liabilities

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$35,485,677
Investments, at value	$44,402,923
Cash	215
Receivable for:
Interest	358
Dividends	81,369
Expense reimbursement due from Investment Advisor	17,689
Deferred Trustees' compensation plan	7,064
Total Assets	44,509,618
Liabilities
Payable for:
Investments purchased	42,822
Investment advisory fee	26,020
Transfer agent fee	78
Pricing and bookkeeping fees	5,763
Trustees' fees	130
Audit fee	23,350
Custody fee	1,127
Distribution fee-Class B	9,166
Chief compliance officer expenses	1,352
Deferred Trustees' fees	7,064
Other liabilities	5,899
Total Liabilities	122,771
Net Assets	$44,386,847
Net Assets Consist of
Paid-in capital	$29,100,264
Undistributed net investment income	278,417
Accumulated net realized gain	6,090,924
Net unrealized appreciation (depreciation) on:
Investments	8,917,246
Foreign currency translations	(4)
Net Assets	$44,386,847
Class A:
Net assets	$2,233,641
Shares outstanding	116,112
Net asset value per share	$19.24
Class B:
Net assets	$42,153,206
Shares outstanding	2,197,110
Net asset value per share	$19.19

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Mid Cap Value Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$744,257
Interest	30,787
Total Investment Income (net of foreign taxes withheld of $1,726)	775,044
Expenses:
Investment advisory fee	308,606
Distribution fee—Class B	105,013
Transfer agent fee	124
Pricing and bookkeeping fees	64,694
Trustees' fees	12,451
Custody fee	9,142
Chief compliance officer expenses	4,115
Non-recurring costs (See Note 7)	194
Other expenses	60,743
Total Expenses	565,082
Fees reimbursed by Distributor—Class B	(80,965)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(194)
Custody earnings credit	(121)
Net Expenses	483,802
Net Investment Income	291,242
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on:
Investments	6,114,033
Foreign currency transactions	15
Net realized gain	6,114,048
Net change in unrealized appreciation (depreciation) on:
Investments	441,187
Foreign currency translations	(4)
Net change in unrealized appreciation (depreciation)	441,183
Net Gain	6,555,231
Net Increase Resulting from Operations	$6,846,473

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Mid Cap Value Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$291,242	$231,554
Net realized gain on investments and foreign currency transactions	6,114,048	7,089,926
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	441,183	(2,448,970)
Net Increase Resulting from Operations	6,846,473	4,872,510
Distributions Declared to Shareholders
From net investment income:
Class A	(13,428)	—
Class B	(209,497)	—
From net realized gains:
Class A	(338,872)	—
Class B	(6,715,656)	—
Total Distributions Declared to Shareholders	(7,277,453)	—
Share Transactions
Class A:
Subscriptions	227,673	377,451
Distributions reinvested	352,300	—
Redemptions	(239,029)	(285,408)
Net Increase	340,944	92,043
Class B:
Subscriptions	1,183,612	1,962,815
Distributions reinvested	6,925,153	—
Redemptions	(6,963,378)	(6,332,684)
Net Increase (Decrease)	1,145,387	(4,369,869)
Net Increase (Decrease) from Share Transactions	1,486,331	(4,277,826)
Total Increase in Net Assets	1,055,351	594,684
Net Assets
Beginning of period	43,331,496	42,736,812
End of period	$44,386,847	$43,331,496
Undistributed net investment income at end of period	$278,417	$210,084
Changes in Shares
Class A:
Subscriptions	11,217	20,615
Issued for distributions reinvested	19,972	—
Redemptions	(11,642)	(15,323)
Net Increase	19,547	5,292
Class B:
Subscriptions	57,668	107,646
Issued for distributions reinvested	393,698	—
Redemptions	(348,712)	(344,887)
Net Increase (Decrease)	102,654	(237,241)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Mid Cap Value Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.77	$17.64	$15.41	$12.11	$13.65
Income from Investment Operations:
Net investment income (b)	0.13	0.10	0.04	0.03	0.01
Net realized and unrealized gain (loss) on investments	2.89	2.03	2.32	3.29	(1.54)
Total from Investment Operations	3.02	2.13	2.36	3.32	(1.53)
Less Distributions Declared to Shareholders:
From net investment income	(0.11)	—	(0.05)	(0.02)	(0.01)
From net realized gains	(3.49)	—	(0.08)	—	—
Total Distributions Declared to Shareholders	(3.60)	—	(0.13)	(0.02)	(0.01)
Net Asset Value, End of Period	$19.19	$19.77	$17.64	$15.41	$12.11
Total return (c)(d)(e)	16.91%	12.07%	15.32%	27.44%	(11.21)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (f)	1.10%	1.10%	1.10%	1.10%	1.10%
Waiver/reimbursement	0.19%	0.09%	0.01%	0.10%	0.08%
Net investment income (f)	0.67%	0.55%	0.23%	0.20%	0.09%
Portfolio turnover rate	61%	64%	17%	12%	21%
Net assets, end of period (000's)	$42,153	$41,416	$41,125	$36,782	$24,615

(a)  On May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(f)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

10

Notes to Financial Statements

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Mid Cap Value Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust"), is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Select Value Fund, Variable Series was renamed Columbia Mid Cap Value Fund, Variable Series and the Fund was re-domiciled from Liberty Variable Investment Trust into a new series of Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a

11

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$16	$(16)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

	December 31, 2006	December 31, 2005
Distributions paid from:
Ordinary Income*	$1,238,921	$—
Long-Term Capital Gains	6,038,532	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$1,615,027	$4,763,137	$8,917,246

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to differences due to deferred Trustee fees.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$9,209,469
Unrealized depreciation	(292,223)
Net unrealized appreciation	$8,917,246

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
Over $1 billion	0.60%

12

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.70% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the Fund's effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.147% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. For Class B shares, the Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in

13

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees - All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $26,357,978 and $31,181,668, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street Bank. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

Foreign Securities—There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce

14

Notes to Financial Statements (continued)

Columbia Mid Cap Value Fund, Variable Series / December 31, 2006

management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on the Fund.

For the year ended December 31, 2006, Columbia has assumed $194 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and
the Class B Shareholders of Columbia Mid Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Select Value Fund, Variable Series, a series of Liberty Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

16

Unaudited Information

Columbia Mid Cap Value Fund, Variable Series

Federal Income Tax Information

For the fiscal year ended December 31, 2006, the Fund designates long-term capital gains of $4,768,972.

17

Fund Governance

Columbia Mid Cap Value Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

18

Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(3) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

19

Fund Governance (continued)

Columbia Mid Cap Value Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

20

Board Consideration and Approval of Investment Advisory Agreements

Columbia Mid Cap Value Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Mid Cap Value Fund, Variable Series

certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds,

22

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Mid Cap Value Fund, Variable Series

and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

23

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Mid Cap Value Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.
October 11, 2006

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

24

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Mid Cap Value Fund, Variable Series

aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

  Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

  Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.  Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.  Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

  Status: Trustees monitor performance on an ongoing basis.

III. Findings

A. General

1.  Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Mid Cap Value Fund, Variable Series

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.  The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.  The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.  The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.  The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.  The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.  The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

IV. Recommendations

A. Performance

1.  Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents

26

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Mid Cap Value Fund, Variable Series

explaining risk adjustments and describing their advantages and disadvantages.

2.  Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

27

Appendix

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

28

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Small Company Growth Fund, Variable Series

(formerly Liberty Small Company Growth Fund,
Variable Series)

Columbia Funds Variable Insurance Trust

Class A

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Columbia Small Company Growth Fund, Variable Series seeks long-term growth.

Daniel H. Cole, Daniele M. Donahoe, Jon Michael Morgan and Clifford D. Siverd are co-managers of the fund.

For the twelve months ended December 31, 2006, the fund's performance fell short of the return posted by the Russell 2000 Growth Index1 but it was higher than the average return of its peer group, the Morningstar Small Growth VIT Category2. The fund's competitive results were a function of asset allocation as well as stock selection.

For example, our commitment to the information technology sector aided performance and was highlighted by our ownership of Itron, an automated meter-reading company serving the water, gas and electric utility markets. A healthy spending environment for utilities provided a tailwind for Itron, which increased its market penetration and backlog. We sold the stock once it attained our price objectives.

Energy was also a profitable sector for the fund. During the first half of the year, refiners benefited from strong gasoline demand and limited production capacity, factors that combined to produce higher prices. Both Superior Energy Services (0.5% of net assets) and Frontier Oil aided performance. Superior Energy provides services to drillers in the Gulf of Mexico and has grown its rental-tool business to include many international markets as well. We held onto Superior Energy but sold Frontier Oil once our price target was realized.

Industrial stocks were a third area of strength for the fund. While the sector was up across the board, General Cable (0.6% of net assets), a specialty wire and cable company focused on end markets such as energy and communications, was particularly strong. General Cable benefited from the strength of its end markets as well as from geographic expansion and strong copper pricing.

The fund's performance relative to its benchmark index was hurt by its selections within the financial sector, where we underweighted such standout performers as commercial banks and real estate investment trusts (REITS). An underweight in the materials sector, which was the prime beneficiary of the sharp rises in commodities prices, notably metals and steel, also hampered returns.

We used the proceeds of price-based sales, mentioned above, to purchase shares in Copa Holdings (1.5% of net assets). Copa is an airline based in Panama City and benefits from increased traffic throughout Central and South America. Heightened merger and acquisition activity within the airline industry was also instrumental in bringing investors back to this sector after years of disappointments.

Looking ahead

Although the stocks of small companies have led the market for most of the past seven years, a number of factors favor their potential going forward: the Federal Reserve Board appears to have finished its cycle of short-term interest rate hikes, and the monetary base is beginning to grow again—a circumstance that has historically been favorable for growth stocks. The infusion of private equity money into the small-cap universe is another factor that could support share prices in the year ahead.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class A (01/01/89)	12.40	7.03	4.67
Russell 2000 Growth Index	13.35	6.93	4.88

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class A	11.37	12.78

Growth of a $10,000 investment, 01/01/97 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.90	1,021.17	4.08	4.08	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS — 95.4%
Consumer Discretionary — 16.1%
Diversified Consumer Services — 3.1%
Sotheby's	23,582	$731,514
Steiner Leisure Ltd. (a)	25,453	1,158,112
Strayer Education, Inc.	8,651	917,439
		2,807,065
Hotels, Restaurants & Leisure — 3.7%
Applebee's International, Inc.	18,630	459,602
Buffalo Wild Wings, Inc. (a)	6,340	337,288
California Pizza Kitchen, Inc. (a)	15,423	513,740
Pinnacle Entertainment, Inc. (a)	21,373	708,301
Ruth's Chris Steak House (a)	25,386	464,056
Scientific Games Corp., Class A (a)	15,400	465,542
WMS Industries, Inc. (a)	11,850	413,091
		3,361,620
Household Durables — 2.3%
Interface, Inc., Class A (a)	67,354	957,774
Tempur-Pedic International, Inc. (a)	56,974	1,165,688
		2,123,462
Internet & Catalog Retail — 1.1%
Nutri/System, Inc. (a)	9,230	585,090
Priceline.com, Inc. (a)	10,010	436,536
		1,021,626
Media — 0.5%
Focus Media Holding Ltd., ADR (a)	6,790	450,788
Specialty Retail — 4.5%
Aeropostale, Inc. (a)	39,900	1,231,713
DSW, Inc., Class A (a)	15,980	616,349
Gymboree Corp. (a)	11,140	425,102
Hibbett Sporting Goods, Inc. (a)	8,560	261,337
Pacific Sunwear of California, Inc. (a)	15,730	307,993
Tween Brands, Inc. (a)	14,072	561,895
Zumiez, Inc. (a)	22,670	669,672
		4,074,061
Textiles, Apparel & Luxury Goods — 0.9%
Carter's, Inc. (a)	33,274	848,487
Consumer Staples — 0.6%
Food Products — 0.6%
Corn Products International, Inc.	16,950	585,453
Energy — 6.5%
Energy Equipment & Services — 2.3%
Dril-Quip, Inc. (a)	14,670	574,477
Superior Energy Services, Inc. (a)	13,179	430,690
Tetra Technologies, Inc. (a)	10,992	281,175
Todco (a)	12,233	418,002

	Shares	Value
Universal Compression Holdings, Inc. (a)	6,530	$405,578
		2,109,922
Oil, Gas & Consumable Fuels — 4.2%
Arena Resources, Inc. (a)	18,330	782,874
Berry Petroleum Co., Class A	26,130	810,291
Carrizo Oil & Gas, Inc. (a)	25,120	728,983
Delta Petroleum Corp. (a)	14,300	331,188
World Fuel Services Corp.	26,570	1,181,302
		3,834,638
Financials — 9.3%
Capital Markets — 1.8%
Affiliated Managers Group, Inc. (a)	4,952	520,604
Waddell & Reed Financial, Inc., Class A	39,760	1,087,834
		1,608,438
Commercial Banks — 2.1%
First Midwest Bancorp, Inc.	6,970	269,600
First State Bancorporation	11,869	293,758
Hancock Holding Co.	9,690	512,020
Sterling Bancshares, Inc.	40,830	531,606
Sterling Financial Corp.	8,020	271,156
		1,878,140
Consumer Finance — 1.4%
Advanta Corp., Class B	12,510	545,811
First Cash Financial Services, Inc. (a)	28,210	729,793
		1,275,604
Diversified Financial Services — 0.5%
International Securities Exchange Holdings, Inc.	9,584	448,435
Insurance — 0.6%
ProAssurance Corp. (a)	11,058	552,015
Real Estate Investment Trusts (REITs) — 2.3%
Alexandria Real Estate Equities, Inc.	7,159	718,764
Home Properties, Inc.	11,661	691,147
Washington Real Estate Investment Trust	18,390	735,600
		2,145,511
Real Estate Management & Development — 0.6%
Jones Lang LaSalle, Inc.	6,410	590,810
Health Care — 19.1%
Biotechnology — 4.8%
Alkermes, Inc. (a)	18,960	253,495
BioMarin Pharmaceuticals, Inc. (a)	13,380	219,298
Digene Corp. (a)	36,010	1,725,599
Isis Pharmaceuticals, Inc. (a)	39,801	442,587
Medarex, Inc. (a)	15,430	228,210

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

	Shares	Value
Metabolix, Inc. (a)	9,299	$176,123
Onyx Pharmaceuticals, Inc. (a)	22,970	243,023
OSI Pharmaceuticals, Inc. (a)	9,200	321,816
Regeneron Pharmaceuticals, Inc. (a)	16,470	330,553
Theravance, Inc. (a)	13,240	408,984
		4,349,688
Health Care Equipment & Supplies — 5.1%
DJO, Inc. (a)	10,780	461,600
Haemonetics Corp. (a)	11,354	511,157
Hologic, Inc. (a)	19,051	900,731
Lifecell Corp. (a)	13,540	326,856
Mentor Corp.	16,590	810,753
Meridian Bioscience, Inc.	29,162	715,344
Neurometrix, Inc. (a)	22,010	328,169
West Pharmaceutical Services, Inc.	11,992	614,350
		4,668,960
Health Care Providers & Services — 3.6%
AMN Healthcare Services, Inc. (a)	28,020	771,671
Option Care, Inc.	10,360	147,630
Pediatrix Medical Group, Inc. (a)	25,905	1,266,754
Psychiatric Solutions, Inc. (a)	29,800	1,118,096
		3,304,151
Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc. (a)	7,887	212,870
Life Sciences Tools & Services — 5.0%
Dionex Corp. (a)	15,640	886,944
Exelixis, Inc. (a)	26,890	242,010
ICON PLC, ADR (a)	14,630	551,551
Illumina, Inc. (a)	31,297	1,230,285
Nektar Therapeutics (a)	46,822	712,163
Varian, Inc. (a)	9,090	407,141
Ventana Medical Systems, Inc. (a)	11,577	498,158
		4,528,252
Pharmaceuticals — 0.4%
Hi-Tech Pharmacal Co., Inc. (a)	25,576	311,260
Industrials — 13.0%
Aerospace & Defense — 1.3%
BE Aerospace, Inc. (a)	16,970	435,789
Teledyne Technologies, Inc. (a)	18,760	752,839
		1,188,628
Air Freight & Logistics — 1.3%
EGL, Inc. (a)	14,573	433,984
HUB Group, Inc., Class A (a)	10,141	279,385
UTI Worldwide, Inc.	17,100	511,290
		1,224,659
Airlines — 1.5%
Copa Holdings SA, Class A	29,282	1,363,370
Commercial Services & Supplies — 3.5%
Fuel Tech, Inc. (a)	17,240	424,794
IHS, Inc., Class A (a)	13,090	516,793
Kenexa Corp. (a)	22,335	742,862

	Shares	Value
Mobile Mini, Inc. (a)	24,593	$662,535
Waste Connections, Inc. (a)	20,960	870,888
		3,217,872
Construction & Engineering — 0.9%
Quanta Services, Inc. (a)	41,870	823,583
Electrical Equipment — 1.7%
General Cable Corp. (a)	12,264	536,059
Genlyte Group, Inc. (a)	6,879	537,319
Superior Essex, Inc. (a)	13,340	443,555
		1,516,933
Machinery — 1.3%
Valmont Industries, Inc.	9,080	503,849
Wabtec Corp.	23,059	700,533
		1,204,382
Marine — 1.0%
American Commercial Lines, Inc. (a)	4,144	271,474
Kirby Corp. (a)	17,710	604,442
		875,916
Road & Rail — 0.5%
Dollar Thrifty Automotive Group, Inc. (a)	10,400	474,344
Information Technology — 26.6%
Communications Equipment — 3.8%
AudioCodes Ltd. (a)	59,724	559,614
CommScope, Inc. (a)	7,488	228,234
Foundry Networks, Inc. (a)	40,900	612,682
NICE Systems Ltd., ADR (a)	36,279	1,116,668
Polycom, Inc. (a)	29,930	925,136
		3,442,334
Computers & Peripherals — 1.4%
Komag, Inc. (a)	19,660	744,721
Stratasys, Inc. (a)	17,255	541,979
		1,286,700
Electronic Equipment & Instruments — 3.3%
Daktronics, Inc.	12,360	455,466
FLIR Systems, Inc. (a)	44,750	1,424,392
Global Imaging Systems, Inc. (a)	23,642	518,942
L-1 Identity Solutions, Inc. (a)	39,060	590,978
		2,989,778
Internet Software & Services — 3.4%
aQuantive, Inc. (a)	36,874	909,313
CNET Networks, Inc. (a)	26,420	240,158
Equinix, Inc. (a)	4,520	341,802
Perficient, Inc. (a)	14,650	240,407
Sohu.com, Inc. (a)	26,790	642,960
ValueClick, Inc. (a)	32,188	760,602
		3,135,242

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

	Shares	Value
IT Services — 2.1%
CACI International, Inc., Class A (a)	14,800	$836,200
Euronet Worldwide, Inc. (a)	17,720	526,107
MPS Group, Inc. (a)	39,820	564,647
		1,926,954
Semiconductors & Semiconductor Equipment — 4.9%
Atheros Communications, Inc. (a)	55,629	1,186,010
Cymer, Inc. (a)	17,575	772,421
FEI Co. (a)	17,861	470,995
FormFactor, Inc. (a)	12,640	470,840
SiRF Technology Holdings, Inc. (a)	8,936	228,047
Tessera Technologies, Inc. (a)	33,102	1,335,335
		4,463,648
Software — 7.7%
ANSYS, Inc. (a)	19,113	831,224
Aspen Technology, Inc. (a)	39,720	437,714
Double-Take Software, Inc. (a)	5,853	75,387
Informatica Corp. (a)	31,660	386,569
Macrovision Corp. (a)	30,198	853,395
Micros Systems, Inc. (a)	23,665	1,247,146
Progress Software Corp. (a)	16,767	468,302
Quality Systems, Inc.	15,170	565,386
Quest Software, Inc. (a)	32,190	471,584
SPSS, Inc. (a)	14,156	425,671
THQ, Inc. (a)	9,480	308,290
Transaction Systems Architects, Inc. (a)	11,097	361,429
Ultimate Software Group, Inc. (a)	23,944	556,937
		6,989,034
Materials — 2.5%
Chemicals — 1.2%
Hercules, Inc. (a)	55,580	1,073,250
Metals & Mining — 1.3%
AK Steel Holding Corp. (a)	20,020	338,338
Coeur d'Alene Mines Corp. (a)	128,230	634,738
Stillwater Mining Co. (a)	17,430	217,701
		1,190,777
Telecommunication Services — 1.7%
Diversified Telecommunication Services — 0.6%
Iowa Telecommunications Services, Inc.	11,480	226,271
Time Warner Telecom, Inc., Class A (a)	16,780	334,425
		560,696
Wireless Telecommunication Services — 1.1%
Dobson Communications Corp., Class A (a)	57,240	498,561

	Shares	Value
SBA Communications Corp., Class A (a)	17,394	$478,335
		976,896
Total Common Stocks (cost of $81,960,399)		87,016,252
INVESTMENT COMPANY — 1.2%
iShares Nasdaq Biotechnology Index Fund	14,360	1,116,633
Total Investment Company (cost of $1,045,013)		1,116,633
	Par
SHORT-TERM OBLIGATION — 3.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 08/15/23, market value of $2,922,591 (repurchase proceeds $2,865,515)	$2,864,000	2,864,000
Total Short-Term Obligation (cost of $2,864,000)		2,864,000
Total Investments — 99.7% (cost of $85,869,412)(b)		90,996,885
Other Assets & Liabilities, Net — 0.3%		237,490
Net Assets — 100.0%		$91,234,375

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $86,270,480.

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	26.6
Health Care	19.1
Consumer Discretionary	16.1
Industrials	13.0
Financials	9.3
Energy	6.5
Materials	2.5
Telecommunication Services	1.7
Investment Company	1.2
Consumer Staples	0.6
96.6
Short-Term Obligation	3.1
Other Assets & Liabilities, Net	0.3
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$85,869,412
Investments, at value	$90,996,885
Cash	23
Receivable for:
Investments sold	361,725
Fund shares sold	22,978
Interest	1,136
Dividends	21,549
Expense reimbursement due from Investment Advisor	13,818
Deferred Trustees' compensation plan	9,462
Other assets	26
Total Assets	91,427,602
Liabilities
Payable for:
Fund shares repurchased	25,408
Investment advisory fee	39,635
Administration fee	11,641
Pricing and bookkeeping fees	5,672
Trustees' fees	51,453
Audit fee	30,250
Custody fee	2,700
Chief compliance officer expenses	1,513
Deferred Trustees' fees	9,462
Other liabilities	15,493
Total Liabilities	193,227
Net Assets	$91,234,375
Net Assets Consist of
Paid-in capital	$92,876,716
Accumulated net investment loss	(10,784)
Accumulated net realized loss	(6,759,030)
Net unrealized appreciation on investments	5,127,473
Net Assets	$91,234,375
Class A:
Net assets	$91,233,133
Shares outstanding	7,138,562
Net asset value per share	$12.78
Class B:
Net assets	$1,242
Shares outstanding	98
Net asset value per share	$12.67

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$176,751
Interest	127,201
Total Investment Income	303,952
Expenses
Investment advisory fee	403,783
Administration fee	121,135
Distribution fee—Class B	3
Transfer agent fee	289
Pricing and bookkeeping fees	69,687
Trustees' fees	13,167
Custody fee	22,712
Chief compliance officer expenses	4,422
Non-recurring costs (See Note 7)	318
Other expenses	63,933
Total Expenses	699,449
Fees and expenses waived or reimbursed by Investment Advisor	(52,968)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(318)
Custody earnings credit	(595)
Net Expenses	645,568
Net Investment Loss	(341,616)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	14,543,222
Net change in unrealized appreciation (depreciation) on investments	(10,579,271)
Net Gain	3,963,951
Net Increase Resulting from Operations	$3,622,335

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Small Company Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment loss	$(341,616)	$(239,853)
Net realized gain on investments	14,543,222	7,063,164
Net change in unrealized appreciation (depreciation) on investments	(10,579,271)	(5,849,071)
Net Increase Resulting from Operations	3,622,335	974,240
Share Transactions
Class A:
Subscriptions	2,625,871	2,336,290
Proceeds received in connection with merger	49,662,800	—
Redemptions	(16,370,154)	(13,804,937)
Net Increase (Decrease) from Share Transactions	35,918,517	(11,468,647)
Total Increase (Decrease) in Net Assets	39,540,852	(10,494,407)
Net Assets
Beginning of period	51,693,523	62,187,930
End of period	$91,234,375	$51,693,523
Accumulated net investment loss at end of period	$(10,784)	$(6,663)
Changes in Shares
Class A:
Subscriptions	211,470	218,938
Issued in connection with merger	3,704,518	—
Redemptions	(1,322,324)	(1,292,289)
Net Increase (Decrease)	2,593,664	(1,073,351)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.37	$11.07	$9.93	$6.88	$9.10
Income from Investment Operations:
Net investment loss (b)	(0.05)	(0.05)	(0.06)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	1.46	0.35	1.20	3.10	(2.18)
Total from Investment Operations	1.41	0.30	1.14	3.05	(2.22)
Net Asset Value, End of Period	$12.78	$11.37	$11.07	$9.93	$6.88
Total return (c)(d)(e)	12.40%	2.71%	11.48%	44.33%	(24.40)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (f)	0.80%	0.80%	0.80%	0.80%	0.80%
Waiver/reimbursement	0.07%	0.08%	0.02%	0.03%	0.02%
Net investment loss (f)	(0.42)%	(0.44)%	(0.61)%	(0.62)%	(0.57)%
Portfolio turnover rate	174%	138%	41%	117%	117%
Net assets, end of period (000's)	$91,233	$51,692	$62,187	$64,157	$48,932

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund,Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Small Company Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series and the Trust changed its name from SteinRoe Variable Investment Trust to Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal

11

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

income taxes. Therefore, no federal income tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and wash sales were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$337,495	$(143,093)	$(194,402)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Net Unrealized Appreciation*
$4,726,405

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$7,453,503
Unrealized depreciation	(2,727,098)
Net unrealized appreciation	$4,726,405

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$332,196
2010	6,025,766
$6,357,962

Of the capital loss carryforwards attributable to the Fund, $442,928 ($332,196 expiring 12/31/09 and $110,732 expiring 12/31/10) remain from the Fund's merger with Galaxy VIP Small Company Growth Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $14,750,906 were utilized during the year ended December 31, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $1.5 billion	0.45%
Over $1.5 billion	0.40%

12

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.086% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of

13

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $138,511,089 and $154,172,335, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under these arrangements.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the

14

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $318 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 8. Business Combinations and Mergers

On May 1, 2006, Nations Small Company Portfolio, a series of Nations Separate Account Trust, merged into Liberty Small Company Growth Fund, Variable Series. Liberty Small Company Growth Fund, Variable Series was then renamed Columbia Small Company Growth Fund, Variable Series. Liberty Small Company Growth Fund, Variable Series received a tax-free transfer of assets from Nations Small Company Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
3,704,518	$49,662,800	$10,847,777
Net Assets of Liberty Small Company Growth Fund, Variable Series Prior to Combination	Net Assets of Nations Small Company Portfolio Immediately Prior to Combination	Net Assets of Liberty Small Company Growth Fund, Variable Series Immediately After Combination
$57,437,741	$49,662,800	$107,100,541

1 Unrealized appreciation is included in Net Assets Received.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class A Shareholders of Columbia Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Columbia Small Company Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Small Company Growth Fund, Variable Series, a series of SteinRoe Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

16

Fund Governance

Columbia Small Company Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

17

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held
Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

18

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

19

Board Consideration and Approval of Investment Advisory Agreements

Columbia Small Company Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily

20

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Company Growth Fund, Variable Series

all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Company Growth Fund, Variable Series

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

22

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Small Company Growth Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.

October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

23

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

24

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

IV. RECOMMENDATIONS

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,

John D. Rea

26

Appendix

Columbia Small Company Growth Fund, Variable Series

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

27

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Small Company Growth Fund, Variable Series

(formerly Liberty Small Company Growth Fund, Variable Series)

Columbia Funds Variable Insurance Trust

Class B

2006 Annual Report

The views expressed in the Portfolio Managers' Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Columbia Small Company Growth Fund, Variable Series seeks long-term growth.

Daniel H. Cole, Daniele M. Donahoe, Jon Michael Morgan and Clifford D. Siverd are co-managers of the fund.

For the twelve months ended December 31, 2006, the fund's performance fell short of the return posted by the Russell 2000 Growth Index1 but it was higher than the average return of its peer group, the Morningstar Small Growth VIT Category2. The fund's competitive results were a function of asset allocation as well as stock selection.

For example, our commitment to the information technology sector aided performance and was highlighted by our ownership of Itron, an automated meter-reading company serving the water, gas and electric utility markets. A healthy spending environment for utilities provided a tailwind for Itron, which increased its market penetration and backlog. We sold the stock once it attained our price objectives.

Energy was also a profitable sector for the fund. During the first half of the year, refiners benefited from strong gasoline demand and limited production capacity, factors that combined to produce higher prices. Both Superior Energy Services (0.5% of net assets) and Frontier Oil aided performance. Superior Energy provides services to drillers in the Gulf of Mexico and has grown its rental-tool business to include many international markets as well. We held onto Superior Energy but sold Frontier Oil once our price target was realized.

Industrial stocks were a third area of strength for the fund. While the sector was up across the board, General Cable (0.6% of net assets), a specialty wire and cable company focused on end markets such as energy and communications, was particularly strong. General Cable benefited from the strength of its end markets as well as from geographic expansion and strong copper pricing.

The fund's performance relative to its benchmark index was hurt by its selections within the financial sector, where we underweighted such standout performers as commercial banks and real estate investment trusts (REITS). An underweight in the materials sector, which was the prime beneficiary of the sharp rises in commodities prices, notably metals and steel, also hampered returns.

We used the proceeds of price-based sales, mentioned above, to purchase shares in Copa Holdings (1.5% of net assets). Copa is an airline based in Panama City and benefits from increased traffic throughout Central and South America. Heightened merger and acquisition activity within the airline industry was also instrumental in bringing investors back to this sector after years of disappointments.

Looking ahead

Although the stocks of small companies have led the market for most of the past seven years, a number of factors favor their potential going forward: the Federal Reserve Board appears to have finished its cycle of short-term interest rate hikes, and the monetary base is beginning to grow again—a circumstance that has historically been favorable for growth stocks. The infusion of private equity money into the small-cap universe is another factor that could support share prices in the year ahead.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings are disclosed as of December 31, 2006, and are subject to change.

1  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2  ©2006 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Performance Information

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor and/or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2006 (%)

	1-year	5-year	10-year
Class B (06/01/00)	12.22	7.01	4.60
Russell 2000 Growth Index	13.35	6.93	4.88

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/05	12/31/06
Class B	11.29	12.67

Growth of a $10,000 investment, 01/01/971 – 12/31/06

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The returns for the index and the fund include reinvested dividends and capital gains. Investment earnings, if any, are tax-deferred until distributed, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Class B shares (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

1  Inception date of Class A shares (oldest existing share class) is January 1, 1989.

2

Understanding Your Expenses

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

07/01/06 – 12/31/06	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class B	1,000.00	1,000.00	1,025.10	1,019.91	5.36	5.35	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

	Shares	Value
COMMON STOCKS — 95.4%
Consumer Discretionary — 16.1%
Diversified Consumer Services — 3.1%
Sotheby's	23,582	$731,514
Steiner Leisure Ltd. (a)	25,453	1,158,112
Strayer Education, Inc.	8,651	917,439
		2,807,065
Hotels, Restaurants & Leisure — 3.7%
Applebee's International, Inc.	18,630	459,602
Buffalo Wild Wings, Inc. (a)	6,340	337,288
California Pizza Kitchen, Inc. (a)	15,423	513,740
Pinnacle Entertainment, Inc. (a)	21,373	708,301
Ruth's Chris Steak House (a)	25,386	464,056
Scientific Games Corp., Class A (a)	15,400	465,542
WMS Industries, Inc. (a)	11,850	413,091
		3,361,620
Household Durables — 2.3%
Interface, Inc., Class A (a)	67,354	957,774
Tempur-Pedic International, Inc. (a)	56,974	1,165,688
		2,123,462
Internet & Catalog Retail — 1.1%
Nutri/System, Inc. (a)	9,230	585,090
Priceline.com, Inc. (a)	10,010	436,536
		1,021,626
Media — 0.5%
Focus Media Holding Ltd., ADR (a)	6,790	450,788
Specialty Retail — 4.5%
Aeropostale, Inc. (a)	39,900	1,231,713
DSW, Inc., Class A (a)	15,980	616,349
Gymboree Corp. (a)	11,140	425,102
Hibbett Sporting Goods, Inc. (a)	8,560	261,337
Pacific Sunwear of California, Inc. (a)	15,730	307,993
Tween Brands, Inc. (a)	14,072	561,895
Zumiez, Inc. (a)	22,670	669,672
		4,074,061
Textiles, Apparel & Luxury Goods — 0.9%
Carter's, Inc. (a)	33,274	848,487
Consumer Staples — 0.6%
Food Products — 0.6%
Corn Products International, Inc.	16,950	585,453
Energy — 6.5%
Energy Equipment & Services — 2.3%
Dril-Quip, Inc. (a)	14,670	574,477
Superior Energy Services, Inc. (a)	13,179	430,690
Tetra Technologies, Inc. (a)	10,992	281,175
Todco (a)	12,233	418,002

	Shares	Value
Universal Compression Holdings, Inc. (a)	6,530	$405,578
		2,109,922
Oil, Gas & Consumable Fuels — 4.2%
Arena Resources, Inc. (a)	18,330	782,874
Berry Petroleum Co., Class A	26,130	810,291
Carrizo Oil & Gas, Inc. (a)	25,120	728,983
Delta Petroleum Corp. (a)	14,300	331,188
World Fuel Services Corp.	26,570	1,181,302
		3,834,638
Financials — 9.3%
Capital Markets — 1.8%
Affiliated Managers Group, Inc. (a)	4,952	520,604
Waddell & Reed Financial, Inc., Class A	39,760	1,087,834
		1,608,438
Commercial Banks — 2.1%
First Midwest Bancorp, Inc.	6,970	269,600
First State Bancorporation	11,869	293,758
Hancock Holding Co.	9,690	512,020
Sterling Bancshares, Inc.	40,830	531,606
Sterling Financial Corp.	8,020	271,156
		1,878,140
Consumer Finance — 1.4%
Advanta Corp., Class B	12,510	545,811
First Cash Financial Services, Inc. (a)	28,210	729,793
		1,275,604
Diversified Financial Services — 0.5%
International Securities Exchange Holdings, Inc.	9,584	448,435
Insurance — 0.6%
ProAssurance Corp. (a)	11,058	552,015
Real Estate Investment Trusts (REITs) — 2.3%
Alexandria Real Estate Equities, Inc.	7,159	718,764
Home Properties, Inc.	11,661	691,147
Washington Real Estate Investment Trust	18,390	735,600
		2,145,511
Real Estate Management & Development — 0.6%
Jones Lang LaSalle, Inc.	6,410	590,810
Health Care — 19.1%
Biotechnology — 4.8%
Alkermes, Inc. (a)	18,960	253,495
BioMarin Pharmaceuticals, Inc. (a)	13,380	219,298
Digene Corp. (a)	36,010	1,725,599
Isis Pharmaceuticals, Inc. (a)	39,801	442,587
Medarex, Inc. (a)	15,430	228,210

See Accompanying Notes to Financial Statements.
4

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

	Shares	Value
Metabolix, Inc. (a)	9,299	$176,123
Onyx Pharmaceuticals, Inc. (a)	22,970	243,023
OSI Pharmaceuticals, Inc. (a)	9,200	321,816
Regeneron Pharmaceuticals, Inc. (a)	16,470	330,553
Theravance, Inc. (a)	13,240	408,984
		4,349,688
Health Care Equipment & Supplies — 5.1%
DJO, Inc. (a)	10,780	461,600
Haemonetics Corp. (a)	11,354	511,157
Hologic, Inc. (a)	19,051	900,731
Lifecell Corp. (a)	13,540	326,856
Mentor Corp.	16,590	810,753
Meridian Bioscience, Inc.	29,162	715,344
Neurometrix, Inc. (a)	22,010	328,169
West Pharmaceutical Services, Inc.	11,992	614,350
		4,668,960
Health Care Providers & Services — 3.6%
AMN Healthcare Services, Inc. (a)	28,020	771,671
Option Care, Inc.	10,360	147,630
Pediatrix Medical Group, Inc. (a)	25,905	1,266,754
Psychiatric Solutions, Inc. (a)	29,800	1,118,096
		3,304,151
Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc. (a)	7,887	212,870
Life Sciences Tools & Services — 5.0%
Dionex Corp. (a)	15,640	886,944
Exelixis, Inc. (a)	26,890	242,010
ICON PLC, ADR (a)	14,630	551,551
Illumina, Inc. (a)	31,297	1,230,285
Nektar Therapeutics (a)	46,822	712,163
Varian, Inc. (a)	9,090	407,141
Ventana Medical Systems, Inc. (a)	11,577	498,158
		4,528,252
Pharmaceuticals — 0.4%
Hi-Tech Pharmacal Co., Inc. (a)	25,576	311,260
Industrials — 13.0%
Aerospace & Defense — 1.3%
BE Aerospace, Inc. (a)	16,970	435,789
Teledyne Technologies, Inc. (a)	18,760	752,839
		1,188,628
Air Freight & Logistics — 1.3%
EGL, Inc. (a)	14,573	433,984
HUB Group, Inc., Class A (a)	10,141	279,385
UTI Worldwide, Inc.	17,100	511,290
		1,224,659
Airlines — 1.5%
Copa Holdings SA, Class A	29,282	1,363,370
Commercial Services & Supplies — 3.5%
Fuel Tech, Inc. (a)	17,240	424,794
IHS, Inc., Class A (a)	13,090	516,793
Kenexa Corp. (a)	22,335	742,862

	Shares	Value
Mobile Mini, Inc. (a)	24,593	$662,535
Waste Connections, Inc. (a)	20,960	870,888
		3,217,872
Construction & Engineering — 0.9%
Quanta Services, Inc. (a)	41,870	823,583
Electrical Equipment — 1.7%
General Cable Corp. (a)	12,264	536,059
Genlyte Group, Inc. (a)	6,879	537,319
Superior Essex, Inc. (a)	13,340	443,555
		1,516,933
Machinery — 1.3%
Valmont Industries, Inc.	9,080	503,849
Wabtec Corp.	23,059	700,533
		1,204,382
Marine — 1.0%
American Commercial Lines, Inc. (a)	4,144	271,474
Kirby Corp. (a)	17,710	604,442
		875,916
Road & Rail — 0.5%
Dollar Thrifty Automotive Group, Inc. (a)	10,400	474,344
Information Technology — 26.6%
Communications Equipment — 3.8%
AudioCodes Ltd. (a)	59,724	559,614
CommScope, Inc. (a)	7,488	228,234
Foundry Networks, Inc. (a)	40,900	612,682
NICE Systems Ltd., ADR (a)	36,279	1,116,668
Polycom, Inc. (a)	29,930	925,136
		3,442,334
Computers & Peripherals — 1.4%
Komag, Inc. (a)	19,660	744,721
Stratasys, Inc. (a)	17,255	541,979
		1,286,700
Electronic Equipment & Instruments — 3.3%
Daktronics, Inc.	12,360	455,466
FLIR Systems, Inc. (a)	44,750	1,424,392
Global Imaging Systems, Inc. (a)	23,642	518,942
L-1 Identity Solutions, Inc. (a)	39,060	590,978
		2,989,778
Internet Software & Services — 3.4%
aQuantive, Inc. (a)	36,874	909,313
CNET Networks, Inc. (a)	26,420	240,158
Equinix, Inc. (a)	4,520	341,802
Perficient, Inc. (a)	14,650	240,407
Sohu.com, Inc. (a)	26,790	642,960
ValueClick, Inc. (a)	32,188	760,602
		3,135,242

See Accompanying Notes to Financial Statements.
5

Investment Portfolio (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

	Shares	Value
IT Services — 2.1%
CACI International, Inc., Class A (a)	14,800	$836,200
Euronet Worldwide, Inc. (a)	17,720	526,107
MPS Group, Inc. (a)	39,820	564,647
		1,926,954
Semiconductors & Semiconductor Equipment — 4.9%
Atheros Communications, Inc. (a)	55,629	1,186,010
Cymer, Inc. (a)	17,575	772,421
FEI Co. (a)	17,861	470,995
FormFactor, Inc. (a)	12,640	470,840
SiRF Technology Holdings, Inc. (a)	8,936	228,047
Tessera Technologies, Inc. (a)	33,102	1,335,335
		4,463,648
Software — 7.7%
ANSYS, Inc. (a)	19,113	831,224
Aspen Technology, Inc. (a)	39,720	437,714
Double-Take Software, Inc. (a)	5,853	75,387
Informatica Corp. (a)	31,660	386,569
Macrovision Corp. (a)	30,198	853,395
Micros Systems, Inc. (a)	23,665	1,247,146
Progress Software Corp. (a)	16,767	468,302
Quality Systems, Inc.	15,170	565,386
Quest Software, Inc. (a)	32,190	471,584
SPSS, Inc. (a)	14,156	425,671
THQ, Inc. (a)	9,480	308,290
Transaction Systems Architects, Inc. (a)	11,097	361,429
Ultimate Software Group, Inc. (a)	23,944	556,937
		6,989,034
Materials — 2.5%
Chemicals — 1.2%
Hercules, Inc. (a)	55,580	1,073,250
Metals & Mining — 1.3%
AK Steel Holding Corp. (a)	20,020	338,338
Coeur d'Alene Mines Corp. (a)	128,230	634,738
Stillwater Mining Co. (a)	17,430	217,701
		1,190,777
Telecommunication Services — 1.7%
Diversified Telecommunication Services — 0.6%
Iowa Telecommunications Services, Inc.	11,480	226,271
Time Warner Telecom, Inc., Class A (a)	16,780	334,425
		560,696
Wireless Telecommunication Services — 1.1%
Dobson Communications Corp., Class A (a)	57,240	498,561

	Shares	Value
SBA Communications Corp., Class A (a)	17,394	$478,335
		976,896
Total Common Stocks (cost of $81,960,399)		87,016,252
INVESTMENT COMPANY — 1.2%
iShares Nasdaq Biotechnology Index Fund	14,360	1,116,633
Total Investment Company (cost of $1,045,013)		1,116,633
	Par
SHORT-TERM OBLIGATION — 3.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/29/06, due 01/02/07 at 4.760%, collateralized by a U.S. Treasury Bond maturing 08/15/23, market value of $2,922,591 (repurchase proceeds $2,865,515) $	2,864,000	2,864,000
Total Short-Term Obligation (cost of $2,864,000)		2,864,000
Total Investments — 99.7% (cost of $85,869,412)(b)		90,996,885
Other Assets & Liabilities, Net — 0.3%		237,490
Net Assets — 100.0%		$91,234,375

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $86,270,480.

At December 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	26.6
Health Care	19.1
Consumer Discretionary	16.1
Industrials	13.0
Financials	9.3
Energy	6.5
Materials	2.5
Telecommunication Services	1.7
Investment Company	1.2
Consumer Staples	0.6
96.6
Short-Term Obligation	3.1
Other Assets & Liabilities, Net	0.3
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.
6

Statement of Assets and Liabilities

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Assets
Investments, at cost	$85,869,412
Investments, at value	$90,996,885
Cash	23
Receivable for:
Investments sold	361,725
Fund shares sold	22,978
Interest	1,136
Dividends	21,549
Expense reimbursement due from Investment Advisor	13,818
Deferred Trustees' compensation plan	9,462
Other assets	26
Total Assets	91,427,602
Liabilities
Payable for:
Fund shares repurchased	25,408
Investment advisory fee	39,635
Administration fee	11,641
Pricing and bookkeeping fees	5,672
Trustees' fees	51,453
Audit fee	30,250
Custody fee	2,700
Chief compliance officer expenses	1,513
Deferred Trustees' fees	9,462
Other liabilities	15,493
Total Liabilities	193,227
Net Assets	$91,234,375
Net Assets Consist of
Paid-in capital	$92,876,716
Accumulated net investment loss	(10,784)
Accumulated net realized loss	(6,759,030)
Net unrealized appreciation on investments	5,127,473
Net Assets	$91,234,375
Class A:
Net assets	$91,233,133
Shares outstanding	7,138,562
Net asset value per share	$12.78
Class B:
Net assets	$1,242
Shares outstanding	98
Net asset value per share	$12.67

See Accompanying Notes to Financial Statements.
7

Statement of Operations

Columbia Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2006

Investment Income
Dividends	$176,751
Interest	127,201
Total Investment Income	303,952
Expenses
Investment advisory fee	403,783
Administration fee	121,135
Distribution fee—Class B	3
Transfer agent fee	289
Pricing and bookkeeping fees	69,687
Trustees' fees	13,167
Custody fee	22,712
Chief compliance officer expenses	4,422
Non-recurring costs (See Note 7)	318
Other expenses	63,933
Total Expenses	699,449
Fees and expenses waived or reimbursed by Investment Advisor	(52,968)
Non-recurring costs assumed by Investment Advisor (See Note 7)	(318)
Custody earnings credit	(595)
Net Expenses	645,568
Net Investment Loss	(341,616)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	14,543,222
Net change in unrealized appreciation (depreciation) on investments	(10,579,271)
Net Gain	3,963,951
Net Increase Resulting from Operations	$3,622,335

See Accompanying Notes to Financial Statements.
8

Statement of Changes in Net Assets

Columbia Small Company Growth Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations
Net investment loss	$(341,616)	$(239,853)
Net realized gain on investments	14,543,222	7,063,164
Net change in unrealized appreciation (depreciation) on investments	(10,579,271)	(5,849,071)
Net Increase Resulting from Operations	3,622,335	974,240
Share Transactions
Class A:
Subscriptions	2,625,871	2,336,290
Proceeds received in connection with merger	49,662,800	—
Redemptions	(16,370,154)	(13,804,937)
Net Increase (Decrease) from Share Transactions	35,918,517	(11,468,647)
Total Increase (Decrease) in Net Assets	39,540,852	(10,494,407)
Net Assets
Beginning of period	51,693,523	62,187,930
End of period	$91,234,375	$51,693,523
Accumulated net investment loss at end of period	$(10,784)	$(6,663)
Changes in Shares
Class A:
Subscriptions	211,470	218,938
Issued in connection with merger	3,704,518	—
Redemptions	(1,322,324)	(1,292,289)
Net Increase (Decrease)	2,593,664	(1,073,351)

See Accompanying Notes to Financial Statements.
9

Financial Highlights

Columbia Small Company Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2006 (a)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.29	$10.98	$9.85	$6.82	$9.03
Income from Investment Operations:
Net investment loss (b)	(0.08)	(0.05)	(0.09)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.46	0.36	1.22	3.10	(2.14)
Total from Investment Operations	1.38	0.31	1.13	3.03	(2.21)
Net Asset Value, End of Period	$12.67	$11.29	$10.98	$9.85	$6.82
Total return (c)(d)(e)	12.22%	2.82%	11.47%	44.43%	(24.47)%
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Waiver/reimbursement	0.07%	0.08%	0.02%	0.03%	0.02%
Net investment loss (f)	(0.69)%	(0.48)%	(0.86)%	(0.88)%	(0.82)%
Portfolio turnover rate	174%	138%	41%	117%	117%
Net assets, end of period (000's)	$1	$1	$1	$1	$1

(a)  On May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return does not include any insurance company charges imposed by your insurance company's separate accounts. If included, total return would be reduced.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of its expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Note 1. Organization

Columbia Small Company Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust (the "Trust") is a diversified portfolio. The Trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, was organized as a Massachusetts business trust and commenced operations on January 1, 1989. Effective May 1, 2006, Liberty Small Company Growth Fund, Variable Series was renamed Columbia Small Company Growth Fund, Variable Series and the Trust changed its name from SteinRoe Variable Investment Trust to Columbia Funds Variable Insurance Trust.

Investment Goal—The Fund seeks long-term growth.

Fund Shares—The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Distributions paid by Real Estate Investment Trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains, as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal

11

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

income taxes. Therefore, no federal income tax provision is recorded.

Distributions to Shareholders—Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and wash sales were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$337,495	$(143,093)	$(194,402)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Net Unrealized Appreciation*
$4,726,405

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$7,453,503
Unrealized depreciation	(2,727,098)
Net unrealized appreciation	$4,726,405

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$332,196
2010	6,025,766
$6,357,962

Of the capital loss carryforwards attributable to the Fund, $442,928 ($332,196 expiring 12/31/09 and $110,732 expiring 12/31/10) remain from the Fund's merger with Galaxy VIP Small Company Growth Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $14,750,906 were utilized during the year ended December 31, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $1.5 billion	0.45%
Over $1.5 billion	0.40%

12

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

For the year ended December 31, 2006, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees—Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month. Under the State Street Agreements, the combined fee payable to State Street by the Fund will not exceed $140,000 annually. The Fund also reimburses State Street for certain out-of-pocket expenses.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement Columbia provides services related to Fund expenses and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services performed in connection with Fund expenses and the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements, Columbia delegated certain functions to State Street. As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. Under its pricing and bookkeeping agreement with the Fund, Columbia received an annual fee at the same fee structure as described under the State Street Agreements above. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2006, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.086% of the Fund's average daily net assets.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to April 1, 2006 the annual rate was $15.23 per open account. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended December 31, 2006, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. The Fund has adopted a Rule 12b-1 plan which allows the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers—Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Custody Credits—The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees—All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of

13

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other—Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2006, the Fund paid $2,976 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $138,511,089 and $154,172,335, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among the participating funds. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended December 31, 2006, the Fund did not borrow under these arrangements.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus—The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings—On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements".

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the

14

Notes to Financial Statements (continued)

Columbia Small Company Growth Fund, Variable Series / December 31, 2006

Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and the federal Judicial Panel transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The parties subsequently executed a settlement term sheet to fully resolve all claims in the litigation. The parties are finalizing the settlement and expect presently to submit it for court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

For the year ended December 31, 2006, Columbia has assumed $318 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 8. Business Combinations and Mergers

On May 1, 2006, Nations Small Company Portfolio, a series of Nations Separate Account Trust, merged into Liberty Small Company Growth Fund, Variable Series. Liberty Small Company Growth Fund, Variable Series was then renamed Columbia Small Company Growth Fund, Variable Series. Liberty Small Company Growth Fund, Variable Series received a tax-free transfer of assets from Nations Small Company Portfolio as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
3,704,518	$49,662,800	$10,847,777
Net Assets of Liberty Small Company Growth Fund, Variable Series Prior to Combination	Net Assets of Nations Small Company Portfolio Immediately Prior to Combination	Net Assets of Liberty Small Company Growth Fund, Variable Series Immediately After Combination
$57,437,741	$49,662,800	$107,100,541

1 Unrealized appreciation is included in Net Assets Received.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust
and the Class B Shareholders of Columbia Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class B financial highlights present fairly, in all material respects, the financial position of Columbia Small Company Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust) (formerly Liberty Small Company Growth Fund, Variable Series, a series of SteinRoe Variable Investment Trust) at December 31, 2006, and the results of its operations, the changes in its net assets and the Class B financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class B financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2007

16

Fund Governance

Columbia Small Company Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 81, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Deputy General Counsel-Corporate Legal Services, ConocoPhillips (integrated petroleum company) since August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 81, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 81, None

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 81, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor, Boston College since November, 2005; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 81, None

17

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held
Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 81, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 81, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 81, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 81, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 81, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

18

Fund Governance (continued)

Columbia Small Company Growth Fund, Variable Series

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Officers

Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of Columbia Management Advisors, LLC ("the Advisor") since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

19

Board Consideration and Approval of Investment Advisory Agreements

Columbia Small Company Growth Fund, Variable Series

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily

20

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Company Growth Fund, Variable Series

all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

21

Board Consideration and Approval of Investment Advisory Agreements (continued)

Columbia Small Company Growth Fund, Variable Series

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

22

Summary of Management Fee Evaluation by Independent Fee Consultant

Columbia Small Company Growth Fund, Variable Series

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.

October 11, 2006

I. OVERVIEW

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission.2

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process

Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.   Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.   Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation

The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs

1  CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.

2  I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

23

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

II. STATUS OF 2005 RECOMMENDATIONS

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.  Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.  Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.  Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

  Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on one-year returns.

4.   Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

  Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.   Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint... Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

  Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.  Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

Status: Trustees monitor performance on an ongoing basis.

III. FINDINGS

A. General

1.   Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.   In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

24

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.  The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixed-income funds maintained the relatively high performance level of 2005 in 2006.

5.   The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.   The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.   The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixed-income Funds.

8.   The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.   The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process

10.   The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale

11.   CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients

12.   CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits

13.   The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

25

Summary of Management Fee Evaluation by Independent Fee Consultant (continued)

Columbia Small Company Growth Fund, Variable Series

IV. RECOMMENDATIONS

A. Performance

1.   Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.   Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale

3.  Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees

4.  Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability

5.  Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.  Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.  Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,

John D. Rea

26

Appendix

Columbia Small Company Growth Fund, Variable Series

Sources of Information Used in the Evaluation

The following list generally describes the sources and types of information that were used in preparing this report.

1.  Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.  CMG's expenses and profitability obtained directly from CMG;

3.  Information on CMG's organizational structure;

4.  Profitability of publicly traded asset managers from Lipper;

5.  Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.  Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.  Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.  Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.  Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

27

Important Information About This Report

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of the Columbia Funds Variable Insurance Trust. This material must be preceded or accompanied by a current prospectus.

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds Variable Insurance Trust shares are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above.  This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended December 31, 2005.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose report to stockholders is included in this annual filing. Fee information for fiscal year ended December 31, 2006 also includes fees for three series that were merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 294,800	$281,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 56,900	$91,900

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports.  Fiscal year 2006 Audit-Related Fees also includes agreed-upon procedures for fund accounting and custody conversions. Audit-Related Fees for fiscal year 2005 also includes agreed-upon procedures for fund mergers.

During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 45,600	$52,500

Tax Fees consist primarily of the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In both fiscal years 2006 and 2005, Tax Fees include the review of final tax returns and foreign tax filings.  Tax Fees for fiscal year 2005 also includes agreed-upon procedures related to fund mergers.

During the fiscal years ended December 31, 2006 and December 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 2,500	$1,700

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In both fiscal years 2006 and 2005, All Other Fees consist of agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 791,500	$359,600

In both fiscal years 2006 and 2005, All Other Fees consist of internal control reviews of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2006 and December 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 and December 31, 2005 are approximately as follows:

2006	2005
$ 896,500	$505,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	February 27, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	February 27, 2007